UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                         Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                         Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

OCTOBER 31, 2018

PAYDEN MUTUAL FUNDS

ANNUAL REPORT

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.
The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.
To view the Fund’s proxy voting guidelines and proxy voting record for the period ended June 30th, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

•	President’s Letter

1	Management Discussion & Analysis

7	Portfolio Highlights & Investments

104	Statements of Assets & Liabilities

108	Statements of Operations

112	Statements of Changes in Net Assets

118	Notes to Financial Statements

146	Financial Highlights

160	Report of Independent Registered Public Accounting Firm

162	Fund Expenses

164	Approval of Investment Advisory Agreement

171	Trustees & Officers

Annual Report

Short Duration Bond Strategies

During the fiscal year ended October 31, 2018, the Federal Reserve Board raised the Federal Funds Rate four times, from 1.25% to 2.25%, as global growth improved, the unemployment rate fell below 4% and inflation was around the Federal Reserve Board’s 2% target.

US Treasury yields with maturities equal to or less than five years rose in concert with the central bank actions. Two-year maturity US Treasury yields rose from 1.60% to 2.87%. Three-month LIBOR continued to rise along with short term rates, increasing by 1.15% to end the fiscal year at 2.56%. Short maturity bond yields have now reached levels not seen since 2008.

As US Treasury yields increased over the year, corporate bond yields also move higher and corporate spreads widened marginally from historically low levels seen in late January. Despite higher yields and wider spreads, the investment-grade corporate sector outperformed US Treasuries on a total return basis, as the additional income earned over US Treasuries was enough to offset the negative price impact of wider spreads. Within the investment grade corporate universe financial securities outperformed industrials and lower quality securities outperformed higher quality. Investors remained optimistic over corporate earnings and global growth and have been drawn to the sector given attractive yields and low volatility profile.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the fiscal year ended October 31, 2018, the Fund returned 1.43%, compared to a return of 1.02% for the Lipper Government Money Market Average. Money market rates rose as the FOMC raised the Federal Funds Rate four times during the fiscal year.

The Payden Limited Maturity Fund (PYLMX) returned 1.92% for the fiscal year ended October 31, 2018, compared to a return of 1.68% for its benchmark, the ICE BofAML US 3-Month Treasury Bill Index. Corporate securities, securitized products and duration positioning were the largest contributors to outperformance. The Fund invests in swaps, futures and forward currency contracts for credit risk hedging and investment purposes. The use of credit default swaps to hedge credit exposure had no impact to performance.

The Payden Low Duration Fund (PYSBX) returned 0.39% for the fiscal year ended October 31, 2018, compared to a return of 0.25% for its benchmark, the ICE BofAML 1-3 Year US Treasury Index. Corporate securities and securitized products were the largest contributors to outperformance. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.02%.

The Payden Global Low Duration Fund (PYGSX) returned 0.42% for the fiscal year ended October 31, 2018, compared to a return of 0.41% for its benchmark, the ICE BofAML 1-3 Year US Corporate & Government Index. Corporate securities, securitized products and duration positioning were the largest contributors to outperformance. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by 0.06%.

The Payden U.S. Government Fund, Investor Class (PYUSX) returned -0.86% for the fiscal year ended October 31, 2018, compared to its benchmark, the ICE BofAML 1-5 Year US Treasury Index, which returned -0.36%. The Fund underperformed its index due to an overweight to mortgage backed securities which generally underperformed US Treasuries over the fiscal year. Mortgages underperformed due to declining support from the Federal Reserve Board as they no longer reinvest paydowns from their portfolio and a flattening yield curve which led to faster prepayments than anticipated on adjustable rate mortgages.

The Fund is currently structured defensively. The Adviser expects the Federal Reserve Board to continue removing monetary accommodation from the marketplace due to a strong domestic economy. The Adviser anticipates maintaining an overweight to mortgage backed securities as increased US Treasury issuance and improved mortgage security valuations should lead to higher relative performance for the mortgage sector over the next fiscal year. The Fund made limited use of interest rate derivative over the course of the fiscal year. Typically, the Fund will use US Treasury futures to remove interest rate sensitivity when rates drop in a “flight to quality” US Treasury market rally. The market impact of derivatives was negligible over the past fiscal year.

Intermediate Duration Bond Strategies

The Payden GNMA Fund (PYGNX) returned -2.34%, for the fiscal year ended October 31, 2018, while its benchmark, the ICE BofAML US GNMA Mortgage Backed Securities Index, returned -1.61%. The Fund underperformed its benchmark due to an overweight to newer mortgage pools that underperformed the more seasoned mortgage vintages. Seasoned mortgage pools outperformed due to less sensitivity to rising rates and a more stable prepayment profile resulting in higher total returns. Over the

Annual Report   1

last fiscal year, yields moved higher across the yield curve, as the Federal Reserve Board raised the overnight lending rate. The Adviser expects further pressure on interest rates as the Federal Reserve Board continues to remove accommodation from the financial markets in response to a strong domestic economy. The Federal Reserve Board has also curtailed its agency MBS reinvestment program, which provides further headwinds for the asset class as money managers, banks and REITs will be tasked with absorbing forward supply. Despite the adverse supply/demand landscape, GNMA mortgages are at their cheapest valuation in years, with nominal yields on new purchases over 4%. Today’s higher mortgage rates provide the lowest refinance environment in over a decade which should lead to higher realized yields for the Fund.

The Fund employs U.S. Treasury and Euro dollar futures to manage interest rate and yield curve exposure. Over the fiscal year, the use of derivatives contributed modest positive returns to Fund performance by reducing risk exposure to the front part of the yield curve. The Fund remains positioned slightly on the defensive side, anticipating a continuation in the move toward higher interest rates.

The Payden Core Bond Fund, Investor Class (PYCBX) returned -1.88% for the fiscal year ended October 31, 2018, compared to a -2.05% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned -2.12% for the same period. The Fund’s, SI Class (PYCSX) began January 22, 2018. From inception through October 31, 2018, the class returned -1.75% compared to -1.74% for its benchmark over the same period. The primary driver of performance was the increase in interest rates over the period. The 10-year US Treasury bond increased 0.76% during the fiscal year. Core bond funds have price exposure to interest rates and thus would be expected to exhibit price declines in the face of higher interest rates. The full impact of the interest rate increase was moderated by the Fund’s use of non-government securities to add diversification and yield enhancement. Allocations to investment grade corporate, high yield, securitized and emerging market bonds provided a modest buffer to achieve outperformance relative to the Fund’s benchmark. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Forward contracts for currency management were a modest -0.06% detractor from performance. Over the year, interest rate futures were used to hedge interest rate risk which detracted -0.06% from performance.

The Payden Corporate Bond Fund (PYACX) generated a net return of -2.61% for the fiscal year ended October 31, 2018, compared to a return of -3.02% for its benchmark, the Bloomberg Barclays US Corporate Investment Grade Index. The Fund’s largest contributor to performance was security selection within industrials, particularly energy, and consumer non-cyclical names. Energy bonds did nicely throughout the period as the price of oil rose 20% to over $65. One of the few detractors from performance was weakness in bank security selection, which came to a head in May as political tensions in Italy shook bank bonds across the globe that were low on the capital structure. Still, this was eclipsed by positive performance across most sectors and beneficial duration positioning. The Fund used futures as a means of managing duration. Ultimately this was additive to performance as the Fund was consistently short versus the benchmark.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned -0.33% for the fiscal year ended October 31, 2018, compared to a -2.05% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index. The Fund’s SI Class (PYSIX) returned -0.20% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. In addition, the Fund will permit a wide range of average maturity to be more opportunistic in defending against interest rate volatility. For the fiscal year, the Fund was managed with the belief that interest would trend higher and it was therefore positioned to be substantially shorter than the benchmark. This was the major reason for the fund’s outperformance. In addition, the Fund’s broad allocation to credit sectors and securitized bonds contributed strong performance relative to the index as these sectors provide substantial yield advantages and increased coupon income. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning, and foreign currency forwards are used to hedge currency exposure or to take outright positions on specific currencies. Over the year, interest rate futures were used to hedge interest rate risk, which enhanced performance by 0.09%. Forward contracts for currency management were a modest -0.06% detractor from performance.

For the fiscal year ended October 31, 2018, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 1.40%, compared to a return of 1.81% for its benchmark, the ICE BofAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index. The Fund’s SI Class (PYAIX) returned 1.55% for the fiscal year. The fiscal year was a tug-of-war between robust economic

2   Payden Mutual Funds

data and persistent geopolitical risk across the globe. Emerging market sovereign debt and investment-grade corporate bonds elicited negative total returns as the US dollar strengthened and government bond yields increased. Less interest-rate sensitive sectors such as Government Sponsored Entity risk-sharing deals, collateralized loan obligations and leveraged loans offered shelter from price declines. Securitized product continued to offer structural protection and a risk premium for complexity as underwriting standards remained tight and the US Housing market remained on stable footing. Tail risk hedges contributed positively to performance as volatility increased substantially in-tandem with declines in the equity market. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors, including corporate, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes.

Loan Strategy

The leveraged loan market enjoyed positive performance with little volatility over the fiscal year ended October 31, 2018. Loans continued their outperformance relative to other fixed income asset classes as they benefited from investor appetite for higher quality, floating rate product in the rising interest rate environment. As the Federal Reserve Board continues its rate hikes and LIBOR rises, loans become more attractive relative to other fixed income instruments. Loan issuers continue to report solid earnings, benefitting from a strong economy as well as the US tax cut. Robust CLO creation also remains supportive of loan prices.

For the fiscal year ended October 31, 2018, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 3.15% and the SI Class (PYFIX) returned 3.25%. The Fund’s benchmark, the Credit Suisse Institutional Leverage Loan BB Index, returned 3.96% for the same period. The Fund benefitted from positions across several sectors. A position in Frontier Communications Corp. performed well (+9.2%) as the company engaged in several credit-friendly refinancing transactions early in 2018. A position in Albertsons Companies LLC also performed well (+8.4%), although the Fund elected not to participate in a refinancing transaction due to concerns about non-discount grocery stores. A position in the term loan of SFR, a French cable and telecommunications company, detracted modestly from performance during this period after returning -2.0%. Although competitive pressures on the issuer have eased, the issuer is facing macro headwinds from slower than expected economic growth in Europe.

High Yield Bond Strategy

High-yield bonds returned 0.34% during the fiscal year ended October 31, 2018 as measured by the ICE BofAML BB-B US Cash Pay High Yield Constrained Index. Returns for the asset class were negative during the first part of the period as rising rates impacted bond prices. The market rallied strongly through the summer, but it gave back most of its gains in October. Sector performance ranged from -3.1% for autos to +3.2% for healthcare. BB-rated bonds returned -0.89%, B-rated bonds returned +1.65%, and CCC-rated bonds returned +3.48%.

The Payden High Income, Investor Class (PYHRX) returned 0.16% for the fiscal year ended October 31, 2018. The Fund’s benchmark, the ICE BofAML BB-B US Cash Pay High Yield Constrained Index, returned 0.34% for the same period. One of the top performers for the period was J.C. Penney (+15.4%), which posted strong performance during the period the portfolio held the bond after it delivered better-than-expected holiday sales. A position in Bausch Health Companies (formerly known as Valeant Pharmaceutical) also generated solid performance (+14.3%) as the company’s deleveraging efforts took hold under a new management team. ARD Securities Finance was the largest detractor, as the packaging company delivered results that were softer-than-expected. The bonds were down by -6.3% during the period, but the Adviser remains comfortable with the issuer’s long-term prospects.

The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts both to hedge foreign exchange exposure and for investment purposes. Active currency management detracted -0.07% from the Fund’s relative performance.

Tax Exempt Bond Strategy

For the fiscal year ended October 31, 2018, the Payden California Municipal Income Fund (PYCRX) returned -0.39%. The Fund outperformed its benchmarks, the Bloomberg Barclays California Intermediate Municipal Bond Index and the Bloomberg Barclays 7-Year Municipal Index, which returned -0.66%, and -0.94%, respectively. The outperformance was achieved primarily through the Fund’s allocation on the yield curve, and to new issue participation. While the Fund was mostly duration neutral throughout the period, our over-allocation to longer maturities and floating rate instruments was a contributing factor to performance as front-end

Annual Report   3

municipal rates increased more than long rates, flattening the yield curve. Given that the Federal Reserve Board is in the midst of its hiking cycle and front-end fixed rate municipals remain historically rich compared to US Treasuries, we expect to maintain this positioning moving forward. The Fund also continues to favor higher quality, revenue-secured sectors over general obligation debt. The Fund invests in futures contracts for hedging and investment purposes. The use of interest rate futures impacted performance by 0.01%.

Global Bond Strategy

The Payden Global Fixed Income Fund (PYGFX) posted a net return of -0.39% for the fiscal year ended October 31, 2018 compared to a return of 0.20% for its benchmark, the Bloomberg Barclays Global Aggregate Index (USD Hedged). The Fund held overweights in securitized instruments and high yield corporates which contributed positively. These positive contributions were more than offset by negative contributions coming from overweights held in investment grade corporates and hard currency emerging market debt. Overall, asset allocation slightly detracted from relative performance whilst security selection added modestly. In a government bond yield rising environment, the Fund benefited from a short duration positioning relative to the index. However, the active currency management detracted from relative performance. The Fund used currency forwards for hedging and active investment purposes throughout the period. The Fund also utilized government bond and short interest rate future contracts for duration hedging and active duration positioning.

Emerging Market Bond Strategies

For the fiscal year ended October 31, 2018, emerging markets fixed income securities experienced negative returns across hard currency and local currency bonds. Rising US Treasury yields, US dollar strength and a trade dispute between the US and China led to increased market volatility and pushed yields on emerging market bonds higher. Returns across countries showed significant dispersion, however, as those with lower external financing needs and credible monetary policy navigated the changing environment better than select countries with larger external imbalances.

For the fiscal year ended October 31, 2018, the Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned -5.64%, the Fund’s Adviser Class (PYEWX) returned -5.86%, and the Fund’s SI Class (PYEIX) returned -5.51%. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned -4.39% for the same period. Overweight positions in Mongolia, Angola, and Oman were positive, as were underweight positions in Lebanon, Panama, and Peru. Overweight exposure in Argentina and Zambia, security selection in Indonesia and Sri Lanka, and underweight positioning in Poland all underperformed and more than offset the gains. Quasi-sovereign selection was positive, including positioning in Malaysia and Costa Rica, as well as an underweight to Chilean entities; selection within Mexican quasi-sovereigns detracted. An off-benchmark allocation to corporates added, while local currency denominated debt detracted from relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and for investment purposes. During the period, the use of derivative instruments contributed 0.39% to the Fund’s total return.

The Payden Emerging Markets Local Bond, Investor Class (PYELX) returned -7.98% for the fiscal year ended October 31, 2018. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned -6.58% for the same period. Relative to the benchmark, the Fund benefitted from underweight rates positioning in Turkey, Czech Republic, and the Philippines, as well as targeted security selection to the intermediate part of the yield curve in Brazil. Overweight rates positioning in South Africa, Indonesia, and Russia all underperformed and more than offset the gains. Overall, currency positioning modestly detracted. Overweight positions in the Malaysian ringgit, Egyptian pound, and Nigerian naira added to returns, as did underweight exposure to the Turkish lira. An overweight stance in the South African rand, Russian ruble, Argentine peso, and Kazakhstan tenge detracted. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed -0.03% to the Fund’s total return.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned -2.26%, and the Fund’s SI Class (PYCIX) returned -2.16% for the fiscal year ended October 31, 2018. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned -1.86% for the period. The Fund’s selection of emerging market corporates was the primary contributor to outperformance, while off-index allocations to sovereigns and local currency bonds detracted from relative returns. Off-index allocations to quasi-sovereigns and developed market corporates outperformed the benchmark, adding to returns. Within emerging

4   Payden Mutual Funds

market corporates, selection of oil and gas credits in Chile, consumer goods in Israel, telecommunications in Jamaica, financials in Paraguay, and utilities in Peru all benefitted relative performance. Underweight positions to real estate in China and Hong Kong, financials in Turkey, and oil and gas in Thailand also added. The selection of utilities credits in Brazil, industrials in India, and financials in Mexico detracted, as did overweight positioning to Russian oil and gas corporates early in the period. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed 0.10% to the Fund’s total return.

U.S. Equity Strategy

The U.S. equity markets posted positive returns for the fiscal year on strong corporate earnings and robust US economic growth. The fiscal year started on a positive note as US tax reform and the outlook for global synchronized growth fueled equity markets to record highs in January. However, the markets quickly reversed in February as volatility spiked up, led by technical selling with the broad market falling into correction territory. Despite the weakness in the markets, US corporate fundamentals provided support for prices as US companies reported the highest earnings growth in eight years. The equity markets grinded higher over the coming months, reaching a new record high in late September, despite continued headlines on tariffs between US and China and an economic slowdown in Europe. The gains were temporary as the Federal Reserve Board hiked interest rates for the third time this calendar year, which drove interest rates to rise across the curve and investors to reset their growth expectations. Once again volatility spiked up as technical selling wiped out a significant amount of the gains for the year. However, the broad equity market did hold on to positive territory for the fiscal year ended October 31, 2018 on strong fundamental and economic data.

The Payden Equity Income Fund, Investor Class (PYVLX), which is comprised of large-cap value stocks, returned 3.92% for the fiscal year ended October 31, 2018, while the Fund’s Adviser Class (PYVAX) returned 3.69% and the Fund’s SI Class (PYVSX) returned 4.01%. The Fund’s benchmark, the Russell 1000 Value Index, returned 3.01% for the same time period. The Fund outperformed its benchmark due to its strong individual stock selection for the year. The allocation to preferred stocks, master limited partnerships, and real estate investment trusts were negative contributors. The Fund benefited from its overweight to the information technology and utility sectors. Within individual stock selection, the strongest areas of stock selection were in the industrial and consumer discretionary sectors, while the weakest area was in the financial sector. Strong performers in the Fund were networking giant Cisco Systems and pharmaceutical company Merck & Co. The Fund uses forward currency contracts to hedge investments in foreign currencies back to US dollars. During the fiscal year the derivative added 0.21% to Fund performance.

Annual Report   5

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Abbreviations

AGM - Assured Guaranty Municipal Corporation

ARM - Adjustable Rate Mortgage

ARS - Argentine Peso

AUD - Australian Dollar

BAM - Build America Mutual

BRL - Brazilian Real

CAD - Canadian Dollar

CDOR - Canadian Dealer Offered Rate

CZK - Czech Koruna

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

G2 - Ginnie Mae II pool

GBP - British Pound

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

IDR - Indonesian Rupiah

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

NCUA - National Credit Union Administration

NOK - Norwegian Krone

PEN - Peruvian Sol

PLN - Polish Zloty

RUB - Russian Ruble

TRY - Turkish Lira

USD - US Dollar

ZAR - South African Rand

Annual Report   7

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition -percent of investments
U.S. Treasury	45%
Repurchase Agreement	30%
U.S. Government Agency	21%
Mortgage Backed	3%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (21%)
10,000,000	FFCB, (1 mo. LIBOR USD + 0.070%)
	2.22%, 4/18/19 (a)	$10,001
5,000,000	FFCB Disc Note, 2.27%, 12/13/18 (b)	4,990
5,210,000	FHLB, 2.28%, 9/20/19	5,210
10,000,000	FHLB Disc Note, 2.21%, 11/07/18 (b)	9,996
10,000,000	FHLB Disc Note, 2.21%, 11/09/18 (b)	9,995
8,685,000	FHLB Disc Note, 2.27%, 12/21/18 (b)	8,659
15,000,000	FHLMC Disc Note, 2.21%, 11/20/18 (b)	14,983
2,460,000	FNMA, (SOFR + 0.080%) 2.30%, 1/30/19 (a)	2,460
3,090,000	FNMA, (SOFR + 0.120%) 2.34%, 7/30/19 (a)	3,090

Total U.S. Government Agency (Cost - $69,384)		69,384

Mortgage Backed (3%)
2,739,479	Fannie Mae-Aces, 2.17%, 9/25/19 (c)	2,723
1,716,913	Freddie Mac Multifamily Structured Pass
	Through Certificates, 1.73%, 7/25/19	1,707
4,420,000	Freddie Mac Multifamily Structured
	Pass-Through Certificates, (1 mo. LIBOR USD
	+ 0.220%) 2.48%, 7/25/20 (a)	4,421

Total Mortgage Backed (Cost - $8,851)		8,851

NCUA Guaranteed (0%)
401,064	NCUA Guaranteed Notes Trust 2011-R1, (1 mo.
	LIBOR USD + 0.450%) 2.73%, 1/08/20 (a)	402

Total NCUA Guaranteed (Cost - $402)		402

U.S. Treasury (45%)
20,000,000	U.S. Treasury Bill, 0.00%, 11/01/18 (b)	20,000
20,000,000	U.S. Treasury Bill, 2.12%, 11/08/18 (b)	19,992
10,000,000	U.S. Treasury Bill, 2.18%, 11/23/18 (b)	9,988
20,000,000	U.S. Treasury Bill, 2.25%, 1/03/19 (b)	19,924
10,000,000	U.S. Treasury Bill, 2.26%, 1/10/19 (b)	9,959
10,000,000	U.S. Treasury Bill, 2.33%, 1/31/19 (b)	9,945
10,000,000	U.S. Treasury Bill, 2.35%, 2/28/19 (b)	9,927
10,000,000	U.S. Treasury Bill, 2.53%, 6/20/19 (b)	9,855
10,000,000	U.S. Treasury Bill, 2.61%, 8/15/19 (b)	9,807

Principal or Shares	Security Description	Value (000)

10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.060%) 2.38%, 7/31/19 (a)	$10,008
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.070%) 2.39%, 4/30/19 (a)	10,005
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.140%) 2.46%, 1/31/19 (a)	10,003

Total U.S. Treasury (Cost - $149,413)		149,413

Investment Company (1%)
2,210,085	Dreyfus Treasury Cash Management
	(Cost - $2,210)	2,210

Repurchase Agreement (30%)
30,000,000	Bank of Montreal Tri Party, 2.19% 11/01/18 (d)	30,000
35,000,000	Citigroup Tri Party, 2.17% 11/01/18 (e)	35,000
35,000,000	Goldman Sachs Tri Party, 2.17% 11/06/18 (f)	35,000

Total Repurchase Agreement (Cost - $100,000)		100,000

Total Investments (Cost - $330,260) (100%)		330,260
Assets in excess of Other Liabilities (0%)		(264)

Net Assets (100%)		$329,996

(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Yield to maturity at time of purchase.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(d)	The repurchase agreement dated 10/31/2018 is collateralized by the following securities:

Bank of Montreal Tri Party
33,591,700	U.S. Treasury Note, maturity dated Feb 26,
	yielding 1.63%	$30,600

8   Payden Mutual Funds

(e)	The repurchase agreement dated 10/31/2018 is collateralized by the following securities:

Citigroup Tri Party

30,660,000	U.S. Treasury Securities, maturity from July 20-August 40, yielding from 1.13%-3.88%	$35,700

(f)	The repurchase agreement dated 10/31/2018 is collateralized by the following securities:

Goldman Sachs Tri Party

33,482,400	U.S. Treasury Note, maturity dated July 22,
	yielding 0.13%	$35,700

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Value
Repurchase Agreement	(000’s)

Total gross amount of repurchase agreements presented on the	$100,000
Statements of Assets and Liabilities
Non-cash Collateral	(30,000)

Net Amount	$70,000

See notes to financial statements.

Annual Report   9

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	52%
Asset Backed	16%
U.S. Treasury	15%
Mortgage Backed	9%
Other	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018
Principal or Shares	Security Description	Value (000)
Asset Backed (16%)
7,000,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.21%, 5/10/21	$6,971
3,300,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR
	USD + 0.800%) 3.27%, 1/20/28 (a)(b)	3,300
3,760,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%) 3.58%, 9/15/35 (a)(b)	3,772
1,952,072	Capital Auto Receivables Asset Trust 2016-3,
	1.54%, 8/20/20	1,946
907,497	CarMax Auto Owner Trust 2016-1,
	1.61%, 11/16/20	903
75,800	CNH Equipment Trust 2015-B, 1.37%, 7/15/20	76
1,640,000	CNH Equipment Trust 2018-B,
	2.93%, 12/15/21	1,638
3,701,914	Colony Starwood Homes 2016-2 Trust 144A, (1
	mo. LIBOR USD + 1.250%)
	3.53%, 12/17/33 (a)(b)	3,705
1,698,357	Commonbond Student Loan Trust 2017-A-GS
	144A, (1 mo. LIBOR USD + 0.850%)
	3.13%, 5/25/41 (a)(b)	1,715
60,801	Dell Equipment Finance Trust 2017-1 144A,
	1.86%, 6/24/19 (b)	61
1,793,297	Dell Equipment Finance Trust 2017-2 144A,
	1.97%, 2/24/20 (b)	1,787
1,800,000	Drive Auto Receivables Trust, 3.04%, 11/15/21	1,798
5,639,374	Enterprise Fleet Financing LLC 144A,
	1.97%, 1/20/23 (b)	5,597
2,300,000	First Investors Auto Owner Trust 2016-2 144A,
	1.87%, 11/15/21 (b)	2,285
1,640,000	First Investors Auto Owner Trust 2017-1 144A,
	2.20%, 3/15/22 (b)	1,628
3,291,239	First Investors Auto Owner Trust 2018-1 144A,
	2.84%, 5/16/22 (b)	3,284
4,050,000	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR
	USD + 0.790%) 3.10%, 11/15/26 (a)(b)	4,045

Principal or Shares	Security Description	Value (000)

3,110,000	GM Financial Automobile Leasing Trust 2018-3,
	3.18%, 6/21/21	$3,107
3,575,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%) 3.38%, 10/20/27 (a)(b)	3,575
1,740,000	Madison Park Funding XIII Ltd. 144A, (3 mo.
	LIBOR USD + 0.950%) 3.40%, 4/19/30 (a)(b)	1,737
552,865	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD
	+ 1.000%) 3.49%, 7/25/26 (a)(b)	553
6,800,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD
	+ 0.800%) 3.24%, 1/15/28 (a)(b)	6,761
4,000,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%) 3.43%, 6/15/28 (a)(b)	4,006
3,419,463	Nissan Auto Lease Trust 2017-B,
	1.83%, 12/16/19	3,405
4,000,000	Nissan Master Owner Trust Receivables,
	1.54%, 6/15/21	3,964
815,000	Octagon Investment Partners XXIII Ltd. 144A,
	(3 mo. LIBOR USD + 0.850%)
	3.29%, 7/15/27 (a)(b)	814
872,327	OSCAR U.S. Funding Trust VII LLC 144A,
	2.13%, 11/10/20 (b)	869
2,375,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 3.000%) 5.52%, 4/30/27 (a)(b)	2,364
2,600,000	Penarth Master Issuer PLC 144A, (1 mo. LIBOR
	USD + 0.380%) 2.67%, 3/18/22 (a)(b)	2,597
169,384	Santander Drive Auto Receivables Trust 2014-3,
	2.65%, 8/17/20	169
327,574	Santander Drive Auto Receivables Trust 2016-2,
	2.08%, 2/16/21	327
4,410,000	Santander Drive Auto Receivables Trust 2017-1,
	2.10%, 6/15/21	4,399
415,190	Securitized Term Auto Receivables Trust 2016-1
	144A, 1.52%, 3/25/20 (b)	414

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

6,450,000	Silver Arrow Canada LP 144A, 2.28%, 2/15/20
	CAD (b)(c)	$4,899
1,131,415	Sofi Consumer Loan Program 2017-5 LLC 144A,
	2.14%, 9/25/26 (b)	1,126
753,436	Sofi Consumer Loan Program 2017-6 LLC 144A,
	2.20%, 11/25/26 (b)	749
4,313,233	Sofi Consumer Loan Program 2018-1 Trust
	144A, 2.55%, 2/25/27 (b)	4,291
411,039	SoFi Professional Loan Program 2017-D LLC
	144A, 1.72%, 9/25/40 (b)	408
5,227,071	Symphony CLO XV Ltd. 144A, (3 mo. LIBOR
	USD + 1.180%) 3.63%, 10/17/26 (a)(b)	5,230
2,462,500	Taco Bell Funding LLC 144A,
	3.83%, 5/25/46 (b)	2,465
2,324,597	Towd Point Mortgage Trust 2017-5 144A, (1
	mo. LIBOR USD + 0.600%)
	2.89%, 2/25/57 (a)(b)	2,328
1,397,733	Toyota Auto Receivables 2016-B Owner Trust,
	1.30%, 4/15/20	1,392
3,330,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 0.890%) 3.33%, 4/15/29 (a)(b)	3,323
5,148,432	Verizon Owner Trust 2016-1 144A,
	1.42%, 1/20/21 (b)	5,131
4,330,000	Volkswagen Auto Loan Enhanced Trust 2018-1,
	2.81%, 7/20/21	4,321
2,017,786	Volvo Financial Equipment LLC Series 2016-1
	144A, 1.67%, 2/18/20 (b)	2,013
567,941	Westlake Automobile Receivables Trust 2018-2
	144A, 2.50%, 5/15/19 (b)	568
377,995	Wheels SPV 2 LLC 144A, 1.59%, 5/20/25 (b)	377
3,450,000	World Omni Automobile Lease Securitization
	Trust 2018-B, 2.96%, 6/15/21	3,445
Total Asset Backed (Cost - $125,908)		125,638
Bank Loans(d) (0%)
492,500	Zayo Group LLC Term Loan B1 1L, (LIBOR
	USD 1-Month + 2.000%) 4.30%, 1/31/21	493
Total Bank Loans (Cost - $491)		493
Commercial Paper (4%)
3,750,000	AT&T Inc., 0.00%, 5/28/18 (e)	3,686
8,000,000	Banco De Chile, 0.00%, 11/29/18 (e)	7,985
8,000,000	Dollar General Corp., 0.00%, 11/01/18 (e)	8,000
8,000,000	Dover Corp., 0.00%, 11/01/18 (e)	7,999
Total Commercial Paper (Cost - $27,670)		27,670
Corporate Bond (53%)
Financial (28%)
2,530,000	ABN AMRO Bank NV 144A,
	2.10%, 1/18/19 (b)	2,529
3,580,000	ABN AMRO Bank NV 144A, (3 mo. LIBOR
	USD + 0.410%) 2.86%, 1/19/21 (a)(b)	3,579
1,500,000	African Export-Import Bank, 4.75%, 7/29/19	1,510
3,500,000	American Express Co., (3 mo. LIBOR USD
	+ 0.525%) 2.84%, 5/17/21 (a)	3,506
760,000	American Express Credit Corp., 1.88%, 5/03/19	756
3,935,000	Ares Capital Corp., 4.88%, 11/30/18	3,941
2,030,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%)
	3.62%, 3/26/21 (a)	2,033

Principal or Shares	Security Description	Value (000)

3,330,000	Australia & New Zealand Banking Group Ltd.
	144A, (3 mo. LIBOR USD + 0.320%)
	2.66%, 11/09/20 (a)(b)	$3,334
2,930,000	AvalonBay Communities Inc., (3 mo. LIBOR
	USD + 0.430%) 2.87%, 1/15/21 (a)	2,930
290,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)	287
1,665,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	1,623
3,785,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.650%) 3.02%, 6/25/22 (a)	3,787
3,048,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%) 3.13%, 7/21/21 (a)	3,062
1,530,000	Bank of Montreal, (3 mo. LIBOR USD
	+ 0.790%) 3.10%, 8/27/21 (a)	1,550
3,970,000	Bank of Nova Scotia, (3 mo. LIBOR USD
	+ 0.440%) 2.91%, 4/20/21 (a)	3,981
5,150,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	5,124
1,925,000	Banque Federative du Credit Mutuel SA 144A, (3
	mo. LIBOR USD + 0.490%)
	2.96%, 7/20/20 (a)(b)	1,930
3,565,000	Barclays Bank PLC, (3 mo. LIBOR USD
	+ 0.460%) 2.88%, 1/11/21 (a)	3,559
1,090,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%)
	3.53%, 5/22/22 (a)(b)	1,100
5,000,000	Capital One Bank USA NA, 2.30%, 6/05/19	4,981
2,065,000	Capital One Financial Corp., (3 mo. LIBOR USD
	+ 0.950%) 3.28%, 3/09/22 (a)	2,071
1,630,000	Citibank NA, (3 mo. LIBOR USD + 0.570%)
	3.05%, 7/23/21 (a)	1,636
860,000	Citigroup Inc., (3 mo. LIBOR USD + 0.790%)
	3.20%, 1/10/20 (a)	865
2,000,000	Citigroup Inc., (3 mo. LIBOR USD + 0.930%)
	3.25%, 6/07/19 (a)	2,009
310,000	Citizens Bank NA/Providence RI,
	2.30%, 12/03/18	310
1,345,000	Citizens Bank NA/Providence RI, (3 mo. LIBOR
	USD + 0.540%) 2.86%, 3/02/20 (a)	1,349
4,635,000	Citizens Bank NA/Providence RI, (3 mo. LIBOR
	USD + 0.570%) 2.88%, 5/26/20 (a)	4,649
790,000	Commonwealth Bank of Australia/New York NY,
	1.75%, 11/02/18	790
2,822,000	Compass Bank, 2.75%, 9/29/19	2,810
3,760,000	Credit Agricole Corporate & Investment Bank
	SA, (3 mo. LIBOR USD + 0.625%)
	3.02%, 10/03/21 (a)	3,763
800,000	Credit Agricole SA/London 144A, (3 mo. LIBOR
	USD + 0.970%) 3.30%, 6/10/20 (a)(b)	809
1,965,000	Danske Bank A/S 144A, (3 mo. LIBOR USD
	+ 0.510%) 2.83%, 3/02/20 (a)(b)	1,963
1,900,000	DBS Group Holdings Ltd. 144A, (3 mo. LIBOR
	USD + 0.490%) 2.82%, 6/08/20 (a)(b)	1,905

Annual Report   11

Principal or Shares	Security Description	Value (000)

3,080,000	Deutsche Bank AG/New York NY, (3 mo.
	LIBOR USD + 0.815%) 3.28%, 1/22/21 (a)	$3,048
8,000,000	Dexia Credit Local SA 144A, (3 mo. LIBOR USD
	+ 0.320%) 2.64%, 9/04/20 (a)(b)	8,029
2,585,000	DNB Bank ASA 144A, (3 mo. LIBOR USD
	+ 0.370%) 2.77%, 10/02/20 (a)(b)	2,590
3,800,000	Federation des Caisses Desjardins du Quebec
	144A, (3 mo. LIBOR USD + 0.330%)
	2.85%, 10/30/20 (a)(b)	3,807
540,000	Fifth Third Bank/Cincinnati OH,
	2.30%, 3/15/19	539
2,665,000	Fifth Third Bank/Cincinnati OH, (3 mo. LIBOR
	USD + 0.250%) 2.77%, 10/30/20 (a)	2,667
1,870,000	Fifth Third Bank/Cincinnati OH, (3 mo. LIBOR
	USD + 0.590%) 2.97%, 9/27/19 (a)	1,874
980,000	FS Investment Corp., 4.25%, 1/15/20	983
2,035,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 0.730%) 3.11%, 12/27/20 (a)	2,042
1,325,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.170%) 3.48%, 11/15/21 (a)	1,342
1,590,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.040%) 3.53%, 4/25/19 (a)	1,597
2,355,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 0.600%) 2.92%, 5/18/21 (a)	2,358
1,810,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 0.650%) 2.98%, 9/11/21 (a)	1,814
480,000	Huntington National Bank, 2.20%, 11/06/18	480
1,315,000	Huntington National Bank, (3 mo. LIBOR USD
	+ 0.510%) 2.84%, 3/10/20 (a)	1,319
770,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	779
1,895,000	Industrial & Commercial Bank of China
	Ltd./New York, (3 mo. LIBOR USD + 0.750%)
	3.09%, 11/08/20 (a)	1,896
1,320,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	1,319
755,000	ING Groep NV, (3 mo. LIBOR USD + 1.150%)
	3.54%, 3/29/22 (a)	767
3,185,000	International Lease Finance Corp.,
	6.25%, 5/15/19	3,236
2,700,000	Intesa Sanpaolo SpA/New York NY,
	2.39%, 1/07/19	2,698
440,000	iStar Inc., 4.63%, 9/15/20	438
3,310,000	Jackson National Life Global Funding 144A, (3
	mo. LIBOR USD + 0.480%)
	2.81%, 6/11/21 (a)(b)	3,324
2,100,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.550%) 2.88%, 3/09/21 (a)	2,103
4,485,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.610%) 2.95%, 6/18/22 (a)	4,487
2,505,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.680%) 3.00%, 6/01/21 (a)	2,510
640,000	KeyBank NA/Cleveland OH, 2.35%, 3/08/19	639
1,250,000	Macquarie Group Ltd. 144A,
	3.00%, 12/03/18 (b)	1,250

Principal or Shares	Security Description	Value (000)

3,290,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%) 3.33%, 11/28/23 (a)(b)	$3,284
2,425,000	Metropolitan Life Global Funding I 144A, (3 mo.
	LIBOR USD + 0.230%) 2.64%, 1/08/21 (a)(b)	2,423
4,425,000	Metropolitan Life Global Funding I 144A,
	2.79%, 9/07/20 (a)(b)	4,430
2,250,000	Mitsubishi UFJ Financial Group Inc., (3 mo.
	LIBOR USD + 0.650%) 3.16%, 7/26/21 (a)	2,260
520,000	Mitsubishi UFJ Financial Group Inc., (3 mo.
	LIBOR USD + 0.920%) 3.23%, 2/22/22 (a)	525
1,700,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.940%) 3.25%, 2/28/22 (a)	1,717
2,460,000	Mizuho Securities USA LLC 144A, (3 mo.
	LIBOR USD + 0.650%) 3.04%, 6/28/19 (a)(b)	2,466
940,000	Morgan Stanley, 2.45%, 2/01/19	939
1,145,000	Morgan Stanley, (3 mo. LIBOR USD + 0.800%)
	3.12%, 2/14/20 (a)	1,146
1,570,000	Morgan Stanley, (3 mo. LIBOR USD + 0.740%)
	3.22%, 7/23/19 (a)	1,576
2,800,000	MUFJ Bank Ltd. 144A, 2.35%, 9/08/19 (b)	2,783
750,000	National Australia Bank Ltd. 144A, (3 mo.
	LIBOR USD + 0.510%) 2.82%, 5/22/20 (a)(b)	753
930,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	930
3,755,000	Regions Bank/Birmingham AL, (3 mo. LIBOR
	USD + 0.380%) 2.78%, 4/01/21 (a)	3,744
1,920,000	Royal Bank of Canada, 1.63%, 4/15/19	1,910
4,375,000	Royal Bank of Canada, (3 mo. LIBOR USD
	+ 0.390%) 2.91%, 4/30/21 (a)	4,383
3,145,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%) 3.78%, 5/15/23 (a)	3,163
595,000	Santander UK PLC, 2.50%, 3/14/19	595
3,350,000	Santander UK PLC, (3 mo. LIBOR USD
	+ 0.300%) 2.88%, 11/03/20 (a)	3,350
2,500,000	SL Green Operating Partnership LP, (3 mo.
	LIBOR USD + 0.980%) 3.32%, 8/16/21 (a)	2,502
806,000	SLM Corp., 5.13%, 4/05/22	804
1,120,000	Standard Chartered PLC 144A, (3 mo. LIBOR
	USD + 1.130%) 3.45%, 8/19/19 (a)(b)	1,127
690,000	Starwood Property Trust Inc. 144A,
	3.63%, 2/01/21 (b)	672
950,000	Sterling Bancorp/DE, 3.50%, 6/08/20	944
985,000	Sumitomo Mitsui Banking Corp., (3 mo. LIBOR
	USD + 0.350%) 2.80%, 1/17/20 (a)	986
4,060,000	Sumitomo Mitsui Banking Corp., (3 mo. LIBOR
	USD + 0.370%) 2.81%, 10/16/20 (a)	4,061
1,270,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 3/06/19 (b)	1,267
1,675,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (3 mo.
	LIBOR USD + 0.440%) 2.78%, 9/19/19 (a)(b)	1,679
490,000	Synchrony Financial, 2.60%, 1/15/19	489
3,640,000	TD Ameritrade Holding Corp., (3 mo. LIBOR
	USD + 0.430%) 2.97%, 11/01/21 (a)	3,641
1,615,000	Toronto-Dominion Bank, 1.95%, 1/22/19	1,612
2,110,000	UBS AG/London 144A, (3 mo. LIBOR USD
	+ 0.480%) 2.80%, 12/01/20 (a)(b)	2,113

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,320,000	UBS AG/London 144A, (3 mo. LIBOR USD
	+ 0.580%) 2.91%, 6/08/20 (a)(b)	$2,329
5,375,000	Wells Fargo & Co., (3 mo. LIBOR USD
	+ 0.930%) 3.27%, 2/11/22 (a)	5,421
3,750,000	Wells Fargo Bank NA, (3 mo. LIBOR USD
	+ 0.310%) 2.75%, 1/15/21 (a)	3,745
2,105,000	Westpac Banking Corp., (3 mo. LIBOR USD
	+ 0.430%) 2.75%, 3/06/20 (a)	2,111
		217,846
Industrial (19%)
1,570,000	Alimentation Couche-Tard Inc. 144A, (3 mo.
	LIBOR USD + 0.500%) 2.83%, 12/13/19 (a)(b)	1,570
2,170,000	America Movil SAB de CV, 5.00%, 3/30/20	2,215
900,000	American Honda Finance Corp., 1.20%, 7/12/19	890
2,000,000	Anthem Inc., 2.25%, 8/15/19	1,988
500,000	APRR SA, (3 mo. EURIBOR + 0.750%)
	0.43%, 3/31/19 EUR (a)(c)	568
3,000,000	ArcelorMittal, 3.00%, 3/25/19 EUR (c)	3,437
1,500,000	AT&T Inc., 2.30%, 3/11/19	1,497
400,000	AutoZone Inc., 1.63%, 4/21/19	397
1,065,000	Aviation Capital Group LLC 144A, (3 mo.
	LIBOR USD + 0.670%) 3.19%, 7/30/21 (a)(b)	1,069
3,080,000	BAT Capital Corp. 144A, (3 mo. LIBOR USD
	+ 0.590%) 2.91%, 8/14/20 (a)(b)	3,090
2,035,000	Bayer U.S. Finance II LLC 144A, (3 mo. LIBOR
	USD + 0.630%) 3.00%, 6/25/21 (a)(b)	2,037
2,020,000	Becton Dickinson and Co., (3 mo. LIBOR USD
	+ 0.875%) 3.26%, 12/29/20 (a)	2,022
620,000	BMW U.S. Capital LLC 144A,
	1.50%, 4/11/19 (b)	616
3,410,000	BMW U.S. Capital LLC 144A, (3 mo. LIBOR
	USD + 0.500%) 2.82%, 8/13/21 (a)(b)	3,414
1,850,000	Bristol-Myers Squibb Co., 1.60%, 2/27/19	1,843
2,245,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.38%, 1/15/20	2,220
1,145,000	Cardinal Health Inc., 1.95%, 6/14/19	1,138
3,020,000	Central Nippon Expressway Co. Ltd.,
	2.17%, 8/05/19	3,001
1,790,000	Comcast Corp., (3 mo. LIBOR USD + 0.330%)
	2.74%, 10/01/20 (a)	1,791
1,980,000	Comcast Corp., (3 mo. LIBOR USD + 0.440%)
	2.85%, 10/01/21 (a)	1,982
1,500,000	Comcast Corp., 3.30%, 10/01/20	1,500
3,545,000	Conagra Brands Inc., (3 mo. LIBOR USD
	+ 0.500%) 2.91%, 10/09/20 (a)	3,536
3,417,000	Corp Nacional del Cobre de Chile 144A,
	7.50%, 1/15/19 (b)	3,448
526,000	CVS Health Corp., (3 mo. LIBOR USD
	+ 0.630%) 2.96%, 3/09/20 (a)	528
1,275,000	CVS Health Corp., (3 mo. LIBOR USD
	+ 0.720%) 3.05%, 3/09/21 (a)	1,282
1,330,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	1,316
1,460,000	Daimler Finance North America LLC 144A, (3
	mo. LIBOR USD + 0.530%)
	3.11%, 5/05/20 (a)(b)	1,463

Principal or Shares	Security Description	Value (000)

4,500,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.620%)
	3.14%, 10/30/19 (a)(b)	$4,518
200,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (b)	203
2,430,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,377
1,425,000	Deutsche Telekom International Finance BV
	144A, (3 mo. LIBOR USD + 0.580%)
	3.03%, 1/17/20 (a)(b)	1,430
3,500,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%)
	3.15%, 4/17/20 (a)	3,503
846,000	DXC Technology Co., (3 mo. LIBOR USD
	+ 0.950%) 3.27%, 3/01/21 (a)	846
3,745,000	Express Scripts Holding Co., (3 mo. LIBOR USD
	+ 0.750%) 3.06%, 11/30/20 (a)	3,746
2,500,000	First Data Corp. 144A, 7.00%, 12/01/23 (b)	2,594
535,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	533
1,445,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 0.790%) 3.12%, 6/12/20 (a)	1,440
1,460,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 0.830%) 3.16%, 3/12/19 (a)	1,461
1,240,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 0.830%) 3.17%, 8/12/19 (a)	1,241
890,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%) 3.66%, 3/28/22 (a)(f)	880
1,235,000	General Motors Co., (3 mo. LIBOR USD
	+ 0.800%) 3.14%, 8/07/20 (a)	1,238
1,700,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.540%) 2.88%, 11/06/20 (a)	1,695
1,995,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.930%) 3.37%, 4/13/20 (a)	2,005
2,014,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.310%) 3.70%, 6/30/22 (a)	2,030
1,190,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.450%) 3.79%, 5/09/19 (a)	1,196
1,275,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%) 3.99%, 1/14/22 (a)	1,293
1,270,000	Glencore Funding LLC 144A, (3 mo. LIBOR
	USD + 1.360%) 3.80%, 1/15/19 (a)(b)	1,271
2,435,000	Halfmoon Parent Inc. 144A, (3 mo. LIBOR USD
	+ 0.650%) 2.98%, 9/17/21 (a)(b)	2,435
1,940,000	Halfmoon Parent Inc. 144A, 3.20%, 9/17/20 (b)	1,931
1,050,000	Harley-Davidson Financial Services Inc. 144A, (3
	mo. LIBOR USD + 0.350%)
	2.68%, 3/08/19 (a)(b)	1,050
1,635,000	Hewlett Packard Enterprise Co. 144A,
	2.10%, 10/04/19 (b)	1,620
1,860,000	Hewlett Packard Enterprise Co., (3 mo. LIBOR
	USD + 0.720%) 3.06%, 10/05/21 (a)	1,861
710,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	700
700,000	John Deere Capital Corp., 1.95%, 1/08/19	699
3,750,000	Keysight Technologies Inc., 3.30%, 10/30/19	3,745
1,745,000	Lennar Corp., 2.95%, 11/29/20	1,701
840,000	Lennar Corp., 4.13%, 1/15/22	823

Annual Report   13

Principal or Shares	Security Description	Value (000)

176,000	Lockheed Martin Corp., 1.85%, 11/23/18	$176
3,585,000	Martin Marietta Materials Inc., (3 mo. LIBOR
	USD + 0.500%) 2.84%, 12/20/19 (a)	3,594
795,000	Martin Marietta Materials Inc., (3 mo. LIBOR
	USD + 0.650%) 2.96%, 5/22/20 (a)	797
1,625,000	Microchip Technology Inc. 144A,
	3.92%, 6/01/21 (b)	1,614
1,020,000	Molson Coors Brewing Co., 1.90%, 3/15/19	1,015
1,178,000	Mylan NV, 2.50%, 6/07/19	1,173
1,915,000	Nissan Motor Acceptance Corp. 144A,
	2.00%, 3/08/19 (b)	1,909
1,985,000	Nissan Motor Acceptance Corp. 144A, (3 mo.
	LIBOR USD + 0.390%) 2.78%, 9/28/20 (a)(b)	1,985
3,500,000	Nissan Motor Acceptance Corp. 144A, (3 mo.
	LIBOR USD + 0.520%) 2.85%, 3/15/21 (a)(b)	3,507
3,370,000	Ooredoo Tamweel Ltd., 3.04%, 12/03/18	3,371
330,000	Philip Morris International Inc., 1.38%, 2/25/19	328
2,080,000	Philip Morris International Inc., 1.63%, 2/21/19	2,073
1,086,000	Rockwell Collins Inc., 1.95%, 7/15/19	1,078
660,000	Seagate HDD Cayman, 3.75%, 11/15/18	660
3,315,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	3,275
960,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	914
450,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	442
3,500,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD
	+ 0.800%) 3.13%, 6/15/21 (a)	3,505
615,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	610
690,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	690
2,510,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	2,494
700,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	689
460,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.450%) 2.76%, 5/30/19 (a)	461
2,200,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.450%) 2.76%, 8/21/20 (a)	2,205
535,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.550%) 2.87%, 6/02/20 (a)	536
1,555,000	United Technologies Corp., (3 mo. LIBOR USD + 0.650%) 2.97%, 8/16/21 (a)	1,557
1,283,000	Vulcan Materials Co., (3 mo. LIBOR USD + 0.600%) 2.93%, 6/15/20 (a)	1,284
3,500,000	Vulcan Materials Co., (3 mo. LIBOR USD
	+ 0.650%) 2.97%, 3/01/21 (a)	3,506
		147,371
Utility (6%)
2,010,000	AES Corp./VA, 4.00%, 3/15/21	1,995
1,026,923	Cenovus Energy Inc., 5.70%, 10/15/19	1,049
1,695,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	1,750
675,000	Dominion Energy Inc., 2.58%, 7/01/20	665
915,000	Dominion Energy Inc. 144A, (3 mo. LIBOR
	USD + 0.550%) 2.87%, 6/01/19 (a)(b)	917
865,000	Dominion Energy Inc., 2.96%, 7/01/19	862
3,565,000	DTE Energy Co., 1.50%, 10/01/19	3,513

Principal or Shares	Security Description	Value (000)

957,000	Energy Transfer Partners LP, 9.70%, 3/15/19	$980
2,730,000	EnLink Midstream Partners LP, 2.70%, 4/01/19	2,713
2,870,000	EQT Corp., (3 mo. LIBOR USD + 0.770%)
	3.17%, 10/01/20 (a)	2,870
700,000	Equinor ASA, (3 mo. LIBOR USD + 0.460%)
	2.80%, 11/08/18 (a)	700
1,978,000	Husky Energy Inc., 6.15%, 6/15/19	2,017
1,325,000	Kinder Morgan Inc./DE, (3 mo. LIBOR USD
	+ 1.280%) 3.72%, 1/15/23 (a)	1,348
1,215,000	Mississippi Power Co., (3 mo. LIBOR USD
	+ 0.650%) 3.03%, 3/27/20 (a)	1,215
2,595,000	Nabors Industries Inc., 4.63%, 9/15/21	2,510
830,000	Oasis Petroleum Inc., 6.88%, 1/15/23	838
1,035,000	Phillips 66, (3 mo. LIBOR USD + 0.600%)
	2.91%, 2/26/21 (a)	1,036
1,115,000	Phillips 66 144A, (3 mo. LIBOR USD
	+ 0.650%) 3.09%, 4/15/19 (a)(b)	1,115
3,040,000	Progress Energy Inc., 7.05%, 3/15/19	3,085
910,000	QEP Resources Inc., 6.88%, 3/01/21	951
3,990,000	Sempra Energy, (3 mo. LIBOR USD + 0.450%) 2.78%, 3/15/21 (a)	3,989
1,400,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%) 2.94%, 1/15/21 (a)	1,400
1,420,000	Shell International Finance BV, 1.38%, 5/10/19	1,409
3,025,000	Southern Co. 144A, (3 mo. LIBOR USD
	+ 0.700%) 3.10%, 9/30/20 (a)(b)	3,033
3,605,000	WGL Holdings Inc., (3 mo. LIBOR USD
	+ 0.400%) 2.72%, 11/29/19 (a)	3,607
1,745,000	Whiting Petroleum Corp., 5.75%, 3/15/21	1,762
		47,329
Total Corporate Bond (Cost - $412,958)		412,546
Foreign Government (2%)
3,685,000	Abu Dhabi Government International Bond
	144A, 6.75%, 4/08/19 (b)	3,748
1,500,000	Argentine Republic Government International
	Bond, 6.25%, 4/22/19 (f)	1,512
950,000	Japan Bank for International Cooperation, (3 mo. LIBOR USD + 0.480%) 2.80%, 6/01/20 (a)	955
2,670,000	Japan Bank for International Cooperation, (3 mo. LIBOR USD + 0.570%) 2.88%, 2/24/20 (a)	2,686
6,700,000	Municipality Finance PLC 144A, (3 mo. LIBOR USD + 0.170%) 2.51%, 2/07/20 (a)(b)	6,715
1,600,000	Province of New Brunswick Canada, (3 mo.
	CDOR CAD + 0.130%) 2.34%, 8/01/19
	CAD (a)(c)	1,219
371,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	397
1,470,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	1,516
Total Foreign Government (Cost - $19,033)		18,748
Mortgage Backed (9%)
3,710,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 0.980%) 3.26%, 11/14/35 (a)(b)	3,710

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,975,000	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 0.870%) 3.16%, 6/15/35 (a)(b)	$3,981
2,672,462	COMM 2014-CCRE15 Mortgage Trust,
	2.93%, 2/10/47	2,669
2,791,396	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.550%) 2.83%, 1/25/30 (a)	2,790
4,980,141	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.650%) 2.93%, 5/25/30 (a)	4,981
2,601,871	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.950%)
	3.23%, 10/25/29 (a)	2,616
1,175,526	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.300%) 3.58%, 7/25/29 (a)	1,183
450,306	FN 906140 ARM, (12 mo. LIBOR USD
	+ 1.676%) 3.48%, 1/01/37 (a)	472
6,569,897	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.450%)
	2.73%, 7/25/30 (a)	6,552
3,000,808	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%)
	3.03%, 3/25/30 (a)	3,010
2,450,610	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.17%, 8/25/48 (b)(g)	2,455
65,547	GNR 2002-48 FT, (1 mo. LIBOR USD
	+ 0.200%) 2.48%, 12/16/26 (a)	66
473,985	Gosforth Funding 2016-1 PLC 144A, (3 mo.
	LIBOR GBP + 0.600%) 1.40%, 2/15/58
	GBP (a)(b)(c)	606
1,969,175	Gosforth Funding 2017-1 PLC 144A, (3 mo.
	LIBOR USD + 0.470%) 2.81%, 12/19/59 (a)(b)	1,975
299,916	HarborView Mortgage Loan Trust 2004-10,
	4.13%, 1/19/35 (g)	299
2,610,000	Holmes Master Issuer PLC 144A, (3 mo. LIBOR
	USD + 1.750%) 4.19%, 10/15/54 (a)(b)	2,624
1,564,269	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-CIBX, 3.14%, 6/15/45	1,563
254,156	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16, 3.07%, 12/15/46	254
1,668,266	JPMBB Commercial Mortgage Securities Trust
	2014-C23, 3.18%, 9/15/47	1,666
1,768,800	Lanark Master Issuer PLC 144A, (3 mo. LIBOR
	USD + 0.420%) 2.73%, 12/22/69 (a)(b)	1,773
6,059	MASTR Asset Securitization Trust 2004-6,
	5.00%, 7/25/19	6
2,978,055	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14, 2.92%, 2/15/47	2,975
3,971,364	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR USD + 1.500%)
	3.78%, 6/25/57 (a)(b)	4,078
4,680,000	Permanent Master Issuer PLC 144A, (3 mo.
	LIBOR USD + 0.380%) 2.82%, 7/15/58 (a)(b)	4,687
2,029,060	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%) 1.60%, 8/20/56 GBP (a)(b)(c)	2,592
44,325	Sequoia Mortgage Trust 2012-1,
	2.87%, 1/25/42 (g)	45
261,721	Sequoia Mortgage Trust 2013-1,
	1.45%, 2/25/43 (g)	249

Principal or Shares	Security Description	Value (000)

464,398	Sequoia Mortgage Trust 2013-4,
	1.55%, 4/25/43 (g)	$441
1,550,169	Sequoia Mortgage Trust 2017-CH2 144A,
	4.00%, 12/25/47 (b)(g)	1,557
6,970,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%) 2.88%, 9/25/48 (a)(b)	6,982
135,221	Structured Adjustable Rate Mortgage Loan Trust, 4.43%, 9/25/34 (g)	138
2,455	Structured Asset Mortgage Investments Trust 2003-C1, 3.11%, 7/25/32 (g)	2
562,933	Towd Point Mortgage Funding 2016-Granite1 PLC 144A, (3 mo. LIBOR GBP + 1.180%)
	1.98%, 7/20/46 GBP (a)(b)(c)	722
3,102,312	Wells Fargo Commercial Mortgage Trust
	2014-LC16, 2.82%, 8/15/50	3,098
Total Mortgage Backed (Cost - $72,955)		72,817
Municipal (1%)
4,000,000	New York State Housing Finance Agency,
	2.40%, 11/01/49 (g)	4,000
1,375,000	State of California, 3.09%, 4/01/47 (g)	1,386
Total Municipal (Cost - $5,383)		5,386
NCUA Guaranteed (0%)
269,271	NCUA Guaranteed Notes Trust 2010-R1, (1 mo. LIBOR USD + 0.450%) 2.73%, 10/07/20 (a)	270
1,124,294	NCUA Guaranteed Notes Trust 2010-R3, (1 mo. LIBOR USD + 0.560%) 2.84%, 12/08/20 (a)	1,128
239,441	NCUA Guaranteed Notes Trust 2011-R1, (1 mo. LIBOR USD + 0.450%) 2.73%, 1/08/20 (a)	240
20,010	NCUA Guaranteed Notes Trust 2011-R2, (1 mo. LIBOR USD + 0.400%) 2.68%, 2/06/20 (a)	20
Total NCUA Guaranteed (Cost - $1,655)		1,658
U.S. Treasury (16%)
24,000,000	U.S. Treasury Bill, 2.17%, 12/06/18 (e)	23,950
15,000,000	U.S. Treasury Bill, 2.52%, 9/12/19 (e)	14,667
8,075,000	U.S. Treasury Note, 1.25%, 12/31/18	8,062
17,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.033%) 2.35%, 4/30/20 (a)	17,006
39,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.043%) 2.36%, 7/31/20 (a)	39,015
10,000,000	U.S. Treasury Note, 2.63%, 8/31/20	9,958
10,000,000	U.S. Treasury Note, 2.75%, 9/30/20	9,978
Total U.S. Treasury (Cost - $122,657)		122,636
Investment Company (0%)
1,698,453	Payden Cash Reserves Money Market Fund *
	(Cost - $1,698)	1,698
Total Investments (Cost - $790,408) (101%)		789,290
Liabilities in excess of Other Assets (-1%)		(4,469)
Net Assets (100%)		$784,821

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Annual Report   15

(e)	Yield to maturity at time of purchase.
(f)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $459 and the total market value of the collateral held by the Fund is $470. Amounts in 000s.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 3,608	EUR 3,093	Barclays Bank PLC	03/25/2019	$ 58
USD 582	EUR 502	Citibank, N.A.	11/08/2018	13
USD 4,053	GBP 3,119	HSBC Bank USA, N.A.	11/08/2018	65
USD 6,214	CAD 8,060	Royal Bank of Canada	11/08/2018	91

Net Unrealized Appreciation				$227

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$459
of Assets and Liabilities[1]
Non-cash Collateral[2]	(459)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

16   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	39%
U.S. Treasury	39%
Asset Backed	11%
Mortgage Backed	8%
Foreign Government	2%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Asset Backed (11%)
7,500,000	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD
	+ 0.840%) 3.33%, 7/25/27 (a)(b)	$7,507
9,500,000	Ally Auto Receivables Trust 2017-4,
	1.75%, 12/15/21	9,384
3,565,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo.
	LIBOR USD + 1.500%) 3.94%, 7/15/27 (a)(b)	3,562
650,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.87%, 11/08/21	648
9,605,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 0.930%) 3.37%, 7/18/27 (a)(b)	9,584
4,370,000	Ascentium Equipment Receivables 2018-2 Trust
	144A, 3.51%, 4/10/24 (b)	4,373
2,000,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR
	USD + 0.800%) 3.27%, 1/20/28 (a)(b)	2,000
1,790,000	BMW Vehicle Lease Trust 2018-1,
	3.26%, 7/20/21	1,791
1,830,000	BMW Vehicle Lease Trust 2018-1,
	3.36%, 3/21/22	1,831
5,020,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%) 3.58%, 9/15/35 (a)(b)	5,035
450,000	Capital Auto Receivables Asset Trust 2016-2,
	2.11%, 3/22/21	446
1,870,000	Capital Auto Receivables Asset Trust 2017-1
	144A, 2.02%, 8/20/21 (b)	1,854
5,150,000	Carmax Auto Owner Trust 2018-4,
	3.36%, 9/15/23	5,152
9,732,137	Colony Starwood Homes 2016-2 Trust 144A, (1
	mo. LIBOR USD + 1.250%)
	3.53%, 12/17/33 (a)(b)	9,740
3,740,000	Dell Equipment Finance Trust 2018-2 144A,
	3.37%, 10/22/23 (b)	3,741
2,520,000	Drive Auto Receivables Trust, 3.36%, 10/17/22	2,515
2,798,575	Enterprise Fleet Financing LLC 144A,
	2.13%, 5/22/23 (b)	2,772

Principal or Shares	Security Description	Value (000)

2,130,000	GM Financial Automobile Leasing Trust 2016-1,
	3.24%, 3/20/20	$2,131
2,370,000	GM Financial Automobile Leasing Trust 2018-2,
	3.06%, 6/21/21	2,366
6,890,000	GM Financial Consumer Automobile Receivables
	Trust 2018-4, 3.21%, 10/16/23	6,880
1,810,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	1,777
4,209,010	Invitation Homes 2018-SFR1 Trust 144A, (1
	mo. LIBOR USD + 0.700%)
	2.99%, 3/17/37 (a)(b)	4,209
354,343	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	366
4,675,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%) 3.38%, 10/20/27 (a)(b)	4,675
2,192,492	MVW Owner Trust 2017-1 144A,
	2.42%, 12/20/34 (b)	2,119
1,600,000	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD
	+ 1.080%) 3.60%, 7/30/27 (a)(b)	1,597
6,140,000	PFS Financing Corp. 144A, 2.89%, 2/15/23 (b)	6,073
1,970,000	Prestige Auto Receivables Trust 2018-1 144A,
	3.29%, 9/15/22 (b)	1,969
1,070,000	Santander Drive Auto Receivables Trust 2015-2,
	3.02%, 4/15/21	1,069
1,750,000	Santander Drive Auto Receivables Trust 2016-2,
	2.66%, 11/15/21	1,744
3,860,000	Santander Drive Auto Receivables Trust 2018-5,
	3.19%, 3/15/22	3,860
7,500,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.420%) 3.89%, 10/20/28 (a)(b)	7,520
8,600,000	Verizon Owner Trust 2017-3 144A,
	2.06%, 4/20/22 (b)	8,474
3,710,000	Volkswagen Auto Loan Enhanced Trust 2018-1,
	3.02%, 11/21/22	3,693
980,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	986

Annual Report   17

Principal or Shares	Security Description	Value (000)

1,940,000	Westlake Automobile Receivables Trust 2017-1
	144A, 2.70%, 10/17/22 (b)	$1,934
Total Asset Backed (Cost - $135,887)		135,377
Bank Loans(c) (0%)
1,249,688	Dole Food Co. Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.417%) 5.05%, 4/06/24	1,248
Total Bank Loans (Cost - $1,243)		1,248
Corporate Bond (39%)
Financial (20%)
1,955,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.50%, 5/26/22	1,909
1,200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	1,196
2,500,000	Air Lease Corp., 2.13%, 1/15/20	2,462
1,065,000	American Express Credit Corp., 1.88%, 5/03/19	1,059
3,920,000	American Express Credit Corp., 2.20%, 3/03/20	3,869
1,020,000	ANZ New Zealand International Ltd./London
	144A, 2.20%, 7/17/20 (b)	1,000
2,625,000	Ares Capital Corp., 3.63%, 1/19/22	2,573
1,700,000	Associated Bank NA/Green Bay WI,
	3.50%, 8/13/21	1,686
2,275,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%)
	3.62%, 3/26/21 (a)	2,278
2,265,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (b)	2,235
830,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)(d)	822
2,475,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	2,413
3,450,000	Banco Santander Chile 144A,
	2.50%, 12/15/20 (b)	3,371
3,600,000	Banco Santander SA, 3.13%, 2/23/23	3,400
795,000	Bank of America Corp., 2.15%, 11/09/20	776
2,760,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%) 2.33%, 10/01/21 (a)	2,695
4,500,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.650%) 3.02%, 6/25/22 (a)	4,503
2,500,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%) 3.50%, 5/17/22 (a)	2,489
1,390,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	1,383
1,000,000	Banque Federative du Credit Mutuel SA 144A,
	2.20%, 7/20/20 (b)	979
2,000,000	Banque Federative du Credit Mutuel SA 144A,
	2.70%, 7/20/22 (b)	1,925
3,832,000	Barclays PLC, 2.75%, 11/08/19	3,809
2,495,000	Barclays PLC, 3.25%, 1/12/21	2,461
2,750,000	BNZ International Funding Ltd./London 144A,
	2.40%, 2/21/20 (b)	2,713
1,885,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%)
	3.53%, 5/22/22 (a)(b)	1,903
5,300,000	Capital One Financial Corp., (3 mo. LIBOR USD
	+ 0.950%) 3.28%, 3/09/22 (a)	5,315
4,455,000	Capital One NA, 2.35%, 1/31/20	4,400
4,235,000	Citigroup Inc., 2.45%, 1/10/20	4,197
1,020,000	Citizens Bank NA/Providence RI,
	2.20%, 5/26/20	1,001

Principal or Shares	Security Description	Value (000)

1,510,000	Citizens Bank NA/Providence RI,
	2.25%, 3/02/20	$1,489
2,960,000	Credit Agricole SA/London 144A,
	3.38%, 1/10/22 (b)	2,900
5,380,000	Credit Suisse Group Funding Guernsey Ltd.,
	2.75%, 3/26/20	5,326
2,280,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	2,246
4,775,000	Deutsche Bank AG/New York NY,
	3.15%, 1/22/21	4,659
4,725,000	Digital Realty Trust LP, 5.88%, 2/01/20	4,838
2,600,000	Discover Bank, 2.60%, 11/13/18	2,600
4,660,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	4,535
1,470,000	Enstar Group Ltd., 4.50%, 3/10/22	1,470
4,505,000	Federation des Caisses Desjardins du Quebec
	144A, 2.25%, 10/30/20 (b)	4,406
870,000	Fifth Third Bank/Cincinnati OH,
	2.20%, 10/30/20	851
2,790,000	FS Investment Corp., 4.25%, 1/15/20	2,799
3,980,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	3,907
5,420,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	5,278
3,250,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 0.600%) 2.92%, 5/18/21 (a)	3,254
1,900,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 0.650%) 2.98%, 9/11/21 (a)	1,904
1,835,000	Huntington National Bank, 2.38%, 3/10/20	1,813
1,320,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	1,336
3,710,000	ICICI Bank Ltd./Hong Kong 144A,
	5.75%, 11/16/20 (b)	3,834
4,445,000	ING Groep NV, (3 mo. LIBOR USD + 1.150%) 3.54%, 3/29/22 (a)	4,514
3,100,000	International Lease Finance Corp.,
	4.63%, 4/15/21	3,148
3,000,000	International Lease Finance Corp.,
	6.25%, 5/15/19	3,048
3,260,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (b)	2,965
745,000	iStar Inc., 4.63%, 9/15/20	741
3,825,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.680%) 3.00%, 6/01/21 (a)	3,832
4,350,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.610%) 3.51%, 6/18/22 (a)	4,344
880,000	JPMorgan Chase & Co., 6.30%, 4/23/19	894
5,005,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%) 3.33%, 11/28/23 (a)(b)	4,996
1,600,000	Macquarie Group Ltd. 144A, 7.63%, 8/13/19 (b)	1,655
2,940,000	Metropolitan Life Global Funding I 144A,
	2.40%, 1/08/21 (b)	2,878
1,320,000	Mitsubishi UFJ Financial Group Inc., (3 mo.
	LIBOR USD + 0.920%) 3.23%, 2/22/22 (a)	1,332
1,530,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (b)	1,512
6,000,000	Morgan Stanley, (3 mo. LIBOR USD + 0.550%) 2.89%, 2/10/21 (a)	6,004
4,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.140%) 3.65%, 1/27/20 (a)	4,039
1,186,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%) 3.65%, 1/20/22 (a)	1,200
2,520,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	2,516

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,700,000	PNC Bank NA, 2.45%, 11/05/20	$1,670
5,420,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%) 3.78%, 5/15/23 (a)	5,451
2,050,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,017
4,300,000	Santander UK PLC, 2.38%, 3/16/20	4,248
3,800,000	Scentre Group Trust 1/Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	3,764
1,136,000	SLM Corp., 5.13%, 4/05/22	1,133
2,400,000	Standard Chartered PLC 144A,
	2.10%, 8/19/19 (b)	2,380
2,720,000	Standard Chartered PLC 144A,
	2.40%, 9/08/19 (b)	2,697
1,045,000	Starwood Property Trust Inc. 144A,
	3.63%, 2/01/21 (b)	1,018
1,455,000	Sterling Bancorp/DE, 3.50%, 6/08/20	1,446
2,395,000	Sumitomo Mitsui Banking Corp.,
	2.09%, 10/18/19	2,367
1,405,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	1.95%, 9/19/19 (b)	1,391
1,995,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 10/18/19 (b)	1,973
2,870,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	2,821
2,245,000	Suncorp-Metway Ltd. 144A,
	2.38%, 11/09/20 (b)	2,191
5,145,000	SunTrust Bank/Atlanta GA, (3 mo. LIBOR USD
	+ 0.298%) 2.59%, 1/29/21 (a)	5,095
1,180,000	Synchrony Financial, 2.60%, 1/15/19	1,178
1,045,000	Synchrony Financial, 3.00%, 8/15/19	1,041
750,000	Synchrony Financial, (3 mo. LIBOR USD
	+ 1.230%) 3.81%, 2/03/20 (a)	755
2,540,000	UBS AG/London 144A, 2.20%, 6/08/20 (b)	2,495
2,070,000	UBS AG/London 144A, 2.45%, 12/01/20 (b)	2,028
3,000,000	VEREIT Operating Partnership LP,
	3.00%, 2/06/19	2,999
700,000	WEA Finance LLC/Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (b)	698
5,155,000	Wells Fargo Bank NA, 3.63%, 10/22/21	5,154
		237,895
Industrial (13%)
1,485,000	AbbVie Inc., 3.38%, 11/14/21	1,478
3,755,000	Alimentation Couche-Tard Inc. 144A,
	2.35%, 12/13/19 (b)	3,718
2,495,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (b)	2,506
2,250,000	Bayer U.S. Finance II LLC 144A,
	3.50%, 6/25/21 (b)	2,237
4,000,000	Becton Dickinson and Co., 2.13%, 6/06/19	3,975
3,095,000	BMW U.S. Capital LLC 144A,
	3.25%, 8/14/20 (b)	3,091
4,510,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.20%, 1/15/21	4,361
3,690,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.38%, 1/15/20	3,648
705,000	Centene Corp., 4.75%, 5/15/22	709
2,830,000	CK Hutchison International 17 II Ltd. 144A,
	2.25%, 9/29/20 (b)	2,761
3,995,000	Comcast Corp., 3.30%, 10/01/20	3,994

Principal or Shares	Security Description	Value (000)

1,962,000	Comcast Corp., 3.45%, 10/01/21	$1,962
860,000	Conagra Brands Inc., (3 mo. LIBOR USD
	+ 0.750%) 3.22%, 10/22/20 (a)	861
1,265,000	Conagra Brands Inc., 3.80%, 10/22/21	1,267
1,996,000	Constellation Brands Inc., 2.00%, 11/07/19	1,974
3,000,000	CVS Health Corp., (3 mo. LIBOR USD
	+ 0.720%) 3.05%, 3/09/21 (a)	3,017
3,150,000	CVS Health Corp., 3.13%, 3/09/20	3,144
3,070,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	3,038
635,000	Daimler Finance North America LLC 144A,
	2.20%, 5/05/20 (b)	624
1,255,000	Danone SA 144A, 1.69%, 10/30/19 (b)	1,237
4,050,000	Dell International LLC/EMC Corp. 144A,
	3.48%, 6/01/19 (b)	4,056
3,450,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	3,481
400,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (b)	407
2,999,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,934
1,755,000	Delta Air Lines Inc., 2.88%, 3/13/20	1,739
1,400,000	El Corte Ingles SA 144A, 3.00%, 3/15/24
	EUR (b)(e)	1,597
875,000	Elanco Animal Health Inc. 144A,
	3.91%, 8/27/21 (b)	876
2,800,000	Express Scripts Holding Co., 2.60%, 11/30/20	2,749
3,060,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	3,039
1,385,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	1,380
2,635,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	2,597
1,100,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%) 3.66%, 3/28/22 (a)	1,087
65,000	Fortive Corp., 1.80%, 6/15/19	64
1,700,000	GATX Corp., 2.50%, 7/30/19	1,692
1,815,000	General Motors Financial Co. Inc.,
	2.65%, 4/13/20	1,796
4,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.930%) 3.37%, 4/13/20 (a)	4,019
3,285,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.310%) 3.70%, 6/30/22 (a)	3,310
3,800,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%) 3.99%, 1/14/22 (a)	3,853
1,860,000	Glencore Funding LLC 144A, (3 mo. LIBOR
	USD + 1.360%) 3.80%, 1/15/19 (a)(b)	1,862
1,825,000	Halfmoon Parent Inc. 144A, (3 mo. LIBOR USD
	+ 0.650%) 2.98%, 9/17/21 (a)(b)	1,825
3,220,000	Halfmoon Parent Inc. 144A, 3.20%, 9/17/20 (b)	3,204
1,635,000	Hewlett Packard Enterprise Co.,
	3.50%, 10/05/21	1,631
1,400,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	1,381
2,320,000	Lennar Corp., 4.13%, 1/15/22	2,274
1,420,000	Microchip Technology Inc. 144A,
	3.92%, 6/01/21 (b)	1,411
1,178,000	Mylan NV, 2.50%, 6/07/19	1,172
1,480,000	Nissan Motor Acceptance Corp. 144A,
	2.15%, 9/28/20 (b)	1,444

Annual Report   19

Principal or Shares	Security Description	Value (000)

985,000	Packaging Corp. of America, 2.45%, 12/15/20	$965
3,155,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (b)	3,083
2,900,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.20%, 7/15/20 (b)	2,882
1,066,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	1,048
8,487,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	8,384
1,550,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	1,500
1,050,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,013
1,595,000	SMBC Aviation Capital Finance DAC 144A,
	3.00%, 7/15/22 (b)	1,532
1,415,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	1,347
1,085,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	1,067
1,130,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD
	+ 0.800%) 3.13%, 6/15/21 (a)	1,132
3,495,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	3,469
4,170,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	4,143
1,940,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	1,908
930,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	868
1,100,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	1,093
1,300,000	United Technologies Corp., 3.35%, 8/16/21	1,295
4,735,000	Verizon Communications Inc., (3 mo. LIBOR
	USD + 1.000%) 3.33%, 3/16/22 (a)	4,813
2,255,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (b)	2,100
2,000,000	Vulcan Materials Co., (3 mo. LIBOR USD
	+ 0.600%) 2.93%, 6/15/20 (a)	2,002
560,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	554
		152,680
Utility (6%)
3,030,000	AES Corp./VA, 4.00%, 3/15/21	3,007
2,251,000	American Electric Power Co. Inc.,
	2.15%, 11/13/20	2,195
1,989,615	Cenovus Energy Inc., 5.70%, 10/15/19	2,032
1,465,000	CenterPoint Energy Inc., 3.60%, 11/01/21	1,466
2,400,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	2,478
1,900,000	Chesapeake Energy Corp., 7.00%, 10/01/24	1,862
1,030,000	Diamondback Energy Inc. 144A,
	4.75%, 11/01/24 (b)	1,004
911,000	Dominion Energy Inc., 2.58%, 7/01/20	898
4,690,000	Dominion Energy Inc., 2.96%, 7/01/19	4,671
1,530,000	DTE Energy Co., 1.50%, 10/01/19	1,508
2,073,000	Energy Transfer LP, 4.25%, 3/15/23	2,057
1,385,000	Energy Transfer Operating LP, 9.00%, 4/15/19	1,421
770,000	Energy Transfer Partners LP/Regency Energy
	Finance Corp., 5.88%, 3/01/22	811
4,795,000	EnLink Midstream Partners LP, 2.70%, 4/01/19	4,765
2,675,000	Enterprise Products Operating LLC,
	6.50%, 1/31/19	2,697

Principal or Shares	Security Description	Value (000)

1,180,000	EQT Corp., 2.50%, 10/01/20	$1,151
2,170,000	Kinder Morgan Energy Partners LP,
	2.65%, 2/01/19	2,166
1,198,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	1,194
2,255,000	Kinder Morgan Inc./DE, (3 mo. LIBOR USD
	+ 1.280%) 3.72%, 1/15/23 (a)	2,295
4,165,000	Nabors Industries Inc., 4.63%, 9/15/21	4,029
2,930,000	NextEra Energy Capital Holdings Inc.,
	3.34%, 9/01/20	2,930
1,485,000	Nostrum Oil & Gas Finance BV 144A,
	7.00%, 2/16/25 (b)	1,203
1,268,000	Oasis Petroleum Inc., 6.88%, 1/15/23	1,281
1,545,000	ONEOK Inc., 4.25%, 2/01/22	1,556
2,035,000	Phillips 66 144A, (3 mo. LIBOR USD
	+ 0.750%) 3.19%, 4/15/20 (a)(b)	2,035
4,685,000	PNM Resources Inc., 3.25%, 3/09/21	4,631
1,303,000	QEP Resources Inc., 6.88%, 3/01/21	1,362
4,360,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	4,514
1,000,000	Sempra Energy, 2.40%, 2/01/20	988
4,940,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.38%, 4/12/20 (b)	4,862
2,150,000	Southern California Edison Co., 1.85%, 2/01/22	2,096
810,000	Sunoco LP/Sunoco Finance Corp. 144A,
	4.88%, 1/15/23 (b)	783
1,346,000	TransCanada PipeLines Ltd., 2.13%, 11/15/19	1,331
1,665,000	WEC Energy Group Inc., 3.38%, 6/15/21	1,661
2,525,000	Whiting Petroleum Corp., 5.75%, 3/15/21	2,550
		77,490
Total Corporate Bond (Cost - $473,341)		468,065
Foreign Government (2%)
1,960,000	Abu Dhabi Government International Bond
	144A, 2.50%, 10/11/22 (b)	1,882
4,880,000	Argentine Republic Government International
	Bond, 4.63%, 1/11/23	4,139
1,600,000	Argentine Republic Government International
	Bond, 5.63%, 1/26/22	1,442
2,100,000	Caisse d’Amortissement de la Dette Sociale
	144A, 1.75%, 9/24/19 (b)	2,079
2,120,000	Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (b)	2,040
3,130,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (b)	3,298
800,000	Hellenic Republic Government Bond 144A,
	3.38%, 2/15/25 EUR (b)(e)	880
4,500,000	Mexico Government International Bond,
	3.63%, 3/15/22	4,453
3,500,000	Oman Sovereign Sukuk SAOC 144A,
	5.93%, 10/31/25 (b)	3,494
2,730,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.40%, 3/29/22 (b)	2,664
646,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	691
2,310,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	2,383
Total Foreign Government (Cost - $30,950)		29,445

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Mortgage Backed (8%)
3,280,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.400%) 3.68%, 11/14/35 (a)(b)	$3,280
77,862,531	BANK 2018-BNK14, 0.53%, 9/15/60 (f)	2,977
130,646,000	BENCHMARK 2018-B6 Mortgage Trust,
	0.60%, 10/10/51 (f)	4,099
1,547,156	CSMC Trust 2013-IVR2 144A,
	1.55%, 4/25/43 (b)(f)	1,480
2,801,970	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.550%) 2.83%, 1/25/30 (a)	2,801
4,400,645	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.150%) 3.43%, 9/25/29 (a)	4,424
556,339	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.950%) 4.23%, 8/25/28 (a)	558
2,560,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.200%) 4.48%, 8/25/30 (a)	2,572
6,050,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.250%) 4.53%, 7/25/30 (a)	6,110
6,034,158	Flagstar Mortgage Trust 2018-4 144A,
	4.00%, 7/25/48 (b)(f)	6,061
263,426	FN BM4539 ARM, (12 mo. LIBOR USD
	+ 1.620%) 3.92%, 8/01/38 (a)	275
1,067,152	FN BM4541 ARM, (12 mo. LIBOR USD
	+ 1.500%) 4.08%, 10/01/38 (a)	1,111
5,385,577	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.200%)
	3.48%, 10/25/29 (a)	5,441
3,687,167	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.900%)
	5.19%, 7/25/28 (a)	3,769
1,450,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%)
	6.88%, 12/25/42 (a)	1,547
1,123,178	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%)
	13.53%, 10/25/29 (a)	1,302
1,150,000	GAHR Commercial Mortgage Trust 2015-NRF
	144A, 3.38%, 12/15/34 (b)(f)	1,132
283,709	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR USD + 0.860%) 3.14%, 8/25/29 (a)	273
490,385	JP Morgan Mortgage Trust 2013-1 144A,
	2.50%, 3/25/43 (b)(f)	469
2,860,835	JP Morgan Mortgage Trust 2017-1 144A,
	3.50%, 1/25/47 (b)(f)	2,837
6,408,850	JP Morgan Mortgage Trust 2017-5 144A,
	3.00%, 10/26/48 (b)(f)	6,351
4,080,000	Lanark Master Issuer PLC 144A, (3 mo. LIBOR
	USD + 0.420%) 2.85%, 12/22/69 (a)(b)	4,079
298,660	MLCC Mortgage Investors Trust 2004-1,
	4.12%, 12/25/34 (f)	301
554,129	MLCC Mortgage Investors Trust 2006-1,
	4.13%, 2/25/36 (f)	558
89,577	Morgan Stanley Mortgage Loan Trust 2004-5AR,
	4.06%, 7/25/34 (f)	90
2,533,857	New Residential Mortgage Loan Trust 2017-1
	144A, 4.00%, 2/25/57 (b)(f)	2,545
5,836,255	New Residential Mortgage Loan Trust 2017-3
	144A, 4.00%, 4/25/57 (b)(f)	5,863

Principal or Shares	Security Description	Value (000)

5,887,904	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(f)	$5,907
1,757,131	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	1,477
116,352	Sequoia Mortgage Trust 2012-1,
	2.87%, 1/25/42 (f)	117
593,235	Sequoia Mortgage Trust 2013-1,
	1.45%, 2/25/43 (f)	565
937,163	Sequoia Mortgage Trust 2013-4,
	1.55%, 4/25/43 (f)	890
3,372,557	Sequoia Mortgage Trust 2017-CH1 144A,
	3.50%, 8/25/47 (b)(f)	3,357
1,994,081	Sequoia Mortgage Trust 2017-CH2 144A,
	4.00%, 12/25/47 (b)(f)	2,003
3,339,139	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%) 3.93%, 4/25/43 (a)(b)	3,360
2,750,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%) 6.03%, 4/25/43 (a)(b)	2,888
670,904	Structured Adjustable Rate Mortgage Loan Trust, 4.39%, 8/25/34 (f)	664
Total Mortgage Backed (Cost - $94,024)		93,533
U.S. Government Agency (1%)
8,910,000	FNMA, 2.75%, 6/22/21
	(Cost - $8,908)	8,859
U.S. Treasury (38%)
25,000,000	U.S. Treasury Bill, 2.63%, 10/10/19 (g)	24,386
590,000	U.S. Treasury Note, 1.63%, 3/15/20	581
40,055,000	U.S. Treasury Note, 2.00%, 1/31/20	39,676
78,000,000	U.S. Treasury Note, 2.25%, 3/31/20	77,395
23,006,000	U.S. Treasury Note, 2.25%, 2/15/21	22,678
5,900,000	U.S. Treasury Note, 2.38%, 4/30/20	5,861
3,125,000	U.S. Treasury Note, 2.38%, 4/15/21	3,086
97,000,000	U.S. Treasury Note, 2.50%, 5/31/20	96,492
109,500,000	U.S. Treasury Note, 2.63%, 7/31/20	109,066
19,125,000	U.S. Treasury Note, 2.63%, 8/31/20	19,044
5,000,000	U.S. Treasury Note, 2.63%, 5/15/21 (h)	4,965
30,000,000	U.S. Treasury Note, 2.75%, 9/30/20	29,933
33,565,000	U.S. Treasury Note, 2.75%, 9/15/21	33,398
Total U.S. Treasury (Cost - $468,240)		466,561
Investment Company (1%)
6,944,879	Payden Cash Reserves Money Market Fund *
	(Cost - $6,945)	6,945
Total Investments (Cost - $1,219,538) (100%)		1,210,033
Other Assets, net of Liabilities (0%)		2,275
Net Assets (100%)		$1,212,308

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $248 and the total market value of the collateral held by the Fund is $253. Amounts in 000s.

(e)	Principal in foreign currency.

Annual Report   21

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(g)	Yield to maturity at time of purchase.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 2,547	EUR 2,198	Citibank, N.A.	11/08/2018	$56

Net Unrealized Appreciation				$56

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	384	Dec-18	$80,892	$(265)	$(265)

					(265)

Short Contracts:
Euro-Bobl Future	10	Dec-18	(1,489)	1	1
Euro-Bund Future	160	Dec-18	(29,043)	30	30
U.S. Treasury 5-Year Note Future	321	Dec-18	(36,075)	315	315

					346

Total Futures					$81

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$248
of Assets and Liabilities[1]
Non-cash Collateral[2]	(248)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

22   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Mortgage Backed	87%
U.S. Treasury	6%
U.S. Government Guaranteed	5%
Cash equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018
Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (1%)
379,938	FDIC 2010-R1 Trust 144A, 2.18%, 5/25/50 (a)	$380
177,638	FDIC Guaranteed Notes Trust 2010-S3 144A,
	2.74%, 12/03/20 (a)	174
Total FDIC Guaranteed (Cost - $559)		554
Mortgage Backed (87%)
367,878	FH 1Q1363 ARM, (12 mo. LIBOR USD
	+ 1.785%) 4.10%, 2/01/36 (b)	385
181,105	FH 2B0709 ARM, (12 mo. LIBOR USD
	+ 1.750%) 4.50%, 8/01/42 (b)	188
242,478	FH 2B0972 ARM, (12 mo. LIBOR USD
	+ 1.770%) 3.70%, 11/01/42 (b)	253
422,292	FH 2B1333 ARM, (12 mo. LIBOR USD
	+ 1.650%) 3.95%, 4/01/43 (b)	436
1,232,569	FH 2B4763 ARM, (12 mo. LIBOR USD
	+ 1.620%) 2.55%, 10/01/45 (b)	1,238
304,775	FH 849486 ARM, (12 mo. LIBOR USD
	+ 1.863%) 4.34%, 8/01/41 (b)	320
1,394,929	FH 849506 ARM, (12 mo. LIBOR USD
	+ 1.611%) 2.91%, 11/01/44 (b)	1,393
85,186	FN 849088 ARM, (12 mo. Federal Reserve
	Cumulative Average US + 1.981%)
	3.81%, 11/01/35 (b)	87
45,217	FN 866093 ARM, (12 mo. LIBOR USD
	+ 1.732%) 3.78%, 3/01/36 (b)	47
568,500	FN 890434 15YR, 3.00%, 7/01/27	561
709,218	FN AE0193 ARM, (12 mo. LIBOR USD
	+ 1.709%) 3.74%, 7/01/40 (b)	741
319,441	FN AI4019 ARM, (12 mo. LIBOR USD
	+ 1.750%) 4.47%, 7/01/41 (b)	334
1,087,621	FN AJ4092 15YR, 3.50%, 10/01/26	1,088
1,008,854	FN AL1869 15YR, 3.00%, 6/01/27	996
1,408,740	FN AL2095 15YR, 3.00%, 6/01/27	1,391
970,610	FN AL2221 15YR, 3.00%, 7/01/27	959
515,558	FN AL5596 ARM, (12 mo. LIBOR USD
	+ 1.556%) 2.49%, 2/01/44 (b)	537

Principal or Shares	Security Description	Value (000)

679,770	FN AL5790 ARM, (12 mo. LIBOR USD
	+ 1.565%) 2.51%, 10/01/44 (b)	$696
786,199	FN AL5967 ARM, (12 mo. LIBOR USD
	+ 1.576%) 2.50%, 11/01/44 (b)	805
1,265,336	FN AL7648 ARM, (12 mo. LIBOR USD
	+ 1.586%) 2.59%, 10/01/45 (b)	1,253
1,333,280	FN AM2182, 2.16%, 1/01/23	1,277
695,497	FN AO7975 15YR, 3.00%, 6/01/27	687
792,578	FN AP4746 15YR, 3.00%, 8/01/27	783
1,517,133	FN AS1745 15YR, 3.00%, 2/01/29	1,495
1,339,709	FN AS4186 15YR, 2.50%, 1/01/30	1,286
591,555	FN AS6443 15YR, 3.00%, 12/01/30	581
1,130,831	FN AS8013 15YR, 2.50%, 9/01/31	1,083
274,632	FN AU6974 ARM, (12 mo. LIBOR USD
	+ 1.580%) 2.97%, 11/01/43 (b)	282
707,542	FN AU8673 ARM, (12 mo. LIBOR USD
	+ 1.530%) 2.69%, 2/01/44 (b)	721
1,551,542	FN AZ2886 ARM, (12 mo. LIBOR USD
	+ 1.600%) 2.65%, 9/01/45 (b)	1,539
1,094,611	FN AZ4380 ARM, (12 mo. LIBOR USD
	+ 1.590%) 2.51%, 8/01/45 (b)	1,092
1,557,980	FN BD2473 ARM, (12 mo. LIBOR USD
	+ 1.620%) 2.53%, 1/01/47 (b)	1,528
998,547	FN BK8873 30yr, 4.00%, 9/01/48	1,001
1,159,421	FN BM4540 ARM, (12 mo. LIBOR USD
	+ 1.773%) 4.36%, 9/01/42 (b)	1,216
176,558	FN BM4541 ARM, (12 mo. LIBOR USD
	+ 1.500%) 4.08%, 10/01/38 (b)	184
211,100	FNR 2002-10-FA, (1 mo. LIBOR USD
	+ 0.750%) 3.03%, 2/25/32 (b)	216
967,876	G2 778200 20YR, 4.00%, 2/20/32	984
470,575	G2 778203 20YR, 4.75%, 2/20/32	496
782,304	G2 AY5138 Other, 3.25%, 12/20/37	764
1,002,065	GN 728153, 5.50%, 10/15/29	1,062
545,776	GN 737791 30YR, 4.50%, 12/15/40	565

Annual Report   23

Principal or Shares	Security Description	Value (000)

8,570,088	GNR 2014-79 ST, 0.79%, 7/20/29 (c)	$178
Total Mortgage Backed (Cost - $33,888)		32,728
NCUA Guaranteed (3%)
724,439	NCUA Guaranteed Notes Trust 2010-R3,
	2.40%, 12/08/20	721
567,784	NCUA Guaranteed Notes Trust 2011-R2, (1 mo. LIBOR USD + 0.400%) 2.68%, 2/06/20 (b)	569
Total NCUA Guaranteed (Cost - $1,292)		1,290
U.S. Treasury (6%)
2,200,000	U.S. Treasury Bill, 2.18%, 12/13/18
	(Cost - $2,194)	2,195

Principal or Shares	Security Description	Value (000)

Investment Company (2%)
699,686	Payden Cash Reserves Money Market Fund *
	(Cost - $700)	$700
Total Investments (Cost - $ 38,633) (99%)		37,467
Other Assets, net of Liabilities (1%)		211
Net Assets (100%)		$37,678

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

24   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Mortgage Backed	98%
Investment Company	3%
U.S. Government Agency	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018
Principal or Shares	Security Description	Value (000)
Mortgage Backed (145%)
588,600	FH 1J1279 ARM, (12 mo. LIBOR USD
	+ 1.520%) 3.43%, 4/01/36 (a)	$610
749,288	FH 1Q0062 ARM, (6 mo. LIBOR USD
	+ 1.562%) 3.94%, 11/01/35 (a)	773
678,477	FH 847228 ARM, (12 mo. LIBOR USD
	+ 2.000%) 3.76%, 1/01/34 (a)	713
1,101,482	FHR 3174 FA, (1 mo. LIBOR USD
	+ 0.300%) 2.58%, 4/15/36 (a)	1,101
419,956	FN 832100 ARM, (12 mo. LIBOR USD
	+ 1.665%) 4.40%, 7/01/35 (a)	439
619,830	FN AK0419 ARM, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity
	+ 2.274%) 4.06%, 12/01/27 (a)	644
977,949	FN AL0891 ARM, (12 mo. LIBOR USD
	+ 1.813%) 4.54%, 9/01/41 (a)	1,020
417,589	FNR 2007-110 FA, (1 mo. LIBOR USD
	+ 0.620%) 2.90%, 12/25/37 (a)	419
26,900,000	G2 30YR, 3.00%, 30YR TBA (b)	25,720
35,180,000	G2 30YR, 3.50%, 30YR TBA (b)	34,555
12,160,000	G2 30YR, 4.00%, 30YR TBA (b)	12,239
488,154	G2 3711 30YR, 5.50%, 5/20/35	522
628,855	G2 3747 30YR, 5.00%, 8/20/35	667
383,649	G2 3772 30YR, 5.00%, 10/20/35	407
717,015	G2 3785 30YR, 5.00%, 11/20/35	761
1,161,210	G2 3819 30YR, 5.50%, 2/20/36	1,239
888,438	G2 4802 30YR, 5.00%, 9/20/40	942
3,183,187	G2 4853 30YR, 4.00%, 11/20/40	3,235
496,646	G2 4978 30YR, 4.50%, 3/20/41	517
646,375	G2 5055 30YR, 4.50%, 5/20/41	673
1,357,676	G2 5083 30YR, 5.00%, 6/20/41	1,440
1,636,809	G2 5115 30YR, 4.50%, 7/20/41	1,703
535,938	G2 5140 30YR, 4.50%, 8/20/41	558
2,837,133	G2 5175 30YR, 4.50%, 9/20/41	2,953
5,061,908	G2 5258 30YR, 3.50%, 12/20/41	5,007

Principal or Shares	Security Description	Value (000)

784,655	G2 770239 30YR, 4.00%, 2/20/42	$793
247,854	G2 80013 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.13%, 11/20/26 (a)	255
565,298	G2 80029 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/27 (a)	581
612,190	G2 80044 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/27 (a)	629
716,343	G2 80052 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 3/20/27 (a)	736
603,731	G2 80059 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.63%, 4/20/27 (a)	620
63,192	G2 8006 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 2.75%, 7/20/22 (a)	64
1,372,137	G2 80074 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.63%, 5/20/27 (a)	1,411
2,657,584	G2 80152 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/28 (a)	2,736
660,407	G2 80154 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 1/20/28 (a)	680
1,166,636	G2 80169 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.38%, 2/20/28 (a)	1,201
1,546,638	G2 80184 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%) 3.63%, 4/20/28 (a)	1,592

Annual Report   25

Principal or Shares	Security Description	Value (000)

76,061	G2 80311 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 8/20/29 (a)	$79
1,654,917	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 9/20/29 (a)	1,710
268,176	G2 8041 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 8/20/22 (a)	270
82,099	G2 80424 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 7/20/30 (a)	85
221,180	G2 80428 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 7/20/30 (a)	229
422,430	G2 80541 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 9/20/31 (a)	437
314,482	G2 80569 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 1/20/32 (a)	325
83,869	G2 80579 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 2/20/32 (a)	87
1,071,590	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 9/20/32 (a)	1,110
3,384,944	G2 80749 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.13%, 10/20/33 (a)	3,515
2,495,416	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.13%, 12/20/33 (a)	2,591
998,070	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 2/20/34 (a)	1,034
1,481,590	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 2/20/34 (a)	1,536
225,794	G2 80837 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 2/20/34 (a)	234
266,907	G2 81018 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 8/20/34 (a)	277
8,843	G2 81044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 8/20/34 (a)	9
41,935	G2 8121 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 1/20/23 (a)	43
932,582	G2 81214 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 1/20/35 (a)	966

Principal or Shares	Security Description	Value (000)

353,717	G2 81220 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 1/20/35 (a)	$366
324,384	G2 81278 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 3/20/35 (a)	336
1,343,084	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 3/20/35 (a)	1,392
132,636	G2 81938 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 7/20/37 (a)	135
2,259,400	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.63%, 5/20/38 (a)	2,342
1,210,088	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 7/20/38 (a)	1,258
120,116	G2 82151 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 9/20/38 (a)	122
63,003	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 7/20/23 (a)	64
2,394,435	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 1/20/40 (a)	2,482
1,297,539	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 1/20/40 (a)	1,346
1,119,153	G2 82737 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 2/20/41 (a)	1,160
332,042	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.50%, 1/20/42 (a)	340
142,556	G2 8358 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 1/20/24 (a)	145
590,792	G2 8547 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.13%, 11/20/24 (a)	604
79,498	G2 8595 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.38%, 2/20/25 (a)	81
25,098	G2 8855 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.13%, 10/20/21 (a)	25
279,904	G2 8968 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.75%, 9/20/26 (a)	288
945,283	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 3.13%, 10/20/26 (a)	972
1,565,455	G2 AY5138 30YR, 3.25%, 12/20/37	1,529
3,967,979	G2 MA0698 30YR, 3.00%, 1/20/43	3,830

26   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,769,123	G2 MA1012 30YR, 3.50%, 5/20/43	$3,725
3,474,326	G2 MA1089 30YR, 3.00%, 6/20/43	3,353
3,248,315	G2 MA1520 30YR, 3.00%, 12/20/43	3,135
2,414,029	G2 MA2304 30YR, 4.00%, 10/20/44	2,450
3,173,726	G2 MA2522 30YR, 4.00%, 1/20/45	3,221
4,452,914	G2 MA3173 30YR, 3.50%, 10/20/45	4,387
767,799	G2 MA3454 30YR, 3.50%, 2/20/46	756
4,162,455	G2 MA3597 30YR, 3.50%, 4/20/46	4,098
3,801,249	G2 MA3662 30YR, 3.00%, 5/20/46	3,650
4,133,863	G2 MA3663 30YR, 3.50%, 5/20/46	4,069
3,584,505	G2 MA3735 30YR, 3.00%, 6/20/46	3,435
2,907,235	G2 MA3802 30YR, 3.00%, 7/20/46	2,787
4,245,162	G2 MA3936 30YR, 3.00%, 9/20/46	4,071
1,774,418	G2 MA4069 30YR, 3.50%, 11/20/46	1,745
470,407	G2 MA4127 30YR, 3.50%, 12/20/46	463
1,508,694	G2 MA4321 30YR, 3.50%, 3/20/47	1,483
625,205	GN 366983 30YR, 4.00%, 6/15/41	634
4,360,214	GN 367090 30YR, 4.50%, 7/15/41	4,554
2,278,730	GN 367092 30YR, 4.50%, 7/15/41	2,368
1,569,881	GN 455989 15YR, 5.00%, 7/15/26	1,644
229,386	GN 558954 20YR, 5.25%, 5/15/29	243
778,578	GN 558956 30YR, 4.50%, 6/15/29	806
335,369	GN 605099 30YR, 5.50%, 3/15/34	362
755,425	GN 616826 30YR, 5.50%, 1/15/35	811
1,825,064	GN 710868 30YR, 5.50%, 9/15/39	1,969
605,626	GN 728153 20YR, 5.50%, 10/15/29	642
273,678	GN 728159 20YR, 5.25%, 11/15/29	290
283,921	GN 781636 30YR, 5.50%, 7/15/33	306
331,261	GN 781810 30YR, 5.50%, 10/15/34	357
5,554	GNR 2000-22 FG, (1 mo. LIBOR USD
	+ 0.200%) 2.48%, 5/16/30 (a)	6
4,634	GNR 2001-21 FN, (1 mo. LIBOR USD
	+ 0.200%) 2.48%, 8/16/22 (a)	5
835,636	GNR 2001-22 FG, (1 mo. LIBOR USD
	+ 0.350%) 2.63%, 5/16/31 (a)	839
400,669	GNR 2001-35 FA, (1 mo. LIBOR USD
	+ 0.250%) 2.53%, 8/16/31 (a)	401
284,098	GNR 2001-59 FA, (1 mo. LIBOR USD
	+ 0.400%) 2.68%, 11/16/24 (a)	285
186,147	GNR 2001-65 FV, (1 mo. LIBOR USD
	+ 0.400%) 2.68%, 2/20/29 (a)	187
204,641	GNR 2002-13 FA, (1 mo. LIBOR USD
	+ 0.500%) 2.78%, 2/16/32 (a)	205
594,824	GNR 2002-48 FG, (1 mo. LIBOR USD
	+ 0.300%) 2.58%, 12/16/30 (a)	596
184,959	GNR 2002-48 FT, (1 mo. LIBOR USD
	+ 0.200%) 2.48%, 12/16/26 (a)	185
346,777	GNR 2002-72 FA, (1 mo. LIBOR USD
	+ 0.400%) 2.68%, 10/20/32 (a)	348
159,517	GNR 2002-72 FB, (1 mo. LIBOR USD
	+ 0.400%) 2.68%, 10/20/32 (a)	160
1,095,256	GNR 2002-72 FE, (1 mo. LIBOR USD
	+ 0.400%) 2.68%, 10/20/32 (a)	1,098
182,096	GNR 2002-76 F, (1 mo. LIBOR USD
	+ 0.200%) 2.48%, 1/16/31 (a)	182
74,959	GNR 2002-76 FY, (1 mo. LIBOR USD
	+ 0.300%) 2.58%, 12/16/26 (a)	75
971,361	GNR 2003-71 FC, (1 mo. LIBOR USD
	+ 0.500%) 2.78%, 7/20/33 (a)	980

Principal or Shares	Security Description	Value (000)

1,042,481	GNR 2003-94 FB, (1 mo. LIBOR USD
	+ 0.300%) 2.58%, 12/16/30 (a)	$1,046
1,832,119	GNR 2004-56 F, (1 mo. LIBOR USD
	+ 0.400%) 2.68%, 6/20/33 (a)	1,843
1,060,196	GNR 2004-59 FH, (1 mo. LIBOR USD
	+ 0.250%) 2.53%, 8/16/34 (a)	1,061
929,623	GNR 2004-86 FG, (1 mo. LIBOR USD
	+ 0.400%) 2.68%, 7/20/34 (a)	929
290,393	GNR 2006-47 FA, (1 mo. LIBOR USD
	+ 0.200%) 2.48%, 8/16/36 (a)	289
1,763,840	GNR 2006-60 FK, (1 mo. LIBOR USD
	+ 0.200%) 2.48%, 11/20/36 (a)	1,757
1,341,048	GNR 2007-54 FC, (1 mo. LIBOR USD
	+ 0.260%) 2.54%, 9/20/37 (a)	1,336
504,857	GNR 2007-76 FB, (1 mo. LIBOR USD
	+ 0.500%) 2.78%, 11/20/37 (a)	507
1,574,244	GNR 2008-11 FB, (1 mo. LIBOR USD
	+ 0.600%) 2.88%, 2/20/38 (a)	1,591
1,375,281	GNR 2008-15 CF, (1 mo. LIBOR USD
	+ 0.510%) 2.79%, 2/20/38 (a)	1,383
369,777	GNR 2008-2 FH, (1 mo. LIBOR USD
	+ 0.450%) 2.73%, 1/20/38 (a)	371
1,760,753	GNR 2008-67 UF, (1 mo. LIBOR USD
	+ 0.450%) 2.73%, 6/20/38 (a)	1,774
632,602	GNR 2009-87 FB, (1 mo. LIBOR USD
	+ 0.650%) 2.93%, 9/20/39 (a)	639
1,109,523	GNR 2010-57 WF, (1 mo. LIBOR USD
	+ 0.400%) 2.68%, 3/16/38 (a)	1,111
655,427	GNR 2011-153 LF, (1 mo. LIBOR USD
	+ 0.250%) 2.53%, 7/16/41 (a)	655
787,633	GNR 2012-18 AF, (1 mo. LIBOR USD
	+ 0.300%) 2.58%, 2/20/38 (a)	789
1,732,594	GNR 2012-98 FM, (1 mo. LIBOR USD
	+ 0.200%) 2.48%, 12/20/38 (a)	1,735
19,900,736	GNR 2014-79 ST, 0.79%, 7/20/29 (c)	413
1,144,632	GNR 2017-68 AF, (1 mo. LIBOR USD
	+ 0.350%) 2.61%, 5/20/47 (a)	1,146
Total Mortgage Backed (Cost - $237,178)		231,250

Annual Report   27

Principal or Shares	Security Description	Value (000)
U.S. Treasury (1%)
1,500,000	U.S. Treasury Bill, 0.00%, 11/23/18 (d)
	(Cost - $1,498)	$1,498
Purchased Call Swaptions (0%)
Total Purchased Call Swaptions (Cost - $79)		—
Investment Company (1%)
1,703,086	Payden Cash Reserves Money Market Fund *
	(Cost - $1,703)	1,703
Total Investments (Cost - $240,458) (147%)		234,451
Liabilities in excess of Other Assets (-47%)		(75,058)
Net Assets (100%)		$159,393

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)	Security was purchased on a delayed delivery basis.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(d)	Yield to maturity at time of purchase.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
10-Year Interest Rate Swap, 11/13/28, Pay Fixed 2.3% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$3,000	11/08/2018	$—	Call
10-Year Interest Rate Swap, 11/29/18, Pay Fixed 2.491% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	1,000	11/29/2018	—	Call

Total Swaptions				$—

See notes to financial statements.

28   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.
Portfolio Composition - percent of investments
Corporate	36%
Mortgage Backed	29%
U.S. Treasury	20%
Asset Backed	6%
Foreign Government	3%
Other	6%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
1,500,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%) 3.94%, 7/15/27 (a)(b)	$1,499
2,000,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%) 4.89%, 7/18/27 (a)(b)	1,988
1,565,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%) 5.27%, 4/22/27 (a)(b)	1,563
6,020,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%) 3.27%, 1/20/28 (a)(b)	6,019
2,320,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.750%) 4.08%, 6/09/30 (a)(b)	2,322
80,236	Chase Funding Mortgage Loan Asset-Backed Certificates, (1 mo. LIBOR USD + 0.660%) 2.94%, 11/25/32 (a)	80
2,000,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.220%) 3.69%, 7/20/30 (a)(b)	2,003
1,700,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.800%) 4.27%, 7/20/30 (a)(b)	1,702
1,719,153	Colony American Homes 2015-1 144A, (1 mo. LIBOR USD + 1.200%) 3.49%, 7/17/32 (a)(b)	1,721
3,107,659	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR USD + 1.250%) 3.53%, 12/17/33 (a)(b)	3,110
2,212,000	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	2,146
2,142,875	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR USD + 1.250%) 3.74%, 7/25/47 (a)(b)	2,151
1,185,000	Domino’s Pizza Master Issuer LLC 144A, 4.12%, 7/25/47 (b)	1,162
2,600,000	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	2,552
1,300,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%) 3.67%, 9/15/28 (a)(b)	1,304

Principal or Shares	Security Description	Value (000)

3,000,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%) 4.77%, 9/15/28 (a)(b)	$3,010
1,600,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%) 5.77%, 1/20/30 (a)(b)	1,609
2,700,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%) 3.36%, 8/15/28 (a)(b)	2,712
1,950,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.450%) 3.73%, 8/15/28 (a)(b)	1,960
1,980,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	1,944
2,550,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%) 3.92%, 4/21/25 (a)(b)	2,553
1,142,756	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	1,181
1,750,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%) 4.47%, 4/20/28 (a)(b)	1,750
2,150,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD + 1.500%) 3.99%, 7/25/26 (a)(b)	2,153
2,700,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%) 3.43%, 6/15/28 (a)(b)	2,704
1,650,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%) 4.12%, 4/30/27 (a)(b)	1,647
3,360,000	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	3,348
2,659,500	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (b)	2,662
1,250,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	1,258
Total Asset Backed (Cost - $61,961)		61,813
Bank Loans(c) (3%)
2,005,224	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 4.05%, 3/11/25	2,008

Annual Report   29

Principal or Shares	Security Description	Value (000)

1,975,000	BWAY Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.58%, 4/03/24	$1,966
1,424,063	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.417%) 3.41%, 4/06/24	1,422
1,500,000	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 6.03%, 10/22/25	1,500
1,950,715	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.23%, 10/04/23	1,955
1,944,994	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%) 4.80%, 8/16/23	1,917
1,309,751	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%) 4.03%, 10/25/23	1,313
1,959,271	Infor (U.S.) Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%) 5.14%, 2/01/22	1,955
1,974,684	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.30%, 3/25/25	1,971
1,972,469	Numericable U.S. LLC Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 7/31/25	1,908
2,970,000	Trinseo Materials Operating SCA Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.30%, 9/06/24	2,953
2,950,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%) 4.43%, 11/01/23	2,943
2,000,000	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 4.05%, 5/30/25	2,002
Total Bank Loans (Cost - $25,982)		25,813
Corporate Bond (39%)
Financial (15%)
1,945,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	1,918
4,170,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/01/21	4,281
890,000	Ally Financial Inc., 3.25%, 11/05/18	890
1,450,000	Ares Capital Corp., 3.50%, 2/10/23	1,384
1,650,000	Ares Capital Corp., 3.63%, 1/19/22	1,617
2,055,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	2,032
3,145,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%) 4.34%, 10/05/28 (a)	3,118
3,490,000	Barclays PLC, 4.38%, 9/11/24	3,334
2,950,000	Blackstone Holdings Finance Co. LLC 144A, 4.75%, 2/15/23 (b)	3,056
515,000	Block Financial LLC, 4.13%, 10/01/20	519
1,225,000	Citigroup Inc., 4.45%, 9/29/27	1,193
3,170,000	Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (b)	3,150
1,125,000	Compass Bank, 2.75%, 9/29/19	1,120
900,000	Compass Bank, 3.88%, 4/10/25	856
4,740,000	Credit Agricole Corporate & Investment Bank SA, (3 mo. LIBOR USD + 0.625%) 3.02%, 10/03/21 (a)	4,743

Principal or Shares	Security Description	Value (000)

1,200,000	Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20	$1,188
2,315,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	2,380
1,600,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	1,636
2,740,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	2,572
2,550,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%) 3.55%, 2/15/23 (a)	2,483
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,288
1,330,000	FS Investment Corp., 4.25%, 1/15/20	1,335
2,825,000	General Motors Financial Co. Inc., 4.35%, 1/17/27	2,628
3,400,000	Goldman Sachs Group Inc./The, (3 mo. LIBOR USD + 0.750%) 3.06%, 2/23/23 (a)	3,399
1,700,000	Hospitality Properties Trust, 5.25%, 2/15/26	1,701
3,400,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 1.000%) 3.32%, 5/18/24 (a)	3,393
2,985,000	ICBCIL Finance Co. Ltd. 144A, 2.38%, 5/19/19 (b)	2,962
4,305,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.730%) 3.56%, 4/23/24 (a)	4,244
2,550,000	JPMorgan Chase Bank NA, (3 mo. LIBOR USD + 0.280%) 2.60%, 2/01/21 (a)	2,527
3,450,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43 (b)	3,482
2,450,000	Lincoln National Corp., 7.00%, 6/15/40	3,021
2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%) 3.19%, 11/28/23 (a)(b)	2,244
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%) 3.76%, 11/28/28 (a)(b)	2,523
2,455,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY 1 + 1.647%) 4.06%, 2/24/32 (a)	2,288
1,500,000	Massachusetts Mutual Life Insurance Co. 144A, 4.50%, 4/15/65 (b)	1,356
3,225,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 1.000%) 3.92%, 9/11/24 (a)	3,212
2,200,000	Morgan Stanley, (3 mo. LIBOR USD + 0.847%) 3.74%, 4/24/24 (a)	2,175
1,500,000	Nationwide Building Society 144A, (USD Swap Rate 11:00 am NY 1 + 1.849%) 4.13%, 10/18/32 (a)(b)	1,338
1,500,000	Nationwide Building Society 144A, (3 mo. LIBOR USD + 1.452%) 4.30%, 3/08/29 (a)(b)	1,416
2,000,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (b)	2,037
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (b)	1,976
2,050,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	2,047
1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (b)	2,169
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (b)	2,284
2,350,000	Prudential Financial Inc., (3 mo. LIBOR USD + 3.920%) 5.63%, 6/15/43 (a)	2,394
2,215,000	Regions Bank/Birmingham AL, (3 mo. LIBOR USD + 0.500%) 2.84%, 8/13/21 (a)	2,217
2,000,000	Regions Financial Corp., 3.20%, 2/08/21	1,984

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,820,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.480%) 3.50%, 5/15/23 (a)	$2,715
1,295,000	Santander Holdings USA Inc., 2.65%, 4/17/20	1,279
867,000	Scentre Group Trust 1/Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	859
835,000	Senior Housing Properties Trust, 4.75%, 5/01/24	827
1,045,000	Senior Housing Properties Trust, 6.75%, 4/15/20	1,072
2,740,000	SLM Corp., 5.13%, 4/05/22	2,733
2,432,000	Sumitomo Mitsui Financial Group Inc., (3 mo. LIBOR USD + 0.970%) 3.39%, 1/11/22 (a)	2,458
1,600,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	1,573
1,560,000	Synchrony Bank, 3.00%, 6/15/22	1,491
1,650,000	Synchrony Financial, 2.70%, 2/03/20	1,628
227,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (b)	292
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	4,005
3,140,000	VEREIT Operating Partnership LP, 3.00%, 2/06/19	3,139
2,760,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (b)	2,622
3,750,000	Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 0.000%) 4.32%, 11/23/31 (a)	3,576
		137,379
Industrial (16%)
1,450,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,363
2,440,000	AbbVie Inc., 4.25%, 11/14/28	2,357
1,240,000	AbbVie Inc., 4.88%, 11/14/48	1,151
1,700,000	Amgen Inc., 5.65%, 6/15/42	1,853
2,400,000	Anheuser-Busch InBev Worldwide Inc., 4.60%, 4/15/48	2,167
4,000,000	AstraZeneca PLC, 3.50%, 8/17/23	3,943
1,450,000	BAT Capital Corp. 144A, 3.22%, 8/15/24 (b)	1,370
1,755,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (b)	1,730
1,950,000	Bayer U.S. Finance II LLC 144A, 4.25%, 12/15/25 (b)	1,917
1,755,000	Bayer U.S. Finance II LLC 144A, 4.38%, 12/15/28 (b)	1,699
3,500,000	BMW U.S. Capital LLC 144A, 3.10%, 4/12/21 (b)	3,465
2,710,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,676
1,755,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	1,760
2,640,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	2,726
2,195,000	Comcast Corp., 3.70%, 4/15/24	2,188
3,000,000	Comcast Corp., 4.70%, 10/15/48	2,925
4,360,000	Conagra Brands Inc., 5.40%, 11/01/48	4,175
1,550,000	CVS Health Corp., 3.70%, 3/09/23	1,531
1,600,000	CVS Health Corp., 4.78%, 3/25/38	1,544
1,250,000	CVS Health Corp., 5.05%, 3/25/48	1,223
3,270,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%) 3.42%, 5/04/23 (a)(b)	3,282

Principal or Shares	Security Description	Value (000)

700,000	DaVita Inc., 5.13%, 7/15/24	$670
1,590,000	Dell International LLC/EMC Corp. 144A, 5.45%, 6/15/23 (b)	1,650
815,000	Delta Air Lines Inc., 2.88%, 3/13/20	808
1,560,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A, 6.02%, 6/15/26 (b)	1,619
1,695,000	Dignity Health, 3.13%, 11/01/22	1,673
1,165,000	Dignity Health, 4.50%, 11/01/42	1,062
2,100,000	Dollar Tree Inc., 3.70%, 5/15/23	2,048
2,217,000	Dow Chemical Co., 9.40%, 5/15/39	3,228
3,350,000	Express Scripts Holding Co., 3.05%, 11/30/22	3,245
2,215,000	FedEx Corp., 4.95%, 10/17/48	2,161
3,895,000	First Data Corp. 144A, 7.00%, 12/01/23 (b)	4,042
1,600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	1,474
2,870,000	Halfmoon Parent Inc. 144A, (3 mo. LIBOR USD + 0.650%) 2.98%, 9/17/21 (a)(b)	2,870
4,335,000	Halfmoon Parent Inc. 144A, 4.13%, 11/15/25 (b)	4,291
1,205,000	Halfmoon Parent Inc. 144A, 4.80%, 8/15/38 (b)	1,164
2,040,000	HCA Inc., 5.00%, 3/15/24	2,069
2,380,000	Keurig Dr Pepper Inc., 3.20%, 11/15/21	2,341
1,725,000	Keurig Dr Pepper Inc. 144A, 4.42%, 5/25/25 (b)	1,707
1,497,301	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	1,450
3,000,000	Lennar Corp., 4.75%, 11/29/27	2,816
2,260,000	LifePoint Health Inc., 5.50%, 12/01/21	2,297
1,515,000	Marathon Oil Corp., 6.60%, 10/01/37	1,725
2,340,000	Mondelez International Holdings Netherlands BV 144A, 2.00%, 10/28/21 (b)	2,229
2,805,000	Mylan NV, 3.95%, 6/15/26	2,578
1,045,000	North Shore Long Island Jewish Health Care Inc., 6.15%, 11/01/43	1,221
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,367
3,015,000	Orange SA, 9.00%, 3/01/31	4,156
1,001,000	Perrigo Finance PLC, 3.50%, 12/15/21	979
346,537	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.88%, 2/15/21	350
2,310,000	Roche Holdings Inc. 144A, 3.25%, 9/17/23 (b)	2,291
1,600,000	Sabre GLBL Inc. 144A, 5.38%, 4/15/23 (b)	1,608
425,000	Seagate HDD Cayman, 4.88%, 3/01/24	403
1,485,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,428
4,060,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	3,917
3,120,000	Spirit AeroSystems Inc., 3.95%, 6/15/23	3,089
5,270,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	5,236
1,475,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,376
2,355,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,922
650,000	Time Warner Inc., 2.95%, 7/15/26	576
4,820,000	Toledo Hospital, 6.02%, 11/15/48	4,719
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	2,027
1,195,000	Tribune Media Co., 5.88%, 7/15/22	1,216
710,000	United Rentals North America Inc., 5.75%, 11/15/24	714
2,110,000	United Technologies Corp., 4.13%, 11/16/28	2,077

Annual Report   31

Principal or Shares	Security Description	Value (000)

1,375,000	United Technologies Corp., 4.45%, 11/16/38	$1,335
5,980,000	Verizon Communications Inc., 2.63%, 8/15/26	5,373
1,120,000	Wabtec Corp., 4.15%, 3/15/24	1,095
2,100,000	Wabtec Corp., 4.70%, 9/15/28	2,034
1,010,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	1,038
1,900,000	Yara International ASA 144A, 4.75%, 6/01/28 (b)	1,885
		151,694
Utility (8%)
400,210	Alliance Pipeline LP/United States 144A, 7.00%, 12/31/19 (b)	404
1,890,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (b)	1,880
990,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	932
500,000	Canadian Natural Resources Ltd., 6.25%, 3/15/38	565
1,100,000	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (b)	1,079
2,480,000	Cenovus Energy Inc., 6.75%, 11/15/39	2,656
1,170,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	1,135
2,000,000	Continental Resources Inc./OK, 4.38%, 1/15/28	1,937
3,100,000	Edison International, 4.13%, 3/15/28	3,030
1,910,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	2,379
2,055,000	Encana Corp., 3.90%, 11/15/21	2,054
2,200,000	Encana Corp., 6.63%, 8/15/37	2,503
2,700,000	Energy Transfer Operating LP, 6.50%, 2/01/42	2,805
3,115,000	EnLink Midstream Partners LP, 5.60%, 4/01/44	2,658
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%) 6.00%, (a)(d)	1,311
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,371
2,960,000	Enterprise Products Operating LLC, 4.80%, 2/01/49	2,858
1,800,000	EQM Midstream Partners LP, 4.75%, 7/15/23	1,820
1,850,000	EQT Corp., 3.00%, 10/01/22	1,776
1,930,000	Exelon Generation Co. LLC, 4.25%, 6/15/22	1,953
1,339,153	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	1,372
1,300,000	Hess Corp., 5.60%, 2/15/41	1,246
2,000,000	Hess Corp., 7.30%, 8/15/31	2,252
2,100,000	Kinder Morgan Inc./DE, 5.30%, 12/01/34	2,086
1,750,000	Nabors Industries Inc., 4.63%, 9/15/21	1,693
1,715,000	NiSource Inc. 144A, 3.65%, 6/15/23 (b)	1,690
2,000,000	ONEOK Partners LP, 6.65%, 10/01/36	2,275
2,370,000	Pacific Gas & Electric Co., 6.25%, 3/01/39	2,558
4,000,000	Pertamina Persero PT 144A, 4.30%, 5/20/23 (b)	3,917
1,360,000	PSEG Power LLC, 3.85%, 6/01/23	1,352
2,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	2,772
4,800,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21 (b)	4,568
3,635,000	Tampa Electric Co., 4.45%, 6/15/49	3,509
1,900,000	Valero Energy Corp., 6.63%, 6/15/37	2,182
2,245,000	Xcel Energy Inc., 4.00%, 6/15/28	2,234
		73,812
Total Corporate Bond (Cost - $372,245)		362,885

Principal or Shares	Security Description	Value (000)
Foreign Government (3%)
1,960,000	Colombia Government International Bond, 3.88%, 4/25/27	$1,868
1,200,000	Colombia Government International Bond, 4.50%, 3/15/29	1,185
1,200,000	Colombia Government International Bond, 5.00%, 6/15/45	1,139
2,000,000	Dominican Republic International Bond 144A, 6.00%, 7/19/28 (b)	1,988
1,800,000	Egypt Government International Bond 144A, 4.75%, 4/16/26 EUR (b)(e)	1,915
2,100,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	2,269
1,940,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 EUR (b)(e)	2,374
2,515,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	2,535
2,125,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 3.75%, 7/25/23 (b)	2,110
1,250,000	Oman Government International Bond 144A, 5.63%, 1/17/28 (b)	1,194
1,610,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (b)	1,515
2,180,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19 (b)	2,174
2,000,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	2,027
2,800,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (b)	2,800
2,340,000	Saudi Government International Bond 144A, 3.25%, 10/26/26 (b)	2,166
854,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	913
2,000,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (b)	1,850
Total Foreign Government (Cost - $32,853)		32,022
Mortgage Backed (32%)
3,600,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 0.980%) 3.26%, 11/14/35 (a)(b)	3,600
54,503,272	BANK 2018-BNK14, 0.53%, 9/15/60 (f)	2,084
50,205,385	BENCHMARK 2018-B4, 0.70%, 7/15/51 (f)	1,904
5,000,000	BHMS 2018-ATLS 144A, (1 mo. LIBOR USD + 1.250%) 3.53%, 7/15/35 (a)(b)	5,008
912,015	CSMC Trust 2013-IVR3 144A, 1.55%, 5/25/43 (b)(f)	877
2,368,458	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.550%) 2.83%, 1/25/30 (a)	2,368
4,549,793	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.600%) 2.88%, 7/25/30 (a)	4,553
4,060,779	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.720%) 3.00%, 1/25/31 (a)	4,070
2,105,379	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%) 3.23%, 10/25/29 (a)	2,117

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,515,272	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%) 3.58%, 4/25/29 (a)	$2,534
2,130,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%) 4.43%, 10/25/30 (a)	2,129
1,940,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%) 4.48%, 8/25/30 (a)	1,949
1,500,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 3.550%) 5.83%, 7/25/29 (a)	1,626
895,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%) 6.53%, 1/25/29 (a)	1,011
1,050,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.450%) 6.73%, 1/25/29 (a)	1,167
1,230,430	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.700%) 7.98%, 4/25/28 (a)	1,423
1,500,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 6.000%) 8.28%, 9/25/28 (a)	1,754
1,748,840	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%) 12.53%, 1/25/29 (a)	2,314
498,849	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%) 13.03%, 1/25/29 (a)	661
1,695,750	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%) 14.53%, 9/25/28 (a)	2,489
4,375,138	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,081
3,440,000	Fannie Mae-Aces, 3.82%, 9/25/30 (f)	3,410
4,831,881	FG Q12837 30YR, 3.00%, 11/01/42	4,617
1,079,435	FG Q17641 30YR, 3.00%, 4/01/43	1,031
3,897,764	FH 2B5447 ARM, (12 mo. LIBOR USD + 1.620%) 2.74%, 7/01/46 (a)	3,851
13,090,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.06%, 8/25/24 (f)	12,872
13,200,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.60%, 2/25/25 (f)	13,290
4,840,000	FN, 2.50%, 15YR TBA (g)	4,633
17,390,000	FN, 3.00%, 30YR TBA (g)	16,450
4,070,000	FN, 3.00%, 15YR TBA (g)	3,994
10,650,000	FN, 3.50%, 30YR TBA (g)	10,367
2,390,000	FN, 4.00%, 30YR TBA (g)	2,390
4,730,000	FN, 4.50%, 30YR TBA (g)	4,843
1,869,395	FN 254766 30YR, 5.00%, 6/01/33	1,978
357,609	FN 725027 30YR, 5.00%, 11/01/33	380
1,386,431	FN 725423 30YR, 5.50%, 5/01/34	1,487
1,201,417	FN 725424 30YR, 5.50%, 4/01/34	1,289
2,292,299	FN 995203 30YR, 5.00%, 7/01/35	2,426
1,675,966	FN AJ7689 30YR, 4.00%, 12/01/41	1,689
3,802,205	FN AL2221 15YR, 3.00%, 7/01/27	3,755
1,587,021	FN AL2521 30YR, 3.50%, 9/01/42	1,559
8,683,213	FN AL9373 15YR, 2.50%, 10/01/31	8,319
5,468,937	FN AS4168 30YR, 4.00%, 12/01/44	5,483
2,530,696	FN AS4885 30YR, 3.50%, 5/01/45	2,475
8,502,620	FN AS7170 30YR, 3.50%, 5/01/46	8,310
1,024,261	FN AS8195 15YR, 2.50%, 10/01/31	981
5,585,996	FN AS8305 30YR, 3.00%, 11/01/46	5,286
6,543,363	FN AS8807 30YR, 3.50%, 2/01/47	6,386
2,853,670	FN AX3596 15YR, 3.00%, 7/01/27	2,818

Principal or Shares	Security Description	Value (000)

5,075,530	FN BE9567 30YR, 3.50%, 4/01/47	$4,953
4,087,321	FN BJ9215 30YR, 4.00%, 6/01/48	4,094
6,437,055	FN BK8873 30YR, 4.00%, 9/01/48	6,452
6,331,284	FN MA3155 15YR, 3.00%, 10/01/32	6,221
4,465,199	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.48%, 10/25/29 (a)	4,511
2,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.300%) 3.59%, 4/25/29 (a)	2,328
1,740,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%) 4.58%, 9/25/30 (a)	1,742
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.88%, 12/25/42 (a)	1,280
1,248,485	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.000%) 12.28%, 7/25/29 (a)	1,271
1,695,015	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%) 13.53%, 12/25/28 (a)	2,379
4,270,000	G2 30YR, 3.00%, 30YR TBA (g)	4,083
2,710,000	G2 30YR, 3.50%, 30YR TBA (g)	2,662
4,960,000	G2 30YR, 4.00%, 30YR TBA (g)	4,992
5,569,378	G2 4853 30YR, 4.00%, 11/20/40	5,659
2,441,378	G2 5115 30YR, 4.50%, 7/20/41	2,541
133,120	G2 5140 30YR, 4.50%, 8/20/41	139
1,808,402	G2 5175 30YR, 4.50%, 9/20/41	1,882
5,456,262	G2 5258 30YR, 3.50%, 12/20/41	5,398
5,543,671	G2 MA2522 30YR, 4.00%, 1/20/45	5,626
5,610,386	G2 MA3663 30YR, 3.50%, 5/20/46	5,523
9,341,404	G2 MA3802 30YR, 3.00%, 7/20/46	8,954
2,050,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.38%, 12/15/34 (b)(f)	2,017
1,867,840	GN 784182 30YR, 4.50%, 8/15/46	1,940
1,405,463	GN AA5452 30YR, 3.50%, 7/15/42	1,390
73,616	HarborView Mortgage Loan Trust 2004-10, 4.13%, 1/19/35 (f)	73
230,472	JP Morgan Mortgage Trust 2006-S2, 6.00%, 7/25/36	204
1,989,622	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (b)(f)	1,957
5,118,492	JP Morgan Mortgage Trust 2018-8 144A, 4.00%, 1/25/49 (b)(f)	5,155
34,256	Landmark Mortgage Securities PLC, (3 mo. LIBOR GBP + 0.220%) 1.02%, 6/17/38 GBP (a)(e)	43
2,500,000	Madison Avenue Trust 2013-650M 144A, 4.03%, 10/12/32 (b)(f)	2,462
15,961,179	Morgan Stanley Capital I Trust 2018-H3, 1.00%, 7/15/51 (f)	961
24,634	Morgan Stanley Mortgage Loan Trust, 4.06%, 7/25/34 (f)	25
542,010	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(f)	543
927,732	New Residential Mortgage Loan Trust 2014-3 144A, 3.75%, 11/25/54 (b)(f)	925

Annual Report   33

Principal or Shares	Security Description	Value (000)

1,909,000	New Residential Mortgage Loan Trust 2017-2
	144A, 4.00%, 3/25/57 (b)(f)	$1,921
228,570	Prime Mortgage Trust, 5.00%, 10/25/35	223
1,434,392	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	1,206
2,686,663	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%) 3.93%, 4/25/43 (a)(b)	2,704
619	Structured Asset Mortgage Investments Trust
	2003-CL1, 3.11%, 7/25/32 (f)	—
509,438	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY7 Trust, 3.54%, 7/25/37 (f)	424
3,360,000	Wells Fargo Commercial Mortgage Trust
	2015-LC22, 3.84%, 9/15/58	3,359
Total Mortgage Backed (Cost - $299,735)		296,310
Municipal (2%)
2,425,000	California Pollution Control Financing Authority
	144A, 5.00%, 11/21/45 (b)	2,431
2,600,000	City of Portland OR, 7.70%, 6/01/22	2,909
770,000	State Board of Administration Finance Corp.,
	3.00%, 7/01/20	768
4,000,000	State of California, 3.38%, 4/01/25	3,965
1,495,000	State of California, 7.55%, 4/01/39	2,124
1,000,000	State of Washington, 1.70%, 7/01/20	977
365,000	University of California, 3.26%, 5/15/24	359
Total Municipal (Cost - $13,080)		13,533
U.S. Treasury (21%)
15,000,000	U.S. Treasury Bill, 2.14%, 11/15/18 (h)	14,988
1,800,000	U.S. Treasury Bond, 3.00%, 8/15/48	1,665
15,540,000	U.S. Treasury Bond, 3.13%, 5/15/48	14,741
800,000	U.S. Treasury Note, 1.88%, 12/31/19	792
25,000,000	U.S. Treasury Note, 2.63%, 7/31/20	24,901
22,000,000	U.S. Treasury Note, 2.63%, 8/31/20	21,907
11,680,000	U.S. Treasury Note, 2.63%, 6/30/23	11,500
44,400,000	U.S. Treasury Note, 2.75%, 6/30/25	43,550
18,650,000	U.S. Treasury Note, 2.88%, 10/31/23	18,554
13,000,000	U.S. Treasury Note, 2.88%, 5/15/28	12,705
9,250,000	U.S. Treasury Note, 2.88%, 8/15/28	9,032
25,760,000	U.S. Treasury Note, 3.00%, 5/15/47 (i)(j)	23,867
Total U.S. Treasury (Cost - $203,090)		198,202
Preferred Stock (0%)
780	Wells Fargo & Co., 7.50%
	(Cost - $1,004)	992
Investment Company (1%)
12,593,805	Payden Cash Reserves Money Market Fund *
	(Cost - $12,594)	12,594
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $1,473)		1,171
Total Investments, Before Options Written
(Cost - $1,024,017) (108%)		1,005,335
Written Swaptions (0%)
Total Written Swaptions (Cost - $(1,253))		(848)
Total Investments (Cost - $1,022,764) (108%)		1,004,487
Liabilities in excess of Other Assets (-8%)		(74,160)
Net Assets (100%)		$930,327

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Perpetual security with no stated maturity date.
(e)	Principal in foreign currency.
(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(g)	Security was purchased on a delayed delivery basis.
(h)	Yield to maturity at time of purchase.
(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.

34   Payden Mutual Funds

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$251,100	06/26/2020	$801	Call
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	122,300	09/27/2019	370	Call

Total Swaptions				$1,171

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$251,100	06/26/2019	$ (506)	Call
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	51,000	09/27/2019	(342)	Call

Total Swaptions				$ (848)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
GBP 10,987	USD 14,064	State Street Bank & Trust Co.	01/17/2019	$39
USD 11,752	AUD 16,450	Barclays Bank PLC	12/14/2018	97
USD 11,680	CAD 15,100	Barclays Bank PLC	12/14/2018	199
USD 4,547	EUR 3,923	Citibank, N.A.	11/08/2018	100
USD 2,081	ZAR 30,680	HSBC Bank USA, N.A.	11/13/2018	5
USD 14,107	EUR 12,338	State Street Bank & Trust Co.	01/17/2019	28

				468

Liabilities:
AUD 16,450	USD 11,678	Barclays Bank PLC	12/14/2018	(23)
CAD 15,100	USD 11,550	Barclays Bank PLC	12/14/2018	(69)
ZAR 30,680	USD 2,276	HSBC Bank USA, N.A.	11/13/2018	(200)

				(292)

Net Unrealized Appreciation (Depreciation)				$176

Annual Report   35

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3 Month LIBOR	1,165	Dec-19	$275	$(10)	$(10)
U.S. Long Bond Future	115	Dec-18	15,884	(716)	(716)

					(726)

Short Contracts:
3 Month LIBOR	1,165	Dec-19	(86)	(6)	(6)
Euro-Bund Future	60	Dec-18	(10,891)	11	11
U.S. 10-Year Ultra Future	193	Dec-18	(24,146)	618	618
U.S. Treasury 10-Year Note Future	57	Dec-18	(6,751)	102	102
U.S. Treasury 5-Year Note Future	180	Dec-18	(20,229)	109	109
U.S. Ultra Bond Future	26	Dec-18	(3,880)	14	14

					848

Total Futures					$122

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 31 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2023	$27,000	$1,576	$1,600	$(24)

See notes to financial statements.

36   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Financial	40%
Energy	17%
Consumer Non-Cyclical	15%
Utility	10%
Basic Industry	5%
Other	13%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2018
Principal or Shares	Security Description	Value (000)
Asset Backed (0%)
837,250	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (a) (Cost - $857)	$838
Corporate Bond (96%)
Basic Industry (5%)
650,000	Aviation Capital Group LLC 144A, 2.88%, 1/20/22 (a)	629
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	1,108
465,000	DAE Funding LLC 144A, 4.50%, 8/01/22 (a)	455
605,000	Dow Chemical Co., 9.40%, 5/15/39	881
1,740,000	FedEx Corp., 4.95%, 10/17/48	1,698
1,000,000	General Dynamics Corp., 3.00%, 5/11/21	993
450,000	Keysight Technologies Inc., 3.30%, 10/30/19	449
1,485,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (a)	1,433
1,810,000	Spirit AeroSystems Inc., 3.95%, 6/15/23	1,792
380,000	United Technologies Corp., 3.95%, 8/16/25	377
685,000	United Technologies Corp., 4.13%, 11/16/28	674
600,000	United Technologies Corp., 4.63%, 11/16/48	580
585,000	Wabtec Corp., (3 mo. LIBOR USD + 1.050%) 3.38%, 9/15/21 (b)	586
1,595,000	Wabtec Corp., 4.70%, 9/15/28	1,545
1,075,000	Yara International ASA 144A, 4.75%, 6/01/28 (a)	1,066
		14,266
Communications (5%)
475,000	21st Century Fox America Inc., 9.50%, 7/15/24	598
1,600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%) 3.51%, 6/12/24 (b)	1,606
970,000	AT&T Inc., 3.60%, 2/17/23	957
3,000,000	AT&T Inc., 5.45%, 3/01/47	2,856
720,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.38%, 5/01/47	650
1,705,000	Comcast Corp., 3.95%, 10/15/25	1,704
1,170,000	Comcast Corp., 4.95%, 10/15/58	1,149

Principal or Shares	Security Description	Value (000)

400,000	Orange SA, 9.00%, 3/01/31	$551
292,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (a)	290
1,100,000	TELUS Corp., 4.60%, 11/16/48	1,057
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	945
2,063,000	Verizon Communications Inc., 4.75%, 11/01/41	1,940
280,000	Verizon Communications Inc., 4.86%, 8/21/46	267
840,000	Verizon Communications Inc., 5.25%, 3/16/37	866
		15,436
Consumer Cyclical (3%)
542,858	Continental Airlines 2007-1 Class B Pass-Through Trust, 6.90%, 4/19/22	561
830,000	Dollar Tree Inc., (3 mo. LIBOR USD + 0.700%) 3.15%, 4/17/20 (b)	831
730,000	Ford Motor Co., 7.45%, 7/16/31	770
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	957
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	553
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	372
1,200,000	General Motors Co., 6.75%, 4/01/46	1,230
760,000	General Motors Financial Co. Inc., 4.35%, 1/17/27	707
1,920,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.630%) 2.98%, 9/21/21 (a)(b)	1,924
1,171,000	ZF North America Capital Inc. 144A, 4.50%, 4/29/22 (a)	1,174
		9,079
Consumer Non-Cyclical (15%)
685,000	AbbVie Inc., 3.75%, 11/14/23	679
1,365,000	AbbVie Inc., 4.25%, 11/14/28	1,318
685,000	AbbVie Inc., 4.88%, 11/14/48	636
1,285,000	Advocate Health & Hospitals Corp., 3.83%, 8/15/28	1,285
1,500,000	Amgen Inc., 4.56%, 6/15/48	1,380

Annual Report   37

Principal or Shares	Security Description	Value (000)

600,000	Amgen Inc., 5.65%, 6/15/42	$654
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,218
1,000,000	AstraZeneca PLC, (3 mo. LIBOR USD + 0.665%) 2.98%, 8/17/23 (b)	995
1,195,000	AstraZeneca PLC, 3.50%, 8/17/23	1,178
985,000	Bacardi Ltd. 144A, 5.30%, 5/15/48 (a)	919
700,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (a)	690
1,000,000	Bayer U.S. Finance II LLC 144A, 4.38%, 12/15/28 (a)	968
675,000	Bayer U.S. Finance II LLC 144A, 4.88%, 6/25/48 (a)	632
135,000	Block Financial LLC, 4.13%, 10/01/20	136
700,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	665
1,455,000	Conagra Brands Inc., 4.60%, 11/01/25	1,460
1,445,000	Conagra Brands Inc., 5.40%, 11/01/48	1,384
715,000	CVS Health Corp., 4.78%, 3/25/38	690
725,000	CVS Health Corp., 5.05%, 3/25/48	710
110,000	Dignity Health, 3.13%, 11/01/22	109
740,000	Dignity Health, 4.50%, 11/01/42	675
1,140,000	DP World Crescent Ltd. 144A, 4.85%, 9/26/28 (a)	1,116
550,000	DP World Ltd. 144A, 5.63%, 9/25/48 (a)	522
1,240,000	General Mills Inc., 3.70%, 10/17/23	1,224
1,500,000	Halfmoon Parent Inc. 144A, (3 mo. LIBOR USD + 0.650%) 2.98%, 9/17/21 (a)(b)	1,500
700,000	Halfmoon Parent Inc. 144A, 4.13%, 11/15/25 (a)	693
1,100,000	Halfmoon Parent Inc. 144A, 4.38%, 10/15/28 (a)	1,078
895,000	Halfmoon Parent Inc. 144A, 4.90%, 12/15/48 (a)	854
1,670,000	Keurig Dr Pepper Inc., 3.13%, 12/15/23	1,587
731,000	Keurig Dr Pepper Inc., 3.20%, 11/15/21	719
2,600,000	Land O’ Lakes Inc. 144A, 7.00% (a)(c)	2,602
570,000	Mylan NV, 3.95%, 6/15/26	524
1,050,000	Mylan NV, 5.25%, 6/15/46	908
690,000	Nestle Holdings Inc. 144A, 3.35%, 9/24/23 (a)	686
690,000	Nestle Holdings Inc. 144A, 3.50%, 9/24/25 (a)	680
1,250,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,139
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	205
945,000	Pfizer Inc., 7.20%, 3/15/39	1,276
2,250,000	Roche Holdings Inc. 144A, 3.63%, 9/17/28 (a)	2,211
640,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	615
2,000,000	Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	1,901
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	290
850,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	845
885,000	Toledo Hospital, 5.75%, 11/15/38	915
2,175,000	Toledo Hospital, 6.02%, 11/15/48	2,129
		44,600
Energy (17%)
202,587	Alliance Pipeline LP/United States 144A, 7.00%, 12/31/19 (a)	205
2,000,000	Anadarko Petroleum Corp., 3.45%, 7/15/24	1,902
430,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	405

Principal or Shares	Security Description	Value (000)

2,000,000	BP Capital Markets America Inc., 3.80%, 9/21/25	$1,962
640,000	Canadian Natural Resources Ltd., 6.25%, 3/15/38	723
1,405,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,505
2,000,000	Chesapeake Energy Corp., 7.00%, 10/01/24	1,960
835,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,040
350,000	Enbridge Energy Partners LP, 7.50%, 4/15/38	434
985,000	Encana Corp., 7.38%, 11/01/31	1,179
1,000,000	Energy Transfer Operating LP, 4.15%, 10/01/20	1,009
1,550,000	Energy Transfer Operating LP, 6.50%, 2/01/42	1,610
1,365,000	EnLink Midstream Partners LP, 5.60%, 4/01/44	1,165
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%) 6.00%, (b)(c)	1,311
1,000,000	Ensco PLC, 7.75%, 2/01/26	936
1,745,000	Enterprise Products Operating LLC, 4.15%, 10/16/28	1,717
650,000	Gulf South Pipeline Co. LP, 4.00%, 6/15/22	648
850,000	Hess Corp., 5.60%, 2/15/41	815
1,000,000	Hess Corp., 7.30%, 8/15/31	1,126
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	822
800,000	Kinder Morgan Inc./DE, (3 mo. LIBOR USD + 1.280%) 3.72%, 1/15/23 (b)	814
250,000	Kinder Morgan Inc./DE 144A, 5.00%, 2/15/21 (a)	257
1,500,000	Motiva Enterprises LLC 144A, 6.85%, 1/15/40 (a)	1,599
2,000,000	MPLX LP, 4.50%, 4/15/38	1,788
1,200,000	Nabors Industries Inc., 4.63%, 9/15/21	1,161
1,650,000	Nabors Industries Inc., 5.50%, 1/15/23 (d)	1,559
1,065,000	Oasis Petroleum Inc., 6.88%, 1/15/23	1,076
275,000	ONEOK Inc., 4.25%, 2/01/22	277
800,000	ONEOK Partners LP, 6.65%, 10/01/36	910
1,200,000	Petro-Canada, 7.88%, 6/15/26	1,450
441,200	Ras Laffan Liquefied Natural Gas Co. Ltd. II 144A, 5.30%, 9/30/20 (a)	449
400,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	414
450,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	477
895,000	SemGroup Corp. / Rose Rock Finance Corp., 5.63%, 11/15/23	850
2,500,000	Sinopec Group Overseas Development 2013 Ltd. 144A, 4.38%, 10/17/23 (a)	2,532
900,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47	827
2,000,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.13%, 2/01/25	1,955
1,990,000	TransCanada PipeLines Ltd., 5.10%, 3/15/49	1,991
2,000,000	Transocean Inc., 7.50%, 4/15/31	1,860
965,000	Western Gas Partners LP, 5.45%, 4/01/44	874
700,000	Williams Cos. Inc., 3.70%, 1/15/23	688
1,800,000	Williams Cos. Inc., 7.88%, 9/01/21	1,984
800,000	WPX Energy Inc., 5.75%, 6/01/26	800
		49,066

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Financial (39%)
975,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (a)	$961
925,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.13%, 7/03/23	916
830,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 10/01/25	812
2,000,000	Air Lease Corp., 3.88%, 7/03/23	1,976
1,000,000	Aircastle Ltd., 4.13%, 5/01/24	972
2,000,000	Ally Financial Inc., 4.63%, 5/19/22	2,005
1,851,000	American Express Co., 8.15%, 3/19/38	2,573
800,000	American Financial Group Inc./OH, 4.50%, 6/15/47	717
700,000	Aon Corp., 6.25%, 9/30/40	823
575,000	Aon PLC, 4.75%, 5/15/45	556
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	954
875,000	Ares Capital Corp., 3.63%, 1/19/22	858
500,000	Ares Capital Corp., 4.88%, 11/30/18	501
1,180,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	1,167
1,200,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (a)	1,168
950,000	Bank of America Corp., (3 mo. LIBOR USD + 0.780%) 3.55%, 3/05/24 (b)	933
880,000	Bank of America Corp., (3 mo. LIBOR USD + 1.512%) 3.71%, 4/24/28 (b)	836
1,100,000	Bank of Montreal, (3 mo. LIBOR USD + 0.460%) 2.90%, 4/13/21 (b)	1,104
1,075,000	Bank of Montreal, 3.10%, 7/13/20	1,074
2,275,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%) 4.34%, 10/05/28 (b)	2,255
1,385,000	Bank of New York Mellon Corp., 3.45%, 8/11/23	1,376
1,020,000	Barclays PLC, 4.38%, 9/11/24	975
1,300,000	Barclays PLC, 4.84%, 5/09/28	1,201
850,000	BNZ International Funding Ltd./London 144A, 3.38%, 3/01/23 (a)	830
1,300,000	BPCE SA 144A, 5.15%, 7/21/24 (a)	1,310
975,000	Brookfield Finance Inc., 4.70%, 9/20/47	902
201,000	Carlyle Holdings Finance LLC 144A, 3.88%, 2/01/23 (a)	200
2,255,000	CIT Group Inc., 4.75%, 2/16/24	2,224
1,500,000	Citibank NA, 3.40%, 7/23/21	1,494
425,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%) 2.88%, 7/24/23 (b)	409
1,265,000	Citigroup Inc., 4.45%, 9/29/27	1,232
210,000	Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (a)	209
3,675,000	Credit Agricole Corporate & Investment Bank SA, (3 mo. LIBOR USD + 0.625%) 3.02%, 10/03/21 (b)	3,678
1,500,000	Credit Suisse AG/New York NY, 3.00%, 10/29/21	1,477
630,000	Digital Realty Trust LP, 3.63%, 10/01/22	624
1,050,000	Enstar Group Ltd., 4.50%, 3/10/22	1,050
1,030,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	1,059
1,400,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (a)	1,431
640,000	FS Investment Corp., 4.25%, 1/15/20	642

Principal or Shares	Security Description	Value (000)

600,000	Goldman Sachs Group Inc., 2.63%, 4/25/21	$587
2,600,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	2,749
400,000	HCP Inc., 3.40%, 2/01/25	376
1,967,000	Hospitality Properties Trust, 3.95%, 1/15/28	1,763
2,795,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 0.650%) 2.98%, 9/11/21 (b)	2,801
800,000	Huntington Bancshares Inc./OH, 4.00%, 5/15/25	795
1,185,000	ICBCIL Finance Co. Ltd. 144A, 2.38%, 5/19/19 (a)	1,176
1,000,000	International Lease Finance Corp., 4.63%, 4/15/21	1,016
2,800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.935%) 2.78%, 4/25/23 (b)	2,711
800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.610%) 3.51%, 6/18/22 (b)	799
900,000	Kimco Realty Corp., 4.25%, 4/01/45	782
1,400,000	KKR Group Finance Co. III LLC 144A, 5.13%, 6/01/44 (a)	1,360
1,800,000	Lincoln National Corp., 7.00%, 6/15/40	2,220
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	540
1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%) 3.76%, 11/28/28 (a)(b)	940
1,417,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY 1 + 1.647%) 4.06%, 2/24/32 (b)	1,321
142,000	Massachusetts Mutual Life Insurance Co. 144A, 8.88%, 6/01/39 (a)	212
950,000	MetLife Inc., 4.88%, 11/13/43	970
2,000,000	Mitsubishi UFJ Trust & Banking Corp. 144A, 2.65%, 10/19/20 (a)	1,970
2,000,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (a)	1,953
2,245,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 1.000%) 3.92%, 9/11/24 (b)	2,236
2,750,000	Morgan Stanley, (3 mo. LIBOR USD + 0.847%) 3.74%, 4/24/24 (b)	2,718
1,180,000	National Rural Utilities Cooperative Finance Corp., 4.40%, 11/01/48	1,173
1,500,000	Nationwide Building Society 144A, (USD Swap Rate 11:00 am NY 1 + 1.849%) 4.13%, 10/18/32 (a)(b)	1,338
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (a)	738
800,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	1,216
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (a)	645
1,000,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,207
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	673
1,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (a)	999
2,000,000	Prudential Financial Inc., (3 mo. LIBOR USD + 2.380%) 4.50%, 9/15/47 (b)	1,825
2,175,000	Regions Financial Corp., 3.80%, 8/14/23	2,155

Annual Report   39

Principal or Shares	Security Description	Value (000)

2,740,000	Royal Bank of Canada, 3.70%, 10/05/23	$2,728
930,000	Santander Holdings US.A Inc., 4.40%, 7/13/27	869
450,000	Santander Holdings USA Inc., 3.70%, 3/28/22	443
1,265,000	Scentre Group Trust 1/Scentre Group Trust 2 144A, 2.38%, 11/05/19 (a)	1,253
230,000	Senior Housing Properties Trust, 6.75%, 4/15/20	236
1,000,000	Springleaf Finance Corp., 7.13%, 3/15/26	949
1,135,000	Sumitomo Mitsui Financial Group Inc., 2.06%, 7/14/21	1,090
1,527,000	Sumitomo Mitsui Financial Group Inc., 2.44%, 10/19/21	1,477
1,415,000	SunTrust Bank/Atlanta GA, 4.05%, 11/03/25	1,418
1,000,000	Synchrony Bank, 3.00%, 6/15/22	956
250,000	Synchrony Financial, 2.70%, 2/03/20	247
250,000	Synchrony Financial, 3.75%, 8/15/21	247
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	569
2,090,000	Toronto-Dominion Bank, 3.25%, 6/11/21	2,084
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	896
1,000,000	Travelers Cos. Inc., 4.05%, 3/07/48	935
900,000	USAA Capital Corp. 144A, 3.00%, 7/01/20 (a)	896
400,000	Ventas Realty LP, 3.85%, 4/01/27	381
800,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	801
1,950,000	Voya Financial Inc. 144A, (3 mo. LIBOR USD + 2.084%) 4.70%, 1/23/48 (a)(b)	1,682
1,330,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	1,264
2,900,000	Wells Fargo & Co., 2.63%, 7/22/22	2,784
1,350,000	Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.236%) 4.32%, 11/23/31 (b)	1,287
2,000,000	Westpac Banking Corp./New Zealand, (USD Swap Rate 11:00 am NY 1 + 2.888%) 5.00%, (b)(c)	1,752
		116,692
Technology (2%)
835,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (a)	973
2,660,000	Hewlett Packard Enterprise Co., (3 mo. LIBOR USD + 0.720%) 3.06%, 10/05/21 (b)	2,661
1,500,000	HP Inc., 6.00%, 9/15/41	1,483
1,100,000	Microchip Technology Inc. 144A, 4.33%, 6/01/23 (a)	1,077
649,000	Seagate HDD Cayman, 4.88%, 3/01/24	615
		6,809
Utility (10%)
1,425,000	Abu Dhabi National Energy Co. PJSC 144A, 4.38%, 4/23/25 (a)	1,410
550,000	Abu Dhabi National Energy Co. PJSC 144A, 4.88%, 4/23/30 (a)	548
1,485,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (a)	1,477
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (a)	1,048
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	288

Principal or Shares	Security Description	Value (000)

1,660,000	CenterPoint Energy Inc., 3.85%, 2/01/24	$1,661
1,150,000	Consumers Energy Co., 4.35%, 4/15/49	1,145
1,000,000	Dominion Energy Inc., 4.10%, 4/01/21	1,009
1,185,000	DTE Energy Co., 3.70%, 8/01/23	1,178
650,000	Duke Energy Corp., 3.75%, 9/01/46	557
1,250,000	Duke Energy Florida LLC, 4.20%, 7/15/48	1,203
2,000,000	Edison International, 4.13%, 3/15/28	1,955
1,620,000	Entergy Louisiana LLC, 4.00%, 3/15/33	1,599
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	494
1,392,000	Exelon Generation Co. LLC, 4.25%, 6/15/22	1,409
740,000	Fortis Inc./Canada, 3.06%, 10/04/26	670
1,150,000	Indianapolis Power & Light Co. 144A, 4.05%, 5/01/46 (a)	1,043
1,500,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (a)	1,731
1,145,000	NextEra Energy Capital Holdings Inc., 3.34%, 9/01/20	1,145
1,000,000	NiSource Inc. 144A, 3.65%, 6/15/23 (a)	985
2,000,000	Pacific Gas & Electric Co., 6.25%, 3/01/39	2,158
825,000	PSEG Power LLC, 3.85%, 6/01/23	820
373,230	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (a)	354
1,045,000	South Carolina Electric & Gas Co., 3.50%, 8/15/21	1,043
2,255,000	Tampa Electric Co., 4.45%, 6/15/49	2,177
700,000	WEC Energy Group Inc., 3.38%, 6/15/21	698
		29,805
Total Corporate Bond (Cost - $293,125)		285,753
Foreign Government (0%)
1,150,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 3.75%, 7/25/23 (a)
	(Cost - $1,143)	1,142
Municipal (1%)
1,000,000	Rutgers The State University of New Jersey, 4.15%, 5/01/48	958
1,800,000	State of California, 4.60%, 4/01/38	1,840
Total Municipal (Cost - $2,892)		2,798
Investment Company (2%)
6,342,319	Payden Cash Reserves Money Market Fund *
	(Cost - $6,342)	6,342
Total Investments (Cost - $304,359) (99%)		296,873
Other Assets, net of Liabilities (1%)		1,835
Net Assets (100%)		$298,708

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(c)	Perpetual security with no stated maturity date.
(d)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $1,417 the total market value of the collateral held by the Fund is $1,470. Amounts in 000s.

40   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	36	Dec-18	$4,973	$(222)	$(222)
U.S. Treasury 10-Year Note Future	174	Dec-18	20,608	(310)	(310)
U.S. Ultra Bond Future	31	Dec-18	4,626	(339)	(339)

					(871)

Short Contracts:
U.S. 10-Year Ultra Future	62	Dec-18	(7,757)	15	15
U.S. Treasury 5-Year Note Future	193	Dec-18	(21,690)	60	60

					75

Total Futures					$(796)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$1,417
of Assets and Liabilities[1]
Non-cash Collateral[2]	(1,417)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   41

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Corporate Bond	42%
U.S. Treasury	17%
Mortgage Backed	14%
Bank Loans	7%
Asset Backed	7%
Other	13%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
1,170,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.230%) 3.56%, 6/09/30 (a)(b)	$1,171
590,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR
	USD + 2.350%) 4.68%, 6/09/30 (a)(b)	592
914,443	Colony American Homes 2015-1 144A, (1 mo.
	LIBOR USD + 1.200%) 3.49%, 7/17/32 (a)(b)	915
554,849	Countrywide Asset-Backed Certificates,
	4.71%, 10/25/46 (c)	543
1,629,375	Domino’s Pizza Master Issuer LLC 144A, (3 mo.
	LIBOR USD + 1.250%) 3.74%, 7/25/47 (a)(b)	1,636
296,250	Domino’s Pizza Master Issuer LLC 144A,
	4.12%, 7/25/47 (b)	290
650,000	First Investors Auto Owner Trust 2016-2 144A,
	2.53%, 7/15/22 (b)	638
876,650	FOCUS Brands Funding LLC 144A,
	3.86%, 4/30/47 (b)	870
400,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR
	USD + 3.300%) 5.77%, 1/20/30 (a)(b)	402
1,536,585	Invitation Homes 2017-SFR2 Trust 144A, (1
	mo. LIBOR USD + 0.850%)
	3.14%, 12/17/36 (a)(b)	1,541
500,000	LCM XXI LP 144A, (3 mo. LIBOR USD
	+ 2.000%) 4.47%, 4/20/28 (a)(b)	500
800,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%) 3.43%, 6/15/28 (a)(b)	801
1,500,000	Octagon Investment Partners 24 Ltd. 144A, (3
	mo. LIBOR USD + 0.900%)
	3.21%, 5/21/27 (a)(b)	1,499
865,000	Springleaf Funding Trust 2017-A 144A,
	2.68%, 7/15/30 (b)	847
837,250	Taco Bell Funding LLC 144A,
	3.83%, 5/25/46 (b)	838
1,389,500	Wendy’s Funding LLC 144A, 3.88%, 3/15/48 (b)	1,326
800,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	805
Total Asset Backed (Cost - $15,289)		15,214

Principal or Shares	Security Description	Value (000)
Bank Loans(d) (7%)
463,515	Albertson’s LLC Term Loan B4 1L, (LIBOR USD
	1-Month + 2.750%) 5.05%, 8/25/21	$463
407,946	Allison Transmission Inc. Term Loan B3 1L,
	(LIBOR USD 1-Month + 1.750%)
	4.04%, 9/23/22	411
932,663	Aramark Services Inc. Term Loan B3 1L, (LIBOR
	USD 1-Month + 1.750%) 4.05%, 3/11/25	934
995,000	Beacon Roofing Supply Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 2.250%)
	4.53%, 1/02/25	987
500,000	Berry Global Inc. Term Loan T 1L, (LIBOR USD
	1-Month + 1.750%) 4.03%, 1/06/21	500
562,231	Burlington Coat Factory Warehouse Corp. Term
	Loan B5 1L, (LIBOR USD 1-Month + 2.000%)
	4.29%, 11/17/24	564
992,500	Caesars Resort Collection LLC Term Loan 1L,
	(LIBOR USD 1-Month + 2.750%)
	5.05%, 12/22/24	994
481,291	CDW LLC Term Loan B 1L, (LIBOR USD
	1-Month + 1.750%) 4.06%, 8/17/23	483
995,000	CSC Holdings LLC Term Loan B 1L, (LIBOR
	USD 1-Month + 2.500%) 4.78%, 1/25/26	996
478,750	DaVita HealthCare Partners Inc. Term Loan B
	1L, (LIBOR USD 1-Month + 2.750%)
	5.05%, 6/24/21	480
954,959	Eldorado Resorts Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.250%) 4.56%, 4/17/24	957
500,000	GOBP Holdings Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 3.750%) 6.03%, 10/22/25	500
392,081	Michaels Stores Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.500%) 4.79%, 1/28/23	390
986,234	Numericable U.S. LLC Term Loan B11 1L,
	(LIBOR USD 1-Month + 2.750%)
	5.05%, 7/31/25	954
479,132	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 4.30%, 2/22/24	480

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

989,950	Sterigenics-Nordion Holdings LLC Term Loan B
	1L, (LIBOR USD 1-Month + 3.000%)
	5.30%, 5/15/22	$992
796,000	Tacala Investment Corp. Term Loan B 1L,
	(LIBOR USD 1-Month + 3.250%)
	5.55%, 2/01/25	798
1,080,045	Trinseo Materials Operating SCA Term Loan B
	1L, (LIBOR USD 1-Month + 2.000%)
	4.30%, 9/06/24	1,074
545,299	Vantiv LLC Term Loan B3 1L, (LIBOR USD
	1-Month + 1.750%) 4.03%, 10/14/23	545
291,667	Visteon Corp. Term Loan B 1L, (LIBOR USD
	1-Month + 1.750%) 4.05%, 3/24/24	290
750,000	WMG Acquisition Corp. Term Loan F 1L,
	(LIBOR USD 1-Month + 2.125%)
	4.43%, 11/01/23	748
855,000	Zayo Group LLC Term Loan B2 1L, (LIBOR
	USD 1-Month + 2.250%) 4.55%, 1/19/24	857
Total Bank Loans (Cost - $15,419)		15,397
Commercial Paper (1%)
1,000,000	Dollar General Corp., 0.00%, 11/01/18	1,000
1,000,000	San Diego Gas & Electric Co., 0.00%, 11/01/18	1,000
Total Commercial Paper (Cost - $2,000)		2,000
Corporate Bond (42%)
Financial (16%)
440,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	434
435,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 5.00%, 10/01/21	447
400,000	Aircastle Ltd., 5.50%, 2/15/22	414
410,000	Ally Financial Inc., 3.25%, 11/05/18	410
660,000	Antares Holdings LP 144A, 6.00%, 8/15/23 (b)	638
770,000	Ares Capital Corp., 3.50%, 2/10/23	735
185,000	Ares Capital Corp., 3.63%, 1/19/22	181
430,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	425
1,045,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (b)	1,031
950,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%) 2.37%, 7/21/21 (a)	932
645,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.021%) 2.88%, 4/24/23 (a)	624
270,000	Barclays PLC, 3.68%, 1/10/23	262
740,000	BMW U.S. Capital LLC 144A,
	3.10%, 4/12/21 (b)	733
300,000	Capital One Bank USA NA, 2.30%, 6/05/19	299
97,000	Carlyle Holdings Finance LLC 144A,
	3.88%, 2/01/23 (b)	97
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%)
	2.88%, 7/24/23 (a)	385
750,000	Citigroup Inc., 2.90%, 12/08/21	733
485,000	Citigroup Inc., (3 mo. LIBOR USD + 1.023%)
	3.34%, 6/01/24 (a)	487
130,000	Citigroup Inc., (3 mo. LIBOR USD + 4.478%)
	6.13%, (a)(e)	133
510,000	Compass Bank, 2.88%, 6/29/22	489
750,000	Cooperatieve Rabobank UA, 4.63%, 12/01/23	755

Principal or Shares	Security Description	Value (000)

1,045,000	Credit Agricole Corporate & Investment Bank
	SA, (3 mo. LIBOR USD + 0.625%)
	3.02%, 10/03/21 (a)	$1,046
425,000	Enstar Group Ltd., 4.50%, 3/10/22	425
770,000	Five Corners Funding Trust 144A,
	4.42%, 11/15/23 (b)	787
740,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	695
700,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.235%) 3.55%, 2/15/23 (a)	681
250,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%) 3.66%, 3/28/22 (a)	247
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	586
235,000	FS Investment Corp., 4.25%, 1/15/20	236
705,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%) 3.99%, 1/14/22 (a)	715
500,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 3.598%) 5.75%, (a)(e)	451
1,135,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.110%) 3.62%, 4/26/22 (a)	1,147
695,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 1.000%) 3.32%, 5/18/24 (a)	694
475,000	International Lease Finance Corp., 4.63%, 4/15/21	482
630,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	612
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%) 3.19%, 11/28/23 (a)(b)	530
235,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (b)	230
700,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 1.000%) 3.92%, 9/11/24 (a)	697
980,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%)
	3.40%, 7/22/22 (a)	985
605,000	Nationwide Building Society 144A, (3 mo.
	LIBOR USD + 1.064%) 3.77%, 3/08/24 (a)(b)	589
800,000	Navient Corp., 5.00%, 10/26/20	806
580,000	Realogy Group LLC/Realogy Co-Issuer Corp.
	144A, 4.88%, 6/01/23 (b)	528
865,000	Regions Bank/Birmingham AL, (3 mo. LIBOR
	USD + 0.500%) 2.84%, 8/13/21 (a)	866
380,000	Regions Financial Corp., 3.80%, 8/14/23	376
500,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.480%) 3.50%, 5/15/23 (a)	481
850,000	Santander Holdings USA Inc., 3.70%, 3/28/22	836
168,000	Scentre Group Trust 1/Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	166
450,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	446
160,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	164
580,000	SLM Corp., 5.13%, 4/05/22	579
675,000	Sumitomo Mitsui Financial Group Inc.,
	2.78%, 7/12/22	653
245,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	241
1,030,000	SunTrust Bank/Atlanta GA, (3 mo. LIBOR USD
	+ 0.500%) 3.53%, 10/26/21 (a)	1,030
150,000	Synchrony Financial, 3.75%, 8/15/21	148
935,000	Toronto-Dominion Bank, 3.15%, 9/17/20	934

Annual Report   43

Principal or Shares	Security Description	Value (000)

455,000	VEREIT Operating Partnership LP,
	3.00%, 2/06/19	$455
505,000	VEREIT Operating Partnership LP,
	4.60%, 2/06/24	506
1,000,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A,
	6.75%, 6/15/22 (b)	1,022
		32,716
Industrial (19%)
300,000	1011778 BC ULC/New Red Finance Inc. 144A,
	4.63%, 1/15/22 (b)	298
430,000	1011778 BC ULC/New Red Finance Inc. 144A,
	5.00%, 10/15/25 (b)	404
610,000	AbbVie Inc., 3.38%, 11/14/21	607
405,000	AbbVie Inc., 3.75%, 11/14/23	402
8,700,000	America Movil SAB de CV, 6.00%, 6/09/19
	MXN (f)	422
189,466	American Airlines 2013-2 Class B Pass-Through
	Trust 144A, 5.60%, 7/15/20 (b)	193
400,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (b)	402
625,000	Anheuser-Busch InBev Worldwide Inc., (3 mo.
	LIBOR USD + 0.740%) 3.17%, 1/12/24 (a)	625
900,000	AstraZeneca PLC, (3 mo. LIBOR USD
	+ 0.665%) 2.98%, 8/17/23 (a)	896
1,145,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%)
	3.51%, 6/12/24 (a)	1,149
540,000	Aviation Capital Group LLC 144A,
	3.88%, 5/01/23 (b)	534
554,000	Bausch Health Cos. Inc. 144A,
	7.50%, 7/15/21 (b)	564
105,000	Baxalta Inc., 2.88%, 6/23/20	104
715,000	Bayer U.S. Finance II LLC 144A, (3 mo. LIBOR
	USD + 0.630%) 3.00%, 6/25/21 (a)(b)	716
350,000	Bayer U.S. Finance II LLC 144A,
	3.50%, 6/25/21 (b)	348
500,000	Blue Cross & Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (b)	475
580,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	573
300,000	BWAY Holding Co. 144A, 7.25%, 4/15/25 (b)	286
300,000	CCO Holdings LLC/CCO Holdings Capital
	Corp., 5.75%, 9/01/23	303
200,000	Change Healthcare Holdings LLC/Change
	Healthcare Finance Inc. 144A, 5.75%, 3/01/25 (b)	196
385,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital,
	4.50%, 2/01/24	386
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	458
600,000	Comcast Corp., (3 mo. LIBOR USD + 0.440%)
	2.85%, 10/01/21 (a)	600
525,000	Comcast Corp., 3.45%, 10/01/21	525
430,000	CommScope Inc. 144A, 5.00%, 6/15/21 (b)	430
1,200,000	Conagra Brands Inc., 3.80%, 10/22/21	1,202
320,000	Continental Resources Inc./OK, 5.00%, 9/15/22	323
810,000	CVS Health Corp., (3 mo. LIBOR USD
	+ 0.720%) 3.05%, 3/09/21 (a)	815
810,000	CVS Health Corp., 3.70%, 3/09/23	800

Principal or Shares	Security Description	Value (000)

300,000	DaVita Inc., 5.13%, 7/15/24	$287
900,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	908
600,000	Dell International LLC/EMC Corp. 144A,
	5.45%, 6/15/23 (b)	622
250,000	El Corte Ingles SA 144A, 3.00%, 3/15/24
	EUR (b)(f)	285
470,000	Elanco Animal Health Inc. 144A,
	3.91%, 8/27/21 (b)	470
900,000	Express Scripts Holding Co., (3 mo. LIBOR USD
	+ 0.750%) 3.06%, 11/30/20 (a)	900
860,000	First Data Corp. 144A, 7.00%, 12/01/23 (b)	892
500,000	Halfmoon Parent Inc. 144A, (3 mo. LIBOR USD
	+ 0.650%) 2.98%, 9/17/21 (a)(b)	500
800,000	Halfmoon Parent Inc. 144A, 3.20%, 9/17/20 (b)	796
400,000	Halfmoon Parent Inc. 144A, 3.75%, 7/15/23 (b)	397
500,000	HCA Inc., 5.00%, 3/15/24	507
795,000	Hewlett Packard Enterprise Co., (3 mo. LIBOR
	USD + 0.720%) 3.06%, 10/05/21 (a)	795
270,000	Hill-Rom Holdings Inc. 144A,
	5.00%, 2/15/25 (b)	262
225,000	James Hardie International Finance DAC 144A,
	3.63%, 10/01/26 EUR (b)(f)	255
310,000	Keurig Dr Pepper Inc. 144A, 4.06%, 5/25/23 (b)	309
500,000	Keysight Technologies Inc., 3.30%, 10/30/19	499
200,000	Land O’ Lakes Inc. 144A, 7.00%, (b)(e)	200
500,526	Latam Airlines 2015-1 Pass-Through Trust A,
	4.20%, 11/15/27	485
1,000,000	Lennar Corp., 4.75%, 11/29/27	939
420,000	Level 3 Parent LLC, 5.75%, 12/01/22	420
530,000	Meritage Homes Corp., 5.13%, 6/06/27	468
225,000	Microchip Technology Inc. 144A,
	3.92%, 6/01/21 (b)	224
635,000	Mylan NV, 3.15%, 6/15/21	620
775,000	Nissan Motor Acceptance Corp. 144A,
	2.15%, 7/13/20 (b)	758
1,050,000	Northwell Healthcare Inc., 4.26%, 11/01/47	957
600,000	NOVA Chemicals Corp. 144A, 5.25%, 6/01/27 (b)	543
430,000	Orange SA, 1.63%, 11/03/19	423
250,000	Orange SA, 9.00%, 3/01/31	345
500,000	Penske Automotive Group Inc., 5.38%, 12/01/24	488
85,000	Seagate HDD Cayman, 4.88%, 3/01/24	81
555,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	534
450,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	425
885,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	854
400,000	Sonic Automotive Inc., 5.00%, 5/15/23	374
290,000	Sprint Communications Inc, 6.00%, 11/15/22	293
300,000	Sprint Corp., 7.88%, 9/15/23	321
500,000	Standard Industries Inc./NJ 144A, 4.75%, 1/15/28 (b)	449
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	314
500,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	467
815,000	Toledo Hospital, 5.33%, 11/15/28	809

44   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

860,000	United Continental Holdings Inc.,
	5.00%, 2/01/24 (g)	$846
500,000	United Rentals North America Inc.,
	4.63%, 10/15/25	464
300,000	United Rentals North America Inc.,
	5.88%, 9/15/26	295
805,000	United Technologies Corp., 3.65%, 8/16/23	798
800,000	VeriSign Inc., 4.75%, 7/15/27	756
165,000	WestRock MWV LLC, 7.38%, 9/01/19	170
430,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	442
		39,282
Utility (7%)
313,462	Cenovus Energy Inc., 5.70%, 10/15/19	320
1,120,000	CenterPoint Energy Inc., 3.60%, 11/01/21	1,120
550,000	Colorado Interstate Gas Co. LLC/Colorado
	Interstate Issuing Corp. 144A,
	4.15%, 8/15/26 (b)	534
275,000	Comision Federal de Electricidad 144A,
	4.88%, 5/26/21 (b)	277
700,000	Comision Federal de Electricidad 144A,
	4.88%, 1/15/24 (b)	692
800,000	Dominion Energy Inc., 4.10%, 4/01/21	807
380,000	DTE Energy Co., 3.70%, 8/01/23	378
430,000	Emera U.S. Finance LP, 2.70%, 6/15/21	417
260,000	Enbridge Inc., 2.90%, 7/15/22	251
750,000	Energy Transfer LP, 4.25%, 3/15/23	744
370,000	Energy Transfer Partners LP/Regency Energy
	Finance Corp., 5.00%, 10/01/22	382
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	494
500,000	Enviva Partners LP/Enviva Partners Finance
	Corp., 8.50%, 11/01/21	516
355,000	EQM Midstream Partners LP, 4.75%, 7/15/23	359
615,000	EQT Corp., 3.00%, 10/01/22	590
420,000	Exelon Generation Co. LLC, 4.25%, 6/15/22	425
450,000	Mississippi Power Co., (3 mo. LIBOR USD
	+ 0.650%) 3.03%, 3/27/20 (a)	450
900,000	Nabors Industries Inc., 4.63%, 9/15/21	871
800,000	Pertamina Persero PT 144A, 4.30%, 5/20/23 (b)	783
470,000	QEP Resources Inc., 5.38%, 10/01/22	465
1,100,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,166
845,000	Sinopec Group Overseas Development 2012 Ltd.
	144A, 3.90%, 5/17/22 (b)	844
470,000	SM Energy Co., 6.13%, 11/15/22	478
500,000	Transocean Inc. 144A, 9.00%, 7/15/23 (b)	526
470,000	Whiting Petroleum Corp., 5.75%, 3/15/21	475
		14,364
Total Corporate Bond (Cost - $88,384)		86,362
Foreign Government (6%)
955,000	Croatia Government International Bond 144A,
	6.38%, 3/24/21 (b)	1,004
910,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	944
400,000	Egypt Government International Bond 144A,
	4.75%, 4/16/26 EUR (b)(f)	426
850,000	Export-Import Bank of India, 3.88%, 10/02/19	852
430,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (b)	453

Principal or Shares	Security Description	Value (000)

950,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	$975
500,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	540
460,000	Indonesia Government International Bond 144A,
	5.88%, 3/13/20 (b)	475
355,000	Indonesia Government International Bond,
	5.88%, 3/13/20 (h)	367
645,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (b)	650
500,000	Oman Government International Bond 144A,
	5.63%, 1/17/28 (b)	478
560,000	Provincia de Buenos Aires/Argentina 144A,
	5.75%, 6/15/19 (b)	559
450,000	Republic of Armenia International Bond 144A,
	6.00%, 9/30/20 (b)	456
665,000	Saudi Government International Bond 144A,
	3.25%, 10/26/26 (b)	616
750,000	Senegal Government International Bond 144A,
	4.75%, 3/13/28 EUR (b)(f)	795
294,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	314
1,000,000	Serbia International Bond 144A,
	4.88%, 2/25/20 (b)	1,010
450,000	Sri Lanka Government International Bond 144A,
	5.88%, 7/25/22 (b)	416
1,000,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	1,031
Total Foreign Government (Cost - $12,763)		12,361
Mortgage Backed (14%)
138,269	Alternative Loan Trust 2005-47CB,
	5.50%, 10/25/35	117
158,763	Alternative Loan Trust 2005-54CB,
	5.13%, 11/25/35	135
819,788	Alternative Loan Trust 2005-54CB,
	5.50%, 11/25/35	713
291,668	Alternative Loan Trust 2007-9T1,
	6.00%, 5/25/37	215
420,777	American Home Mortgage Investment Trust
	2006-3, (6 mo. LIBOR USD + 1.750%)
	4.35%, 12/25/36 (a)	364
1,000,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.900%) 4.18%, 11/14/35 (a)(b)	1,000
238,910	Banc of America Funding 2005-H Trust,
	4.34%, 11/20/35 (c)	213
13,496,172	BANK 2018-BNK14, 0.53%, 9/15/60 (c)	516
459,123	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	378
217,755	CHL Mortgage Pass-Through Trust 2004-29,
	2.61%, 2/25/35 (c)	189
1,230,000	Connecticut Avenue Securities Trust 2018-R07
	144A, (1 mo. LIBOR USD + 0.750%)
	3.03%, 4/25/31 (a)(b)	1,230
103,191	CSMC Mortgage-Backed Trust 2006-7,
	6.00%, 8/25/36	85
207,276	CSMC Trust 2013-IVR3 144A,
	1.55%, 5/25/43 (b)(c)	199

Annual Report   45

Principal or Shares	Security Description	Value (000)

597,401	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.550%) 2.83%, 1/25/30 (a)	$597
691,318	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.950%)
	3.23%, 10/25/29 (a)	695
710,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.100%) 4.38%, 3/25/31 (a)	704
550,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.200%) 4.48%, 8/25/30 (a)	553
403,840	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.900%) 5.18%, 7/25/24 (a)	432
446,795	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 3.000%) 5.28%, 7/25/24 (a)	476
714,107	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.000%) 7.28%, 7/25/25 (a)	794
328,115	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.700%) 7.98%, 4/25/28 (a)	380
499,669	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 10.250%)
	12.53%, 1/25/29 (a)	661
774,640	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 11.750%)
	14.03%, 10/25/28 (a)	1,101
498,750	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 12.250%)
	14.53%, 9/25/28 (a)	732
1,825,000	Freddie Mac Multifamily Structured
	Pass-Through Certificates, 2.45%, 8/25/23	1,755
1,042,000	Freddie Mac Multifamily Structured
	Pass-Through Certificates, 3.32%, 2/25/23 (c)	1,042
1,100,000	Freddie Mac Stacr Trust 2018-HQA2, (1 mo.
	LIBOR USD + 0.750%) 3.04%, 10/25/48 (a)	1,100
550,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.300%)
	4.58%, 9/25/30 (a)	551
1,000,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 3.600%)
	5.88%, 4/25/24 (a)	1,103
600,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%)
	6.88%, 12/25/42 (a)	640
497,865	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 8.800%)
	11.08%, 3/25/28 (a)	616
498,086	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 9.350%)
	11.63%, 4/25/28 (a)	648
332,309	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 10.500%)
	12.78%, 5/25/28 (a)	449
498,534	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%)
	13.53%, 12/25/28 (a)	700
249,595	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%)
	13.53%, 10/25/29 (a)	289

Principal or Shares	Security Description	Value (000)

450,000	GAHR Commercial Mortgage Trust 2015-NRF
	144A, 3.38%, 12/15/34 (b)(c)	$443
383,885	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	(1 mo. LIBOR USD + 0.350%)
	2.63%, 3/25/35 (a)(b)	362
57,497	JP Morgan Mortgage Trust 2006-A4,
	4.15%, 6/25/36 (c)	55
262,368	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (b)(c)	258
110,866	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (b)(c)	111
109,506	New Residential Mortgage Loan Trust 2015-1
	144A, 3.75%, 5/28/52 (b)(c)	109
452,805	New Residential Mortgage Loan Trust 2015-2
	144A, 3.75%, 8/25/55 (b)(c)	451
820,675	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(c)	823
1,364,730	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR USD + 1.500%)
	3.78%, 6/25/57 (a)(b)	1,401
146,631	PHH Alternative Mortgage Trust Series 2007-1,
	6.00%, 2/25/37	131
208,459	RFMSI Series 2006-SA2 Trust,
	4.89%, 8/25/36 (c)	173
1,000,000	Seasoned Credit Risk Transfer Trust 144A,
	3.00%, 9/25/55 (b)(c)	961
470,396	Sequoia Mortgage Trust 2017-CH1 144A,
	3.50%, 8/25/47 (b)(c)	465
248,386	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR10 Trust, 3.87%, 9/25/36 (c)	242
629,603	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 3.64%, 2/25/37 (c)	620
Total Mortgage Backed (Cost - $26,678)		27,977
Municipal (2%)
650,000	California Pollution Control Financing Authority
	144A, 5.00%, 7/01/37 (b)	677
595,000	California Pollution Control Financing Authority
	144A, 5.00%, 11/21/45 (b)	596
250,000	District of Columbia Water & Sewer Authority,
	4.81%, 10/01/14	262
1,500,000	Municipal Improvement Corp. of Los Angeles,
	3.43%, 11/01/21	1,505
1,000,000	New York Transportation Development Corp.,
	5.00%, 7/01/41	1,043
Total Municipal (Cost - $4,163)		4,083
U.S. Treasury (16%)
2,170,000	U.S. Treasury Bill, 2.19%, 11/29/18 (i)	2,167
1,800,000	U.S. Treasury Bond, 2.75%, 11/15/47	1,583
1,000,000	U.S. Treasury Bond, 3.00%, 8/15/48	925
850,000	U.S. Treasury Bond, 3.13%, 5/15/48	806
370,000	U.S. Treasury Note, 1.25%, 11/15/18 (j)	370
440,000	U.S. Treasury Note, 2.25%, 8/15/27	410
3,600,000	U.S. Treasury Note, 2.63%, 6/30/23	3,545
12,680,000	U.S. Treasury Note, 2.75%, 7/31/23 (k)	12,550
3,610,000	U.S. Treasury Note, 2.75%, 6/30/25	3,541
4,695,000	U.S. Treasury Note, 2.75%, 2/15/28	4,544
1,800,000	U.S. Treasury Note, 2.88%, 5/15/28	1,759

46   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,600,000	U.S. Treasury Note, 2.88%, 8/15/28	$1,562
Total U.S. Treasury (Cost - $34,416)		33,762
Stocks (3%)
Master Limited Partnership (1%)
23,040	Antero Midstream Partners LP	695
23,808	Energy Transfer LP	370
23,870	Enterprise Products Partners LP	640
9,650	Magellan Midstream Partners LP	595
		2,300
Preferred Stock (1%)
7,500	Bank of America Corp., 6.50%	193
6,650	BB&T Corp., 5.63% (g)	167
8,000	Charles Schwab Corp., 5.95%	207
3,840	Goldman Sachs Group Inc., 6.30%	98
3,550	US Bancorp, 6.50%	96
270	Wells Fargo & Co., 7.50%	343
		1,104
Real Estate Investment Trust (1%)
2,700	AvalonBay Communities Inc.	473
4,490	CoreSite Realty Corp.	421
4,180	Crown Castle International Corp.	455
7,400	Prologis Inc.	477
		1,826
Total Stocks (Cost - $5,105)		5,230
Investment Company (1%)
1,289,963	Payden Cash Reserves Money Market Fund *
	(Cost - $1,290)	1,290
Purchased Call Swaptions (0%)
Total Purchased Call Swaptions (Cost - $306)		245
Total Investments, Before Options Written (Cost - $205,813) (99%)		203,921
Written Swaptions (0%)
Total Written Call Swaptions (Cost - $(261))		(178)
Total Investments (Cost - $205,552) (99%)		203,743
Other Assets, net of Liabilities (1%)		1,151
Net Assets (100%)		$204,894

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)	Principal in foreign currency.
(g)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $760 and the total market value of the collateral held by the Fund is $788. Amounts in 000s.

(h)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(i)	Yield to maturity at time of purchase.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.
(k)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

Annual Report   47

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15% Semi- Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$51,200	06/26/2020	$163	Call
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975% Semi- Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	27,000	09/27/2019	82	Call

Total Swaptions				$245

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15% Semi- Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$51,200	06/26/2019	$(103)	Call
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90% Semi- Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	11,200	09/27/2019	(75)	Call

Total Swaptions				$(178)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
GBP 2,391	USD 3,061	State Street Bank & Trust Co.	01/17/2019	$9
USD 2,649	AUD 3,708	Barclays Bank PLC	12/14/2018	22
USD 2,633	CAD 3,404	Barclays Bank PLC	12/14/2018	45
USD 451	MXN 8,700	Barclays Bank PLC	12/17/2018	26
USD 1,875	EUR 1,618	Citibank, N.A.	11/08/2018	41
USD 428	ZAR 6,310	HSBC Bank USA, N.A.	11/13/2018	1
USD 3,070	EUR 2,685	State Street Bank & Trust Co.	01/17/2019	6

				150

Liabilities:
AUD 3,708	USD 2,632	Barclays Bank PLC	12/14/2018	(5)
CAD 3,404	USD 2,604	Barclays Bank PLC	12/14/2018	(16)
ZAR 6,310	USD 468	HSBC Bank USA, N.A.	11/13/2018	(41)
				(62)

Net Unrealized Appreciation (Depreciation)				$88

48   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3 Month LIBOR	252	Dec-19	$60	$(2)	$(2)
U.S. 10-Year Ultra Future	23	Dec-18	2,878	(74)	(74)
U.S. Treasury 10-Year Note Future	10	Dec-18	1,184	(18)	(18)
U.S. Treasury 5-Year Note Future	126	Dec-18	14,160	(117)	(117)

					(211)

Short Contracts:
3 Month LIBOR	252	Dec-19	(19)	(1)	(1)
Euro-Bund Future	18	Dec-18	(3,267)	3	3

					2

Total Futures					$(209)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 31 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2023	$6,000	$350	$355	$(5)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$760
Non-cash Collateral[2]	(760)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   49

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing 80% of its assets in bonds or bond like securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Mortgage Backed	34%
Asset Backed	25%
Corporate	21%
Foregin Government	11%
Bank Loans	4%
Other	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Asset Backed (26%)
500,000	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD
	+ 0.840%) 3.33%, 7/25/27 (a)(b)	$500
600,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo.
	LIBOR USD + 1.500%) 3.94%, 7/15/27 (a)(b)	599
1,600,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 0.930%) 3.37%, 7/18/27 (a)(b)	1,596
650,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 2.450%) 4.89%, 7/18/27 (a)(b)	646
450,000	Blackrock European CLO III DAC 144A, (3 mo.
	EURIBOR + 0.850%) 0.85%, 4/15/30
	EUR (a)(b)(c)	510
800,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.050%) 3.33%, 9/15/35 (a)(b)	801
600,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%) 3.58%, 9/15/35 (a)(b)	602
450,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.600%) 3.88%, 9/15/35 (a)(b)	452
400,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.100%) 4.38%, 9/15/35 (a)(b)	403
350,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.750%) 5.03%, 9/15/35 (a)(b)	353
600,000	Carlyle Global Market Strategies CLO 2015-1
	Ltd. 144A, (3 mo. LIBOR USD + 1.000%)
	3.47%, 4/20/27 (a)(b)	600
450,000	Carlyle Global Market Strategies Euro CLO
	2015-2 DAC 144A, (3 mo. EURIBOR
	+ 0.730%) 0.73%, 9/21/29 EUR (a)(b)(c)	510
860,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.230%) 3.56%, 6/09/30 (a)(b)	861
600,000	Cedar Funding VI CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.090%) 3.56%, 10/20/28 (a)(b)	600
500,000	Cedar Funding VI CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.600%) 4.07%, 10/20/28 (a)(b)	500

Principal or Shares	Security Description	Value (000)

1,250,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR
	USD + 0.860%) 3.35%, 10/25/27 (a)(b)	$1,249
450,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR
	USD + 2.950%) 5.44%, 10/25/27 (a)(b)	450
250,000	Colombia Cent CLO 27 Ltd. 144A, (3 mo.
	LIBOR USD + 1.600%) 4.90%, 10/25/28 (a)(b)	250
155,455	Colony American Homes 2015-1 144A, (1 mo.
	LIBOR USD + 1.200%) 3.49%, 7/17/32 (a)(b)	156
565,029	Colony Starwood Homes 2016-2 Trust 144A, (1
	mo. LIBOR USD + 1.250%)
	3.53%, 12/17/33 (a)(b)	565
762,918	Countrywide Asset-Backed Certificates,
	4.71%, 10/25/46 (d)	746
300,000	CVC Cordatus Loan Fund III DAV 144A, (3 mo.
	EURIBOR + 2.550%) 2.55%, 8/15/32
	EUR (a)(b)(c)	333
888,750	Domino’s Pizza Master Issuer LLC 144A,
	3.08%, 7/25/47 (b)	862
670,000	Drive Auto Receivables Trust 2016-B 144A,
	4.53%, 8/15/23 (b)	681
650,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo.
	EURIBOR + 0.870%) 0.87%, 10/15/31
	EUR (a)(b)(c)	739
590,000	First Investors Auto Owner Trust 2016-1 144A,
	4.70%, 4/18/22 (b)	599
443,250	FOCUS Brands Funding LLC 144A,
	3.86%, 4/30/47 (b)	440
500,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.550%) 3.67%, 9/15/28 (a)(b)	502
250,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.150%) 4.27%, 9/15/28 (a)(b)	251

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

350,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.650%) 4.77%, 9/15/28 (a)(b)	$351
200,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 3.350%) 5.47%, 9/15/28 (a)(b)	201
450,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR
	USD + 3.300%) 5.77%, 1/20/30 (a)(b)	452
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd.
	144A, (3 mo. LIBOR USD + 1.650%)
	4.14%, 7/25/27 (a)(b)	500
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.080%) 3.36%, 8/15/28 (a)(b)	251
450,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 2.350%) 4.63%, 8/15/28 (a)(b)	455
250,000	ICG US CLO 2015-2 Ltd. 144A, (3 mo. LIBOR
	USD + 0.850%) 3.29%, 1/16/28 (a)(b)	250
400,000	ICG US CLO 2015-2 Ltd. 144A, (3 mo. LIBOR
	USD + 2.450%) 4.89%, 1/16/28 (a)(b)	395
649,059	Invitation Homes 2018-SFR3 Trust 144A, (1
	mo. LIBOR USD + 1.000%)
	3.29%, 7/17/37 (a)(b)	649
470,678	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 0.950%) 3.42%, 4/21/25 (a)(b)	471
250,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 1.450%) 3.92%, 4/21/25 (a)(b)	250
750,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%) 3.38%, 10/20/27 (a)(b)	750
400,000	LoanCore 2018-CRE1 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.130%) 3.41%, 5/15/28 (a)(b)	400
755,000	Madison Park Funding XIII Ltd. 144A, (3 mo.
	LIBOR USD + 0.950%) 3.40%, 4/19/30 (a)(b)	754
400,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD
	+ 1.500%) 3.99%, 7/25/26 (a)(b)	401
600,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%) 3.43%, 6/15/28 (a)(b)	601
150,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.550%) 3.83%, 6/15/28 (a)(b)	150
720,000	Neuberger Berman CLO XVI-S Ltd. 144A, (3
	mo. LIBOR USD + 0.850%)
	3.29%, 1/15/28 (a)(b)	718
520,000	Octagon Investment Partners 24 Ltd. 144A, (3
	mo. LIBOR USD + 0.900%)
	3.21%, 5/21/27 (a)(b)	520
350,000	Octagon Investment Partners 25 Ltd. 144A, (3
	mo. LIBOR USD + 0.800%)
	3.27%, 10/20/26 (a)(b)	348
450,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 1.600%) 4.12%, 4/30/27 (a)(b)	449
300,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 3.000%) 5.52%, 4/30/27 (a)(b)	299
450,000	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD
	+ 3.000%) 5.52%, 7/30/27 (a)(b)	448
400,000	Planet Fitness Master Issuer LLC 144A,
	4.26%, 9/05/48 (b)	399

Principal or Shares	Security Description	Value (000)

450,000	Prestige Auto Receivables Trust 2016-1 144A,
	5.15%, 11/15/21 (b)	$458
400,000	Progress Residential 2018-SFR3 Trust 144A,
	4.08%, 10/17/35 (b)	398
380,000	Santander Drive Auto Receivables Trust 2017-2,
	3.49%, 7/17/23	378
450,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo.
	LIBOR USD + 0.920%) 3.39%, 10/20/27 (a)(b)	449
594,995	Starwood Waypoint Homes 2017-1 Trust 144A,
	(1 mo. LIBOR USD + 0.950%)
	3.23%, 1/17/35 (a)(b)	594
1,050,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR
	USD + 0.880%) 3.32%, 4/15/28 (a)(b)	1,049
450,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR
	USD + 2.650%) 5.09%, 4/15/28 (a)(b)	442
788,000	Taco Bell Funding LLC 144A,
	3.83%, 5/25/46 (b)	789
720,000	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.160%) 3.63%, 10/20/26 (a)(b)	721
250,000	THL Credit Wind River 2015-2 CLO Ltd. 144A,
	(3 mo. LIBOR USD + 0.870%)
	3.31%, 10/15/27 (a)(b)	250
900,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 0.890%) 3.33%, 4/15/29 (a)(b)	898
370,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR
	USD + 0.880%) 3.32%, 4/15/27 (a)(b)	369
436,500	Wendy’s Funding LLC 144A, 4.08%, 6/15/45 (b)	437
160,000	Westlake Automobile Receivables Trust 2018-1
	144A, 3.41%, 5/15/23 (b)	159
200,000	Westlake Automobile Receivables Trust 2018-2
	144A, 4.00%, 1/16/24 (b)	200
550,000	Westlake Automobile Receivables Trust 2018-3
	144A, 4.00%, 10/16/23 (b)	549
Total Asset Backed (Cost - $36,072)		35,958
Bank Loans(e) (4%)
664,926	1011778 BCULC Term Loan B 1L, (LIBOR USD
	1-Month + 2.250%) 4.55%, 2/17/24	663
148,500	Air Canada Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 4.29%, 10/06/23	149
466,331	Aramark Services Inc. Term Loan B3 1L, (LIBOR
	USD 1-Month + 1.750%) 4.05%, 3/11/25	467
350,000	Berry Global Inc. Term Loan T 1L, (LIBOR USD
	1-Month + 1.750%) 4.03%, 1/06/21	350
345,370	Burlington Coat Factory Warehouse Corp. Term
	Loan B5 1L, (LIBOR USD 1-Month + 2.000%)
	4.29%, 11/17/24	346
421,813	Charter Communications Operating LLC Term
	Loan B 1L, (LIBOR USD 1-Month + 2.000%)
	4.31%, 4/30/25	422
336,809	DaVita HealthCare Partners Inc. Term Loan B
	1L, (LIBOR USD 1-Month + 2.750%)
	5.05%, 6/24/21	338
409,650	Golden Nugget Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.750%) 5.23%, 10/04/23	411
396,947	MGM Growth Properties Operating Partnership
	LP Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 4.30%, 3/25/25	396

Annual Report   51

Principal or Shares	Security Description	Value (000)

225,175	Michaels Stores Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.500%) 4.79%, 1/28/23	$224
289,529	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 4.30%, 2/22/24	290
550,000	United Rentals North America Inc. Term Loan B
	1L, (LIBOR USD 1-Month + 1.750%)
	4.05%, 10/05/25	553
449,793	Vantiv LLC Term Loan B3 1L, (LIBOR USD
	1-Month + 1.750%) 4.03%, 10/14/23	449
205,193	Visteon Corp. Term Loan B 1L, (LIBOR USD
	1-Month + 1.750%) 4.05%, 3/24/24	204
400,000	WMG Acquisition Corp. Term Loan F 1L,
	(LIBOR USD 1-Month + 2.125%)
	4.43%, 11/01/23	399
500,000	Wyndham Hotels & Resorts Inc. Term Loan B
	1L, (LIBOR USD 1-Month + 1.750%)
	4.05%, 5/30/25	501
Total Bank Loans (Cost - $6,158)		6,162
Corporate Bond (22%)
225,000	AbbVie Inc., 3.38%, 11/14/21	224
400,000	ABN AMRO Bank NV 144A,
	2.65%, 1/19/21 (b)	393
400,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	394
200,000	Alcoa Nederland Holding BV 144A,
	6.75%, 9/30/24 (b)	211
300,000	Alimentation Couche-Tard Inc. 144A,
	2.70%, 7/26/22 (b)	288
90,000	Ally Financial Inc., 4.25%, 4/15/21	90
350,000	Ares Capital Corp., 3.50%, 2/10/23	334
290,000	AT&T Inc., 3.20%, 3/01/22	285
350,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%)
	3.51%, 6/12/24 (a)	351
270,000	Athene Global Funding 144A,
	4.00%, 1/25/22 (b)	271
200,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	195
100,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%) 2.37%, 7/21/21 (a)	98
440,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.160%) 3.12%, 1/20/23 (a)	430
150,000	Bank of Scotland PLC, 9.38%, 5/15/21 GBP (c)	225
300,000	Bayer U.S. Finance II LLC 144A,
	3.88%, 12/15/23 (b)	296
200,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	193
350,000	BNZ International Funding Ltd./London 144A,
	2.40%, 2/21/20 (b)	345
300,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%)
	3.53%, 5/22/22 (a)(b)	303
205,000	CDW LLC/CDW Finance Corp.,
	5.50%, 12/01/24	208
185,000	Celgene Corp., 2.75%, 2/15/23	176
76,923	Cenovus Energy Inc., 5.70%, 10/15/19	79
80,000	Centene Corp., 4.75%, 5/15/22	80
320,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital,
	4.50%, 2/01/24	321

Principal or Shares	Security Description	Value (000)

70,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	$72
225,000	Cheniere Energy Partners LP 144A,
	5.63%, 10/01/26 (b)	222
250,000	CIT Group Inc., 4.75%, 2/16/24	247
750,000	Citigroup Inc., 2.70%, 10/27/22	719
350,000	Citigroup Inc., (3 mo. LIBOR USD + 1.100%)
	3.41%, 5/17/24 (a)	352
200,000	Comcast Corp., 3.45%, 10/01/21	200
350,000	Comcast Corp., 3.70%, 4/15/24	349
200,000	Conagra Brands Inc., 3.80%, 10/22/21	200
210,000	Covanta Holding Corp., 5.88%, 3/01/24	210
205,000	Crestwood Midstream Partners LP/Crestwood
	Midstream Finance Corp., 6.25%, 4/01/23	210
205,000	CSC Holdings LLC, 8.63%, 2/15/19	208
490,000	CVS Health Corp., 3.70%, 3/09/23	484
350,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	353
370,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	358
250,000	Dollar Tree Inc., 3.70%, 5/15/23	244
200,000	El Corte Ingles SA 144A, 3.00%, 3/15/24
	EUR (b)(c)	228
210,000	Encompass Health Corp., 5.75%, 11/01/24	210
325,000	Energy Transfer LP, 4.25%, 3/15/23	323
205,000	Energy Transfer Operating LP, 3.60%, 2/01/23	200
250,000	Energy Transfer Operating LP, 4.20%, 9/15/23	249
225,000	EnLink Midstream Partners LP, 4.40%, 4/01/24	217
640,000	EQM Midstream Partners LP, 4.75%, 7/15/23	647
150,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	172
110,000	First Data Corp. 144A, 5.00%, 1/15/24 (b)	109
250,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	253
250,000	FirstEnergy Corp., 2.85%, 7/15/22	241
200,000	Five Corners Funding Trust 144A,
	4.42%, 11/15/23 (b)	204
450,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	444
200,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	188
450,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.235%) 3.55%, 2/15/23 (a)	438
300,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 0.850%) 3.26%, 4/09/21 (a)	300
340,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.310%) 3.70%, 6/30/22 (a)	343
270,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	267
200,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.000%) 3.49%, 7/24/23 (a)	201
581,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	614
220,000	Goodyear Tire & Rubber Co.,
	5.13%, 11/15/23 (f)	216
260,000	Halfmoon Parent Inc. 144A, 3.40%, 9/17/21 (b)	258
185,000	Halfmoon Parent Inc. 144A, 3.75%, 7/15/23 (b)	184
300,000	HCA Healthcare Inc., 6.25%, 2/15/21	312
300,000	Hewlett Packard Enterprise Co.,
	3.60%, 10/15/20	301
220,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A,
	5.00%, 12/01/24 (b)	208
355,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 0.650%) 2.98%, 9/11/21 (a)	356

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

210,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 5.88%, 2/01/22	$211
330,000	ING Groep NV, 4.10%, 10/02/23	328
340,000	International Lease Finance Corp.,
	4.63%, 4/15/21	345
225,000	Iron Mountain Inc., 5.75%, 8/15/24	221
210,000	iStar Inc., 4.63%, 9/15/20	209
135,000	James Hardie International Finance DAC 144A,
	3.63%, 10/01/26 EUR (b)(c)	153
600,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.610%) 3.51%, 6/18/22 (a)	599
250,000	Keurig Dr Pepper Inc. 144A, 4.06%, 5/25/23 (b)	249
280,000	Kinder Morgan Inc./DE 144A,
	5.00%, 2/15/21 (b)	288
315,000	Level 3 Financing Inc., 5.13%, 5/01/23	314
300,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD
	+ 0.810%) 2.91%, 11/07/23 (a)	285
315,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%) 3.19%, 11/28/23 (a)(b)	301
195,000	Microchip Technology Inc. 144A,
	3.92%, 6/01/21 (b)	194
410,000	Mitsubishi UFJ Financial Group Inc.,
	3.00%, 2/22/22	402
450,000	Morgan Stanley, 2.80%, 6/16/20	446
375,000	Morgan Stanley, (3 mo. LIBOR USD + 0.550%)
	2.89%, 2/10/21 (a)	375
350,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%)
	3.40%, 7/22/22 (a)	352
210,000	MPT Operating Partnership LP/MPT Finance
	Corp., 5.50%, 5/01/24	213
210,000	Nabors Industries Inc., 4.63%, 9/15/21	203
300,000	Nordea Bank Abp 144A, 4.88%, 5/13/21 (b)	306
210,000	ONEOK Inc., 4.25%, 2/01/22	212
215,000	Penske Automotive Group Inc.,
	5.38%, 12/01/24	210
300,000	Pertamina Persero PT, 5.25%, 5/23/21 (g)	309
460,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	488
215,000	SBA Communications Corp., 4.00%, 10/01/22	207
310,000	Sinopec Group Overseas Development 2015 Ltd.,
	2.50%, 4/28/20 (g)	305
320,000	Sinopec Group Overseas Development 2017 Ltd.
	144A, 2.25%, 9/13/20 (b)	313
220,000	SM Energy Co., 5.00%, 1/15/24 (f)	211
200,000	SMBC Aviation Capital Finance DAC 144A,
	4.13%, 7/15/23 (b)	199
340,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	328
300,000	Southern Co., 2.75%, 6/15/20	297
310,000	Sunoco LP/Sunoco Finance Corp. 144A,
	4.88%, 1/15/23 (b)	300
100,000	Teva Pharmaceutical Finance IV LLC,
	2.25%, 3/18/20	97
250,000	Teva Pharmaceutical Finance Netherlands II BV,
	3.25%, 4/15/22 EUR (c)	292
200,000	Teva Pharmaceutical Finance Netherlands II BV,
	4.50%, 3/01/25 EUR (c)	239
100,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.70%, 7/19/19	98

Principal or Shares	Security Description	Value (000)

340,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	$317
325,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	287
300,000	T-Mobile USA Inc., 6.50%, 1/15/24	311
215,000	United Continental Holdings Inc.,
	4.25%, 10/01/22 (f)	211
150,000	United Technologies Corp., 3.65%, 8/16/23	149
90,000	Universal Health Services Inc. 144A,
	4.75%, 8/01/22 (b)	90
250,000	Vodafone Group PLC, 3.75%, 1/16/24	245
250,000	Wells Fargo & Co., 2.63%, 7/22/22	240
100,000	YPF SA 144A, 8.88%, 12/19/18 (b)	100
180,000	Zayo Group LLC/Zayo Capital Inc.,
	6.00%, 4/01/23	184
Total Corporate Bond (Cost - $30,558)		30,134
Foreign Government (11%)
600,000	Argentine Republic Government International
	Bond, 6.25%, 4/22/19 (f)	605
550,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	571
300,000	Dominican Republic International Bond,
	7.50%, 5/06/21 (g)	311
300,000	Egypt Government International Bond 144A,
	5.58%, 2/21/23 (b)	287
200,000	Egypt Government International Bond 144A,
	5.75%, 4/29/20 (b)	202
350,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (g)	337
400,000	Georgia Government International Bond,
	6.88%, 4/12/21 (g)	421
300,000	Ghana Government International Bond 144A,
	7.88%, 8/07/23 (b)	307
191,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	196
300,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	324
250,000	Honduras Government International Bond,
	8.75%, 12/16/20 (g)	270
420,000	Hungary Government International Bond,
	6.25%, 1/29/20	435
175,000,000	Japan Treasury Discount Bill, 0.00%, 12/03/18
	JPY (c)(h)	1,551
450,000,000	Japan Treasury Discount Bill, 0.00%, 12/10/18
	JPY (c)(h)	3,989
400,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (b)	403
200,000	Kenya Government International Bond,
	5.88%, 6/24/19 (g)	202
420,000	Mongolia Government International Bond 144A,
	10.88%, 4/06/21 (b)	467
220,000	Nigeria Government International Bond,
	6.75%, 1/28/21 (g)	228
600,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.40%, 3/29/22 (b)	585

Annual Report   53

Principal or Shares	Security Description	Value (000)

200,000	Republic of Armenia International Bond 144A,
	6.00%, 9/30/20 (b)	$203
580,000	Republic of South Africa Government
	International Bond, 5.50%, 3/09/20	587
290,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	310
250,000	Senegal Government International Bond,
	8.75%, 5/13/21 (g)	267
300,000	Serbia International Bond, 4.88%, 2/25/20 (g)	303
500,000	Serbia International Bond 144A,
	5.88%, 12/03/18 (b)	501
350,000	Sri Lanka Government International Bond 144A,
	5.75%, 4/18/23 (b)	315
300,000	Sri Lanka Government International Bond 144A,
	6.25%, 10/04/20 (b)	291
200,000	Sri Lanka Government International Bond 144A,
	6.25%, 7/27/21 (b)	191
500,000	Ukraine Government International Bond,
	7.75%, 9/01/19 (g)	503
300,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	309
280,000	Vietnam Government International Bond,
	6.75%, 1/29/20 (g)	289
Total Foreign Government (Cost - $15,953)		15,760
Mortgage Backed (35%)
656,198	Alternative Loan Trust 2005-56, (1 mo. LIBOR
	USD + 0.730%) 3.01%, 11/25/35 (a)	663
1,843,974	Alternative Loan Trust 2006-25CB,
	6.00%, 10/25/36	1,607
309,989	Alternative Loan Trust 2006-2CB,
	6.00%, 3/25/36	247
217,995	Alternative Loan Trust 2006-45T1,
	6.00%, 2/25/37	162
492,187	Alternative Loan Trust 2006-HY11, (1 mo.
	LIBOR USD + 0.120%) 2.40%, 6/25/36 (a)	463
808,073	Alternative Loan Trust 2007-12T1,
	6.00%, 6/25/37	610
937,664	Alternative Loan Trust 2007-15CB,
	5.75%, 7/25/37	825
591,943	Alternative Loan Trust 2007-6, 5.75%, 4/25/47	511
202,596	American Home Mortgage Investment Trust
	2006-3, (6 mo. LIBOR USD + 1.750%)
	4.35%, 12/25/36 (a)	175
750,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 0.980%) 3.26%, 11/14/35 (a)(b)	750
450,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.400%) 3.68%, 11/14/35 (a)(b)	450
300,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 2.650%) 4.93%, 11/14/35 (a)(b)	300
151,470	Banc of America Funding 2005-H Trust,
	4.34%, 11/20/35 (d)	135
5,153,130	BANK 2018-BNK13, 0.52%, 8/15/61 (d)	185
850,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD
	+ 0.950%) 3.24%, 8/15/35 (a)(b)	854

Principal or Shares	Security Description	Value (000)

200,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD
	+ 1.400%) 3.69%, 8/15/35 (a)(b)	$201
194,526	Bear Stearns ALT-A Trust 2006-6,
	4.50%, 11/25/36 (d)	181
131,576	Bear Stearns ARM Trust 2007-3,
	3.95%, 5/25/47 (d)	119
9,991,121	BENCHMARK 2018-B4, 0.70%, 7/15/51 (d)	379
550,000	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 1.950%) 4.24%, 6/15/35 (a)(b)	554
610,000	Caesars Palace Las Vegas Trust 2017-VICI 144A,
	4.35%, 10/15/34 (b)(d)	598
209,045	CHL Mortgage Pass-Through Trust 2004-29,
	2.61%, 2/25/35 (d)	182
145,151	CHL Mortgage Pass-Through Trust 2006-HYB1,
	3.65%, 3/20/36 (d)	136
225,792	CHL Mortgage Pass-Through Trust 2007-HYB2,
	3.66%, 2/25/47 (d)	203
300,000	Connecticut Avenue Securities Trust 2018-R07
	144A, (1 mo. LIBOR USD + 0.750%)
	3.03%, 4/25/31 (a)(b)	300
403,930	Deutsche Alt-B Securities Mortgage Loan Trust
	Series 2006-AB1, 5.60%, 2/25/36 (d)	389
227,825	Deutsche Alt-B Securities Mortgage Loan Trust
	Series 2006-AB4, 6.00%, 10/25/36 (d)	215
114,048	Deutsche Alt-B Securities Mortgage Loan Trust
	Series 2006-AB4, 6.00%, 10/25/36	108
282,596	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.600%) 2.88%, 7/25/30 (a)	283
286,142	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.650%) 2.93%, 8/25/30 (a)	287
237,645	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.850%) 3.13%, 11/25/29 (a)	238
514,094	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.150%) 3.43%, 9/25/29 (a)	517
511,792	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.300%) 3.58%, 4/25/29 (a)	516
274,289	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.300%) 3.58%, 7/25/29 (a)	276
900,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.150%) 4.43%, 10/25/30 (a)	900
350,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.200%) 4.48%, 8/25/30 (a)	352
610,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.250%) 4.53%, 7/25/30 (a)	616
270,325	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.000%) 6.28%, 5/25/25 (a)	297
350,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%) 6.53%, 1/25/29 (a)	395
229,228	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.550%) 6.83%, 2/25/25 (a)	247
183,172	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.000%) 7.28%, 7/25/25 (a)	206

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

107,116	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.000%) 7.28%, 7/25/25 (a)	$119
369,129	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.700%) 7.98%, 4/25/28 (a)	427
400,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 6.000%) 8.28%, 9/25/28 (a)	468
228,759	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 4.24%, 9/25/36 (d)	213
166,473	First Horizon Alternative Mortgage Securities Trust 2006-FA2, 6.00%, 5/25/36	129
661,350	Flagstar Mortgage Trust 2018-1 144A, 3.50%, 3/25/48 (b)(d)	649
650,000	Freddie Mac Stacr Trust 2018-HQA2, (1 mo. LIBOR USD + 2.300%) 4.59%, 10/25/48 (a)	646
522,223	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.700%) 2.98%, 9/25/30 (a)	523
325,165	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%) 3.03%, 3/25/30 (a)	326
428,547	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.48%, 7/25/29 (a)	432
278,802	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.48%, 8/25/29 (a)	281
460,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.800%) 4.08%, 7/25/30 (a)	453
450,000	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.17%, 8/25/48 (b)(d)	415
294,073	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.17%, 8/25/48 (b)(d)	295
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%) 4.58%, 9/25/30 (a)	601
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.350%) 4.63%, 4/25/30 (a)	409
350,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.500%) 4.78%, 3/25/30 (a)	363
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.88%, 12/25/42 (a)	640
1,000,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.38%, 12/15/34 (b)(d)	984
280,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.38%, 12/15/34 (b)(d)	277
318,349	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.440%) 2.72%, 6/25/45 (a)	309
181,363	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%) 2.63%, 3/25/35 (a)(b)	171

Principal or Shares	Security Description	Value (000)

250,373	GSMPS Mortgage Loan Trust 2005-RP3 144A, (1 mo. LIBOR USD + 0.350%) 2.63%, 9/25/35 (a)(b)	$226
95,303	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%) 3.14%, 8/25/29 (a)	92
421,762	IndyMac INDX Mortgage Loan Trust 2006-AR29, (1 mo. LIBOR USD + 0.250%) 2.53%, 11/25/36 (a)	410
2,042,216	IndyMac INDX Mortgage Loan Trust 2006-AR35, (1 mo. LIBOR USD + 0.180%) 2.46%, 1/25/37 (a)	1,933
300,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.100%) 5.38%, 1/15/33 (a)(b)	302
850,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-BCON 144A, 3.76%, 1/05/31 (b)(d)	812
260,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PHH 144A, (1 mo. LIBOR USD + 0.910%) 3.19%, 6/15/35 (a)(b)	260
260,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PHH 144A, (1 mo. LIBOR USD + 1.160%) 3.44%, 6/15/35 (a)(b)	260
165,461	JP Morgan Mortgage Trust 2006-A3, 3.61%, 5/25/36 (d)	161
145,434	JP Morgan Mortgage Trust 2006-A3, 3.61%, 5/25/36 (d)	141
96,944	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (b)(d)	96
1,113,968	JP Morgan Mortgage Trust 2017-5 144A, 3.17%, 10/26/48 (b)(d)	1,099
370,000	Madison Avenue Trust 2013-650M 144A, 4.03%, 10/12/32 (b)(d)	364
354,067	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%) 4.98%, 8/25/36 (a)	347
2,397,173	Morgan Stanley Capital I Trust 2018-H3, 1.00%, 7/15/51 (d)	144
511,172	New Residential Mortgage Loan Trust 2014-3 144A, 5.67%, 11/25/54 (b)(d)	532
511,774	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%) 3.78%, 6/25/57 (a)(b)	525
668,936	RALI Series 2005-QA4 Trust, 4.29%, 4/25/35 (d)	620
230,207	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	220
646,780	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	603
2,372,864	Residential Asset Securitization Trust 2006-A4IP, 6.62%, 5/25/36 (d)	1,680
552,595	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%) 1.60%, 8/20/56 GBP (a)(b)(c)	706
382,139	Sequoia Mortgage Trust 2007-1, 3.81%, 2/20/47 (d)	358
1,000,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%) 2.88%, 9/25/48 (a)(b)	1,002

Annual Report   55

Principal or Shares	Security Description	Value (000)

350,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%) 4.23%, 9/25/48 (a)(b)	$348
1,775,117	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%) 3.93%, 4/25/43 (a)(b)	1,786
500,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%) 6.03%, 4/25/43 (a)(b)	525
449,916	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%) 14.03%, 4/25/43 (a)(b)	529
1,043,341	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%) 2.49%, 8/25/36 (a)	972
400,000	VMC Finance 2018-FL2 LLC 144A, (1 mo. LIBOR USD + 0.920%) 3.20%, 10/15/35 (a)(b)	400
502,992	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.280%) 2.56%, 11/25/45 (a)	487
59,994	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.290%) 2.57%, 10/25/45 (a)	60
122,610	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.290%) 2.57%, 12/25/45 (a)	122
469,446	WaMu Mortgage Pass-Through Certificates, (1 mo. LIBOR USD + 0.610%) 2.89%, 8/25/45 (a)	424
83,997	WaMu Mortgage Pass-Through Certificates, 3.34%, 6/25/37 (d)	81
754,995	WaMu Mortgage Pass-Through Certificates, 3.74%, 7/25/37 (d)	696
163,364	WaMu Mortgage Pass-Through Certificates, 3.90%, 8/25/46 (d)	156
73,055	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.87%, 9/25/36 (d)	71
159,231	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%) 2.27%, 1/25/47 (a)	157
661,083	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.64%, 2/25/37 (d)	651
1,452,938	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 Trust, (1 mo. LIBOR USD + 1.400%) 3.68%, 7/25/35 (a)	1,362
318,445	Wells Fargo Alternative Loan 2007-PA2 Trust, 6.00%, 6/25/37	322
6,904,651	Wells Fargo Commercial Mortgage Trust 2018-C46, 0.95%, 8/15/51 (d)	436
Total Mortgage Backed (Cost - $47,578)		48,240
U.S. Treasury (1%)
400,000	U.S. Treasury Note, 2.50%, 6/30/20 (i)(j)	398
300,000	U.S. Treasury Note, 2.63%, 8/31/20	298
400,000	U.S. Treasury Note, 2.88%, 10/31/20	400
Total U.S. Treasury (Cost - $1,098)		1,096

Principal or Shares	Security Description	Value (000)

Investment Company (4%)
5,340,123	Payden Cash Reserves Money Market Fund * (Cost - $5,340)	$5,340
Purchased Call Swaptions (0%)
Total Purchased Call Swaptions (Cost - $220)		176
Total Investments, Before Options Written
(Cost - $142,977) (103%)		142,866
Written Swaptions (0%)
Total Written Call Swaptions (Cost - $(187))		(127)
Total Investments (Cost - $142,790) (103%)		142,739
Liabilities in excess of Other Assets (-3%)		(3,484)
Net Assets (100%)		$139,255

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $1,113 and the total market value of the collateral held by the Fund is $1,143. Amount in 000s.

(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)	Yield to maturity at time of purchase.
(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.

56   Payden Mutual Funds

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	$37,200	06/26/2020	$119	Call
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	18,800	09/27/2019	57	Call

Total Swaptions				$176

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	$37,200	06/26/2019	$(75)	Call
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	7,800	09/27/2019	(52)	Call

Total Swaptions				$(127)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
GBP 1,646	USD2,101	State Street Bank & Trust Co.	01/17/2019	$12
JPY 119,500	USD1,055	BNP PARIBAS	12/13/2018	8
USD 7,122	JPY800,200	Barclays Bank PLC	11/08/2018	26
USD 1,066	JPY119,500	BNP PARIBAS	12/13/2018	3
USD 1,055	EUR912	BNP PARIBAS	12/13/2018	18
USD 3,283	EUR2,834	Citibank, N.A.	11/08/2018	71
USD 981	GBP755	HSBC Bank USA, N.A.	11/08/2018	15
USD 299	ZAR4,410	HSBC Bank USA, N.A.	11/13/2018	1
USD 2,106	EUR1,843	State Street Bank & Trust Co.	01/17/2019	3

				157

Liabilities:
EUR 912	USD1,043	BNP PARIBAS	12/13/2018	(6)
JPY 175,000	USD1,553	Barclays Bank PLC	11/08/2018	(1)
ZAR 4,410	USD327	HSBC Bank USA, N.A.	11/13/2018	(29)

				(36)

Net Unrealized Appreciation (Depreciation)				$121

Annual Report   57

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Long Contracts:
U.S. Treasury 5-Year Note Future	11	Dec-18	$1,236	$1	$1

Total Futures					$1

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 31 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2023	$1,900	$111	$115	$(4)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$1,113
of Assets and Liabilities[1]
Non-cash Collateral[2]	(1,113)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

58   Payden Mutual Funds

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Bank Loans	79%
Corporate	15%
Mortgage Backed	3%
Investment Company	2%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,500,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%) 5.30%, 4/19/30 (a)(b)
	(Cost - $1,500)	$1,505
Bank Loans(c) (79%)
Communications (4%)
1,985,000	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 1/31/25	1,967
1,989,987	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%)
	4.31%, 4/30/25	1,992
2,358,978	Zayo Group LLC Term Loan B2 1L, (LIBOR USD 1-Month + 2.250%) 4.55%, 1/19/24	2,365
		6,324
Consumer Cyclical (34%)
1,912,737	1011778 BCULC Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 4.55%, 2/17/24	1,908
1,978,759	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.29%, 10/06/23	1,985
2,000,000	Altra Industrial Motion Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.30%, 10/01/25	2,002
1,865,325	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 4.05%, 3/11/25	1,868
1,945,225	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 1.75%, 6/01/24	1,943
2,650,994	Bausch Health Cos. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.27%, 5/30/25	2,656
2,563,530	BWAY Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.58%, 4/03/24	2,552

Principal or Shares	Security Description	Value (000)

1,985,000	Caesars Resort Collection LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 12/22/24	$1,988
1,980,000	Core & Main LP Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.32%, 8/01/24	1,981
1,431,033	Crown Americas LLC Term B Loan 1L, (LIBOR USD 1-Month + 2.000%) 4.28%, 4/03/25	1,435
2,142,649	Eldorado Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 4.56%, 4/17/24	2,147
1,975,000	Frontier Communications Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 6.06%, 6/15/24	1,918
2,000,000	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 6.03%, 10/22/25	2,000
2,468,354	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.53%, 8/25/22	2,480
1,975,125	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 4.04%, 4/03/25	1,977
1,789,570	Live Nation Entertainment Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 4.06%, 10/27/23	1,795
2,000,000	Marriott Ownership Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 4.55%, 8/29/25	2,010
1,568,325	Michaels Stores Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%) 4.79%, 1/28/23	1,561
890,616	NPC International Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 5.80%, 4/20/24	895
2,000,000	Numericable U.S. LLC Term Loan B13 1L, (LIBOR USD 1-Month + 4.000%) 6.28%, 1/31/26	1,964
993,259	Party City Holdings Inc. Term Loan, (LIBOR USD 1-Month + 2.750%) 5.06%, 8/19/22	998

Annual Report   59

Principal or Shares	Security Description	Value (000)

1,537,727	Pearl Intermediate Parent LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 5.03%, 2/14/25	$1,518
346,397	Pearl Intermediate Parent LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 5.04%, 2/14/25	343
1,442,688	PQ Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%) 5.03%, 2/08/25	1,443
2,264,156	Reynolds Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 2/05/23	2,269
1,492,481	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.30%, 2/22/24	1,494
1,240,641	Scientific Games International Inc. Term Loan B5 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 8/14/24	1,230
560,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%) 9.30%, 2/01/26	566
1,691,500	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.55%, 2/01/25	1,696
1,166,667	Visteon Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 4.05%, 3/24/24	1,160
992,500	Wink Holdco Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.30%, 12/01/24	991
		52,773
Consumer Non-Cyclical (18%)
994,962	Ashland LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 4.04%, 5/25/24	999
1,990,000	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 4.53%, 1/02/25	1,975
1,906,111	Berry Global Inc. Term Loan T 1L, (LIBOR USD 1-Month + 1.750%) 4.03%, 1/06/21	1,904
1,791,068	Burlington Coat Factory Warehouse Corp. Term Loan B5 1L, (LIBOR USD 1-Month + 2.000%) 4.29%, 11/17/24	1,796
1,828,125	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 3/01/24	1,828
520,862	CHS/Community Health Systems Inc. Term Loan H 1L, (LIBOR USD 1-Month + 3.250%) 5.56%, 1/27/21	511
932,395	DaVita HealthCare Partners Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 6/24/21	935
1,659,347	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.417%) 2.75%, 4/06/24	1,657
1,246,875	Flex Acquisition Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.51%, 6/22/25	1,250

Principal or Shares	Security Description	Value (000)

1,987,602	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%) 4.80%, 8/16/23	$1,959
548,625	HUB International Ltd. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.49%, 4/25/25	548
278,894	MEG Energy Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 5.81%, 12/31/23	280
809,798	MPH Acquisition Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.14%, 6/07/23	809
2,444,155	Nexeo Solutions LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.66%, 6/09/23	2,461
1,190,455	Post Holdings Inc. Term Loan A 1L, (LIBOR USD 1-Month + 2.000%) 4.29%, 5/24/24	1,190
2,028,585	Sterigenics-Nordion Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.30%, 5/15/22	2,033
2,443,750	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.30%, 6/27/23	2,443
1,623,683	Western Digital Corp. Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%) 4.04%, 4/29/23	1,617
2,000,000	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 4.05%, 5/30/25	2,002
		28,197
Energy (2%)
1,821,341	Albertson’s LLC Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 5.05%, 8/25/21	1,821
981,000	Talen Energy Supply LLC Term Loan B2 1L, (LIBOR USD 1-Month + 4.000%) 6.30%, 4/13/24	985
		2,806
Financial Services (11%)
500,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%) 8.80%, 8/04/25	514
850,704	Asurion LLC Term Loan B4 1L, (LIBOR USD 1-Month + 3.000%) 5.30%, 8/04/22	853
1,825,000	Coral U.S. Co-Borrower LLC Term Loan B4 L1, (LIBOR USD 1-Month + 3.250%) 5.55%, 1/31/26	1,827
1,086,250	Everi Payments Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 5.30%, 5/09/24	1,091
1,945,777	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.23%, 10/04/23	1,950
1,421,577	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%) 1.75%, 10/25/23	1,425
2,481,250	Ineos U.S. Finance LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.30%, 3/31/24	2,481
1,492,500	Iron Mountain Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 4.05%, 1/02/26	1,474
895,500	K-Mac Holdings Corp. Term Loan B 1L, (LIBOR USD 3-Month + 3.250%) 5.53%, 3/16/25	897

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

350,000	K-Mac Holdings Corp. Term Loan B 2L, (LIBOR USD 3-Month + 6.750%) 9.03%, 3/16/26	$353
2,065,237	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.30%, 3/25/25	2,062
1,496,250	Stars Group Holdings BV Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 5.89%, 7/10/25	1,505
707,121	VFH Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.09%, 12/30/21	710
		17,142
Technology (10%)
1,931,005	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%) 4.06%, 8/17/23	1,937
1,985,000	Churchill Downs Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.31%, 12/27/24	1,991
1,492,500	CSC Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%) 4.78%, 1/25/26	1,494
1,709,385	Dell International LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.31%, 9/07/23	1,709
1,500,000	First Data Corp. Term Loan 1L, (LIBOR USD 1-Month + 2.000%) 4.29%, 4/26/24	1,494
1,891,912	Infor (U.S.) Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%) 5.14%, 2/01/22	1,887
1,473,750	RP Crown Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 10/12/23	1,473
1,219,845	Vantiv LLC Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 4.03%, 10/14/23	1,219
1,850,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%) 4.43%, 11/01/23	1,846
		15,050
Total Bank Loans (Cost - $122,166)		122,292
Corporate Bond (14%)
1,000,000	Ally Financial Inc., 3.25%, 11/05/18	1,000
1,010,486	American Airlines 2013-2 Class B Pass-Through Trust 144A, 5.60%, 7/15/20 (b)	1,027
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 3.387%) 5.13%, 12/29/49 (a)(d)	1,498
1,540,000	California Resources Corp., 5.00%, 1/15/20	1,455
307,692	Cenovus Energy Inc., 5.70%, 10/15/19	314
1,000,000	CSC Holdings LLC, 6.75%, 11/15/21	1,050
800,000	DISH DBS Corp., 6.75%, 6/01/21	810
800,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (b)	784
1,000,000	HCA Healthcare Inc., 6.25%, 2/15/21	1,041
1,000,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	1,011
1,000,000	ING Bank NV 144A, 2.50%, 10/01/19 (b)	995
1,000,000	MGM Resorts International, 6.63%, 12/15/21	1,050
500,000	NagaCorp Ltd. 144A, 9.38%, 5/21/21 (b)	517
1,000,000	Navient Corp., 5.00%, 10/26/20	1,008
1,000,000	Realogy Group LLC/Realogy Co-Issuer Corp. 144A, 5.25%, 12/01/21 (b)	984

Principal or Shares	Security Description	Value (000)

1,000,000	SBA Communications Corp., 4.88%, 7/15/22	$994
925,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	914
900,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	871
1,000,000	Springleaf Finance Corp., 6.00%, 6/01/20	1,025
1,000,000	Sprint Corp., 7.25%, 9/15/21	1,047
1,000,000	Tenet Healthcare Corp., 8.13%, 4/01/22	1,045
1,000,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	971
1,000,000	Whiting Petroleum Corp., 5.75%, 3/15/21	1,010
Total Corporate Bond (Cost - $22,683)		22,421
Mortgage Backed (3%)
819,619	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%) 14.03%, 10/25/28 (a)	1,165
798,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%) 14.53%, 9/25/28 (a)	1,171
675,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 3.600%) 5.88%, 4/25/24 (a)	745
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.88%, 12/25/42 (a)	320
665,616	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%) 12.78%, 5/25/28 (a)	899
699,870	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%) 14.03%, 4/25/43 (a)(b)	823
Total Mortgage Backed (Cost - $4,182)		5,123
Preferred Stock (0%)
390	Wells Fargo & Co., 7.50%
	(Cost - $502)	496
Investment Company (2%)
3,452,214	Payden Cash Reserves Money Market Fund *
	(Cost - $3,452)	3,452
Total Investments (Cost - $154,485) (99%)		155,289
Other Assets, net of Liabilities (1%)		1,015
Net Assets (100%)		$156,304

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Perpetual security with no stated maturity date.

See notes to financial statements.

Annual Report   61

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Energy	19%
Communications	15%
Consumer Cyclical	13%
Financial	12%
Consumer Non-Cyclical	12%
Other	29%

This information is not part of the audited financial statements.	Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (2%)
1,350,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%) 8.80%, 8/04/25	$1,388
1,791,000	CSC Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%) 4.78%, 1/25/26	1,792
2,050,000	GOBP Holdings Inc. Term Loan 2L, 9.53%, 10/22/26	2,055
1,200,000	K-Mac Holdings Corp. Term Loan B 2L, (LIBOR USD 3-Month + 6.750%) 9.03%, 3/16/26	1,211
2,075,932	Pearl Intermediate Parent LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 5.03%, 2/14/25	2,050
467,635	Pearl Intermediate Parent LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 5.04%, 2/14/25	462
1,915,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%) 9.30%, 2/01/26	1,935
Total Bank Loans (Cost - $10,844)		10,893
Corporate Bond (90%)
Basic Industry (5%)
2,500,000	Alpha 2 BV 144A, 8.75%, 6/01/23 (b)	2,503
2,328,000	Ashland LLC, 6.88%, 5/15/43	2,369
1,600,000	Cleveland-Cliffs Inc., 5.75%, 3/01/25	1,518
1,350,000	Coeur Mining Inc., 5.88%, 6/01/24	1,288
1,250,000	First Quantum Minerals Ltd. 144A, 6.88%, 3/01/26 (b)	1,086
1,100,000	First Quantum Minerals Ltd. 144A, 7.25%, 5/15/22 (b)	1,055
3,975,000	Freeport-McMoRan Inc., 3.55%, 3/01/22	3,771
1,800,000	Hudbay Minerals Inc. 144A, 7.63%, 1/15/25 (b)	1,818
1,350,000	IAMGOLD Corp. 144A, 7.00%, 4/15/25 (b)	1,345
1,500,000	NOVA Chemicals Corp. 144A, 5.00%, 5/01/25 (b)	1,376
1,500,000	OCI NV 144A, 6.63%, 4/15/23 (b)	1,543

Principal or Shares	Security Description	Value (000)

1,400,000	Teck Resources Ltd., 5.20%, 3/01/42	$1,249
2,000,000	Trinseo Materials Operating SCA/Trinseo Materials Finance Inc. 144A, 5.38%, 9/01/25 (b)	1,859
		22,780
Communications (16%)
1,150,000	Altice Finco SA 144A, 8.13%, 1/15/24 (b)(c)	1,136
1,000,000	Altice France SA, 5.88%, 2/01/27 EUR (d)(e)	1,170
1,600,000	Altice France SA 144A, 6.25%, 5/15/24 (b)	1,540
2,750,000	Altice France SA 144A, 7.38%, 5/01/26 (b)	2,643
2,200,000	Altice Luxembourg SA 144A, 7.63%, 2/15/25 (b)(c)	1,884
1,000,000	Altice Luxembourg SA 144A, 7.75%, 5/15/22 (b)	935
2,600,000	Anixter Inc. 144A, 6.00%, 12/01/25 (b)	2,613
1,825,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (b)	1,747
3,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.13%, 5/01/27 (b)	2,831
5,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 5/01/25 (b)	4,906
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,665
1,000,000	CenturyLink Inc., 7.50%, 4/01/24 (c)	1,052
3,200,000	CommScope Technologies LLC 144A, 6.00%, 6/15/25 (b)	3,128
2,200,000	CSC Holdings LLC 144A, 10.88%, 10/15/25 (b)	2,544
2,000,000	DISH DBS Corp., 5.88%, 7/15/22	1,898
2,000,000	Frontier Communications Corp., 7.63%, 4/15/24	1,210
750,000	Frontier Communications Corp. 144A, 8.50%, 4/01/26 (b)	699
2,050,000	Frontier Communications Corp., 10.50%, 9/15/22	1,717
2,300,000	Level 3 Financing Inc., 5.63%, 2/01/23	2,314
2,250,000	Millicom International Cellular SA 144A, 6.63%, 10/15/26 (b)	2,275
1,000,000	Netflix Inc. 144A, 4.63%, 5/15/29 EUR (b)(e)	1,138

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,000,000	Nexstar Broadcasting Inc. 144A, 5.63%, 8/01/24 (b)	$1,915
1,500,000	Qualitytech LP/QTS Finance Corp. 144A, 4.75%, 11/15/25 (b)	1,406
2,700,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	2,551
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,213
1,000,000	Sprint Capital Corp., 6.90%, 5/01/19	1,016
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,226
3,500,000	Sprint Corp., 7.88%, 9/15/23	3,745
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,024
4,000,000	T-Mobile USA Inc., 6.50%, 1/15/26	4,220
2,390,000	Tribune Media Co., 5.88%, 7/15/22	2,432
2,400,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (b)	2,235
1,000,000	Virgin Media Finance PLC, 4.50%, 1/15/25 EUR (d)(e)	1,150
2,700,000	Zayo Group LLC/Zayo Capital Inc. 144A, 5.75%, 1/15/27 (b)	2,653
		71,831
Consumer Cyclical (13%)
1,500,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,410
1,400,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (b)	1,290
3,433,253	American Airlines 2013-1 Class B Pass-Through Trust 144A, 5.63%, 1/15/21 (b)	3,506
800,000	Aramark Services Inc. 144A, 5.00%, 2/01/28 (b)	761
1,670,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (b)	1,524
3,500,000	Beacon Roofing Supply Inc. 144A, 4.88%, 11/01/25 (b)	3,154
1,500,000	Boyd Gaming Corp., 6.00%, 8/15/26	1,455
2,900,000	Boyne USA Inc. 144A, 7.25%, 5/01/25 (b)	3,038
2,600,000	Carrols Restaurant Group Inc., 8.00%, 5/01/22	2,704
2,000,000	Centene Corp., 4.75%, 1/15/25	1,980
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	1,372
750,000	El Corte Ingles SA 144A, 3.00%, 3/15/24 EUR (b)(e)	856
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (d)(e)	1,126
1,000,000	International Game Technology PLC, 3.50%, 7/15/24 EUR (d)(e)	1,137
2,000,000	Lennar Corp., 4.75%, 11/29/27	1,878
1,500,000	LGI Homes Inc. 144A, 6.88%, 7/15/26 (b)	1,432
2,900,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	2,740
2,800,000	Live Nation Entertainment Inc. 144A, 4.88%, 11/01/24 (b)	2,688
1,000,000	LKQ European Holdings BV, 4.13%, 4/01/28 EUR (d)(e)	1,107
2,200,000	Marriott Ownership Resorts Inc./ILG LLC 144A, 6.50%, 9/15/26 (b)	2,228
1,550,000	Melco Resorts Finance Ltd. 144A, 4.88%, 6/06/25 (b)	1,425
2,700,000	Meritage Homes Corp., 5.13%, 6/06/27	2,383
1,675,000	Merlin Entertainments PLC 144A, 5.75%, 6/15/26 (b)	1,679
1,500,000	NagaCorp Ltd. 144A, 9.38%, 5/21/21 (b)	1,553
1,500,000	Penske Automotive Group Inc., 5.50%, 5/15/26	1,432

Principal or Shares	Security Description	Value (000)

1,600,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)	$1,367
2,000,000	Sabre GLBL Inc. 144A, 5.25%, 11/15/23 (b)	1,985
1,850,000	Scientific Games International Inc., 6.63%, 5/15/21	1,799
3,000,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (b)	2,932
3,025,000	United Continental Holdings Inc., 5.00%, 2/01/24 (c)	2,976
2,200,000	Wyndham Hotels & Resorts Inc. 144A, 5.38%, 4/15/26 (b)	2,145
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,020
		61,082
Consumer Non-Cyclical (12%)
2,000,000	Albertsons Companies LLC/Safeway Inc./New Albertsons LP/Albertson’s LLC, 5.75%, 3/15/25	1,770
2,350,000	Ashtead Capital Inc. 144A, 5.25%, 8/01/26 (b)	2,319
1,750,000	B&G Foods Inc., 5.25%, 4/01/25	1,673
2,800,000	Bausch Health Cos. Inc., 4.50%, 5/15/23 EUR (d)(e)	3,078
3,450,000	Bausch Health Cos. Inc. 144A, 5.50%, 3/01/23 (b)	3,282
1,000,000	Bausch Health Cos. Inc. 144A, 8.50%, 1/31/27 (b)	1,020
1,000,000	Bausch Health Cos. Inc. 144A, 9.00%, 12/15/25 (b)	1,046
1,350,000	Bausch Health Cos. Inc. 144A, 9.25%, 4/01/26 (b)	1,419
660,000	Centene Corp. 144A, 5.38%, 6/01/26 (b)	672
2,100,000	CHS/Community Health Systems Inc., 6.25%, 3/31/23	1,939
1,500,000	Cimpress NV 144A, 7.00%, 6/15/26 (b)	1,506
4,600,000	HCA Inc., 5.00%, 3/15/24	4,666
3,250,000	HCA Inc., 5.38%, 2/01/25	3,278
1,000,000	HCA Inc., 5.38%, 9/01/26	995
900,000	Hertz Corp., 5.88%, 10/15/20	885
2,000,000	Hill-Rom Holdings Inc. 144A, 5.00%, 2/15/25 (b)	1,940
2,750,000	Land O’ Lakes Inc. 144A, 7.25%, (b)(f)	2,860
1,500,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC 144A, 5.63%, 10/15/23 (b)(c)	1,294
850,000	Refinitiv US. Holdings Inc. 144A, 6.25%, 5/15/26 (b)	847
850,000	Refinitiv US. Holdings Inc. 144A, 8.25%, 11/15/26 (b)	829
1,500,000	ServiceMaster Co. LLC 144A, 5.13%, 11/15/24 (b)	1,447
2,100,000	Tenet Healthcare Corp., 4.63%, 7/15/24	2,029
3,000,000	Tenet Healthcare Corp., 6.75%, 6/15/23	2,993
1,000,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24 EUR (e)	996
2,148,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	2,005
2,000,000	U.S. Foods Inc. 144A, 5.88%, 6/15/24 (b)	1,990
1,250,000	United Rentals North America Inc., 4.88%, 1/15/28	1,129

Annual Report   63

Principal or Shares	Security Description	Value (000)

2,000,000	United Rentals North America Inc., 5.88%, 9/15/26	$1,968
2,225,000	Universal Health Services Inc. 144A, 5.00%, 6/01/26 (b)	2,214
1,500,000	WellCare Health Plans Inc. 144A, 5.38%, 8/15/26 (b)	1,500
		55,589
Energy (19%)
1,800,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.50%, 5/20/25	1,692
1,850,000	California Resources Corp., 5.00%, 1/15/20	1,748
900,000	California Resources Corp., 5.50%, 9/15/21	805
2,000,000	California Resources Corp. 144A, 8.00%, 12/15/22 (b)	1,785
1,150,000	Calpine Corp. 144A, 5.25%, 6/01/26 (b)	1,061
1,400,000	Calpine Corp., 5.50%, 2/01/24	1,276
3,000,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	3,098
2,750,000	Cheniere Energy Partners LP 144A, 5.63%, 10/01/26 (b)	2,716
1,200,000	Chesapeake Energy Corp., 7.00%, 10/01/24	1,176
2,400,000	Chesapeake Energy Corp., 8.00%, 1/15/25 (c)	2,436
2,800,000	Comstock Escrow Corp. 144A, 9.75%, 8/15/26 (b)	2,709
2,450,000	Covey Park Energy LLC/Covey Park Finance Corp. 144A, 7.50%, 5/15/25 (b)	2,419
3,000,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 4/01/25	3,008
1,700,000	Diamond Offshore Drilling Inc., 7.88%, 8/15/25	1,679
2,500,000	Diamondback Energy Inc. 144A, 4.75%, 11/01/24 (b)	2,438
2,850,000	Energy Transfer LP, 4.25%, 3/15/23	2,829
2,750,000	Energy Transfer Operating LP, (3 mo. LIBOR USD + 4.028%) 6.25%, (f)(g)	2,576
3,200,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%) 6.00%, (f)(g)	2,797
1,000,000	Ensco PLC, 4.50%, 10/01/24	816
2,750,000	Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21	2,836
1,000,000	Extraction Oil & Gas Inc. 144A, 5.63%, 2/01/26 (b)	850
2,000,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (b)	1,997
1,500,000	Gulfport Energy Corp., 6.38%, 1/15/26	1,402
2,155,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 5.75%, 10/01/25 (b)	2,107
1,750,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 6.25%, 11/01/28 (b)	1,687
1,000,000	Murphy Oil Corp., 6.88%, 8/15/24	1,041
2,600,000	Nabors Industries Inc., 5.75%, 2/01/25	2,406
1,400,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23	1,381
1,500,000	Noble Holding International Ltd., 7.95%, 4/01/25 (c)	1,371
1,800,000	Parsley Energy LLC/Parsley Finance Corp. 144A, 5.63%, 10/15/27 (b)	1,779
1,550,000	PDC Energy Inc., 5.75%, 5/15/26	1,428

Principal or Shares	Security Description	Value (000)

1,000,000	SemGroup Corp., 6.38%, 3/15/25	$972
1,000,000	SemGroup Corp., 7.25%, 3/15/26	981
1,150,000	SM Energy Co., 6.63%, 1/15/27	1,161
1,050,000	Southwestern Energy Co., 4.10%, 3/15/22	1,039
2,800,000	Sunoco LP/Sunoco Finance Corp. 144A, 5.88%, 3/15/28 (b)	2,618
1,105,000	Talen Energy Supply LLC 144A, 9.50%, 7/15/22 (b)	1,127
2,400,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp. 144A, 5.88%, 4/15/26 (b)	2,424
3,250,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (b)	2,917
2,600,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	2,450
1,500,000	Transocean Guardian Ltd. 144A, 5.88%, 1/15/24 (b)	1,491
1,750,000	Transocean Inc. 144A, 9.00%, 7/15/23 (b)	1,840
1,300,000	Vistra Energy Corp., 7.38%, 11/01/22	1,352
1,450,000	Whiting Petroleum Corp., 6.63%, 1/15/26	1,452
1,600,000	WildHorse Resource Development Corp., 6.88%, 2/01/25	1,600
2,530,000	WPX Energy Inc., 5.75%, 6/01/26	2,530
462,000	WPX Energy Inc., 6.00%, 1/15/22	475
		85,778
Financial (13%)
4,800,000	Ally Financial Inc., 4.13%, 2/13/22	4,740
2,000,000	AmWINS Group Inc. 144A, 7.75%, 7/01/26 (b)	2,060
1,450,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%) 7.00%, 3/27/48 (g)	1,457
2,750,000	Banco Mercantil del Norte SA/Grand Cayman 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.447%) 5.75%, 10/04/31 (b)(g)	2,527
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 2.931%) 5.88%, (f)(g)	1,457
700,000	CIT Group Inc., 5.25%, 3/07/25	706
3,000,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%) 5.95%, (f)(g)	3,008
3,000,000	Dana Financing Luxembourg Sarl 144A, 6.50%, 6/01/26 (b)	2,977
1,000,000	Equinix Inc., 2.88%, 10/01/25 EUR (e)	1,113
2,400,000	Fidelity & Guaranty Life Holdings Inc. 144A, 5.50%, 5/01/25 (b)	2,391
2,725,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%) 5.75%, (f)(g)	2,461
1,500,000	GLP Capital LP/GLP Financing II Inc., 5.75%, 6/01/28	1,522
2,500,000	goeasy Ltd. 144A, 7.88%, 11/01/22 (b)	2,581
2,050,000	HUB International Ltd. 144A, 7.00%, 5/01/26 (b)	2,006
1,200,000	Huntington Bancshares Inc./OH, (3 mo. LIBOR USD + 2.880%) 5.70%, (f)(g)	1,178
1,500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%, 2/01/24	1,513
2,000,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	1,805

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,350,000	iStar Inc., 5.25%, 9/15/22	$2,279
1,500,000	Lloyds Banking Group PLC, (5 yr. Swap Semi 30/360 USD4.496%) 7.50%, (f)(g)	1,511
2,000,000	MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 3/24/25 EUR (e)	2,319
4,000,000	Navient Corp., 5.00%, 10/26/20	4,032
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (b)	1,999
2,000,000	Realogy Group LLC/Realogy Co-Issuer Corp. 144A, 4.88%, 6/01/23 (b)	1,820
2,700,000	SLM Corp., 5.13%, 4/05/22	2,693
2,200,000	Springleaf Finance Corp., 6.13%, 5/15/22	2,222
1,000,000	Springleaf Finance Corp., 7.13%, 3/15/26	949
1,500,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A, 6.75%, 6/15/22 (b)	1,534
		56,860
Industrial (8%)
4,137,083	ARD Securities Finance SARL 144A, 8.75%, 1/31/23 (b)	3,992
2,000,000	Avolon Holdings Funding Ltd. 144A, 5.50%, 1/15/23 (b)	1,995
2,900,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,864
2,350,000	Bombardier Inc. 144A, 7.50%, 12/01/24 (b)	2,394
1,000,000	BWAY Holding Co., 4.75%, 4/15/24 EUR (d)(e)	1,144
3,400,000	BWAY Holding Co. 144A, 7.25%, 4/15/25 (b)	3,238
2,150,000	BWX Technologies Inc. 144A, 5.38%, 7/15/26 (b)	2,161
1,000,000	Covanta Holding Corp., 5.88%, 7/01/25	972
2,000,000	Covanta Holding Corp., 6.00%, 1/01/27	1,935
1,000,000	Crown European Holdings SA, 2.88%, 2/01/26 EUR (d)(e)	1,111
750,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26 EUR (b)(e)	849
1,600,000	James Hardie International Finance DAC 144A, 5.00%, 1/15/28 (b)	1,458
1,500,000	Mueller Water Products Inc. 144A, 5.50%, 6/15/26 (b)	1,489
1,200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	1,134
1,400,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 7.00%, 7/15/24 (b)	1,404
2,000,000	Standard Industries Inc./NJ 144A, 4.75%, 1/15/28 (b)	1,795
2,800,000	TTM Technologies Inc. 144A, 5.63%, 10/01/25 (b)	2,737
3,100,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	3,187
		35,859
Technology (3%)
2,500,000	ACI Worldwide Inc. 144A, 5.75%, 8/15/26 (b)	2,509
1,500,000	Change Healthcare Holdings LLC/Change Healthcare Finance Inc. 144A, 5.75%, 3/01/25 (b)	1,472
1,350,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (b)	1,573
2,500,000	Everi Payments Inc. 144A, 7.50%, 12/15/25 (b)	2,494
2,000,000	First Data Corp. 144A, 5.00%, 1/15/24 (b)	1,982

Principal or Shares	Security Description	Value (000)

1,800,000	NXP BV/NXP Funding LLC 144A, 3.88%, 9/01/22 (b)	$1,744
		11,774
Utility (1%)
1,200,000	AES Corp./VA, 4.50%, 3/15/23	1,185
500,000	NextEra Energy Operating Partners LP 144A, 4.50%, 9/15/27 (b)	463
1,250,000	NRG Energy Inc., 5.75%, 1/15/28	1,249
1,250,000	Vistra Operations Co. LLC 144A, 5.50%, 9/01/26 (b)	1,233
		4,130
Total Corporate Bond (Cost - $416,978)		405,683
Mortgage Backed (2%)
1,998,674	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%) 12.53%, 1/25/29 (g)	2,645
1,995,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%) 14.53%, 9/25/28 (g)	2,928
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.88%, 12/25/42 (g)	960
1,247,976	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%) 13.53%, 10/25/29 (g)	1,447
1,899,646	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%) 14.03%, 4/25/43 (b)(g)	2,234
Total Mortgage Backed (Cost - $8,041)		10,214
U.S. Government Agency (0%)
2,000,000	Farm Credit Bank of Texas 144A, 6.20%, (b)(f)(g) (Cost - $2,000)	2,005
Exchange Traded Fund (1%)
63,600	SPDR S&P Oil & Gas Exploration & Production ETF (c) (Cost - $2,309)	2,294
Stocks (1%)
Master Limited Partnership (0%)
35,200	Enterprise Products Partners LP	944
17,000	Magellan Midstream Partners LP	1,049
		1,993
Preferred Stock (1%)
79,400	Morgan Stanley, 5.85%	2,001
1,170	Wells Fargo & Co., 7.50%	1,488
		3,489
Total Stocks (Cost - $5,655)		5,482
Investment Company (7%)
29,111,388	Payden Cash Reserves Money Market Fund * (Cost - $29,111)	29,111
Total Investments (Cost - $474,938) (103%)		465,682
Liabilities in excess of Other Assets (-3%)		(15,743)
Net Assets (100%)		$449,939

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Annual Report   65

(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $11,949 and the total market value of the collateral held by the Fund is $12,248. Amounts in 000s.

(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Principal in foreign currency.
(f)	Perpetual security with no stated maturity date.
(g)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 18,718	EUR 16,396	Citibank, N.A.	11/08/2018	$135
USD 847	ZAR 12,480	HSBC Bank USA, N.A.	11/13/2018	2

				137

Liabilities:
ZAR 12,480	USD 926	HSBC Bank USA, N.A.	11/13/2018	(81)

				(81)

Net Unrealized Appreciation (Depreciation)				$56

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Pay Variable Monthly, 1-Month USD LIBOR, Receive Fixed 3.013%	10/29/2023	$14,240	$(13)	$—	$(13)
Semi-Annually
Receive Variable Monthly, 1-Month EURIBOR, Pay Fixed 0.2405%	10/29/2023	11,610	(16)	—	(16)
Semi-Annually

			$(29)	$—	$(29)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements	$ 11,949
of Assets and Liabilities[1]
Non-cash Collateral[2]	(11,949)

Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

66   Payden Mutual Funds

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Portfolio Composition - percent of investments
General Obligation	50%
Healthcare	14%
Industrial Development/Pollution
Control	10%
Education	10%
Transportation	7%
Other	9%
		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
General Obligation (51%)
645,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 9/02/26	$726
455,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 9/02/28 AGM (a)	531
100,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/28 BAM (a)	113
250,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/32 BAM (a)	279
300,000	Anaheim Public Financing Authority,
	5.00%, 5/01/34	333
1,000,000	Azusa Unified School District, 5.00%, 8/01/42	1,080
800,000	Beaumont Public Improvement Authority,
	5.00%, 9/01/43 AGM (a)	896
200,000	Brea Community Benefit Financing Authority,
	5.00%, 7/01/29	225
250,000	California Infrastructure & Economic
	Development Bank, 1.99%, 8/01/47 (b)	250
500,000	California Infrastructure & Economic
	Development Bank, 2.27%, 12/01/50 (b)	504
500,000	California State, 5.00%, 10/01/26	569
480,000	California State, 5.25%, 10/01/21	495
385,000	California State Public Works Board,
	5.25%, 10/01/33	433
100,000	City & County of San Francisco CA,
	5.00%, 4/01/22	101
260,000	City of Irvine CA, 5.00%, 9/02/22	283
750,000	Compton Community College District,
	4.00%, 8/01/43 BAM (a)	742
500,000	Contra Costa Transportation Authority,
	1.86%, 3/01/34 (b)	500
250,000	County of Riverside CA, 4.00%, 6/28/19	254
400,000	County of Sacramento CA, 5.75%, 2/01/30	418
400,000	Hesperia Community Redevelopment Agency
	Successor Agency, 3.00%, 9/01/20 AGM (a)	398
285,000	Inglewood Public Financing Authority,
	4.25%, 8/01/21	300

Principal or Shares	Security Description	Value (000)

250,000	Inglewood Redevelopment Agency Successor
	Agency, 5.00%, 5/01/31 BAM (a)	$284
160,000	Inglewood Redevelopment Agency Successor
	Agency, 5.00%, 5/01/34 BAM (a)	179
500,000	Lancaster Redevelopment Agency Successor
	Agency, 5.00%, 8/01/30 AGM (a)	567
1,370,000	Los Angeles County Facilities Inc.,
	4.00%, 12/01/48	1,343
250,000	Los Angeles County Public Works Financing
	Authority, 5.00%, 12/01/31	285
350,000	Los Angeles County Redevelopment Authority,
	5.25%, 12/01/26 AGM (a)	408
725,000	Midpeninsula Regional Open Space District,
	4.00%, 9/01/43	743
100,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 5/01/30	113
490,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 11/01/31	562
500,000	Napa Valley Community College District,
	0.00%, 8/01/23	492
310,000	Natomas Unified School District,
	5.00%, 9/01/25 BAM (a)	348
1,000,000	Nuveen, CA Free Quality Municipal Income
	Fund, AMT 144A, 1.91%, 10/01/47 (b)(c)	1,000
250,000	Oakland Redevelopment Agency Successor
	Agency, 5.00%, 9/01/35 AGM (a)	280
500,000	Oxnard Financing Authority, 5.00%, 6/01/33
	BAM (a)	564
250,000	Palm Springs Financing Authority,
	5.00%, 6/01/24	276
250,000	Pomona Redevelopment Agency Successor
	Agency, 3.28%, 2/01/20	250
270,000	Rancho Mirage Redevelopment Agency Successor
	Agency, 5.00%, 4/01/24 BAM (a)	307
325,000	Riverside County Public Financing Authority,
	5.00%, 9/01/22 AGM (a)	359

Annual Report   67

Principal or Shares	Security Description	Value (000)

285,000	Riverside County Redevelopment Successor
	Agency, 5.00%, 10/01/30 AGM (a)	$317
300,000	Riverside Unified School District Financing
	Authority, 5.00%, 9/01/21 BAM (a)	323
300,000	Sacramento Redevelopment Agency Successor
	Agency, 5.00%, 12/01/23 BAM (a)	338
350,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/30	398
340,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/31	386
550,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/32	622
500,000	San Diego Regional Building Authority,
	5.00%, 10/15/35	563
120,000	San Jose Financing Authority, 5.00%, 6/01/28	134
250,000	San Mateo Joint Powers Financing Authority,
	5.00%, 6/15/30	281
815,000	Santa Monica Public Financing Authority,
	4.00%, 7/01/38	845
200,000	Simi Valley Public Financing Authority,
	5.00%, 10/01/29	227
550,000	South Orange County Public Financing
	Authority, 5.00%, 4/01/34	624
500,000	State of California, 1.99%, 12/01/27 (b)	500
500,000	State of California, 2.04%, 12/01/29 (b)	501
640,000	State of California, 2.76%, 5/01/20 (b)	651
250,000	State of California, 5.00%, 2/01/25	278
390,000	State of California, 5.00%, 9/01/27	453
100,000	State of California, 5.00%, 8/01/30	112
550,000	State of California, 6.51%, 4/01/39	594
1,000,000	State of California, 7.95%, 3/01/36	1,061
800,000	Temecula Redevelopment Agency Successor
	Agency, 5.00%, 12/15/37 AGM (a)	888
325,000	Tustin Community Facilities District,
	5.00%, 9/01/22	352
350,000	Union City Community Redevelopment Agency,
	5.00%, 10/01/35	390
345,000	Watsonville Redevelopment Agency,
	5.00%, 8/01/24 BAM (a)	392
205,000	West Sonoma County Union High School
	District, 4.00%, 8/01/46	211
Total General Obligation (Cost - $29,406)		29,231
Revenue (51%)
Airport/Port (4%)
1,300,000	California Municipal Finance Authority, AMT,
	5.00%, 12/31/43	1,390
250,000	Norman Y Mineta San Jose International Airport
	SJC, 5.00%, 3/01/32	283
340,000	San Francisco, CA City & County Airports
	Commission, 5.00%, 5/01/21	345
		2,018
Education (9%)
300,000	California Educational Facilities Authority,
	5.00%, 10/01/31	334

Principal or Shares	Security Description	Value (000)

370,000	California Educational Facilities Authority,
	5.00%, 10/01/37	$418
360,000	California Educational Facilities Authority,
	5.00%, 10/01/38	406
650,000	California Municipal Finance Authority,
	1.96%, 10/01/45 (b)	652
250,000	California Municipal Finance Authority,
	5.00%, 10/01/42 BAM (a)	271
120,000	California School Finance Authority 144A,
	4.00%, 7/01/22 (c)	125
1,000,000	California School Finance Authority 144A,
	5.00%, 7/01/37 (c)	1,083
1,000,000	California School Finance Authority 144A,
	5.00%, 8/01/38 (c)	1,072
250,000	Oxnard School District, 2.00%, 8/01/45
	BAM (a)(b)	256
500,000	Travis Unified School District, 5.00%, 9/01/31
	AGM (a)	562
200,000	University of California, 1.40%, 5/15/46 (b)	195
		5,374
Electric & Gas (2%)
500,000	City of Redding CA Electric System Revenue,
	5.00%, 6/01/30	581
500,000	Southern California Public Power Authority,
	1.86%, 7/01/40 (b)	500
		1,081
Healthcare (14%)
750,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 8/01/32	827
750,000	Augusta Development Authority,
	5.00%, 7/01/36	805
215,000	California Health Facilities Financing Authority,
	4.00%, 8/15/34	219
1,000,000	California Health Facilities Financing Authority,
	4.00%, 11/15/42	989
710,000	California Health Facilities Financing Authority,
	5.00%, 11/15/27	783
500,000	California Health Facilities Financing Authority,
	5.00%, 2/01/31	565
350,000	California Health Facilities Financing Authority,
	5.00%, 8/15/32	390
500,000	California Health Facilities Financing Authority,
	5.00%, 8/15/42	545
350,000	California Health Facilities Financing Authority,
	5.00%, 7/01/43 (b)	371
205,000	California Health Facilities Financing Authority,
	5.25%, 3/01/28	219
325,000	California Municipal Finance Authority,
	5.00%, 5/15/37	361
750,000	California Statewide Communities Development
	Authority, 4.00%, 7/01/43	753
750,000	California Statewide Communities Development
	Authority, 4.00%, 8/01/45	740
500,000	Rib Floater Trust Various States 144A,
	1.76%, 3/01/42 (b)(c)	500
		8,067

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Industrial Development/Pollution Control (10%)
250,000	California Community College Financing
	Authority, 5.00%, 5/01/21	$266
1,250,000	California Community College Financing
	Authority, 5.25%, 5/01/43	1,351
750,000	California Statewide Communities Development
	Authority, 2.63%, 11/01/33 (b)	741
750,000	California Statewide Communities Development
	Authority, 5.00%, 5/15/20	776
370,000	Emeryville Redevelopment Agency Successor
	Agency, 5.00%, 9/01/25 AGM (a)	422
300,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/29
	AGM (a)	338
390,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/31
	AGM (a)	436
160,000	Parish of St. Charles LA, 4.00%, 12/01/40 (b)	166
1,000,000	State of Nevada Department of Business &
	Industry, AMT 144A, 6.95%, 2/15/38 (c)	1,004
100,000	Successor Agency to the Upland Community
	Redevelopment Agency, 5.00%, 9/01/23
	AGM (a)	113
		5,613
Resource Recovery (1%)
500,000	South Bayside, CA Waste Management
	Authority, 5.25%, 9/01/24	513
Tax Allocation (1%)
415,000	Riverside County, CA Economic Development
	Agency, 7.25%, 12/01/40	473
Transportation (7%)
250,000	Bay Area Toll Authority, 2.21%, 4/01/34 (b)	252
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	670
1,250,000	Bay Area Toll Authority, 4.00%, 4/01/47	1,254

Principal or Shares	Security Description	Value (000)

600,000	Foothill-Eastern Transportation Corridor Agency, 5.00%, 1/15/53 (b)	$612
1,000,000	Foothill-Eastern Transportation Corridor Agency, 5.50%, 1/15/53 (b)	1,104
		3,892
Water & Sewer (3%)
490,000	California Pollution Control Financing Authority
	144A, 5.00%, 11/21/45 (c)	491
250,000	El Dorado, CA Irrigation District / El Dorado
	County Water Agency, 5.00%, 3/01/29 AGM (a)	280
100,000	San Diego Public Facilities Financing Authority
	Water Revenue, 5.00%, 8/01/32	114
500,000	San Francisco City & County Public Utilities
	Commission Wastewater Revenue,
	5.00%, 10/01/33	579
275,000	Western Riverside Water & Wastewater
	Financing Authority, 4.00%, 9/01/19	280
		1,744
Total Revenue (Cost - $28,752)		28,775
Total Investments (Cost - $58,158) (102%)		58,006
Liabilities in excess of Other Assets (-2%)		(866)
Net Assets (100%)		$57,140

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Ultra Bond Future	18	Dec-18	$(2,686)	$6	$6

Total Futures					$6

See notes to financial statements.

Annual Report   69

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	61%
U.S. Treasury	11%
Mortgage Backed	10%
Asset Backed	9%
Foreign Government	7%
Other	2%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (0%)
203,438	Dole Food Co. Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.417%) 5.05%, 4/06/24	$203
Total Bank Loans (Cost - $202)		203
Bonds (98%)
Argentina (USD) (1%)
545,000	Argentine Republic Government International
	Bond, 4.63%, 1/11/23	462
Australia (USD) (2%)
515,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%) 3.33%, 11/28/23 (b)(c)	514
270,000	Scentre Group Trust 1/Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (c)	267
242,000	Suncorp-Metway Ltd. 144A, 2.10%, 5/03/19 (c)	241
285,000	Suncorp-Metway Ltd. 144A, 2.38%, 11/09/20 (c)	278
665,000	Westpac Banking Corp., 2.15%, 3/06/20	656
		1,956
Bermuda (USD) (0%)
180,000	Enstar Group Ltd., 4.50%, 3/10/22	180
Canada (USD) (2%)
470,000	Alimentation Couche-Tard Inc. 144A,
	2.35%, 12/13/19 (c)	465
165,385	Cenovus Energy Inc., 5.70%, 10/15/19	169
570,000	Federation des Caisses Desjardins du Quebec
	144A, 2.25%, 10/30/20 (c)	557
500,000	Husky Energy Inc., 7.25%, 12/15/19	521
		1,712
Cayman Islands (USD) (6%)
200,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (c)	197
400,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo.
	LIBOR USD + 1.500%) 3.94%, 7/15/27 (b)(c)	400
420,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 1.450%) 3.89%, 7/18/27 (b)(c)	418

Principal or Shares	Security Description	Value (000)

340,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD
	+ 2.450%) 4.89%, 7/18/27 (b)(c)	$338
500,000	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR
	USD + 0.800%) 3.27%, 1/20/28 (b)(c)	500
470,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%) 3.58%, 9/15/35 (b)(c)	471
370,000	CK Hutchison International 17 II Ltd. 144A,
	2.25%, 9/29/20 (c)	361
500,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.150%) 4.27%, 9/15/28 (b)(c)	502
380,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%) 3.38%, 10/20/27 (b)(c)	380
1,050,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD
	+ 0.800%) 3.24%, 1/15/28 (b)(c)	1,044
250,000	Octagon Investment Partners XXIII Ltd. 144A,
	(3 mo. LIBOR USD + 0.850%)
	3.29%, 7/15/27 (b)(c)	250
815,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 0.890%) 3.33%, 4/15/29 (b)(c)	813
		5,674
Chile (USD) (1%)
275,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (c)	268
245,000	Banco Santander Chile 144A,
	2.50%, 12/15/20 (c)	239
		507
Finland (USD) (1%)
940,000	Finnvera OYJ 144A, 1.88%, 10/05/20 (c)	919
France (USD) (3%)
220,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (c)	219

See notes to financial statements.

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

480,000	Banque Federative du Credit Mutuel SA 144A,
	2.20%, 7/20/20 (c)	$470
250,000	BPCE SA 144A, (3 mo. LIBOR USD + 1.220%)
	3.53%, 5/22/22 (b)(c)	252
560,000	Caisse d’Amortissement de la Dette Sociale
	144A, 1.88%, 7/28/20 (c)	549
445,000	Credit Agricole SA/London 144A,
	3.38%, 1/10/22 (c)	436
630,000	Dexia Credit Local SA 144A, 2.25%, 2/18/20 (c)	623
400,000	SFIL SA, 2.00%, 6/30/20	392
		2,941
Georgia (USD) (1%)
400,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (c)	421
Germany (USD) (1%)
535,000	Deutsche Bank AG/New York NY,
	3.15%, 1/22/21	522
Greece (EUR) (0%)
200,000	Hellenic Republic Government Bond 144A,
	3.38%, 2/15/25 EUR (c)(d)	220
Guernsey (USD) (0%)
300,000	Credit Suisse Group Funding Guernsey Ltd.,
	2.75%, 3/26/20	297
Hong Kong (USD) (0%)
200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (c)	199
India (USD) (1%)
345,000	ICICI Bank Ltd./Hong Kong 144A,
	5.75%, 11/16/20 (c)	357
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (c)	497
		854
Indonesia (USD) (1%)
395,000	Pelabuhan Indonesia III Persero PT 144A,
	4.50%, 5/02/23 (c)	386
280,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.75%, 3/01/23 (c)	273
		659
Ireland (EUR) (0%)
100,000	James Hardie International Finance DAC 144A,
	3.63%, 10/01/26 EUR (c)(d)	113
Ireland (USD) (3%)
300,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.50%, 5/26/22	293
825,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.75%, 5/15/19	827
1,445,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	1,427
340,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	327
205,000	SMBC Aviation Capital Finance DAC 144A,
	3.00%, 7/15/22 (c)	197
		3,071
Italy (USD) (0%)
425,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (c)	387

Principal or Shares	Security Description	Value (000)

Japan (USD) (3%)
560,000	Central Nippon Expressway Co. Ltd.,
	2.17%, 8/05/19	$556
420,000	Japan Bank for International Cooperation,
	2.25%, 2/24/20	416
200,000	Japan Bank for International Cooperation, (3 mo.
	LIBOR USD + 0.480%) 2.80%, 6/01/20 (b)	201
200,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (c)	198
200,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (c)	195
300,000	Sumitomo Mitsui Banking Corp.,
	2.09%, 10/18/19	297
200,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	1.95%, 9/19/19 (c)	198
400,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 3/06/19 (c)	399
340,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 10/18/19 (c)	336
330,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (c)	328
		3,124
Kenya (USD) (0%)
200,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (c)	202
Liberia (USD) (0%)
135,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	133
Mexico (USD) (1%)
470,000	Mexico Government International Bond,
	3.63%, 3/15/22	465
Netherlands (USD) (2%)
540,000	BNG Bank NV 144A, 1.75%, 10/05/20 (c)	527
235,000	ING Groep NV, (3 mo. LIBOR USD + 1.150%)
	3.54%, 3/29/22 (b)	239
154,000	Mylan NV, 2.50%, 6/07/19	153
200,000	Nostrum Oil & Gas Finance BV 144A,
	7.00%, 2/16/25 (c)	162
270,000	Stars Group Holdings BV/Stars Group U.S.
	Co-Borrower LLC 144A, 7.00%, 7/15/26 (c)	275
340,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.70%, 7/19/19	334
560,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	523
		2,213
New Zealand (USD) (0%)
200,000	ANZ New Zealand International Ltd./London
	144A, 2.20%, 7/17/20 (c)	196
Nigeria (USD) (0%)
250,000	Nigeria Government International Bond 144A,
	6.75%, 1/28/21 (c)	258
Norway (USD) (0%)
320,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (c)	311
Oman (USD) (0%)
330,000	Oman Sovereign Sukuk SAOC 144A,
	5.93%, 10/31/25 (c)	329
Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A,
	4.13%, 10/19/27 (c)	203

See notes to financial statements.

Annual Report   71

Principal or Shares	Security Description	Value (000)

Peru (USD) (1%)
200,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (c)(e)	$ 198
320,000	Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (c)	308
320,000	Inretail Pharma SA 144A, 5.38%, 5/02/23 (c)	325
		831
Senegal (USD) (0%)
210,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (c)	225
South Korea (USD) (0%)
240,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (c)	237
Spain (EUR) (0%)
100,000	El Corte Ingles SA 144A, 3.00%, 3/15/24
	EUR (c)(d)	114
Spain (USD) (1%)
600,000	Banco Santander SA, 3.13%, 2/23/23	567
Supranational (USD) (2%)
610,000	Africa Finance Corp., 4.38%, 4/29/20 (f)	613
980,000	European Bank for Reconstruction &
	Development, 1.88%, 7/15/21	950
		1,563
Sweden (USD) (1%)
490,000	Svensk Exportkredit AB, 1.75%, 5/18/20	481
Switzerland (USD) (1%)
270,000	UBS AG/London 144A, 2.45%, 12/01/20 (c)	265
825,000	UBS Group Funding Switzerland AG 144A,
	3.00%, 4/15/21 (c)	812
		1,077
United Kingdom (USD) (3%)
399,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (c)	401
275,000	Barclays PLC, 3.25%, 1/12/21	271
300,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 0.600%) 2.92%, 5/18/21 (b)	300
200,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 0.650%) 2.98%, 9/11/21 (b)	200
440,000	Lanark Master Issuer PLC 144A, (3 mo. LIBOR
	USD + 0.420%) 2.85%, 12/22/69 (b)(c)	440
660,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR USD + 1.470%) 3.78%, 5/15/23 (b)	664
400,000	Santander UK PLC, 2.38%, 3/16/20	395
270,000	Standard Chartered PLC 144A,
	2.10%, 8/19/19 (c)	268
		2,939
United States (USD) (58%)
155,000	AbbVie Inc., 3.38%, 11/14/21	154
300,000	AES Corp./VA, 4.00%, 3/15/21	298
110,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.87%, 11/08/21	110
300,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.400%) 3.68%, 11/14/35 (b)(c)	300
715,000	Ares Capital Corp., 3.63%, 1/19/22	701

Principal or Shares	Security Description	Value (000)

250,000	Associated Bank NA/Green Bay WI,
	3.50%, 8/13/21	$248
245,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%)
	3.62%, 3/26/21 (b)	245
345,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (c)	341
25,954,177	BANK 2018-BNK14, 0.53%, 9/15/60 (g)	992
135,000	Bank of America Corp., 2.15%, 11/09/20	132
270,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%) 2.33%, 10/01/21 (b)	264
450,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%) 2.37%, 7/21/21 (b)	441
275,000	Bank of America Corp., 2.63%, 4/19/21	270
220,000	Bayer U.S. Finance II LLC 144A,
	3.50%, 6/25/21 (c)	219
530,000	Becton Dickinson and Co., 2.13%, 6/06/19	527
15,741,000	BENCHMARK 2018-B6 Mortgage Trust,
	0.60%, 10/10/51 (g)	494
325,000	BMW U.S. Capital LLC 144A,
	3.25%, 8/14/20 (c)	325
615,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	2.38%, 1/15/20	608
80,000	Capital Auto Receivables Asset Trust 2016-2,
	2.11%, 3/22/21	79
645,000	Capital One Financial Corp., (3 mo. LIBOR USD
	+ 0.950%) 3.28%, 3/09/22 (b)	647
690,000	Capital One NA, 2.35%, 1/31/20	681
65,000	Centene Corp., 4.75%, 5/15/22	65
135,000	CenterPoint Energy Inc., 3.60%, 11/01/21	135
265,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	274
200,000	Chesapeake Energy Corp., 7.00%, 10/01/24	196
550,000	Citigroup Inc., 2.65%, 10/26/20	542
250,000	Citizens Bank NA/Providence RI,
	2.20%, 5/26/20	245
250,000	Citizens Bank NA/Providence RI,
	2.25%, 3/02/20	247
375,000	Comcast Corp., 3.30%, 10/01/20	375
185,000	Comcast Corp., 3.45%, 10/01/21	185
500,000	Compass Bank, 2.75%, 9/29/19	498
90,000	Conagra Brands Inc., (3 mo. LIBOR USD
	+ 0.750%) 3.22%, 10/22/20 (b)	90
130,000	Conagra Brands Inc., 3.80%, 10/22/21	130
250,000	Constellation Brands Inc., 2.00%, 11/07/19	247
202,604	CSMC Trust 2013-IVR2 144A,
	1.55%, 4/25/43 (c)(g)	194
340,000	CVS Health Corp., (3 mo. LIBOR USD
	+ 0.720%) 3.05%, 3/09/21 (b)	342
685,000	Dell International LLC/EMC Corp. 144A,
	3.48%, 6/01/19 (c)	686
300,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (c)	303
70,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (c)	71
375,000	Delta Air Lines Inc., 2.60%, 12/04/20	367
215,000	Delta Air Lines Inc., 2.88%, 3/13/20	213

See notes to financial statements.

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

105,000	Diamondback Energy Inc. 144A,
	4.75%, 11/01/24 (c)	$102
140,000	Dominion Energy Inc., 2.58%, 7/01/20	138
420,000	Dominion Energy Inc., 2.96%, 7/01/19	418
265,000	DTE Energy Co., 1.50%, 10/01/19	261
90,000	Elanco Animal Health Inc. 144A,
	3.91%, 8/27/21 (c)	90
230,000	Energy Transfer LP, 4.25%, 3/15/23	228
146,000	Energy Transfer Partners LP/Regency Energy
	Finance Corp., 5.88%, 3/01/22	154
400,000	EnLink Midstream Partners LP, 2.70%, 4/01/19	398
145,000	EQT Corp., 2.50%, 10/01/20	141
335,000	Express Scripts Holding Co., 2.60%, 11/30/20	329
270,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%) 4.48%, 8/25/30 (b)	271
255,000	Fidelity & Guaranty Life Holdings Inc. 144A,
	5.50%, 5/01/25 (c)	254
950,000	FNMA, 2.75%, 6/22/21	945
280,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%) 3.66%, 3/28/22 (b)(e)	277
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%) 6.88%, 12/25/42 (b)	267
249,595	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%)
	13.53%, 10/25/29 (b)	289
445,000	FS Investment Corp., 4.25%, 1/15/20	447
240,000	GAHR Commercial Mortgage Trust 2015-NRF 144A, 3.38%, 12/15/34 (c)(g)	236
300,000	GATX Corp., 2.50%, 7/30/19	299
370,000	General Motors Financial Co. Inc.,
	2.40%, 5/09/19	369
280,000	General Motors Financial Co. Inc.,
	2.65%, 4/13/20	277
615,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.930%) 3.37%, 4/13/20 (b)	618
580,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%) 3.99%, 1/14/22 (b)	588
400,000	Glencore Funding LLC 144A, (3 mo. LIBOR
	USD + 1.360%) 3.80%, 1/15/19 (b)(c)	400
360,000	GM Financial Automobile Leasing Trust 2016-1, 3.24%, 3/20/20	360
250,000	GM Financial Automobile Leasing Trust 2018-2, 3.06%, 6/21/21	250
640,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	628
675,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	657
185,000	Halfmoon Parent Inc. 144A, (3 mo. LIBOR USD + 0.650%) 2.98%, 9/17/21 (b)(c)	185
265,000	Halfmoon Parent Inc. 144A, 3.20%, 9/17/20 (c)	264
130,000	Hewlett Packard Enterprise Co.,
	3.50%, 10/05/21	130
250,000	Huntington National Bank, 2.38%, 3/10/20	247
310,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	304
200,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	202

Principal or Shares	Security Description	Value (000)

456,638	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%) 2.99%, 3/17/37 (b)(c)	$457
80,000	iStar Inc., 4.63%, 9/15/20	80
416,093	JP Morgan Mortgage Trust 2017-1 144A,
	3.50%, 1/25/47 (c)(g)	413
801,106	JP Morgan Mortgage Trust 2017-5 144A,
	3.00%, 10/26/48 (c)(g)	794
520,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.680%) 3.00%, 6/01/21 (b)	521
275,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.610%) 3.51%, 6/18/22 (b)	275
150,000	JPMorgan Chase & Co., 6.30%, 4/23/19	152
275,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	274
240,000	Kinder Morgan Inc./DE, (3 mo. LIBOR USD
	+ 1.280%) 3.72%, 1/15/23 (b)	244
55,120	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (c)	57
350,000	Lennar Corp., 4.13%, 1/15/22	343
2,462	MASTR Asset Securitization Trust 2004-6,
	5.00%, 7/25/19	2
240,000	Metropolitan Life Global Funding I 144A,
	2.40%, 1/08/21 (c)	235
155,000	Microchip Technology Inc. 144A,
	3.92%, 6/01/21 (c)	154
300,000	Morgan Stanley, 2.50%, 4/21/21	292
350,000	Morgan Stanley, (3 mo. LIBOR USD + 1.140%) 3.65%, 1/27/20 (b)	353
180,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%) 3.65%, 1/20/22 (b)	182
275,016	MVW Owner Trust 2017-1 144A,
	2.42%, 12/20/34 (c)	266
400,000	Nabors Industries Inc., 4.63%, 9/15/21	387
365,205	New Residential Mortgage Loan Trust 2017-1
	144A, 4.00%, 2/25/57 (c)(g)	367
775,242	New Residential Mortgage Loan Trust 2017-3
	144A, 4.00%, 4/25/57 (c)(g)	779
747,338	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (c)(g)	750
310,000	NextEra Energy Capital Holdings Inc.,
	3.34%, 9/01/20	310
290,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (c)	290
125,000	Oasis Petroleum Inc., 6.88%, 1/15/23	126
590,000	ONEOK Inc., 4.25%, 2/01/22	594
400,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.20%, 7/15/20 (c)	398
210,000	Phillips 66, (3 mo. LIBOR USD + 0.600%)
	2.91%, 2/26/21 (b)	210
270,000	QEP Resources Inc., 5.38%, 10/01/22	267
35,000	QEP Resources Inc., 6.88%, 3/01/21	37
179,299	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	151
465,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	481
180,000	Santander Drive Auto Receivables Trust 2015-2, 3.02%, 4/15/21	180
550,000	Santander Holdings USA Inc., 3.70%, 3/28/22	541

See notes to financial statements.

Annual Report   73

Principal or Shares	Security Description	Value (000)

110,000	Sempra Energy, 2.40%, 2/01/20	$109
105,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%)
	2.94%, 1/15/21 (b)	105
69,792	Sequoia Mortgage Trust 2013-1,
	1.45%, 2/25/43 (g)	66
121,329	Sequoia Mortgage Trust 2013-4,
	1.55%, 4/25/43 (g)	115
253,664	Sequoia Mortgage Trust 2017-CH2 144A,
	4.00%, 12/25/47 (c)(g)	255
180,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (c)	171
170,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (c)	167
350,000	Southern California Edison Co., 1.85%, 2/01/22	341
125,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD
	+ 0.800%) 3.13%, 6/15/21 (b)	125
450,000	Springleaf Funding Trust 2017-A 144A,
	2.68%, 7/15/30 (c)	441
360,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II
	LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (c)	357
1,160,000	STACR Trust 2018-DNA2 144A, (1 mo. LIBOR
	USD + 0.800%) 3.08%, 12/25/30 (b)(c)	1,161
364,619	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%) 3.93%, 4/25/43 (b)(c)	367
250,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 3.750%) 6.03%, 4/25/43 (b)(c)	263
100,000	Starwood Property Trust Inc. 144A,
	3.63%, 2/01/21 (c)	97
195,000	Sterling Bancorp/DE, 3.50%, 6/08/20	194
80,000	Sunoco LP/Sunoco Finance Corp. 144A,
	4.88%, 1/15/23 (c)	77
555,000	SunTrust Bank/Atlanta GA, (3 mo. LIBOR USD
	+ 0.298%) 2.59%, 1/29/21 (b)	550
130,000	Synchrony Financial, 2.60%, 1/15/19	130
220,000	Synchrony Financial, 3.00%, 8/15/19	219
120,000	Synchrony Financial, (3 mo. LIBOR USD
	+ 1.230%) 3.81%, 2/03/20 (b)	121
532,000	U.S. Treasury Note, 1.25%, 10/31/19 (h)	524
2,110,000	U.S. Treasury Note, 2.00%, 1/31/20	2,090
4,645,000	U.S. Treasury Note, 2.25%, 3/31/20	4,609
465,000	U.S. Treasury Note, 2.38%, 4/15/21	459
2,000,000	U.S. Treasury Note, 2.63%, 7/31/20	1,992
295,000	U.S. Treasury Note, 2.75%, 9/15/21	294
115,000	United Technologies Corp., (3 mo. LIBOR USD
	+ 0.650%) 2.97%, 8/16/21 (b)	115
135,000	United Technologies Corp., 3.35%, 8/16/21	134
560,000	VEREIT Operating Partnership LP,
	4.13%, 6/01/21	564
570,000	Verizon Communications Inc., (3 mo. LIBOR
	USD + 1.000%) 3.33%, 3/16/22 (b)	579
145,000	VFH Parent LLC/Orchestra Co-Issuer Inc. 144A,
	6.75%, 6/15/22 (c)	148
240,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (c)	224
180,000	WEC Energy Group Inc., 3.38%, 6/15/21	180

Principal or Shares	Security Description	Value (000)

485,000	Wells Fargo Bank NA, 3.63%, 10/22/21	$485
7,674,055	Wells Fargo Commercial Mortgage Trust
	2018-C46, 0.95%, 8/15/51 (g)	484
160,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (c)	161
330,000	Westlake Automobile Receivables Trust 2017-1
	144A, 2.70%, 10/17/22 (c)	329
255,000	Whiting Petroleum Corp., 5.75%, 3/15/21	258

		54,526

Vietnam (USD) (1%)
500,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (c)	516

Virgin Islands (British) (USD) (1%)
585,000	Sinopec Group Overseas Development 2017 Ltd.
	144A, 2.38%, 4/12/20 (c)	576

Total Bonds (Cost - $93,291)		92,180

Investment Company (2%)
1,600,687	Payden Cash Reserves Money Market Fund *
	(Cost - $1,601)	1,601

Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $157)		124

Total Investments, Before Options Written
(Cost - $95,251) (100%)		94,108

Written Swaptions (0%)
Total Written Swaptions (Cost - $(133))		(89)

Total Investments (Cost - $95,118) (100%)		94,019
Liabilities in excess of Other Assets (0%)		(282)

Net Assets (100%)		$93,737
*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Principal in foreign currency.
(e)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $307 and the total market value of the collateral held by the Fund is $314. Amount in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

See notes to financial statements.

74   Payden Mutual Funds

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$27,400	06/26/2020	$87	Call
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	12,100	09/27/2019	37	Call

Total Swaptions		$39,500		$124

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$27,400	06/26/2019	$(55)	Call
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	5,000	09/27/2019	(34)	Call

Total Swaptions		$32,400		$(89)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
GBP 734	USD 940	State Street Bank & Trust Co.	01/17/2019	$3
JPY 53,200	USD 470	BNP PARIBAS	12/13/2018	3
USD 800	AUD 1,120	Barclays Bank PLC	12/14/2018	7
USD 795	CAD 1,028	Barclays Bank PLC	12/14/2018	14
USD 475	JPY 53,200	BNP PARIBAS	12/13/2018	1
USD 470	EUR 406	BNP PARIBAS	12/13/2018	8
USD 464	EUR 400	Citibank, N.A.	11/08/2018	10
USD 171	ZAR 2,520	HSBC Bank USA, N.A.	11/13/2018	1
USD 942	EUR 824	State Street Bank & Trust Co.	01/17/2019	2

				49

Liabilities:
AUD 1,120	USD 795	Barclays Bank PLC	12/14/2018	(2)
CAD 1,028	USD 786	Barclays Bank PLC	12/14/2018	(5)
EUR 406	USD 464	BNP PARIBAS	12/13/2018	(3)
ZAR 2,520	USD 187	HSBC Bank USA, N.A.	11/13/2018	(16)

				(26)

Net Unrealized Appreciation (Depreciation)				$23

See notes to financial statements.

Annual Report   75

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	71	Dec-18	$14,957	$(49)	$(49)

					(49)

Short Contracts:
Euro-Bobl Future	3	Dec-18	(447)	—	—
Euro-Bund Future	16	Dec-18	(2,904)	3	3
U.S. Treasury 10-Year Note Future	4	Dec-18	(474)	7	7
U.S. Treasury 5-Year Note Future	48	Dec-18	(5,394)	47	47

					57

Total Futures					$8

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$307
of Assets and Liabilities[1]
Non-cash Collateral[2]	(307)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

76   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Foreign Government	40%
Corporate	33%
Mortgage Backed	12%
U.S. Treasury	5%
Asset Backed	5%
Other	5%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018
Principal or Shares	Security Description	Value (000)

Bonds (100%)
Argentina (USD) (0%)
280,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19(a)	$279
Armenia (USD) (0%)
400,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20(a)	405
Australia (AUD) (1%)
450,000	Australia Government Bond, 1.75%, 11/21/20	317
1,100,000	Australia Government Bond, 3.25%, 4/21/25	818
		1,135
Australia (GBP) (0%)
400,000	Westfield America Management Ltd., 2.63%, 3/30/29	500
Australia (USD) (1%)
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21(a)	265
190,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%) 3.76%, 11/28/28(a)(b)	174
90,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20(a)	89
		528
Austria (EUR) (0%)
120,000	Austria Government Bond 144A, 1.65%, 10/21/24(a)	149
120,000	Austria Government Bond 144A, 2.40%, 5/23/34(a)	162
50,000	Austria Government Bond 144A, 3.15%, 6/20/44(a)	80
		391
Belgium (EUR) (1%)
100,000	Belgium Government Bond 144A, 0.80%, 6/22/25(a)	117
400,000	Belgium Government Bond 144A, 1.00%, 6/22/31(a)	451
60,000	Belgium Government Bond 144A, 1.60%, 6/22/47(a)	66
250,000	Belgium Government Bond, 3.00%, 9/28/19	292
		926

Principal or Shares	Security Description	Value (000)

Brazil (USD) (0%)
270,000	Brazilian Government International Bond, 4.88%, 1/22/21	$275
Canada (CAD) (2%)
1,200,000	Canadian Government Bond, 2.25%, 6/01/25	900
680,000	Canadian Government Bond, 3.50%, 12/01/45	616
615,000	Canadian Government Bond, 3.75%, 6/01/19	472
350,000	Canadian Government Bond, 5.00%, 6/01/37	362
300,000	Canadian Government Bond, 5.75%, 6/01/29	296
		2,646
Canada (USD) (2%)
360,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25(a)	338
487,000	Cenovus Energy Inc., 6.75%, 11/15/39	522
356,000	Encana Corp., 3.90%, 11/15/21	356
200,000	Encana Corp., 6.63%, 8/15/37	228
405,000	Manulife Financial Corp., (5 yr. Swap Semi 30/360 US + 1.647%) 4.06%, 2/24/32(b)	377
		1,821
Cayman Islands (USD) (3%)
700,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 1.450%) 3.89%, 7/18/27(a)(b)	697
250,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%) 4.89%, 7/18/27(a)(b)	249
290,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%) 5.27%, 4/22/27(a)(b)	290
650,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.800%) 4.27%, 7/20/30(a)(b)	651
400,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%) 4.27%, 9/15/28(a)(b)	401

Annual Report   77

Principal or Shares	Security Description	Value (000)

250,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR
	USD + 3.300%) 5.77%, 1/20/30(a)(b)	$251
400,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.080%) 3.36%, 8/15/28(a)(b)	402
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.450%) 3.73%, 8/15/28(a)(b)	251
400,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%) 3.43%, 6/15/28(a)(b)	401
300,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 1.600%) 4.12%, 4/30/27(a)(b)	299
375,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 3.000%) 5.52%, 4/30/27(a)(b)	373
65,000	Seagate HDD Cayman, 4.88%, 3/01/24	62
		4,327
Chile (USD) (0%)
209,622	Latam Airlines 2015-1 Pass-Through Trust A,
	4.20%, 11/15/27	203
Colombia (USD) (1%)
420,000	Colombia Government International Bond,
	3.88%, 4/25/27	400
200,000	Colombia Government International Bond,
	4.50%, 3/15/29	198
		598
Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A,
	5.50%, 1/27/25(a)	198
Egypt (EUR) (0%)
300,000	Egypt Government International Bond 144A,
	4.75%, 4/16/26(a)	319
Finland (EUR) (0%)
170,000	Finland Government Bond 144A,
	2.75%, 7/04/28(a)	232
France (EUR) (4%)
350,000	France Government Bond OAT 144A,
	1.25%, 5/25/36(a)	396
1,120,000	France Government Bond OAT, 1.75%, 11/25/24	1,390
1,690,000	France Government Bond OAT, 3.25%, 5/25/45	2,638
		4,424
France (GBP) (1%)
300,000	AXA SA, (3 mo. LIBOR GBP + 3.270%)
	5.63%, 1/16/54(b)	406
150,000	Cie de Saint-Gobain, 4.63%, 10/09/29	221
100,000	Cie de Saint-Gobain, 4.63%, 10/09/29	148
		775
France (USD) (1%)
585,000	Credit Agricole Corporate & Investment Bank
	SA, (3 mo. LIBOR USD + 0.625%)
	3.02%, 10/03/21(b)	585
Germany (EUR) (4%)
900,000	Bundesrepublik Deutschland Bundesanleihe,
	0.00%, 8/15/26	1,008
500,000	Bundesrepublik Deutschland Bundesanleihe,
	0.50%, 2/15/26	583
450,000	Bundesrepublik Deutschland Bundesanleihe,
	1.25%, 8/15/48	540

Principal or Shares	Security Description	Value (000)

1,200,000	Bundesrepublik Deutschland Bundesanleihe,
	2.00%, 1/04/22	$1,467
360,000	Bundesrepublik Deutschland Bundesanleihe,
	3.25%, 7/04/42	613
450,000	Bundesrepublik Deutschland Bundesanleihe,
	4.00%, 1/04/37	790
80,000	Bundesrepublik Deutschland Bundesanleihe,
	4.75%, 7/04/40	161
450,000	Volkswagen Leasing GmbH, 1.38%, 1/20/25	496
		5,658
Hong Kong (USD) (1%)
715,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19(a)	710
Iceland (EUR) (1%)
502,000	Islandsbanki HF, 1.75%, 9/07/20	582
400,000	Landsbankinn HF, 1.63%, 3/15/21	462
		1,044
Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28(a)	355
Indonesia (USD) (0%)
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25(a)	192
310,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27(a)	292
		484
Ireland (EUR) (0%)
100,000	Ireland Government Bond, 3.40%, 3/18/24	132
225,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26(a)	255
100,000	Johnson Controls International PLC,
	1.00%, 9/15/23	114
		501
Ireland (USD) (1%)
510,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 4.13%, 7/03/23	505
220,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	211
185,000	Shire Acquisitions Investments Ireland DAC,
	2.88%, 9/23/23	175
535,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21(a)	516
		1,407
Italy (EUR) (4%)
270,000	Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.350%) 5.00%, 6/08/48(b)	309
550,000	Italy Buoni Poliennali Del Tesoro 144A,
	2.95%, 9/01/38(a)	551
1,300,000	Italy Buoni Poliennali Del Tesoro,
	3.50%, 12/01/18	1,477
1,180,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 5/01/23	1,447
880,000	Italy Buoni Poliennali Del Tesoro,
	5.25%, 11/01/29	1,158
		4,942

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Japan (JPY) (16%)
250,000,000	Japan Government Five Year Bond,
	0.10%, 6/20/20	$2,224
317,400,000	Japan Government Ten Year Bond,
	0.30%, 12/20/25	2,875
325,000,000	Japan Government Ten Year Bond,
	0.80%, 9/20/23	3,005
375,000,000	Japan Government Ten Year Bond,
	1.20%, 6/20/21	3,440
35,000,000	Japan Government Thirty Year Bond,
	0.80%, 3/20/48	305
240,800,000	Japan Government Thirty Year Bond,
	1.40%, 12/20/45	2,432
3,000,000	Japan Government Thirty Year Bond,
	2.00%, 9/20/40	34
5,000,000	Japan Government Thirty Year Bond,
	2.20%, 9/20/39	57
100,000,000	Japan Government Thirty Year Bond,
	2.30%, 3/20/39	1,160
254,500,000	Japan Government Twenty Year Bond,
	1.70%, 9/20/33	2,682
240,000,000	Japan Government Twenty Year Bond,
	2.10%, 6/20/28	2,533
		20,747
Japan (USD) (1%)
620,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	604
Jersey (EUR) (0%)
400,000	Glencore Finance Europe Ltd., 1.88%, 9/13/23	455
Jersey (GBP) (0%)
300,000	Heathrow Funding Ltd., 7.13%, 2/14/24	467
Kenya (USD) (1%)
525,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19(a)	529
Luxembourg (EUR) (1%)
750,000	Allergan Funding SCS, 1.25%, 6/01/24	828
Luxembourg (USD) (0%)
240,000	Allergan Funding SCS, 3.45%, 3/15/22	236
Mexico (MXN) (0%)
5,500,000	Mexican Bonos, 6.50%, 6/10/21	258
Morocco (USD) (1%)
550,000	Morocco Government International Bond 144A, 4.25%, 12/11/22(a)	548
Netherlands (EUR) (1%)
300,000	Netherlands Government Bond 144A,
	0.50%, 7/15/26(a)	346
130,000	Netherlands Government Bond 144A,
	2.25%, 7/15/22(a)	162
130,000	Netherlands Government Bond 144A,
	4.00%, 1/15/37(a)	225
400,000	NN Group NV, (3 mo. EURIBOR + 4.950%)
	4.63%, 1/13/48(b)	475
220,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24	219
110,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25	131
		1,558

Principal or Shares	Security Description	Value (000)

Netherlands (USD) (1%)
600,000	Mylan NV, 3.15%, 6/15/21	$586
300,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.70%, 7/19/19	295
250,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	233
255,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	226
		1,340
New Zealand (USD) (1%)
750,000	ANZ New Zealand International Ltd./London
	144A, 2.13%, 7/28/21(a)	719
310,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23(a)	307
250,000	BNZ International Funding Ltd./London 144A,
	2.10%, 9/14/21(a)	239
		1,265
Norway (USD) (0%)
280,000	Yara International ASA 144A, 4.75%, 6/01/28(a)	278
Poland (PLN) (0%)
500,000	Republic of Poland Government Bond,
	5.25%, 10/25/20	140
Romania (USD) (1%)
555,000	Romanian Government International Bond
	144A, 4.38%, 8/22/23(a)	555
Saudi Arabia (USD) (1%)
450,000	Saudi Government International Bond 144A,
	3.25%, 10/26/26(a)	417
600,000	Saudi Government International Bond 144A,
	3.63%, 3/04/28(a)	564
		981
Senegal (EUR) (0%)
450,000	Senegal Government International Bond 144A,
	4.75%, 3/13/28(a)	477
Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21(a)	315
South Korea (USD) (0%)
300,000	Korea Hydro & Nuclear Power Co. Ltd. 144A,
	3.75%, 7/25/23(a)	298
Spain (EUR) (2%)
150,000	El Corte Ingles SA 144A, 3.00%, 3/15/24(a)	171
1,000,000	Spain Government Bond, 0.75%, 7/30/21	1,157
200,000	Spain Government Bond 144A,
	1.95%, 4/30/26(a)	239
600,000	Spain Government Bond 144A,
	1.95%, 7/30/30(a)	693
220,000	Spain Government Bond 144A,
	2.90%, 10/31/46(a)	265
500,000	Telefonica Emisiones SAU, 1.53%, 1/17/25	572
		3,097
Sri Lanka (USD) (0%)
300,000	Sri Lanka Government International Bond 144A,
	5.88%, 7/25/22(a)	278
200,000	Sri Lanka Government International Bond 144A,
	6.00%, 1/14/19(a)	198
		476

Annual Report   79

Principal or Shares	Security Description	Value (000)

United Arab Emirates (EUR) (0%)
450,000	DP World Ltd. 144A, 2.38%, 9/25/26(a)	$508
United Kingdom (EUR) (1%)
250,000	Anglo American Capital PLC, 1.63%, 9/18/25	272
500,000	BP Capital Markets PLC, 1.08%, 6/26/25	569
500,000	Nationwide Building Society, (5 yr. Euro Swap
	+ 1.500%) 2.00%, 7/25/29(b)	549
		1,390
United Kingdom (GBP) (4%)
300,000	Anglian Water Services Financing PLC,
	2.63%, 6/15/27	364
350,000	Barclays PLC, 3.25%, 2/12/27	436
450,000	BP Capital Markets PLC, 1.18%, 8/12/23	563
310,000	HSBC Bank PLC, (3 mo. LIBOR GBP
	+ 1.500%) 5.38%, 11/04/30(b)	453
518,058	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%) 1.60%, 8/20/56(a)(b)	662
100,000	United Kingdom Gilt, 0.50%, 7/22/22	126
260,000	United Kingdom Gilt, 4.25%, 12/07/55	552
260,000	United Kingdom Gilt, 4.25%, 12/07/55	552
620,000	United Kingdom Gilt, 4.75%, 12/07/38	1,187
220,000	United Kingdom Gilt, 5.00%, 3/07/25	348
		5,243
United Kingdom (USD) (1%)
600,000	AstraZeneca PLC, 3.50%, 8/17/23	592
440,000	Barclays PLC, 3.68%, 1/10/23	426
		1,018
United States (EUR) (3%)
150,000	Berkshire Hathaway Inc., 1.30%, 3/15/24	175
450,000	Blackstone Holdings Finance Co. LLC 144A,
	1.00%, 10/05/26(a)	484
400,000	General Motors Financial Co. Inc.,
	0.96%, 9/07/23	442
250,000	International Flavors & Fragrances Inc.,
	1.80%, 9/25/26	285
150,000	McKesson Corp., 1.50%, 11/17/25	169
200,000	McKesson Corp., 1.63%, 10/30/26	223
400,000	Procter & Gamble Co., 1.25%, 10/25/29	452
650,000	Southern Power Co., 1.00%, 6/20/22	746
250,000	Verizon Communications Inc., 2.88%, 1/15/38	278
		3,254
United States (GBP) (0%)
110,000	Textron Inc., 6.63%, 4/07/20	150
United States (USD) (35%)
520,000	AbbVie Inc., 3.75%, 11/14/23	516
397,111	American Airlines 2016-1 Class B Pass-Through
	Trust, 5.25%, 1/15/24	409
390,000	American Equity Investment Life Holding Co.,
	5.00%, 6/15/27	377
600,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.900%) 4.18%, 11/14/35(a)(b)	600
350,000	Ares Capital Corp., 3.63%, 1/19/22	343
8,565,128	BANK 2018-BNK14, 0.53%, 9/15/60(c)	327
200,000	Barrick North America Finance LLC,
	7.50%, 9/15/38	240
260,000	Bayer U.S. Finance II LLC 144A,
	4.38%, 12/15/28(a)	252
135,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	127

Principal or Shares	Security Description	Value (000)

500,000	Boise Cascade Co. 144A, 5.63%, 9/01/24(a)	$494
480,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	496
545,545	Colony Starwood Homes 2016-2 Trust 144A, (1
	mo. LIBOR USD + 1.250%) 3.53%, 12/17/33(a)(b)	546
260,000	Comcast Corp., 3.70%, 4/15/24	259
455,000	Comcast Corp., 4.25%, 10/15/30	449
750,000	Conagra Brands Inc., 4.30%, 5/01/24	753
255,000	CVS Health Corp., 3.70%, 3/09/23	252
250,000	CVS Health Corp., 4.78%, 3/25/38	241
540,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21(a)	545
325,000	Dell International LLC/EMC Corp. 144A,
	8.35%, 7/15/46(a)	379
90,000	Dignity Health, 3.13%, 11/01/22	89
543,125	Domino’s Pizza Master Issuer LLC 144A,
	3.08%, 7/25/47(a)	527
385,125	Domino’s Pizza Master Issuer LLC 144A, (3 mo.
	LIBOR USD + 1.250%) 3.74%, 7/25/47(a)(b)	387
152,000	Dow Chemical Co., 9.40%, 5/15/39	221
320,000	Energy Transfer Operating LP, 6.50%, 2/01/42	332
430,000	EnLink Midstream Partners LP, 5.45%, 6/01/47	364
230,000	EQM Midstream Partners LP, 4.75%, 7/15/23	233
310,000	EQT Corp., 3.00%, 10/01/22	298
338,351	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.550%) 2.83%, 1/25/30(b)	338
377,083	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.950%) 3.23%, 10/25/29(b)	379
350,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.150%) 4.43%, 10/25/30(b)	350
250,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%) 6.53%, 1/25/29(b)	282
330,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%) 6.53%, 4/25/29(b)	373
170,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.450%) 6.73%, 1/25/29(b)	189
499,669	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 10.250%) 12.53%, 1/25/29(b)	661
498,849	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%) 13.03%, 1/25/29(b)	661
460,000	Fannie Mae-Aces, 3.82%, 9/25/30(c)	456
550,000	First Data Corp. 144A, 7.00%, 12/01/23(a)	571
740,000	FN, 2.50%, 15YR TBA(d)	708
1,200,000	FN, 3.00%, 15YR TBA(d)	1,178
1,170,000	FN, 3.00%, 30YR TBA(d)	1,107
560,000	FN, 3.50%, 30YR TBA(d)	545
1,830,000	FN, 4.00%, 30YR TBA(d)	1,830
1,310,000	FN, 4.50%, 30YR TBA(d)	1,341
499,967	FN AS4885 30YR, 3.50%, 5/01/45	489
430,000	Ford Motor Co., 4.35%, 12/08/26	391
400,000	Ford Motor Co., 4.75%, 1/15/43	316
470,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.235%) 3.55%, 2/15/23(b)	458

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

346,281	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%) 3.48%, 10/25/29(b)	$350
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.300%) 3.58%, 4/25/29(b)	607
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 3.250%) 5.53%, 7/25/29(b)	273
110,000	FS Investment Corp., 4.25%, 1/15/20	110
720,000	G2, 3.50%, 30YR TBA(d)	707
350,000	General Motors Co., 6.25%, 10/02/43	336
310,000	Goldman Sachs Group Inc., 6.75%, 10/01/37	362
25,058	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.560%) 2.84%, 6/25/45(b)	25
400,000	Halfmoon Parent Inc. 144A, (3 mo. LIBOR USD + 0.650%) 2.98%, 9/17/21(a)(b)	400
515,000	Halfmoon Parent Inc. 144A, 3.20%, 9/17/20(a)	513
385,000	Halfmoon Parent Inc. 144A, 4.38%, 10/15/28(a)	377
500,000	HCA Inc., 5.38%, 2/01/25	504
500,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.610%) 3.51%, 6/18/22(b)	499
275,000	Keurig Dr Pepper Inc. 144A, 4.42%, 5/25/25(a)	272
375,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	411
525,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43(a)	530
380,000	Madison Avenue Trust 2013-650M 144A, 4.03%, 10/12/32(a)(c)	374
450,000	Meritage Homes Corp., 5.13%, 6/06/27	397
170,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39(a)	258
321,516	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57(a)(c)	324
485,000	Northwell Healthcare Inc., 4.26%, 11/01/47	442
320,000	ONEOK Partners LP, 6.65%, 10/01/36	364
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39(a)	94
490,000	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48(a)	488
110,000	Prudential Financial Inc., (3 mo. LIBOR USD + 3.920%) 5.63%, 6/15/43(b)	112
205,000	PSEG Power LLC, 3.85%, 6/01/23	204
240,000	QEP Resources Inc., 5.38%, 10/01/22	237
590,000	Regions Bank/Birmingham AL, (3 mo. LIBOR USD + 0.500%) 2.84%, 8/13/21(b)	590
210,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23(a)	206
365,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	387
500,000	SLM Corp., 5.13%, 4/05/22	499
240,000	SM Energy Co., 6.13%, 11/15/22	244
265,000	South Carolina Electric & Gas Co., 3.50%, 8/15/21	265
470,000	Spirit AeroSystems Inc., 3.95%, 6/15/23	465
250,000	Sprint Communications Inc, 6.00%, 11/15/22	253
450,976	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%) 3.93%, 4/25/43(a)(b)	454

Principal or Shares	Security Description	Value (000)

200,000	Synchrony Financial, 4.25%, 8/15/24	$190
492,500	Taco Bell Funding LLC 144A, 3.83%, 5/25/46(a)	493
640,000	Toledo Hospital, 5.33%, 11/15/28	635
200,000	U.S. Treasury Bill, 2.18%, 12/13/18	200
400,000	U.S. Treasury Bond, 2.25%, 8/15/46	317
1,250,000	U.S. Treasury Bond, 3.00%, 8/15/48	1,156
200,000	U.S. Treasury Bond, 4.50%, 5/15/38	235
3,450,000	U.S. Treasury Bond, 5.38%, 2/15/31(e)(f)	4,211
624,000	U.S. Treasury Note, 1.25%, 4/30/19(g)	620
800,000	U.S. Treasury Note, 2.88%, 5/15/28	782
295,000	United Technologies Corp., 4.13%, 11/16/28	290
190,000	United Technologies Corp., 4.45%, 11/16/38	184
215,000	Welltower, Inc., 4.95%, 1/15/21	220
240,000	Whiting Petroleum Corp., 5.75%, 3/15/21	242
		45,387
Uruguay (USD) (0%)
325,000	Uruguay Government International Bond, 4.38%, 10/27/27	322
117,842	Uruguay Government International Bond, 4.98%, 4/20/55	110
		432
Virgin Islands (British) (USD) (1%)
650,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21(a)	619
Total Bonds (Cost - $132,447)		129,121
Preferred Stock (0%)
120	Wells Fargo & Co., 7.50% (Cost - $154)	152
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $49)		51
Investment Company (5%)
1,195,347	Payden Cash Reserves Money Market Fund *	1,195
504,885	Payden Floating Rate Fund, SI Class *	5,019
Total Investment Company (Cost - $6,242)		6,214
Total Investments, Before Swaptions Written (Cost - $138,892) (105%)		135,538
Written Swaptions (0%)
Total Written Swaptions (Cost - $(49))		(47)
Total Investments (Cost - $138,843) (105%)		135,491
Liabilities in excess of Other Assets (-5%)		(6,488)

Net Assets (100%)		$129,003

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(d)	Security was purchased on a delayed delivery basis.
(e)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	All or a portion of the security is pledged to cover futures contract margin requirements.

Annual Report   81

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	$16,800	09/27/2019	$51	Call

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	$7,000	09/27/2019	$(47)	Call

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
GBP 3,047	USD 3,900	State Street Bank & Trust Co.	01/17/2019	$11
JPY 219,800	USD 1,936	BNP PARIBAS	12/13/2018	19
USD 149	PLN 560	Barclays Bank PLC	11/21/2018	3
USD 3,209	AUD 4,492	Barclays Bank PLC	12/14/2018	26
USD 3,189	CAD 4,123	Barclays Bank PLC	12/14/2018	54
USD 289	MXN 5,570	Barclays Bank PLC	12/17/2018	17
USD 1,182	AUD 1,641	BNP PARIBAS	11/08/2018	20
USD 1,961	JPY 219,800	BNP PARIBAS	12/13/2018	6
USD 1,937	EUR 1,674	BNP PARIBAS	12/13/2018	34
USD 19,242	EUR 16,603	Citibank, N.A.	11/08/2018	425
USD 3,892	CAD 5,013	Citibank, N.A.	11/14/2018	83
USD 3,826	AUD 5,338	Citibank, N.A.	11/14/2018	45
USD 7,403	GBP 5,698	HSBC Bank USA, N.A.	11/08/2018	118
USD 581	ZAR 8,560	HSBC Bank USA, N.A.	11/13/2018	1
USD 2,014	NOK 16,345	HSBC Bank USA, N.A.	11/21/2018	73
USD 1,948	EUR 1,663	HSBC Bank USA, N.A.	11/21/2018	61
USD 977	NOK 7,938	HSBC Bank USA, N.A.	11/21/2018	35
USD 959	EUR 824	HSBC Bank USA, N.A.	11/21/2018	24
USD 2,765	CAD 3,542	Royal Bank of Canada	11/08/2018	74
USD 12,204	EUR 10,530	State Street Bank & Trust Co.	11/08/2018	270
USD 3,913	EUR 3,422	State Street Bank & Trust Co.	01/17/2019	8

				1,407

Liabilities:
AUD 4,492	USD 3,189	Barclays Bank PLC	12/14/2018	(6)
AUD 5,338	USD 3,889	Citibank, N.A.	11/14/2018	(108)
CAD 4,123	USD 3,154	Barclays Bank PLC	12/14/2018	(19)
CAD 5,013	USD 3,908	Citibank, N.A.	11/14/2018	(99)
EUR 1,674	USD 1,915	BNP PARIBAS	12/13/2018	(11)
EUR 1,717	USD 2,019	HSBC Bank USA, N.A.	11/21/2018	(71)
EUR 770	USD 898	HSBC Bank USA, N.A.	11/21/2018	(25)

82   Payden Mutual Funds

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
NOK 16,293	USD 1,943	HSBC Bank USA, N.A.	11/21/2018	(9)
NOK 7,990	USD 956	HSBC Bank USA, N.A.	11/21/2018	(7)
USD 20,711	JPY 2,348,700	Barclays Bank PLC	11/08/2018	(116)
ZAR 8,560	USD 635	HSBC Bank USA, N.A.	11/13/2018	(56)

				(527)

Net Unrealized Appreciation (Depreciation)				$880

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
3-Month GBP LIBOR Option Future	280	Dec-19	$66	$(4)	$(4)
Euro-Bobl Future	6	Dec-18	893	(1)	(1)
Euro-Schatz Future	49	Dec-18	6,215	4	4
U.S. Treasury 10-Year Note Future	1	Dec-18	118	—	—
U.S. Treasury 2-Year Note Future	18	Dec-18	3,792	(4)	(4)
U.S. Ultra Bond Future	23	Dec-18	3,432	(255)	(255)

					(260)

Short Contracts:
3-Month GBP LIBOR Option Future	280	Dec-19	(21)	—	—
Euro Buxl 30-Year Bond Future	7	Dec-18	(1,403)	(8)	(8)
Euro-Bund Future	30	Dec-18	(5,446)	1	1
Euro-Oat Future	24	Dec-18	(4,131)	8	8
Long Gilt Future	3	Dec-18	(469)	—	—
U.S. 10-Year Ultra Future	33	Dec-18	(4,129)	50	50
U.S. Long Bond Future	10	Dec-18	(1,381)	50	50
U.S. Treasury 5-Year Note Future	30	Dec-18	(3,371)	(8)	(8)

					93

Total Futures					$(167)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 31 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2023	$3,500	$204	$190	$14

See notes to financial statements.

Annual Report   83

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Foreign Government	64%
Corporate	33%
Cash equivalent	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Angola (USD) (3%)
8,215,000	Angolan Government International Bond 144A, 8.25%, 5/09/28 (a)	$8,242
13,665,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	13,775
9,170,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	10,129
		32,146
Argentina (ARS) (0%)
54,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	946
Argentina (USD) (7%)
14,512,500	Argentine Republic Government International Bond, 2.50%, 12/31/38	8,138
8,300,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	7,480
6,080,000	Argentine Republic Government International Bond, 6.88%, 1/11/48	4,484
2,920,000	Argentine Republic Government International Bond, 7.13%, 6/28/17	2,181
5,110,000	Argentine Republic Government International Bond, 7.13%, 7/06/36	3,909
27,420,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	23,992
9,075,000	Argentine Republic Government International Bond, 7.63%, 4/22/46	7,141
15,569,632	Argentine Republic Government International Bond, 8.28%, 12/31/33	13,429
2,470,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	2,127
3,210,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)	2,525
6,675,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (a)	6,208
1,870,000	Transportadora de Gas del Sur SA 144A, 6.75%, 5/02/25 (a)	1,762
		83,376

Principal or Shares	Security Description	Value (000)
Armenia (USD) (1%)
5,431,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (a)	$5,505
9,040,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (a)	9,479
		14,984
Austria (USD) (0%)
3,720,000	JBS Investments II GmbH 144A, 7.00%, 1/15/26 (a)	3,677
Azerbaijan (USD) (1%)
4,700,000	Republic of Azerbaijan International Bond 144A, 4.75%, 3/18/24 (a)	4,639
5,210,000	Southern Gas Corridor CJSC 144A, 6.88%, 3/24/26 (a)	5,605
		10,244
Bahrain (USD) (1%)
6,720,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	6,440
Belarus (USD) (1%)
5,660,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	5,847
5,755,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	6,102
		11,949
Bolivia (USD) (1%)
6,870,000	Bolivian Government International Bond 144A, 4.50%, 3/20/28 (a)	6,372
Brazil (BRL) (1%)
59,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	16,034
Brazil (USD) (1%)
2,000,000	Brazilian Government International Bond, 5.00%, 1/27/45	1,676

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,855,000	Brazilian Government International Bond, 5.63%, 1/07/41	$2,639
4,480,000	Brazilian Government International Bond, 5.63%, 2/21/47	4,035
3,290,000	JBS USA LUX SA/JBS USA Finance Inc. 144A, 6.75%, 2/15/28 (a)	3,175
4,925,123	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	3,817
		15,342
Canada (USD) (0%)
200,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	201
2,914,941	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	2,725
		2,926
Cayman Islands (USD) (1%)
9,160,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (a)	9,263
1,988,409	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 7.35%, 12/01/26 (a)	1,238
1,058,000	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, 1/03/67 (a)	23
		10,524
Chile (USD) (2%)
6,101,000	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	5,986
3,080,000	Corp. Nacional del Cobre de Chile 144A, 3.63%, 8/01/27 (a)	2,873
4,950,000	Empresa Nacional del Petroleo 144A, 5.25%, 11/06/29 (a)	4,930
4,568,908	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	4,426
4,013,587	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	3,903
		22,118
Colombia (USD) (3%)
4,350,000	Colombia Government International Bond, 3.88%, 4/25/27	4,146
3,675,000	Colombia Government International Bond, 4.00%, 2/26/24	3,634
2,440,000	Colombia Government International Bond, 4.50%, 1/28/26	2,444
5,550,000	Colombia Government International Bond, 4.50%, 3/15/29	5,481
5,160,000	Colombia Government International Bond, 5.00%, 6/15/45	4,897
6,175,000	Colombia Government International Bond, 6.13%, 1/18/41	6,691
8,250,000	Colombia Government International Bond, 7.38%, 9/18/37	9,993
		37,286
Costa Rica (USD) (1%)
4,910,000	Banco Nacional de Costa Rica 144A, 4.88%, 11/01/18 (a)	4,910

Principal or Shares	Security Description	Value (000)

2,820,000	Banco Nacional de Costa Rica 144A, 5.88%, 4/25/21 (a)	$2,709
4,225,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	3,509
5,340,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	4,480
		15,608
Dominica Republic (USD) (4%)
1,695,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	1,676
7,215,000	Dominican Republic International Bond 144A, 5.95%, 1/25/27 (a)	7,206
5,910,000	Dominican Republic International Bond 144A, 6.00%, 7/19/28 (a)	5,873
5,940,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)	5,641
1,945,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (a)	2,038
4,275,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	4,224
12,270,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	12,914
7,355,000	Dominican Republic International Bond 144A, 7.45%, 4/30/44 (a)	7,709
		47,281
Ecuador (USD) (3%)
6,290,000	Ecuador Government International Bond 144A, 7.88%, 1/23/28 (a)	5,280
8,060,000	Ecuador Government International Bond 144A, 7.95%, 6/20/24 (a)	7,240
2,090,000	Ecuador Government International Bond, 7.95%, 6/20/24 (b)	1,877
4,760,000	Ecuador Government International Bond 144A, 8.75%, 6/02/23 (a)	4,564
6,165,000	Ecuador Government International Bond 144A, 8.88%, 10/23/27 (a)	5,442
5,135,000	Ecuador Government International Bond 144A, 9.65%, 12/13/26 (a)	4,795
5,170,000	Ecuador Government International Bond 144A, 10.75%, 3/28/22 (a)	5,344
		34,542
Egypt (USD) (2%)
2,620,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (a)	2,509
9,855,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	9,660
7,020,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	6,303
4,675,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	4,427
		22,899
El Salvador (USD) (1%)
10,300,000	El Salvador Government International Bond 144A, 7.65%, 6/15/35 (a)(c)	9,489
Gabon (USD) (0%)
5,200,000	Gabon Government International Bond 144A, 6.38%, 12/12/24 (a)	4,748

Annual Report   85

Principal or Shares	Security Description	Value (000)

Georgia (GEL) (0%)
6,390,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	$2,377
Georgia (USD) (2%)
4,645,000	Bank of Georgia JSC 144A, 6.00%, 7/26/23 (a)	4,567
9,205,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (a)(c)	9,698
1,575,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	1,611
8,965,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	9,510
		25,386
Ghana (USD) (2%)
3,415,000	Ghana Government International Bond 144A, 7.63%, 5/16/29 (a)	3,270
3,010,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (a)	3,079
6,200,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	5,842
14,350,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	17,271
		29,462
Guatemala (USD) (0%)
1,110,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (a)	1,022
Honduras (USD) (1%)
2,070,000	Honduras Government International Bond 144A, 6.25%, 1/19/27 (a)	2,044
5,960,000	Honduras Government International Bond 144A, 7.50%, 3/15/24 (a)	6,315
5,805,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (a)	6,273
		14,632
Hungary (USD) (1%)
8,080,000	Hungary Government International Bond, 5.75%, 11/22/23	8,672
India (USD) (0%)
3,840,000	REC Ltd. 144A, 5.25%, 11/13/23 (a)	3,818
Indonesia (USD) (3%)
10,810,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	14,188
2,370,000	Indonesia Government International Bond, 8.50%, 10/12/35 (b)	3,111
2,940,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (a)	2,873
5,810,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	5,697
5,870,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	5,726
4,730,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	4,450
3,295,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.40%, 3/01/28 (a)	3,127
		39,172
Iraq (USD) (1%)
7,315,000	Iraq International Bond 144A, 5.80%, 1/15/28 (a)	6,741

Principal or Shares	Security Description	Value (000)

Ivory Coast (USD) (2%)
5,735,000	Ivory Coast Government International Bond 144A, 5.38%, 7/23/24 (a)	$5,373
7,991,075	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (a)	7,264
8,740,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	7,600
		20,237
Jordan (USD) (1%)
6,800,000	Jordan Government International Bond 144A, 7.38%, 10/10/47 (a)	6,176
Kazakhstan (KZT) (0%)
2,550,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	5,976
Kazakhstan (USD) (1%)
6,400,000	Kazakhstan Temir Zholy National Co. JSC 144A, 4.85%, 11/17/27 (a)	6,309
5,985,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	5,730
4,700,000	KazMunayGas National Co. JSC 144A, 6.38%, 10/24/48 (a)	4,785
		16,824
Kenya (USD) (1%)
6,300,000	Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	6,149
3,110,000	Kenya Government International Bond 144A, 7.25%, 2/28/28 (a)	2,941
10,675,000	Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	9,777
		18,867
Lebanon (USD) (1%)
3,960,000	Lebanon Government International Bond, 6.20%, 2/26/25	3,248
3,125,000	Lebanon Government International Bond, 6.60%, 11/27/26	2,539
1,725,000	Lebanon Government International Bond, 6.65%, 11/03/28	1,370
2,685,000	Lebanon Government International Bond, 6.75%, 11/29/27	2,161
		9,318
Luxembourg (USD) (1%)
8,080,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	7,110
4,140,000	Millicom International Cellular SA 144A, 6.63%, 10/15/26 (a)	4,187
5,240,000	Nexa Resources SA 144A, 5.38%, 5/04/27 (a)	5,109
		16,406
Mexico (MXN) (1%)
32,700,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	1,076
206,720,000	Mexican Bonos, 8.00%, 12/07/23 MXN	9,899
		10,975
Mexico (USD) (6%)
3,095,000	Cemex SAB de CV 144A, 5.70%, 1/11/25 (a)	3,032
680,000	Cemex SAB de CV 144A, 7.75%, 4/16/26 (a)	719
9,213,645	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	8,935

86   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

5,961,712	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	$6,106
3,905,000	Mexichem SAB de CV 144A,
	4.00%, 10/04/27 (a)	3,475
5,730,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	5,264
4,660,000	Mexico Government International Bond, 4.15%, 3/28/27	4,440
2,730,000	Petroleos Mexicanos, 3.50%, 1/30/23	2,516
3,745,000	Petroleos Mexicanos, 4.88%, 1/24/22	3,702
1,373,000	Petroleos Mexicanos 144A, 6.35%, 2/12/48 (a)	1,146
2,420,000	Petroleos Mexicanos, 6.38%, 1/23/45	2,021
12,170,000	Petroleos Mexicanos, 6.50%, 3/13/27	11,811
3,420,000	Petroleos Mexicanos 144A, 6.50%, 1/23/29 (a)	3,279
2,630,000	Petroleos Mexicanos, 6.50%, 6/02/41	2,259
3,975,000	Petroleos Mexicanos, 6.63%, 6/15/35	3,657
12,139,000	Petroleos Mexicanos, 6.75%, 9/21/47	10,449
		72,811
Mongolia (USD) (2%)
5,380,000	Development Bank of Mongolia LLC 144A, 7.25%, 10/23/23 (a)	5,260
4,585,000	Mongolia Government International Bond, 5.13%, 12/05/22 (b)	4,354
1,210,000	Mongolia Government International Bond 144A, 5.13%, 12/05/22 (a)	1,149
4,460,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	4,262
1,660,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	1,790
13,308,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (a)	14,809
		31,624
Netherlands (USD) (3%)
2,670,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	2,387
3,370,000	MDC-GMTN BV 144A, 4.50%, 11/07/28 (a)	3,356
5,670,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	5,017
2,480,000	Nostrum Oil & Gas Finance BV 144A,
	7.00%, 2/16/25 (a)	2,009
13,195,000	Petrobras Global Finance BV, 6.00%, 1/27/28	12,548
5,710,000	Petrobras Global Finance BV, 8.75%, 5/23/26	6,389
3,505,000	Teva Pharmaceutical Finance Netherlands III BV,
	4.10%, 10/01/46	2,424
2,730,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.75%, 3/01/28	2,796
		36,926
Nigeria (USD) (2%)
7,965,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	7,333
5,480,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	5,054
4,710,000	Nigeria Government International Bond 144A, 7.63%, 11/28/47 (a)	4,167
5,120,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	4,631
6,610,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	6,384
		27,569

Principal or Shares	Security Description	Value (000)

Oman (USD) (2%)
4,130,000	Oman Government International Bond 144A, 4.75%, 6/15/26 (a)	$3,813
4,935,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	4,659
1,270,000	Oman Government International Bond 144A, 5.63%, 1/17/28 (a)	1,213
10,375,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	9,299
8,185,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	7,492
5,240,000	Oman Sovereign Sukuk SAOC 144A, 4.40%, 6/01/24 (a)	4,949
		31,425
Panama (USD) (1%)
8,675,000	Panama Government International Bond, 6.70%, 1/26/36	10,432
3,345,000	Panama Government International Bond, 9.38%, 4/01/29	4,649
		15,081
Peru (PEN) (1%)
15,320,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	4,538
8,900,000	Peruvian Government International Bond 144A, 6.95%, 8/12/31 PEN (a)	2,824
		7,362
Peru (USD) (2%)
2,883,792	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	3,226
5,860,000	Corp. Financiera de Desarrollo SA 144A, 4.75%, 7/15/25 (a)	5,853
5,060,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 144A, 6.38%, 6/01/28 (a)	5,146
5,440,000	Peru LNG Srl 144A, 5.38%, 3/22/30 (a)	5,407
5,990,000	Peruvian Government International Bond, 6.55%, 3/14/37	7,323
		26,955
Qatar (USD) (0%)
2,840,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	2,890
Russian Federation (RUB) (1%)
414,500,000	Russian Federal Bond - Ofz, 8.15%, 2/03/27 RUB	6,185
Russian Federation (USD) (1%)
6,200,000	Russian Foreign Bond - Eurobond,
	4.75%, 5/27/26 (b)	6,129
10,200,000	Russian Foreign Bond - Eurobond 144A, 5.25%, 6/23/47 (a)	9,464
		15,593
Saudi Arabia (USD) (0%)
4,840,000	Saudi Government International Bond 144A, 4.50%, 4/17/30 (a)	4,780
Senegal (USD) (1%)
4,145,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	3,596

Annual Report   87

Principal or Shares	Security Description	Value (000)

2,630,000	Senegal Government International Bond 144A, 6.75%, 3/13/48 (a)	$2,177
2,853,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	3,052
		8,825
South Africa (USD) (3%)
3,350,000	Eskom Holdings SOC Ltd. 144A,
	5.75%, 1/26/21 (a)	3,216
4,190,000	Eskom Holdings SOC Ltd. 144A,
	6.35%, 8/10/28 (a)	4,050
6,365,000	Eskom Holdings SOC Ltd. 144A,
	6.75%, 8/06/23 (a)	5,971
3,080,000	Eskom Holdings SOC Ltd. 144A,
	8.45%, 8/10/28 (a)	2,983
15,440,000	Republic of South Africa Government
	International Bond, 4.30%, 10/12/28	13,203
3,055,000	Republic of South Africa Government
	International Bond, 5.88%, 9/16/25	3,019
3,260,000	Republic of South Africa Government
	International Bond, 5.88%, 6/22/30	3,077
3,460,000	Transnet SOC Ltd. 144A, 4.00%, 7/26/22 (a)	3,238
		38,757
Spain (USD) (1%)
10,090,000	AI Candelaria Spain SLU 144A,
	7.50%, 12/15/28 (a)	9,964
Sri Lanka (USD) (2%)
1,570,000	Sri Lanka Government International Bond 144A, 5.75%, 4/18/23 (a)	1,415
3,800,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	3,515
9,675,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	8,306
3,015,000	Sri Lanka Government International Bond 144A, 6.25%, 7/27/21 (a)	2,873
1,070,000	Sri Lanka Government International Bond 144A, 6.75%, 4/18/28 (a)	946
6,308,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	5,685
8,695,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	7,913
		30,653
Turkey (USD) (3%)
2,160,000	Export Credit Bank of Turkey 144A,
	5.88%, 4/24/19 (a)	2,154
1,650,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	1,473
7,715,000	Turkey Government International Bond,
	4.25%, 4/14/26	6,374
7,945,000	Turkey Government International Bond,
	5.63%, 3/30/21	7,764
8,360,000	Turkey Government International Bond,
	6.00%, 3/25/27	7,558
6,150,000	Turkey Government International Bond,
	7.25%, 12/23/23	6,113
3,825,000	Turkey Government International Bond,
	7.38%, 2/05/25	3,803
		35,239

Principal or Shares	Security Description	Value (000)

Ukraine (USD) (3%)
3,015,000	Ukraine Government International Bond 144A, 0.00%, 5/31/40 (a)(d)	$1,556
10,600,000	Ukraine Government International Bond 144A, 7.38%, 9/25/32 (a)	8,863
1,883,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	1,857
14,363,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (a)	13,995
1,861,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	1,776
3,923,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (a)	3,689
4,368,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	4,026
1,653,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	1,483
5,450,000	Ukraine Government International Bond 144A, 8.99%, 2/01/24 (a)	5,412
		42,657
United Arab Emirates (USD) (1%)
9,695,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	9,200
5,410,000	DP World Ltd. 144A, 5.63%, 9/25/48 (a)	5,132
4,030,000	Ruwais Power Co. PJSC 144A,
	6.00%, 8/31/36 (a)	4,393
		18,725
United Kingdom (IDR) (1%)
108,542,000,000	Standard Chartered Bank/Singapore (Indonesia Treasury Bond) 144A, 8.25%, 5/19/36 IDR (a)	6,710
United Kingdom (INR) (0%)
28,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 INR (a)	372
195,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.61%, 5/13/30 INR (a)	2,559
43,000,000	Standard Chartered Bank/Singapore (India Government Bond), 9.34%, 8/27/24 INR	605
		3,536
United Kingdom (LKR) (0%)
460,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	2,600
572,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/25 LKR (a)	3,158
		5,758
United Kingdom (USD) (0%)
4,480,000	Vedanta Resources PLC 144A,
	6.13%, 8/09/24 (a)	3,975
United States (EGP) (2%)
153,600,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	8,593

88   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

140,000,000	Citigroup Global Markets Holdings Inc.
	(Arab Republic of Egypt), 0.00%,
	11/08/18 EGP	$7,832
73,000,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 12/13/18 EGP (a)	4,022
133,200,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/24/19 EGP (a)	7,164
		27,611
United States (IDR) (1%)
91,400,000,000	Indonesia Treasury Bond 144A, 5.63%, 5/17/23 IDR (a)	5,408
30,300,000,000	Indonesia Treasury Bond 144A, 8.38%, 3/17/34 IDR (a)	1,911
13,700,000,000	Indonesia Treasury Bond 144A, 11.00%, 9/17/25 IDR (a)	1,015
		8,334
United States (NGN) (1%)
1,712,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria), 0.00%, 12/03/18 NGN	4,704
1,570,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria) 144A, 0.00%, 2/18/19 NGN (a)	4,193
		8,897
United States (USD) (0%)
4,830,000	Terraform Global Operating LLC 144A,
	6.13%, 3/01/26 (a)	4,504
Uruguay (USD) (1%)
5,690,000	Uruguay Government International Bond,
	4.98%, 4/20/55	5,292
10,409,580	Uruguay Government International Bond,
	5.10%, 6/18/50	9,902
		15,194
Uruguay (UYU) (0%)
37,550,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	984
49,300,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	1,483
		2,467
Venezuela (USD) (1%)
6,975,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (e)(f)	1,273
6,620,000	Petroleos de Venezuela SA 144A,
	6.00%, 11/15/26 (a)(e)(f)	1,167
1,225,000	Petroleos de Venezuela SA 144A,
	8.50%, 10/27/20 (a)	1,148
5,540,000	Petroleos de Venezuela SA,
	9.00%, 11/17/21 (b)(e)(f)	1,190
2,640,000	Venezuela Government International Bond,
	7.00%, 3/31/38 (e)(f)	655
8,494,000	Venezuela Government International Bond,
	7.65%, 4/21/25 (e)(f)	2,177
4,385,000	Venezuela Government International Bond,
	7.75%, 10/13/19 (e)(f)	1,103
9,890,000	Venezuela Government International Bond,
	9.25%, 9/15/27 (e)(f)	2,547
		11,260

Principal or Shares	Security Description	Value (000)

Virgin Islands (British) (USD) (3%)
33,300,000	1MDB Global Investments Ltd.,
	4.40%, 3/09/23 (b)	$31,183
1,850,000	Arcos Dorados Holdings Inc. 144A,
	5.88%, 4/04/27 (a)	1,688
2,025,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 3.50%, 5/03/26 (a)	1,904
		34,775
Zambia (USD) (1%)
5,330,000	Zambia Government International Bond 144A, 5.38%, 9/20/22 (a)	3,610
2,115,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (a)	1,453
4,870,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	3,333
		8,396
Total Bonds (Cost - $1,348,069)		1,250,430
Investment Company (3%)
41,610,134	Payden Cash Reserves Money Market Fund *
	(Cost - $41,610)	41,610
Total Investments (Cost - $1,389,679) (101%)		1,292,040
Liabilities in excess of Other Assets (-1%)		(13,096)

Net Assets (100%)		$1,278,944

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $2,337 and the total market value of the collateral held by the Fund is $2,403. Amounts in 000s.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Non-income producing security.

Annual Report   89

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
BRL 87,894	USD 22,963	State Street Bank & Trust Co.	11/16/2018	$617
KZT 2,152,800	USD 5,688	HSBC Bank USA, N.A.	01/09/2019	49
RUB 587,710	USD 8,549	Barclays Bank PLC	11/19/2018	351
USD 5,448	MXN 109,080	Barclays Bank PLC	12/17/2018	120
USD 3,948	ZAR 58,580	HSBC Bank USA, N.A.	01/16/2019	16

				1,153

Liabilities:
USD 8,730	RUB 587,710	Barclays Bank PLC	11/19/2018	(169)
USD 3,577	INR 266,710	Barclays Bank PLC	12/17/2018	(10)
USD 22,137	BRL 87,894	State Street Bank & Trust Co.	11/16/2018	(1,444)
ZAR 58,580	USD 3,982	HSBC Bank USA, N.A.	01/16/2019	(50)

				(1,673)

Net Unrealized Appreciation (Depreciation)				$(520)

Open Futures Contracts to USD

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Short Contracts:
U.S. Ultra Bond Future	90	Dec-18	$(13,430)	$(3)	$(3)

Total Futures					$(3)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$2,337
of Assets and Liabilities[1]
Non-cash Collateral[2]	(2,337)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

90   Payden Mutual Funds

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Foreign Government	81%
Corporate	17%
Cash equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (ARS) (0%)
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$154
Brazil (BRL) (10%)
955,000	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/26 BRL	872
26,737,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21 BRL	7,445
30,446,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	8,402
15,800,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	4,258
		20,977
Chile (CLP) (2%)
700,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 4.00%, 3/01/23 CLP (a)	994
1,005,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	1,441
895,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/01/35 CLP	1,282
79,000,000	Republic of Chile, 5.50%, 8/05/20 CLP	117
		3,834
Colombia (COP) (6%)
540,000,000	Colombia Government International Bond, 7.75%, 4/14/21 COP	176
2,700,000,000	Colombian TES, 6.00%, 4/28/28 COP	774
7,545,000,000	Colombian TES, 7.00%, 5/04/22 COP	2,434
4,700,000,000	Colombian TES, 7.50%, 8/26/26 COP	1,512
5,870,000,000	Colombian TES, 7.75%, 9/18/30 COP	1,887
11,649,000,000	Colombian TES, 10.00%, 7/24/24 COP	4,221
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 COP (a)	293
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 COP (a)	369
1,245,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)	370

Principal or Shares	Security Description	Value (000)
1,036,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 2/01/21 COP (a)	$321
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (a)	509
		12,866
Czech Republic (CZK) (4%)
16,400,000	Czech Republic Government Bond,
	0.95%, 5/15/30 CZK	623
22,900,000	Czech Republic Government Bond,
	2.40%, 9/17/25 CZK	1,024
44,000,000	Czech Republic Government Bond,
	3.85%, 9/29/21 CZK	2,042
80,000,000	Czech Republic Government Bond,
	4.70%, 9/12/22 CZK	3,882
		7,571
Dominica Republic (DOP) (1%)
78,400,000	Dominican Republic International Bond 144A, 8.90%, 2/15/23 DOP (a)	1,565
Georgia (GEL) (0%)
1,185,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	441
Hungary (HUF) (3%)
104,000,000	Hungary Government Bond, 2.50%, 10/27/21 HUF	372
650,000,000	Hungary Government Bond, 3.00%, 10/27/27 HUF	2,177
187,000,000	Hungary Government Bond, 5.50%, 6/24/25 HUF	745
154,000,000	Hungary Government Bond, 6.00%, 11/24/23 HUF	628
488,610,000	Hungary Government Bond, 7.00%, 6/24/22 HUF	1,995
		5,917
Indonesia (IDR) (6%)
45,750,000,000	Indonesia Treasury Bond, 5.63%, 5/15/23 IDR	2,707

Annual Report   91

Principal or Shares	Security Description	Value (000)
24,700,000,000	Indonesia Treasury Bond, 8.25%, 6/15/32 IDR	$1,550
12,926,000,000	Indonesia Treasury Bond, 8.25%, 5/15/36 IDR	799
16,400,000,000	Indonesia Treasury Bond, 8.38%, 3/15/24 IDR	1,071
37,700,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26 IDR	2,455
4,500,000,000	Indonesia Treasury Bond, 8.38%, 3/15/34 IDR	284
22,500,000,000	Jasa Marga Persero Tbk PT 144A, 7.50%, 12/11/20 IDR (a)	1,408
21,440,000,000	Wijaya Karya Persero Tbk PT 144A, 7.70%, 1/31/21 IDR (a)	1,329
		11,603
Kazakhstan (KZT) (1%)
620,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	1,453
Luxembourg (BRL) (1%)
6,650,000	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (a)	1,752
Malaysia (MYR) (4%)
1,070,000	Malaysia Government Bond, 3.84%, 4/15/33 MYR	236
6,510,000	Malaysia Government Bond, 3.89%, 3/15/27 MYR	1,530
5,505,000	Malaysia Government Bond, 4.18%, 7/15/24 MYR	1,328
18,255,000	Malaysia Government Bond, 4.39%, 4/15/26 MYR	4,418
2,560,000	Malaysia Government Bond, 4.50%, 4/15/30 MYR	612
		8,124
Mexico (MXN) (9%)
72,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN	320
10,700,000	Comision Federal de Electricidad, 7.35%, 11/25/25 MXN	464
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	239
16,300,000	Mexican Bonos, 5.75%, 3/05/26 MXN	672
27,400,000	Mexican Bonos, 7.75%, 5/29/31 MXN	1,231
18,220,000	Mexican Bonos, 7.75%, 11/23/34 MXN	806
59,720,000	Mexican Bonos, 7.75%, 11/13/42 MXN	2,561
102,650,000	Mexican Bonos, 8.00%, 6/11/20 MXN	5,011
48,850,000	Mexican Bonos, 8.00%, 12/07/23 MXN	2,339
48,800,000	Mexican Bonos, 8.50%, 5/31/29 MXN	2,339
16,803,100	Mexican Bonos, 10.00%, 12/05/24 MXN	877
9,200,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN	383
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 MXN (a)	750
		17,992
Peru (PEN) (4%)
3,000,000	Banco de Credito del Peru 144A, 4.85%, 10/30/20 PEN (a)	895
7,840,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	2,322
3,990,000	Republic of Peru 144A, 5.70%, 8/12/24 PEN (a)	1,231
3,405,000	Republic of Peru 144A, 6.35%, 8/12/28 PEN (a)	1,051
500,000	Republic of Peru 144A, 6.90%, 8/12/37 PEN (a)	155
4,030,000	Republic of Peru 144A, 6.95%, 8/12/31 PEN (a)	1,279
1,026,000	Republic of Peru 144A, 8.20%, 8/12/26 PEN (a)	355
		7,288

Principal or Shares	Security Description	Value (000)
Poland (PLN) (9%)
4,500,000	Poland Government Bond, 2.00%, 4/25/21 PLN	$1,181
3,060,000	Poland Government Bond, 5.75%, 10/25/21 PLN	888
7,005,000	Republic of Poland Government Bond, 1.75%, 7/25/21 PLN	1,828
15,090,000	Republic of Poland Government Bond, 2.25%, 4/25/22 PLN	3,954
3,600,000	Republic of Poland Government Bond, 2.50%, 7/25/27 PLN	894
6,000,000	Republic of Poland Government Bond, 2.75%, 4/25/28 PLN	1,507
17,500,000	Republic of Poland Government Bond, 3.25%, 7/25/25 PLN	4,663
9,200,000	Republic of Poland Government Bond, 4.00%, 10/25/23 PLN	2,569
4,050,000	Republic of Poland Government Bond, 5.25%, 10/25/20 PLN	1,132
		18,616
Russian Federation (RUB) (8%)
155,600,000	Russian Federal Bond - OFZ, 7.00%, 1/25/23 RUB	2,274
394,800,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28 RUB	5,478
128,720,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21 RUB	1,940
439,200,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 RUB	6,554
		16,246
South Africa (ZAR) (8%)
32,000,000	Republic of South Africa, 8.88%, 2/28/35 ZAR	1,956
13,500,000	Republic of South Africa Government Bond, 7.75%, 2/28/23 ZAR	886
52,000,000	Republic of South Africa Government Bond, 8.25%, 3/31/32 ZAR	3,073
77,000,000	Republic of South Africa Government Bond, 8.50%, 1/31/37 ZAR	4,504
76,000,000	Republic of South Africa Government Bond, 8.75%, 1/31/44 ZAR	4,451
15,460,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR	1,112
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 ZAR (a)	745
		16,727
Thailand (THB) (5%)
73,000,000	Thailand Government Bond, 3.40%, 6/17/36 THB	2,249
81,100,000	Thailand Government Bond, 3.63%, 6/16/23 THB	2,580
170,000	Thailand Government Bond, 3.65%, 12/17/21 THB	5
163,800,000	Thailand Government Bond, 4.88%, 6/22/29 THB	5,800
		10,634
Turkey (TRY) (5%)
3,017,073	Turkey Government Bond, 3.00%, 2/23/22 TRY	533
7,200,000	Turkey Government Bond, 7.10%, 3/08/23 TRY	841
225,000	Turkey Government Bond, 7.40%, 2/05/20 TRY	34

92   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,100,000	Turkey Government Bond, 8.00%, 3/12/25 TRY	$237
13,250,000	Turkey Government Bond, 8.80%, 9/27/23 TRY	1,638
3,070,000	Turkey Government Bond, 9.00%, 7/24/24 TRY	387
4,250,000	Turkey Government Bond, 9.40%, 7/08/20 TRY	629
2,550,000	Turkey Government Bond, 9.50%, 1/12/22 TRY	337
3,420,000	Turkey Government Bond, 10.40%, 3/20/24 TRY	448
6,470,000	Turkey Government Bond, 10.60%, 2/11/26 TRY	826
26,340,000	Turkey Government Bond, 11.00%, 3/02/22 TRY	3,671
		9,581
United Kingdom (IDR) (1%)
17,000,000,000	Standard Chartered Bank (Indonesia Government Bond) 144A, 8.25%, 5/19/36 IDR (a)	1,051
23,400,000,000	Standard Chartered Bank/Singapore (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	1,476
		2,527
United Kingdom (INR) (1%)
55,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 INR (a)	732
85,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.61%, 5/13/30 INR (a)	1,115
13,000,000	Standard Chartered Bank/Singapore (India Government Bond), 9.34%, 8/27/24 INR	183
		2,030
United Kingdom (LKR) (0%)
160,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	905
United Kingdom (NGN) (1%)
465,000,000	HSBC Bank PLC (Federal Republic of Nigeria) 144A, 0.00%, 11/05/18 NGN (a)	1,281
United States (EGP) (3%)
28,000,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	1,567
24,100,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	1,348
11,400,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 12/13/18 EGP (a)	628
34,200,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/24/19 EGP (a)	1,839
		5,382
United States (IDR) (3%)
21,000,000,000	Indonesia Treasury Bond 144A, 5.63%, 5/17/23 IDR (a)	1,243
5,500,000,000	Indonesia Treasury Bond 144A, 8.38%, 3/19/24 IDR (a)	359
18,740,000,000	Indonesia Treasury Bond 144A, 8.38%, 9/17/26 IDR (a)	1,221

Principal or Shares	Security Description	Value (000)

10,000,000,000	Indonesia Treasury Bond 144A, 8.75%, 5/19/31 IDR (a)	$657
49,194,000,000	Indonesia Treasury Bond 144A, 9.50%, 7/17/31 IDR (a)	3,413
4,000,000,000	Indonesia Treasury Bond 144A, 11.00%, 9/17/25 IDR (a)	296
		7,189
United States (NGN) (1%)
368,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria), 0.00%, 12/03/18 NGN	1,011
400,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria) 144A, 0.00%, 2/18/19 NGN (a)	1,068
		2,079
United States (UAH) (1%)
56,000,000	Citigroup Global Markets Holdings Inc.
	(Republic of Ukrain) 144A, 13.41%, 10/17/22 UAH (a)	1,793
Uruguay (UYU) (0%)
10,970,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	288
18,200,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	547
		835
Total Bonds (Cost - $229,437)		197,362
Investment Company (2%)
3,828,106	Payden Cash Reserves Money Market Fund * (Cost - $3,828)	3,828
Total Investments (Cost - $233,265) (99%)		201,190
Other Assets, net of Liabilities (1%)		2,788
Net Assets (100%)		$203,978

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Annual Report   93

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
ARS 51,935	USD 1,269	BNP PARIBAS	11/01/2018	$176
ARS 50,000	USD 1,205	BNP PARIBAS	02/01/2019	32
BRL 14,654	USD 3,741	State Street Bank & Trust Co.	11/16/2018	190
KZT 509,100	USD 1,343	HSBC Bank USA, N.A.	01/09/2019	14
RUB 167,230	USD 2,435	Barclays Bank PLC	11/19/2018	98
USD 2,030	PLN 7,769	Barclays Bank PLC	11/21/2018	4
USD 1,998	MXN 38,780	Barclays Bank PLC	12/17/2018	104
USD 686	MYR 2,856	Barclays Bank PLC	01/15/2019	4
USD 7,042	CZK 160,060	BNP PARIBAS	11/30/2018	48
USD 830	ZAR 12,320	HSBC Bank USA, N.A.	01/16/2019	3

				673

Liabilities:
CLP 985,300	USD 1,430	BNP PARIBAS	12/12/2018	(14)
COP 6,322,000	USD 2,089	HSBC Bank USA, N.A.	12/20/2018	(129)
CZK 193,140	USD 8,911	BNP PARIBAS	11/30/2018	(471)
HUF 834,000	USD 3,034	Barclays Bank PLC	12/21/2018	(111)
MXN 38,780	USD 2,024	Barclays Bank PLC	12/17/2018	(130)
MYR 7,261	USD 1,745	Barclays Bank PLC	01/15/2019	(11)
PLN 6,636	USD 1,762	Barclays Bank PLC	11/21/2018	(32)
PLN 1,133	USD 310	Barclays Bank PLC	11/21/2018	(15)
THB 214,490	USD 6,626	Barclays Bank PLC	01/25/2019	(134)
USD 2,484	RUB 167,230	Barclays Bank PLC	11/19/2018	(48)
USD 2,049	INR 152,750	Barclays Bank PLC	12/17/2018	(5)
USD 3,146	BRL 12,387	State Street Bank & Trust Co.	11/16/2018	(177)
ZAR 12,320	USD 837	HSBC Bank USA, N.A.	01/16/2019	(11)

				(1,288)

Net Unrealized Appreciation (Depreciation)				$(615)

Open Futures Contracts to USD

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 10-Year Note Future	28	Dec-18	$(3,316)	$50	$50
U.S. Ultra Bond Future	12	Dec-18	(1,791)	—	—

Total Futures					$50

See notes to financial statements.

94   Payden Mutual Funds

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Corporate	88%
Foreign Government	3%
Cash equivalent	9%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)
Bonds (95%)
Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$35
Argentina (USD) (3%)
445,000	Argentine Republic Government International Bond, 6.25%, 4/22/19	449
230,000	Capex SA 144A, 6.88%, 5/15/24 (a)	192
180,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	155
220,000	Transportadora de Gas del Sur SA 144A, 6.75%, 5/02/25 (a)	207
425,000	YPF SA 144A, 8.88%, 12/19/18 (a)	426
		1,429
Austria (USD) (1%)
220,000	JBS Investments II GmbH 144A, 7.00%, 1/15/26 (a)	218
Bermuda (USD) (5%)
210,000	CBQ Finance Ltd., 2.88%, 6/24/19	209
200,000	CBQ Finance Ltd. 144A, 7.50%, 11/18/19 (a)	206
205,000	Digicel Group Ltd. 144A, 8.25%, 9/30/20 (a)	147
710,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	709
295,000	Inkia Energy Ltd. 144A, 5.88%, 11/09/27 (a)	280
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	205
205,000	Ooredoo International Finance Ltd. 144A, 7.88%, 6/10/19 (a)	211
335,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (a)	314
		2,281
Brazil (BRL) (1%)
900,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	243
Brazil (USD) (3%)
710,000	JBS USA LUX SA/JBS USA Finance Inc. 144A, 6.75%, 2/15/28 (a)	685

Principal or Shares	Security Description	Value (000)
624,612	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	$484
		1,169
Canada (USD) (4%)
420,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	422
200,000	First Quantum Minerals Ltd. 144A, 6.88%, 3/01/26 (a)	174
460,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (a)	450
225,000	First Quantum Minerals Ltd. 144A, 7.25%, 5/15/22 (a)	216
457,718	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	428
		1,690
Cayman Islands (USD) (7%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (a)	197
462,000	Baidu Inc., 3.50%, 11/28/22	453
295,000	Braskem Finance Ltd. 144A, 5.38%, 5/02/22 (a)	300
445,000	Dar Al-Arkan Sukuk Co., Ltd., 6.50%, 5/28/19	447
735,000	Gran Tierra Energy International Holdings Ltd. 144A, 6.25%, 2/15/25 (a)	706
200,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (a)	196
320,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (a)	324
185,871	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 7.35%, 12/01/26 (a)	116
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, 1/03/67 (a)	2
330,000	Saudi Electricity Global Sukuk Co. 2 144A, 5.06%, 4/08/43 (a)	317
150,000	Transocean Pontus Ltd. 144A, 6.13%, 8/01/25 (a)	149

Annual Report   95

Principal or Shares	Security Description	Value (000)
75,000	Vale Overseas Ltd., 6.25%, 8/10/26	$80
		3,287
Chile (USD) (1%)
220,000	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	216
410,607	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	399
		615
China (USD) (1%)
590,000	Bank of China Ltd./Hong Kong, 2.88%, 6/30/20	582
Colombia (USD) (2%)
215,000	Banco de Bogota SA 144A, 4.38%, 8/03/27 (a)	201
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	219
244,000	Ecopetrol SA, 5.88%, 5/28/45	233
465,000	GrupoSura Finance SA 144A, 5.50%, 4/29/26 (a)	470
		1,123
Costa Rica (USD) (0%)
200,000	Banco Nacional de Costa Rica 144A, 5.88%, 4/25/21 (a)	192
France (USD) (2%)
420,000	Altice France SA/France 144A, 8.13%, 2/01/27 (a)	417
380,000	Numericable-SFR SA 144A, 7.38%, 5/01/26 (a)	365
		782
Georgia (USD) (0%)
200,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	205
Hong Kong (USD) (2%)
420,000	ICBCIL Finance Co. Ltd. 144A, 3.20%, 11/10/20 (a)	415
265,000	Swire Properties MTN Financing Ltd., 4.38%, 6/18/22	270
		685
India (USD) (2%)
305,000	Adani Ports & Special Economic Zone Ltd. 144A, 4.00%, 7/30/27 (a)	273
240,000	Adani Transmission Ltd. 144A, 4.00%, 8/03/26 (a)	211
205,000	GMR Hyderabad International Airport Ltd. 144A, 4.25%, 10/27/27 (a)	171
200,000	IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20	197
		852
Indonesia (IDR) (0%)
2,800,000,000	Jasa Marga Persero Tbk PT 144A, 7.50%, 12/11/20 IDR (a)	175
Ireland (USD) (2%)
490,000	C&W Senior Financing DAC 144A, 7.50%, 10/15/26 (a)	492
210,000	Phosagro OAO via Phosagro Bond Funding DAC 144A, 3.95%, 11/03/21 (a)	204
		696
Israel (USD) (1%)
400,000	Israel Electric Corp. Ltd. 144A, 7.25%, 1/15/19 (a)	403

Principal or Shares	Security Description	Value (000)
Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	$164
Luxembourg (USD) (6%)
650,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	572
219,595	ARD Securities Finance SARL 144A, 8.75%, 1/31/23 (a)	212
260,000	Gazprom OAO Via Gaz Capital SA 144A,
	4.95%, 3/23/27 (a)	249
430,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 2/06/28 (a)	411
455,000	Millicom International Cellular SA 144A, 6.63%, 10/15/26 (a)	460
710,000	Nexa Resources SA 144A, 5.38%, 5/04/27 (a)	692
		2,596
Mexico (USD) (8%)
225,000	America Movil SAB de CV, 3.13%, 7/16/22	220
415,000	Banco Mercantil del Norte SA/Grand Cayman 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.447%) 5.75%, 10/04/31 (a)(b)	381
885,000	Cemex SAB de CV 144A, 6.13%, 5/05/25 (a)	885
197,400	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	192
455,000	Cydsa SAB de CV 144A, 6.25%, 10/04/27 (a)	425
240,000	Elementia SAB de CV 144A, 5.50%, 1/15/25 (a)	223
243,482	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	249
225,000	Mexichem SAB de CV 144A, 4.88%, 9/19/22 (a)	224
200,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	184
246,319	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	240
200,000	Trust F/1401 144A, 5.25%, 12/15/24 (a)	200
360,000	Unifin Financiera SAB de CV SOFOM ENR 144A, 7.00%, 1/15/25 (a)	334
		3,757
Morocco (USD) (1%)
200,000	BMCE Bank, 6.25%, 11/27/18	200
225,000	OCP SA 144A, 6.88%, 4/25/44 (a)	236
		436
Netherlands (USD) (10%)
200,000	Bharti Airtel International Netherlands BV 144A, 5.13%, 3/11/23 (a)	195
235,000	Equate Petrochemical BV 144A, 3.00%, 3/03/22 (a)	225
200,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	179
525,000	Lukoil International Finance BV 144A, 4.75%, 11/02/26 (a)	516
435,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	385
200,000	Myriad International Holdings BV 144A, 4.85%, 7/06/27 (a)	194
220,000	Myriad International Holdings BV 144A, 5.50%, 7/21/25 (a)	226
200,000	Nostrum Oil & Gas Finance BV 144A, 7.00%, 2/16/25 (a)	162
165,000	Petrobras Global Finance BV, 6.13%, 1/17/22	171

96   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,380,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28 (c)	$1,413
875,000	VTR Finance BV 144A, 6.88%, 1/15/24 (a)	889
		4,555
Nigeria (USD) (0%)
216,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	199
Panama (USD) (0%)
200,000	Banco General SA 144A, 4.13%, 8/07/27 (a)	187
Paraguay (USD) (1%)
425,000	Banco Regional SAECA 144A, 8.13%, 1/24/19 (a)	427
Peru (PEN) (0%)
300,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	89
Peru (USD) (4%)
197,520	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	221
385,000	Banco Internacional del Peru SAA Interbank 144A, (3 mo. LIBOR USD + 5.760%) 6.63%, 3/19/29 (a)(b)	411
440,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 144A, 6.38%, 6/01/28 (a)	447
220,000	Peru LNG Srl 144A, 5.38%, 3/22/30 (a)	219
200,000	SAN Miguel Industrias Pet SA 144A, 4.50%, 9/18/22 (a)	192
420,000	Scotiabank Peru SAA 144A, (3 mo. LIBOR USD + 3.856%) 4.50%, 12/13/27 (a)(b)	418
		1,908
Qatar (USD) (1%)
300,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	324
Singapore (USD) (1%)
240,000	BOC Aviation Ltd. 144A, 2.75%, 9/18/22 (a)	228
200,000	Marble II Pte Ltd. 144A, 5.30%, 6/20/22 (a)	194
		422
Spain (USD) (1%)
360,000	AI Candelaria Spain SLU 144A, 7.50%, 12/15/28 (a)	356
Thailand (USD) (0%)
200,000	Krung Thai Bank PCL/Cayman Islands, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.535%) 5.20%, 12/26/24 (b)	202
Turkey (USD) (2%)
265,000	Akbank T.A.S. 144A, 5.00%, 10/24/22 (a)	243
230,000	Turkiye Garanti Bankasi AS 144A, 4.75%, 10/17/19 (a)	227
200,000	Turkiye Garanti Bankasi AS 144A, 5.25%, 9/13/22 (a)	185
210,000	Turkiye Is Bankasi 144A, 5.50%, 4/21/22 (a)	182
		837
Ukraine (USD) (0%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	212

Principal or Shares	Security Description	Value (000)
United Arab Emirates (USD) (5%)
240,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	$228
325,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	308
215,000	Dolphin Energy Ltd. LLC 144A, 5.50%, 12/15/21 (a)	226
353,420	Dolphin Energy Ltd. LLC 144A, 5.89%, 6/15/19 (a)	357
200,000	DP World Ltd. 144A, 5.63%, 9/25/48 (a)	190
300,000	DP World Ltd. 144A, 6.85%, 7/02/37 (a)	335
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)	265
225,000	Oztel Holdings SPC Ltd. 144A, 5.63%, 10/24/23 (a)	225
200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	218
		2,352
United Kingdom (USD) (2%)
450,000	MARB BondCo PLC 144A, 6.88%, 1/19/25 (a)	424
200,000	Petra Diamonds U.S. Treasury PLC 144A, 7.25%, 5/01/22 (a)	193
210,000	Vedanta Resources PLC 144A, 6.13%, 8/09/24 (a)	186
200,000	Vedanta Resources PLC 144A, 7.13%, 5/31/23 (a)	189
		992
United States (EGP) (1%)
5,100,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt), 0.00%, 11/08/18 EGP	285
5,800,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/24/19 EGP (a)	312
		597
United States (IDR) (1%)
4,300,000,000	Indonesia Treasury Bond 144A, 5.63%, 5/17/23 IDR (a)	254
United States (NGN) (1%)
105,000,000	Citigroup Global Markets Holdings Inc. (Federal Republic of Nigeria) 144A, 0.00%, 2/18/19 NGN (a)	280
United States (USD) (11%)
225,000	California Resources Corp., 5.00%, 1/15/20	212
245,000	Chesapeake Energy Corp., 7.00%, 10/01/24	240
200,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (a)	202
220,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%) 4.43%, 10/25/30 (b)	220
140,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%) 4.48%, 8/25/30 (b)	141
215,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%) 4.58%, 9/25/30 (b)	215
340,000	GOBP Holdings Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.250%) 9.53%, 10/22/26 (d)	341

Annual Report   97

Principal or Shares	Security Description	Value (000)
137,591	Golden Nugget Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 5.23%, 10/04/23 (d)	$138
140,000	K-Mac Holdings Corp. Term Loan B 2L, (LIBOR USD 3-Month + 6.750%) 9.03%, 3/16/26 (d)	141
210,000	Navient Corp., 5.00%, 10/26/20	212
323,367	Nexeo Solutions LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 5.66%, 6/09/23 (d)	325
322,000	Southern Copper Corp., 5.25%, 11/08/42	315
285,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%) 6.03%, 4/25/43 (a)(b)	299
160,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.000%) 9.30%, 2/01/26 (d)	162
893,000	Terraform Global Operating LLC 144A, 6.13%, 3/01/26 (a)	833
530,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	515
323,346	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.30%, 6/27/23 (d)	323
		4,834
Virgin Islands (British) (USD) (2%)
120,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (a)	110
400,000	Sinopec Group Overseas Development 2015 Ltd. 144A, 2.50%, 4/28/20 (a)	394
200,000	Studio City Co. Ltd. 144A, 7.25%, 11/30/21 (a)	205
		709
Total Bonds (Cost - $44,547)		43,351

Principal or Shares	Security Description	Value (000)
Investment Company (4%)
	1,800,024 Payden Cash Reserves Money Market Fund * (Cost - $1,800)	$1,800
Total Investments (Cost - $46,347) (99%)		45,151
Other Assets, net of Liabilities (1%)		270
Net Assets (100%)		$45,421

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(c)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $227 and the total market value of the collateral held by the Fund is $232. Amounts in 000s.

(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
BRL 984	USD 262	State Street Bank & Trust Co.	11/16/2018	$2
KZT 56,000	USD 148	HSBC Bank USA, N.A.	01/09/2019	1
RUB 8,940	USD 130	Barclays Bank PLC	11/19/2018	5
USD 152	ZAR 2,250	HSBC Bank USA, N.A.	01/16/2019	1

				9

Liabilities:
USD 133	RUB 8,940	Barclays Bank PLC	11/19/2018	(2)
USD 249	BRL 984	State Street Bank & Trust Co.	11/16/2018	(15)
ZAR 2,250	USD 153	HSBC Bank USA, N.A.	01/16/2019	(2)

				(19)

Net Unrealized Appreciation (Depreciation)				$(10)

98   Payden Mutual Funds

Open Future Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Short Contracts:
U.S. Ultra Bond Future	4	Dec-18	$(597)	$(2)	$(2)

Total Futures					$(2)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$227
of Assets and Liabilities[1]
Non-cash Collateral[2]	(227)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   99

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Financial	25%
Energy	15%
Technology	13%
Healthcare	12%
Industrial	10%
Other	25%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2018

Principal or Shares	Security Description	Value (000)

Stocks (95%)
Common Stock (82%)
Consumer Discretionary (6%)
64,800	Home Depot Inc.	$11,397
251,400	Las Vegas Sands Corp.	12,829
133,200	McDonald’s Corp.	23,563
189,800	Six Flags Entertainment Corp.	10,223
246,100	Starbucks Corp.	14,340
		72,352
Consumer Staple (8%)
202,400	Altria Group Inc.	13,164
96,400	Costco Wholesale Corp.	22,040
417,400	General Mills Inc.	18,282
108,400	PepsiCo Inc.	12,182
325,900	Philip Morris International Inc.	28,702
		94,370
Energy (7%)
191,100	Exxon Mobil Corp.	15,227
673,200	Kinder Morgan Inc./DE	11,458
244,200	ONEOK Inc.	16,020
172,700	Phillips 66	17,757
220,300	Targa Resources Corp.	11,383
150,900	Valero Energy Corp.	13,745
		85,590
Financial (17%)
103,700	Allianz SE	21,663
747,100	Bank of America Corp.	20,545
151,500	Bank of Montreal	11,323
213,900	BB&T Corp.	10,515
212,000	Citigroup Inc.	13,878
297,600	JPMorgan Chase & Co.	32,444
280,600	MetLife Inc.	11,558
535,100	Morgan Stanley	24,433
199,500	SunTrust Banks Inc.	12,501
423,200	Toronto-Dominion Bank	23,471
345,800	US. Bancorp	18,075
		200,406
Healthcare (12%)
127,000	AbbVie Inc.	9,887

Principal or Shares	Security Description	Value (000)

127,000	Amgen Inc.	$24,484
194,400	Eli Lilly & Co.	21,081
242,400	Gilead Sciences Inc.	16,527
85,300	Johnson & Johnson	11,941
415,700	Merck & Co. Inc.	30,600
630,900	Pfizer Inc.	27,166
		141,686
Industrial (9%)
59,800	Boeing Co.	21,221
451,100	Delta Air Lines Inc.	24,689
165,200	Emerson Electric Co.	11,214
96,400	Lockheed Martin Corp.	28,327
107,100	United Parcel Service Inc.	11,410
179,200	Waste Management Inc.	16,033
		112,894
Material (1%)
148,400	DowDuPont Inc.	8,002
Technology (13%)
562,500	Cisco Systems Inc.	25,734
271,700	Intel Corp.	12,737
361,500	Maxim Integrated Products Inc.	18,082
302,800	Microsoft Corp.	32,342
278,400	Paychex Inc.	18,233
375,000	QUALCOMM Inc.	23,584
207,500	Texas Instruments Inc.	19,262
63,400	Tokyo Electron Ltd.	8,813
		158,787
Telecommunication (3%)
516,200	Verizon Communications Inc.	29,470
Utility (6%)
252,000	American Electric Power Co. Inc.	18,487
158,300	Consolidated Edison Inc.	12,031
113,500	DTE Energy Co.	12,757
148,900	Duke Energy Corp.	12,303
338,700	FirstEnergy Corp.	12,627
		68,205
Total Common Stock		971,762

100   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Master Limited Partnership (8%)
746,400	Antero Midstream Partners LP	$22,504
1,287,808	Energy Transfer LP	20,012
1,130,500	Enterprise Products Partners LP	30,320
379,100	Magellan Midstream Partners LP	23,383
Total Master Limited Partnership		96,219
Preferred Stock (1%)
95,700	Bank of America Corp., 6.625%	2,470
103,000	BB&T Corp., 5.625%	2,580
208,000	Goldman Sachs Group Inc., 5.50%	5,250
110,900	US Bancorp, 6.50%	2,996
Total Preferred Stock		13,296
Real Estate Investment Trust (5%)
48,800	Alexandria Real Estate Equities Inc.	5,965
69,000	AvalonBay Communities Inc.	12,101
111,300	Crown Castle International Corp.	12,103
192,800	Digital Realty Trust Inc.	19,908
189,900	Prologis Inc.	12,243
Total Real Estate Investment Trust		62,320
Total Stocks (Cost - $994,060)		1,143,597
Corporate Bonds (3%)
3,050,000	CenterPoint Energy Inc., (3 mo. LIBOR USD + 3.270%) 6.13%, (a)(b)	3,084
1,906,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%) 5.80%, (a)(b)(c)	1,879
6,000,000	Citigroup Inc., (3 mo. LIBOR USD + 3.423%) 6.30%, (a)(b)	5,972
6,100,000	Citizens Financial Group Inc., (3 mo. LIBOR USD + 3.003%) 6.00%, (a)(b)(c)	6,054
6,000,000	Citizens Financial Group Inc., (3 mo. LIBOR USD + 3.157%) 6.38%, (a)(b)	6,014
6,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.436%) 6.50%, (a)(b)	5,655
4,414,000	Huntington Bancshares Inc./OH, (3 mo. LIBOR USD + 2.880%) 5.70%, (a)(b)	4,334
2,800,000	Land O’ Lakes Inc. 144A, 7.00%, (a)	2,802
Total Corporate Bonds (Cost - $35,861)		35,794
Investment Company (1%)
14,138,505	Payden Cash Reserves Money Market Fund *
	(Cost - $14,138)	14,138

Total Investments (Cost - $1,044,059) (100%)		1,193,529
Liabilities in excess of Other Assets (0%)		(697)

Net Assets (100%)		$1,192,832
*	Affiliated investment
(a)	Perpetual security with no stated maturity date.
(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(c)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $440 and the total market value of the collateral held by the Fund is $460. Amounts in 000s.

Annual Report   101

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 23,244	EUR 20,056	Citibank, N.A.	11/08/2018	$513
USD 36,718	CAD 47,492	Royal Bank of Canada	11/08/2018	637

				1,150

Liabilities:
USD 9,126	JPY 1,034,900	Barclays Bank PLC	11/08/2018	(51)

Net Unrealized Appreciation (Depreciation)				$1,099

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$440
Non-cash Collateral[2]	(440)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

102   Payden Mutual Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

October 31, 2018

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$230,260	$787,592	$1,203,088
Affiliated investments, at value **	—	1,698	6,945
Repurchase agreements, at value ***	100,000	—	—
Foreign cash ****	—	59	—
Cash	—	2	—
Cash pledged for financial futures contracts	—	—	—
Receivable for:
Interest and dividends	66	2,714	6,611
Paydowns	—	—	—
Investments sold	—	1,661	1,417
Fund shares sold	75	2,480	786
Futures	—	—	103
Forward currency contracts	—	227	56
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	—	15	—
Other assets	27	58	55

Total Assets	330,428	796,506	1,219,061

LIABILITIES:
Payable for:
Bank overdraft	—	—	7
Forward currency contracts	—	—	—
Investments purchased	—	10,452	3,289
Fund shares redeemed	—	194	2,301
Futures	—	—	48
Options written *****	—	—	—
Unfunded floating rate loan interests	—	—	—
Distributions payable	318	215	168
Liability for securities on loan (Note 2)	—	470	253
Accrued expenses:
Investment advisory fees (Note 3)	4	—	171
Administration fees (Note 3)	41	101	151
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	2	5	6
Other liabilities	67	248	359

Total Liabilities	432	11,685	6,753

NET ASSETS	$329,996	$784,821	$1,212,308

NET ASSETS:
Paid in capital	$329,990	$785,824	$1,231,361
Distributable Earnings	6	(1,003)	(19,053)

NET ASSETS	$329,996	$784,821	$1,212,308

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$329,996	$784,821	$1,212,308
Shares Outstanding	329,984	82,941	122,291
Net Asset Value Per Share	$ 1.00	$ 9.46	$ 9.91

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$230,260	$788,710	$1,212,593
** Affiliated investments, at cost	—	1,698	6,945
*** Repurchase agreements, at cost	100,000	—	—
**** Foreign cash, at cost	—	60	—
***** Options written, at cost	—	—	—

See notes to financial statements.

104   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$36,767	$232,748	$ 992,741	$290,531	$202,631	$137,526	$151,837
700	1,703	12,594	6,342	1,290	5,340	3,452
—	—	—	—	—	—	—
—	—	9	—	5	45	—
4	—	3,412	—	54	8	47
—	—	558	569	—	—	—
112	528	6,894	2,857	1,521	657	518
—	—	—	—	—	—	—
135	5,073	32,564	—	1,185	328	1,374
1	18	310	1,532	2,363	6	—
—	—	234	71	13	—	—
—	—	468	—	150	157	—
—	—	63	—	14	4	—
—	—	—	—	—	—	—
9	16	57	24	16	24	23

37,728	240,086	1,049,904	301,926	209,242	144,095	157,251

—	—	—	—	—	—	—
—	—	292	—	62	36	—
—	80,313	117,564	1,146	3,080	3,377	795
2	159	208	225	19	23	2
—	—	105	125	45	2	—
—	—	848	—	178	127	—
—	—	—	—	—	—	1
—	37	—	—	—	—	—
—	—	—	1,470	788	1,143	—
—	5	202	88	64	41	52
5	21	119	37	26	18	20
—	—	12	—	—	—	—
—	1	5	1	1	1	1
43	157	222	126	85	72	76

50	80,693	119,577	3,218	4,348	4,840	947

$37,678	$159,393	$ 930,327	$298,708	$204,894	$139,255	$156,304

$46,210	$202,662	$ 966,174	$308,574	$209,920	$140,403	$157,935
(8,532)	(43,269)	(35,847)	(9,866)	(5,026)	(1,148)	(1,631)

$37,678	$159,393	$ 930,327	$298,708	$204,894	$139,255	$156,304

—	—	$ 29,799	—	—	—	—
—	—	2,929	—	—	—	—
—	—	$ 10.17	—	—	—	—

$37,678	$159,393	$ 604,289	$298,708	$146,823	$105,026	$ 51,467
3,725	17,774	59,268	28,093	15,026	10,581	5,183
$ 10.11	$ 8.97	$ 10.20	$ 10.63	$ 9.77	$ 9.93	$ 9.93
—	—	$ 296,239	—	$ 58,071	$ 34,229	$104,837
—	—	29,076	—	5,944	3,446	10,549
—	—	$ 10.19	—	$ 9.77	$ 9.93	$ 9.94

$37,933	$238,755	$1,011,423	$298,017	$204,523	$137,637	$151,033
700	1,703	12,594	6,342	1,290	5,340	3,452
—	—	—	—	—	—	—
—	—	9	—	5	46	—
—	—	(1,253)	—	(261)	(187)	—

See notes to financial statements.

Annual Report   105

October 31, 2018

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$436,571	$58,006	$92,507
Affiliated investments, at value **	29,111	—	1,601
Foreign cash ***	1,121	—	—
Cash	15	396	333
Cash pledged for financial futures contracts	200	60	—
Cash pledged for OTC derivatives	—	—	—
Receivable for:
Interest and dividends	6,781	539	559
Investments sold	3,928	1,222	2
Fund shares sold	5	1	—
Futures	—	21	16
Forward currency contracts	137	—	49
Variation margin on centrally cleared swaps	—	—	—
Other assets	34	3	13

Total Assets	477,903	60,248	95,080

LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	81	—	26
Investments purchased	14,888	2,978	799
Fund shares redeemed	343	53	8
Futures	—	—	9
Options written ****	—	—	89
Variation margin on centrally cleared swaps	29	—	—
Unfunded floating rate loan interests	1	—	—
Distributions payable	—	16	—
Liability for securities on loan (Note 2)	12,248	—	314
Accrued expenses:
Investment advisory fees (Note 3)	135	8	10
Administration fees (Note 3)	58	7	12
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	2	—	1
Other liabilities	179	46	75

Total Liabilities	27,964	3,108	1,343

NET ASSETS	$449,939	$57,140	$93,737

NET ASSETS:
Paid in capital	$481,452	$57,210	$95,161
Distributable Earnings	(31,513)	(70)	(1,424)

NET ASSETS	$449,939	$57,140	$93,737

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$449,939	$57,140	$93,737
Shares Outstanding	71,958	5,723	9,496
Net Asset Value Per Share	$ 6.25	$ 9.98	$ 9.87

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$445,827	$58,158	$93,650
** Affiliated investments, at cost	29,111	—	1,601
*** Foreign cash, at cost	1,121	—	—
**** Options written, at cost	—	—	(133)

See notes to financial statements.

106   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$129,324	$1,250,430	$197,362	$43,351	$1,179,391
6,214	41,610	3,828	1,800	14,138
240	804	2,109	6	206
12	—	—	7	1
—	1,729	894	25	—
—	—	—	—	3,900
1,047	19,440	3,641	619	3,197
2,499	—	—	452	—
3	1,236	65	—	43
48	107	24	5	776
1,407	1,153	673	9	1,150
8	—	—	—	—
16	78	21	20	67
140,818	1,316,587	208,617	46,294	1,202,869
—	488	22	—	—
527	1,673	1,288	19	51
10,883	31,235	3,072	552	8,357
138	593	1	—	268
48	—	—	—	—
47	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	2,402	—	232	460
26	513	103	14	454
16	163	26	6	153
—	36	—	—	6
1	8	1	—	6
129	532	126	50	282
11,815	37,643	4,639	873	10,037
$129,003	$1,278,944	$203,978	$45,421	$1,192,832

$129,982	$1,397,924	$257,943	$46,983	$1,036,482
(979)	(118,980)	(53,965)	(1,562)	156,350
$129,003	$1,278,944	$203,978	$45,421	$1,192,832

—	$82,007	—	—	$13,580
—	6,461	—	—	839
—	$12.69	—	—	$16.19

$129,003	$404,580	$203,978	$4,208	$476,071
14,517	31,896	34,161	439	29,385
$8.89	$12.68	$5.97	$9.59	$16.20

—	$792,357	—	$41,213	$703,181
—	62,550	—	4,291	43,382
—	$12.67	—	$9.60	$16.21

$132,650	$1,348,069	$229,437	$44,547	$1,029,921
6,242	41,610	3,828	1,800	14,138
243	795	2,163	6	206
(49)	—	—	—	—

See notes to financial statements.

Annual Report   107

Period ended October 31, 2018

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 5,768	$ 18,976	$28,541
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	103	86
Income from securities lending	—	31	58
Foreign tax withholdings	—	(5)	—

Investment Income	5,768	19,105	28,685

EXPENSES:
Investment advisory fees (Note 3)	527	2,254	3,088
Administration fees (Note 3)	527	1,208	1,654
Shareholder servicing fees	—	382	545
Distribution fees (Note 3)	—	—	—
Custodian fees	27	52	68
Transfer agent fees	36	68	103
Registration and filing fees	56	102	65
Trustee fees and expenses	36	79	102
Printing and mailing costs	4	23	22
Loan commitment fees	—	14	19
Legal fees	6	17	22
Publication expense	11	16	25
Pricing fees	4	41	38
Fund accounting fees	59	97	143
Insurance	12	19	32
Interest expense	—	—	—
Audit fees	33	37	37
Other expenses	—	17	12

Gross Expenses	1,338	4,426	5,975
Expense subsidy (Note 3)	(459)	(2,413)	(1,233)

Net Expenses	879	2,013	4,742

Net Investment Income	4,889	17,092	23,943

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	3	491	(5,659)
Foreign currency transactions	—	(2)	63
Forward foreign exchange contracts	—	445	115
Affiliated investments	—	—	—
Futures contracts	—	—	(842)
Written option contracts	—	—	(29)
Swap contracts	—	(16)	(44)
Change in net unrealized appreciation (depreciation) from:
Investments	—	(2,998)	(12,948)
Translation of assets and liabilities in foreign currencies	—	(3)	(1)
Forward foreign exchange contracts	—	259	6
Affiliated investments	—	—	—
Futures contracts	—	—	209
Written option contracts	—	—	9
Swap contracts	—	38	68
Unfunded loan commitments.	—	—	—

Net Realized and Unrealized Gains (Losses)	3	(1,786)	(19,053)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,892	$ 15,306	$ 4,890

See notes to financial statements.

108   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$ 1,396	$ 4,693	$ 29,397	$ 9,132	$7,409	$4,313	$7,176
—	—	—	—	92	—	22
24	43	230	122	56	25	150
—	—	29	69	20	7	1
—	—	—	—	(1)	(1)	(3)

1,420	4,736	29,656	9,323	7,576	4,344	7,346

210	527	2,378	770	1,115	624	897
112	293	1,274	330	304	187	245
12	302	222	219	38	10	7
—	—	70	—	—	—	—
9	13	54	22	30	36	25
18	41	95	31	35	28	32
21	23	76	60	40	39	37
7	18	84	21	21	12	17
2	7	44	8	10	7	8
1	3	15	4	4	2	3
1	4	18	4	4	3	3
4	6	19	5	6	3	6
8	22	36	21	39	37	19
15	30	107	27	26	15	24
4	7	22	6	6	3	6
—	—	2	—	2	—	—
37	40	50	40	42	45	54
—	—	7	6	2	2	—

461	1,336	4,573	1,574	1,724	1,053	1,383
(157)	(360)	(173)	(144)	(356)	(233)	(268)

304	976	4,400	1,430	1,368	820	1,115

1,116	3,760	25,256	7,893	6,208	3,524	6,231

(2,073)	(1,323)	(9,088)	(1,593)	(2,511)	370	(324)
—	—	148	—	95	(48)	26
—	—	392	—	152	(272)	24
—	—	615	—	—	—	—
(1)	300	(966)	12	(391)	(259)	—
—	—	(739)	—	(208)	(17)	—
—	—	507	101	186	43	—
(70)	(7,957)	(32,039)	(12,924)	(4,414)	(1,675)	(752)
—	—	(4)	—	(1)	(8)	—
—	—	(46)	—	(3)	50	—
—	—	(632)	—	—	—	—
9	19	(7)	(907)	(157)	(4)	—
—	—	715	—	185	82	—
—	—	(24)	—	(5)	(8)	—
—	—	—	—	—	—	(1)

(2,135)	(8,961)	(41,168)	(15,311)	(7,072)	(1,746)	(1,027)

$ (1,019)	$ (5,201)	$(15,912)	$(7,418)	$ (864)	$1,778	$5,204

See notes to financial statements.

Annual Report   109

Period ended October 31, 2018

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$28,081	$1,545	$2,822
Dividend income	235	—	—
Dividend income from affiliated investment (Note 2)	325	—	16
Income from securities lending	273	—	8
Foreign tax withholdings	—	—	—

Investment Income	28,914	1,545	2,846

EXPENSES:
Investment advisory fees (Note 3)	1,690	181	305
Administration fees (Note 3)	724	85	152
Shareholder servicing fees	227	27	61
Distribution fees (Note 3)	—	—	—
Custodian fees	28	2	16
Transfer agent fees	46	16	25
Registration and filing fees	38	2	19
Trustee fees and expenses	45	5	10
Printing and mailing costs	23	2	1
Loan commitment fees	9	1	2
Legal fees	10	1	2
Publication expense	13	2	4
Pricing fees	22	16	28
Fund accounting fees	69	7	15
Insurance	15	2	3
Audit fees	45	37	40
Interest expense	—	—	—
Other expenses	—	—	—

Gross Expenses	3,004	386	683
Expense subsidy (Note 3)	—	(86)	(145)

Net Expenses	3,004	300	538

Net Investment Income	25,910	1,245	2,308

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	1,836	65	(239)
Foreign currency transactions	14	—	(3)
Forward foreign exchange contracts	(213)	—	(26)
Affiliated investments	236	—	—
Futures contracts	—	17	(49)
Written option contracts	—	—	23
Swap contracts	76	—	(2)
Change in net unrealized appreciation (depreciation) from:
Investments	(26,535)	(1,544)	(1,718)
Translation of assets and liabilities in foreign currencies	(1)	—	(1)
Forward foreign exchange contracts	(37)	—	—
Affiliated investments	(240)	—	—
Futures contracts	—	6	16
Written option contracts	—	—	45
Swap contracts	(144)	—	8
Unfunded loan commitments.	(1)	—	—

Net Realized and Unrealized Gains (Losses)	(25,009)	(1,456)	(1,946)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$901	$(211)	$362

See notes to financial statements.

110   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$2,939	$83,400	$14,716	$2,485	$1,916
—	—	—	—	31,802
193	247	110	27	198
3	348	—	14	251
—	—	(238)	—	(479)

3,135	83,995	14,588	2,526	33,688

381	5,968	1,235	349	5,732
191	1,989	309	65	1,719
174	805	3	1	359
—	275	—	—	34
48	159	(23)	14	89
27	265	24	24	111
26	123	24	38	80
12	127	20	4	112
3	51	10	2	44
2	24	4	1	20
3	27	4	1	24
3	31	5	2	23
34	29	24	18	4
17	183	27	6	139
4	40	5	1	28
40	46	45	45	37
3	—	1	—	3
—	21	3	—	10

968	10,163	1,720	571	8,568
(96)	(395)	168	(194)	(572)

872	9,768	1,888	377	7,996

2,263	74,227	12,700	2,149	25,692

429	(11,223)	(9,756)	(474)	1,769
(568)	(1,143)	(817)	(10)	(118)
2,620	1,090	(1,567)	5	2,804
—	—	55	—	—
54	428	39	60	(102)
48	—	—	—	—
51	—	—	—	—
(5,731)	(141,255)	(20,014)	(2,661)	7,341
(18)	(50)	(85)	—	2
402	(422)	(102)	(11)	645
(35)	—	(50)	—	—
(85)	(3)	50	(19)	—
2	—	—	—	—
14	—	—	—	—
—	—	—	—	—

(2,817)	(152,578)	(32,247)	(3,110)	12,341

$(554)	$(78,351)	$(19,547)	$(961)	$38,033

See notes to financial statements.

Annual Report   111

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$4,889	$2,201	$17,092	$7,837
Net realized gains (losses)	3	—	918	(2,207)
Change in net unrealized appreciation/(depreciation)	—	—	(2,704)	3,430
Change in Net Assets Resulting from Operations	4,892	2,201	15,306	9,060

FROM DISTRIBUTIONS TO SHAREHOLDERS:*
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(4,886)	(2,202)	(17,155)	(5,239)
Institutional Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	(2,323)
Institutional Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(4,886)	(2,202)	(17,155)	(7,562)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	31,867,454	31,370,456	723,903	617,104
Institutional Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,354	573	15,285	7,309
Institutional Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(31,986,381)	(31,474,529)	(660,448)	(381,130)
Institutional Class	—	—	—	—
Change in Net Assets from Capital Transactions	(117,573)	(103,500)	78,740	243,283
Total Change in Net Assets	(117,567)	(103,501)	76,891	244,781

NET ASSETS:
Beginning of period	447,563	551,064	707,930	463,149
End of period	$329,996	$447,563	$784,821	$707,930

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	447,557	551,057	74,639	48,938
Shares sold	31,867,454	31,370,456	76,438	65,270
Shares issued in reinvestment of distributions	1,354	573	1,614	771
Shares redeemed	(31,986,381)	(31,474,529)	(69,750)	(40,340)
Change in shares outstanding	(117,573)	(103,500)	8,302	25,701
Outstanding shares at end of period	329,984	447,557	82,941	74,639

Institutional Class
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	408,382	414,125
Sale of investments (excluding government)	—	—	354,724	153,750
Purchase of government securities	—	—	157,141	125,608
Sale of government securities	—	—	161,272	92,668

*

Prior year distribution character information and undistributed net investment income had been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

112   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2018	2017	2018	2017	2018	2017	2018	2017

$23,943	$15,012	$1,116	$1,336	$3,760	$3,810	$25,256	$20,221
(6,396)	(4,614)	(2,074)	(155)	(1,023)	2,266	(9,131)	(4,313)
(12,657)	3,318	(61)	(1,503)	(7,938)	(7,061)	(32,037)	3,402
4,890	13,716	(1,019)	(322)	(5,201)	(985)	(15,912)	19,310

—	—	—	(4)	—	(507)	(821)	(927)
(24,118)	(11,824)	(1,606)	(2,192)	(6,382)	(7,361)	(20,915)	(28,006)
—	—	—	—	—	—	(5,408)	—
—	—	—	—	—	—	(4)	—
(28)	(2,463)	—	—	—	—	(102)	—
—	—	—	—	—	—	(26)	—
(24,146)	(14,287)	(1,606)	(2,196)	(6,382)	(7,868)	(27,276)	(28,933)

—	—	—	58	—	3,330	7,044	5,280
581,535	579,552	4,180	28,151	29,553	80,044	236,036	95,884
—		—	—	—	—	311,140	—
—	—	—	4	—	499	824	918
22,233	12,804	1,552	2,108	5,937	6,956	19,030	26,852
—	—	—	—	—	—	5,434	—
—	—	—	(420)	—	(25,580)	(2,638)	(5,682)
(433,640)	(331,241)	(100,883)	(29,873)	(99,739)	(116,159)	(336,293)	(129,506)
—	—	—	—	—	—	(12,902)	—
170,128	261,115	(95,151)	28	(64,249)	(50,910)	227,675	(6,254)
150,872	260,544	(97,776)	(2,490)	(75,832)	(59,763)	184,487	(15,877)

1,061,436	800,892	135,454	137,944	235,225	294,988	745,840	761,717
$1,212,308	$1,061,436	$37,678	$135,454	$159,393	$235,225	$930,327	$745,840

—	—	—	34	—	2,280	2,429	2,382
—	—	—	6	—	348	673	497
—	—	—	—	—	52	79	87
—		—	(40)	—	(2,680)	(252)	(537)
—	—	—	(34)	—	(2,280)	500	47
—	—	—	—	—	—	2,929	2,429

105,227	79,308	12,996	12,963	24,780	27,818	67,115	67,814
58,255	57,538	405	2,686	3,200	8,371	22,532	9,005
2,229	1,270	151	201	644	728	1,818	2,533
(43,420)	(32,889)	(9,827)	(2,854)	(10,850)	(12,137)	(32,197)	(12,237)
17,064	25,919	(9,271)	33	(7,006)	(3,038)	(7,847)	(699)
122,291	105,227	3,725	12,996	17,774	24,780	59,268	67,115

—	—	—	—	—	—	29,797	—
—	—	—	—	—	—	525	—
—	—	—	—	—	—	(1,246)	—
—	—	—	—	—	—	29,076	—
—	—	—	—	—	—	29,076	—

442,762	501,486	152	271	799	—	360,963	314,201
473,914	324,896	4,193	3,095	30,073	1,030	285,829	342,929
632,728	910,664	21,220	41,192	56,060	64,224	455,259	367,481
459,893	796,384	113,044	34,146	114,422	122,096	309,989	340,264

See notes to financial statements.

Annual Report   113

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$7,893	$5,415	$6,208	$4,638
Net realized gains (losses)	(1,480)	1,357	(2,677)	(17)
Change in net unrealized appreciation/(depreciation)	(13,831)	2,793	(4,395)	323
Change in Net Assets Resulting from Operations	(7,418)	9,565	(864)	4,944
FROM DISTRIBUTIONS TO SHAREHOLDERS:*
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	(58)
Investor Class	(9,206)	(8,190)	(4,027)	(3,754)
SI Class	—	—	(2,158)	(1,510)
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	(36)	(3)
Sl Class	—	—	(20)	(1)
Change in Net Assets from Distributions to Shareholders	(9,206)	(8,190)	(6,241)	(5,326)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	422
Investor Class	172,012	100,890	62,163	71,429
SI Class	—	—	21,262	58,190
Reinvestment of distributions:
Adviser Class	—	—	—	57
Investor Class	8,298	7,454	4,000	3,694
SI Class	—	—	2,160	1,492
Cost of fund shares redeemed:
Adviser Class	—	—	—	(6,212)
Investor Class	(72,283)	(42,882)	(49,725)	(89,698)
SI Class	—	—	(53,504)	—
Change in Net Assets from Capital Transactions	108,027	65,462	(13,644)	39,374
Total Change in Net Assets	91,403	66,837	(20,749)	38,992
NET ASSETS:
Beginning of period	207,305	140,468	225,643	186,651
End of period	$298,708	$207,305	$204,894	$225,643

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	572
Shares sold	—	—	—	42
Shares issued in reinvestment of distributions	—	—	—	6
Shares redeemed	—	—	—	(620)
Change in shares outstanding	—	—	—	(572)
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	18,213	12,353	13,350	14,838
Shares sold	15,702	9,037	6,251	7,082
Shares issued in reinvestment of distributions	754	675	403	368
Shares redeemed	(6,576)	(3,852)	(4,978)	(8,938)
Change in shares outstanding	9,880	5,860	1,676	(1,488)
Outstanding shares at end of period	28,093	18,213	15,026	13,350

SI Class:
Outstanding shares at beginning of period	—	—	8,959	3,040
Shares sold	—	—	2,120	5,771
Shares issued in reinvestment of distributions	—	—	217	148
Shares redeemed	—	—	(5,352)	—
Change in shares outstanding	—	—	(3,015)	5,919
Outstanding shares at end of period	—	—	5,944	8,959

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	282,352	209,182	81,050	112,621
Sale of investments (excluding government)	181,235	147,268	95,923	75,423
Purchase of government securities	—	—	48,014	57,291
Sale of government securities	—	554	44,946	59,943

*

Prior year distribution character information and undistributed net investment income had been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

114   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Income Fund
2018	2017	2018	2017	2018	2017	2018	2017

$3,524	$2,125	$6,231	$6,198	$25,910	$28,745	$1,245	$1,034
(183)	(180)	(274)	(44)	1,949	10,993	82	213
(1,563)	893	(753)	323	(26,958)	726	(1,538)	(15)
1,778	2,838	5,204	6,477	901	40,464	(211)	1,232

—	(2)	—	(8)	—	(582)	—	—
(2,697)	(1,641)	(2,054)	(1,741)	(26,132)	(28,871)	(1,458)	(1,872)
(1,103)	(410)	(4,165)	(4,473)	—	—	—	—
—	—	—	—	—	(198)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(3,800)	(2,053)	(6,219)	(6,222)	(26,132)	(29,651)	(1,458)	(1,872)

—	585	—	381	—	7,892	—	—
30,278	32,334	19,480	24,964	114,654	99,822	7,959	10,846
27,913	4,307	37,386	26,305	—	—	—	—
—	2	—	8	—	578	—	—
2,637	1,601	2,031	1,689	23,657	23,467	1,252	1,465
571	401	3,440	3,471	—	—	—	—
—	(634)	—	(671)	—	(32,843)	—	—
(13,313)	(11,665)	(33,489)	(27,569)	(196,776)	(187,515)	(8,047)	(9,834)
(10,742)	(879)	(61,919)	(26,183)	—	—	—	—
37,344	26,052	(33,071)	2,395	(58,465)	(88,599)	1,164	2,477
35,322	26,837	(34,086)	2,650	(83,696)	(77,786)	(505)	1,837

103,933	77,096	190,390	187,740	533,635	611,421	57,645	55,808
$139,255	$103,933	$156,304	$190,390	$449,939	$533,635	$57,140	$57,645

—	5	—	28	—	3,729	—	—
—	58	—	38	—	1,200	—	—
—	—	—	1	—	88	—	—
—	(63)	—	(67)	—	(5,017)	—	—
—	(5)	—	(28)	—	(3,729)	—	—
—	—	—	—	—	—	—	—

8,615	6,403	6,379	6,473	80,956	90,842	5,608	5,361
3,029	3,215	1,951	2,490	17,761	15,295	783	1,074
264	160	204	169	3,700	3,596	123	146
(1,327)	(1,163)	(3,351)	(2,753)	(30,459)	(28,777)	(791)	(973)
1,966	2,212	(1,196)	(94)	(8,998)	(9,886)	115	247
10,581	8,615	5,183	6,379	71,958	80,956	5,723	5,608

1,689	1,306	12,646	12,287	—	—	—	—
2,775	430	3,740	2,620	—	—	—	—
58	40	345	346	—	—	—	—
(1,076)	(87)	(6,182)	(2,607)	—	—	—	—
1,757	383	(2,097)	359	—	—	—	—
3,446	1,689	10,549	12,646	—	—	—	—

128,591	71,469	141,579	184,452	282,707	360,897	95,182	84,808
96,158	49,408	168,368	192,641	333,707	456,129	89,556	84,617
71,349	48,000	1,000	1,438	4,800	2,650	—	—
71,193	42,392	1,626	376	6,973	1,980	—	—

See notes to financial statements.

Annual Report   115

For the periods ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,308	$1,954	$2,263	$1,967
Net realized gains (losses)	(296)	(714)	2,634	1,348
Change in net unrealized appreciation/(depreciation)	(1,650)	846	(5,451)	(35)
Change in Net Assets Resulting from Operations	362	2,086	(554)	3,280
FROM DISTRIBUTIONS TO SHAREHOLDERS:*
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(2,306)	(956)	(2,617)	(2,076)
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	(20)	(892)	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(2,326)	(1,848)	(2,617)	(2,076)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	6,205	23,648	28,040	45,623
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	2,269	1,789	2,557	2,029
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(26,178)	(47,487)	(23,070)	(35,318)
SI Class	—	—	—	—
Change in Net Assets from Capital Transactions	(17,704)	(22,050)	7,527	12,334
Total Change in Net Assets	(19,668)	(21,812)	4,356	13,538
NET ASSETS:
Beginning of period	113,405	135,217	124,647	111,109
End of period	$93,737	$113,405	$129,003	$124,647

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	11,269	13,461	13,680	12,289
Shares sold	623	2,354	3,112	5,091
Shares issued in reinvestment of distributions	228	178	284	225
Shares redeemed	(2,624)	(4,724)	(2,559)	(3,925)
Change in shares outstanding	(1,773)	(2,192)	837	1,391
Outstanding shares at end of period	9,496	11,269	14,517	13,680

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	39,386	72,296	58,224	69,396
Sale of investments (excluding government)	57,132	73,268	57,520	55,797
Purchase of government securities	14,933	56,323	11,111	15,586
Sale of government securities	16,069	70,701	6,258	16,291

*

Prior year distribution character information and undistributed net investment income had been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

116   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2018	2017	2018	2017	2018	2017	2018	2017

$74,227	$68,069	$12,700	$10,083	$2,149	$1,830	$25,692	$22,179
(10,848)	11,302	(12,046)	1,151	(419)	477	4,353	46,314
(141,730)	14,071	(20,201)	(2,713)	(2,691)	401	7,988	68,651
(78,351)	93,442	(19,547)	8,521	(961)	2,708	38,033	137,144

(5,272)	(5,633)	—	(7)	—	(5)	(950)	(385)
(25,694)	(25,614)	(2,480)	(9,432)	(290)	(173)	(39,349)	(15,362)
(37,323)	(34,493)	—	—	(1,885)	(1,652)	(31,695)	(9,980)

(458)	(264)	—	—	—	—	—	—
(2,232)	(1,197)	(10,232)	(643)	(14)	—	—	—
(3,243)	(1,612)	—	—	(90)	—	—	—
(74,222)	(68,813)	(12,712)	(10,082)	(2,279)	(1,830)	(71,994)	(25,727)

19,889	83,668	—	42	—	428	4,080	12,290
266,097	157,027	63,440	49,491	5,939	737	104,113	126,172
255,876	127,563	—	—	39,192	—	352,209	64,027

5,692	5,832	—	6	—	5	921	374
25,137	24,996	10,005	5,484	304	173	38,547	15,035
40,171	35,531	—	—	1,519	279	24,550	7,091

(63,156)	(36,872)	—	(175)	—	(2,934)	(5,523)	(8,058)
(366,698)	(130,575)	(18,150)	(28,708)	(5,607)	(604)	(218,247)	(122,713)
(115,270)	(87,262)	—	—	(33,313)	—	(38,921)	(43,244)
67,738	179,903	55,295	26,140	8,034	(1,916)	261,729	50,974
(84,835)	204,537	23,036	24,579	4,794	(1,038)	227,768	162,391

1,363,779	1,159,242	180,942	156,363	40,627	41,665	965,064	802,673
$1,278,944	$1,363,779	$203,978	$180,942	$45,421	$40,627	$1,192,832	$965,064

9,261	5,458	—	18	—	253	871	566
1,464	6,035	—	6	—	42	243	792
419	419	—	1	—	—	56	24
(4,683)	(2,651)	—	(25)	—	(295)	(331)	(511)
(2,800)	3,803	—	(18)	—	(253)	(32)	305
6,461	9,261	—	—	—	—	839	871

37,898	34,281	26,240	22,472	392	362	33,828	32,639
19,374	11,274	9,221	7,097	577	72	6,186	8,014
1,851	1,802	1,499	789	30	17	2,318	953
(27,227)	(9,459)	(2,799)	(4,118)	(560)	(59)	(12,947)	(7,778)
(6,002)	3,617	7,921	3,768	47	30	(4,443)	1,189
31,896	37,898	34,161	26,240	439	392	29,385	33,828

48,866	43,426	—	—	3,537	3,509	23,119	21,431
19,051	9,083	—	—	3,829	—	21,091	3,977
2,987	2,564	—	—	154	28	1,479	449
(8,354)	(6,207)	—	—	(3,229)	—	(2,307)	(2,738)
13,684	5,440	—	—	754	28	20,263	1,688
62,550	48,866	—	—	4,291	3,537	43,382	23,119

850,997	711,960	174,090	121,063	35,857	24,277	689,875	595,809
786,522	565,645	130,058	95,861	31,349	27,594	475,916	526,493
—	—	—	—	860	—	—	—
—	—	—	—	—	—	—	—

See notes to financial statements.

Annual Report   117

October 31, 2018

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

118   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of October 31, 2018, Floating Rate and High Income had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Floating Rate	Pearl Intermediate Parent LLC Delayed Draw Term Loan 1L	$107,565	$107,565	$106,486	$(1,079)
High Income	Pearl Intermediate Parent LLC Delayed Draw Term Loan 1L	145,212	145,212	143,757	(1,455)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books

Annual Report   119

and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Payden Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

120   Payden Mutual Funds

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Annual Report   121

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2018 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Foreign currency[2]	227	—

Low Duration
Interest rate[1]	346	(265)
Foreign currency[2]	56	—

Total	402	(265)

Core Bond
Credit[1]	—	(24)
Interest rate[1,4,5]	2,025	(1,580)
Foreign currency[2,3]	468	(292)

Total	2,493	(1,896)

Corporate Bond
Interest rate[1]	75	(871)

Strategic Income
Credit[1]	—	(5)
Interest rate[1,4,5]	248	(390)
Foreign currency[2,3]	150	(62)

Total	398	(457)

Absolute Return Bond
Credit[1]	—	(4)
Interest rate[1,4,5]	177	(127)
Foreign currency[2,3]	157	(36)

Total	334	(167)

High Income
Interest Rate[1]	—	(29)
Foreign currency[2,3]	137	(81)

Total	137	(110)

California Municipal
Interest rate[1]	6	—

Global Low Duration
Interest rate[1,4,5]	181	(138)
Foreign currency[2,3]	49	(26)

Total	230	(164)

Global Fixed Income
Credit[1]	14	—
Interest rate[1,4,5]	164	(327)
Foreign currency[2,3]	1,407	(527)

Total	1,585	(854)

Emerging Markets Bond
Interest rate[1]	—	(3)
Foreign currency[2,3]	1,153	(1,673)

Total	1,153	(1,676)

Emerging Markets Local Bond
Interest rate[1]	50	—
Foreign currency[2,3]	673	(1,288)

Total	723	(1,288)

122   Payden Mutual Funds

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Emerging Markets Corporate Bond
Interest rate[1]	—	(2)
Foreign currency[2,3]	9	(19)

Total	9	(21)

Equity Income
Foreign currency[2,3]	1,150	(51)

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at value as reported in the Schedule of Investments.
5	Payable for options written.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2018 (000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Credit	—	—	—	$(16)	$(16)
Foreign exchange	—	$445	—	—	445

Total	—	445	—	(16)	429

Low Duration
Credit	—	—	—	(44)	(44)
Interest rate	$(842)	—	$253	—	(589)
Foreign exchange	—	115	—	—	115

Total	(842)	115	253	(44)	(518)

U.S. Government
Interest rate	(1)	—	(11)	—	(12)

GNMA
Interest rate	300	—	(40)	—	260

Core Bond
Credit	—	—	—	507	507
Interest rate	(966)	—	(337)	—	(1,303)
Foreign exchange	—	392	—	—	392

Total	(966)	392	(337)	507	(404)

Corporate Bond
Credit	—	—	—	101	101
Interest rate	12	—	—	—	12

Total	12	—	—	101	113

Strategic Income
Credit	—	—	—	186	186
Interest rate	(391)	—	(45)	—	(436)
Foreign exchange	—	152	—	—	152

Total	(391)	152	(45)	186	(98)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Absolute Return Bond
Credit	—	—	—	$48	$48
Equity	—	—	$140	—	140
Interest rate	$(259)	—	141	(5)	(123)
Foreign exchange	—	$(272)	—	—	(272)

Total	(259)	(272)	281	43	(207)

High Income
Credit	—	—	—	68	68
Interest rate	—	—	—	8	8
Foreign exchange	—	(213)	—	—	(213)

Total	—	(213)	—	76	(137)

California Municipal
Interest rate	17	—	—	—	17

Global Low Duration
Credit	—	—	—	(2)	(2)
Interest rate	(49)	—	38	—	(11)
Foreign exchange	—	(26)	—	—	(26)

Total	(49)	(26)	38	(2)	(39)

Global Fixed Income
Credit	—	—	—	51	51
Interest rate	54	—	—	—	54
Foreign exchange	—	2,620	—	—	2,620

Total	54	2,620	—	51	2,725

Emerging Markets Bond
Interest rate	428	—	—	—	428
Foreign exchange	—	1,090	—	—	1,090

Total	428	1,090	—	—	1,518

Emerging Markets Local Bond
Interest rate	39	—	—	—	39
Foreign exchange	—	(1,567)	—	—	(1,567)

Total	39	(1,567)	—	—	(1,528)

Emerging Markets Corporate
Bond
Interest rate	60	—	—	—	60
Foreign exchange	—	5	—	—	5

Total	60	5	—	—	65

Equity Income
Equity	(102)	—	—	—	(102)
Foreign exchange	—	2,804	—	—	2,804

Total	(102)	2,804	—	—	2,702

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

Annual Report   123

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2018 (000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Credit	—	—	—	$38	$38
Foreign exchange	—	$259	—	—	259

Total	—	259	—	38	297

Low Duration
Credit	—	—	—	68	68
Interest rate	$209	—	$25	—	234
Foreign exchange	—	6	—	—	6

Total	209	6	25	68	308

U.S. Government
Interest rate	9	—	7	—	16

GNMA
Interest rate	19	—	(68)	—	(49)

Core Bond
Credit	—	—	—	(24)	(24)
Interest rate	(7)	—	205	—	198
Foreign exchange	—	(46)	—	—	(46)

Total	(7)	(46)	205	(24)	128

Corporate Bond
Interest rate	(907)	—	—	—	(907)

Strategic Income
Credit	—	—	—	(5)	(5)
Interest rate	(157)	—	43	—	(114)
Foreign exchange	—	(3)	—	—	(3)

Total	(157)	(3)	43	(5)	(122)

Absolute Return Bond
Credit	—	—	—	(4)	(4)
Equity	—	—	15	—	15
Interest rate	(4)	—	(37)	(4)	(45)
Foreign exchange	—	50	—	—	50

Total	(4)	50	(22)	(8)	16

High Income
Credit	—	—	—	(113)	(113)
Interest rate	—	—	—	(31)	(31)
Foreign exchange	—	(37)	—	—	(37)

Total	—	(37)	—	(144)	(181)

California Municipal
Interest rate	6	—	—	—	6

Global Low Duration
Credit	—	—	—	8	8
Interest rate	16	—	21	—	37

Total	16	—	21	8	45

Global Fixed Income
Credit	—	—	—	14	14
Interest rate	(85)	—	4	—	(81)
Foreign exchange	—	402	—	—	402

Total	(85)	402	4	14	335

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Emerging Markets Bond
Interest rate	$(3)	—	—	—	$(3)
Foreign exchange	—	$(422)	—	—	(422)

Total	(3)	(422)	—	—	(425)

Emerging Markets Local Bond
Interest rate	50	—	—	—	50
Foreign exchange	—	(102)	—	—	(102)

Total	50	(102)	—	—	(52)

Emerging Markets Corporate
Bond
Interest rate	(19)	—	—	—	(19)
Foreign exchange	—	(11)	—	—	(11)

Total	(19)	(11)	—	—	(30)

Equity Income
Foreign exchange	—	645	—	—	645

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2018 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	1%	0%	0%	0%
Low Duration	0%	0%	15%	0%
U.S. Government	0%	0%	7%	0%
GNMA	0%	0%	28%	0%
Core Bond	10%	0%	7%	0%
Corporate Bond	0%	0%	5%	0%
Strategic Income	10%	0%	8%	0%
Absolute Return Bond	18%	0%	6%	0%
High Income	6%	1%	0%	0%
Global Low Duration	7%	0%	28%	0%
Global Fixed Income	65%	0%	31%	0%
Emerging Markets Bond	5%	0%	0%	0%
Emerging Markets Local Bond	24%	0%	0%	0%
Emerging Markets Corporate Bond	3%	0%	0%	0%
Equity Income	6%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

124   Payden Mutual Funds

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2018, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Limited Maturity
Derivative Financial Instruments:
Forward Currency Contracts	$227	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	227	—

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(13)	—

Total derivative assets and liabilities subject to a MNA	$214	—

Annual Report   125

	Assets	Liabilities
Low Duration
Derivative Financial Instruments:
Futures Contracts	$103	$48
Forward Currency Contracts	56	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	159	48

Derivatives not subject to a MNA	(159)	(48)

Total derivative assets and liabilities subject to a MNA	—	—

Core Bond
Derivative Financial Instruments:
Futures Contracts	$234	$105
Centrally Cleared Swaps	63	—
Purchased Swaptions[1]	1,171	—
Written Swaptions	—	848
Forward Currency Contracts	468	292

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,936	1,245

Derivatives not subject to a MNA	(1,198)	(611)

Total derivative assets and liabilities subject to a MNA	$738	$634

Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$71	$125

Total derivative assets and liabilities in the Statements of Assets and Liabilities	71	125

Derivatives not subject to a MNA	(71)	(125)

Total derivative assets and liabilities subject to a MNA	—	—

Strategic Income
Derivative Financial Instruments:
Futures Contracts	$13	$45
Centrally Cleared Swaps	14	—
Purchased Swaptions[1]	245	—
Written Swaptions	—	178
Forward Currency Contracts	150	62

Total derivative assets and liabilities in the Statements of Assets and Liabilities	422	285

Derivatives not subject to a MNA	(231)	(148)

Total derivative assets and liabilities subject to a MNA	$191	$137

Absolute Return Bond
Derivative Financial Instruments:
Futures Contracts	—	$2
Centrally Cleared Swaps	$4	—
Purchased Swaptions[1]	176	—
Written Swaptions	—	127
Forward Currency Contracts	157	36

Total derivative assets and liabilities in the Statements of Assets and Liabilities	337	165

Derivatives not subject to a MNA	(75)	(2)

Total derivative assets and liabilities subject to a MNA	$262	$163

	Assets	Liabilities
High Income
Derivative Financial Instruments:
Centrally Cleared Swaps	—	$29
Forward Currency Contracts	$137	81

Total derivative assets and liabilities in the Statements of Assets and Liabilities	137	110

Derivatives not subject to a MNA	(135)	(29)

Total derivative assets and liabilities subject to a MNA	$2	$81

California Municipal
Derivative Financial Instruments:
Futures Contracts	$21	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	21	—

Derivatives not subject to a MNA	(21)	—

Total derivative assets and liabilities subject to a MNA	—	—

Global Low Duration
Derivative Financial Instruments:
Futures Contracts	$16	$9
Purchased Swaptions[1]	124	—
Written Swaptions	—	89
Forward Currency Contracts	49	26

Total derivative assets and liabilities in the Statements of Assets and Liabilities	189	124

Derivatives not subject to a MNA	(113)	(64)

Total derivative assets and liabilities subject to a MNA	$76	$60

Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$48	$48
Centrally Cleared Swaps	8	—
Purchased Swaptions[1]	51	—
Written Swaptions	—	47
Forward Currency Contracts	1,407	527

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,514	622

Derivatives not subject to a MNA	(609)	(255)

Total derivative assets and liabilities subject to a MNA	$905	$367

Emerging Markets Bond
Derivative Financial Instruments:
Futures Contracts	$107	—
Forward Currency Contracts	1,153	$1,673

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,260	1,673

Derivatives not subject to a MNA	(107)	—

Total derivative assets and liabilities subject to a MNA	$1,153	$1,673

126   Payden Mutual Funds

	Assets	Liabilities
Emerging Markets Local Bond
Derivative Financial Instruments:
Futures Contracts	$24	—
Forward Currency Contracts	673	$1,288

Total derivative assets and liabilities in the Statements of Assets and Liabilities	697	1,288

Derivatives not subject to a MNA	(24)	—

Total derivative assets and liabilities subject to a MNA	$673	$1,288

	Assets	Liabilities
Emerging Markets Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$5	—
Forward Currency Contracts	9	$19

Total derivative assets and liabilities in the Statements of Assets and Liabilities	14	19

Derivatives not subject to a MNA	(5)	—

Total derivative assets and liabilities subject to a MNA	$9	$19

Equity Income
Derivative Financial Instruments:
Forward Currency Contracts	$1,150	$51

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,150	51

Derivatives not subject to a MNA	(513)	—

Total derivative assets and liabilities subject to a MNA	$637	$51

1	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2018 (000s):

Limited Maturity
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$58	—	—	—	$58
HSBC Bank USA, N.A.	65	—	—	—	65
Royal Bank of Canada	91	—	—	—	91

Total	$214	—	—	—	$214

Core Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$666	$(434)	—	—	$232
HSBC Bank USA, N.A.	5	(5)	—	—	—
State Street Bank & Trust Co.	67	—	—	—	67

Total	$738	$(439)	—	—	$299

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$434	$(434)	—	—	—
HSBC Bank USA, N.A.	200	(5)	—	—	$195

Total	$634	$(439)	—	—	$195

Annual Report   127

Strategic Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$175	$(96)	—	—	$79
HSBC Bank USA, N.A.	1	(1)	—	—	—
State Street Bank & Trust Co.	15	—	—	—	15

Total	$191	$(97)	—	—	$94

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$96	$(96)	—	—	—
HSBC Bank USA, N.A.	41	(1)	—	—	$40

Total	$137	$(97)	—	—	$40

Absolute Return Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$202	$(128)	—	—	$74
BNP PARIBAS	29	(6)	—	—	23
HSBC Bank USA, N.A.	16	(16)	—	—	—
State Street Bank & Trust Co.	15	—	—	—	15

Total	$262	$(150)	—	—	$112

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$128	$(128)	—	—	—
BNP PARIBAS	6	(6)	—	—	—
HSBC Bank USA, N.A.	29	(16)	—	—	$13

Total	$163	$(150)	—	—	$13

High Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

HSBC Bank USA, N.A.	$2	$(2)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

HSBC Bank USA, N.A.	$81	$(2)	—	—	$79

128   Payden Mutual Funds

Global Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$58	$(41)	—	—	$17
BNP PARIBAS	12	(3)	—	—	9
HSBC Bank USA, N.A.	1	(1)	—	—	—
State Street Bank & Trust Co.	5	—	—	—	5

Total	$76	$(45)		—	$31

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$41	$(41)	—	—	—
BNP PARIBAS	3	(3)	—	—	—
HSBC Bank USA, N.A.	16	(1)	—	—	$15

Total	$60	$(45)	—	—	$15

Global Fixed Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$151	$(151)	—	—	—
BNP PARIBAS	79	(11)	—	—	$68
HSBC Bank USA, N.A.	312	(168)	—	—	144
Royal Bank of Canada	74	—	—	—	74
State Street Bank & Trust Co.	289	—	—	—	289

Total	$905	$(330)	—	—	$575

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$188	$(151)	—	—	$37
BNP PARIBAS	11	(11)	—	—	—
HSBC Bank USA, N.A.	168	(168)	—	—	—

Total	$367	$(330)	—	—	$37

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$471	$(179)	$(181)	—	$111
HSBC Bank USA, N.A.	65	(50)	—	—	15
State Street Bank & Trust Co.	617	(617)	—	—	—

Total	$1,153	$(846)	$(181)	—	$126

Annual Report   129

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$179	$(179)	—	—	—
HSBC Bank USA, N.A.	50	(50)	—	—	—
State Street Bank & Trust Co.	1,444	(617)	—	$(800)	$27

Total	$1,673	$(846)	—	$(800)	$27

Emerging Markets Local Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$210	$(210)	—	—	—
BNP PARIBAS	256	(256)	—	—	—
HSBC Bank USA, N.A.	17	(17)	—	—	—
State Street Bank & Trust Co.	190	(177)	—	—	$13

Total	$673	$(660)	—	—	$13

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$486	$(210)	—	$(276)	—
BNP PARIBAS	485	(256)	—	(229)	—
HSBC Bank USA, N.A.	140	(17)	—	(123)	—
State Street Bank & Trust Co.	177	(177)	—	—	—

Total	$1,288	$(660)	—	$(628)	—

Emerging Markets Corporate Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$5	$(2)	—	—	$3
HSBC Bank USA, N.A.	2	(2)	—	—	—
State Street Bank & Trust Co.	2	(2)	—	—	—

Total	$9	$(6)	—	—	$3

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$2	$(2)	—	—	—
HSBC Bank USA, N.A.	2	(2)	—	—	—
State Street Bank & Trust Co.	15	(2)	—	—	$13

Total	$19	$(6)	—	—	$13

130   Payden Mutual Funds

Equity Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Royal Bank of Canada	$637	—	—	$(320)	$317

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$51	—	—	—	$51

1	Net amount represents the net amount receivable from the counterparty in the event of default.
2	Net amount represents the net amount payable from the counterparty in the event of default.
3	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is

Annual Report   131

included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2018, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2018, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2017	Purchases	Sales	Dividends	Value October 31, 2018	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Investments in Cash Reserves Money Market Fund
Limited Maturity	$9,022,262	$1,842,100,873	$1,849,424,682	$103,000	$1,698,453	—	—
Low Duration	2,020,100	1,630,412,747	1,625,487,968	86,403	6,944,879	—	—
U.S. Government	2,451,035	411,621,017	413,372,366	23,613	699,686	—	—
GNMA	8,841,198	843,849,873	850,987,985	42,886	1,703,086	—	—
Core Bond	7,782,184	2,466,443,433	2,461,631,812	141,238	12,593,805	—	—
Corporate Bond	10,209,331	1,771,630,075	1,775,497,087	122,240	6,342,319	—	—
Strategic Income	8,774,931	991,305,993	998,790,961	56,272	1,289,963	—	—
Absolute Return Bond.	2,254,466	429,359,087	426,273,430	24,553	5,340,123	—	—
Floating Rate	19,857,225	2,977,610,570	2,994,015,581	149,749	3,452,214	—	—
High Income	48,979,077	4,052,033,775	4,071,901,464	217,014	29,111,388	—	—
Global Low Duration	750,279	260,050,509	259,200,101	15,605	1,600,687	—	—

132   Payden Mutual Funds

Fund	Value October 31, 2017	Purchases	Sales	Dividends	Value October 31, 2018	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Global Fixed Income	1,242,285	432,380,535	432,427,473	24,319	1,195,347	—	—
Emerging Markets Bond	62,076,124	4,923,575,962	4,944,041,452	247,005	41,610,634	—	—
Emerging Markets Local Bond	—	930,895,756	927,067,650	55,943	3,828,106	—	—
Emerging Markets Corporate Bond	4,038,964	464,072,307	466,311,247	26,683	1,800,024	—	—
Equity Income	9,798,906	3,789,931,218	3,785,591,619	197,739	14,138,505	—	—
Investments in Floating Rate Fund —SI Class
High Income	$5,964,250	—	$5,952,334	$17,458	—	$(47,666)	$35,750
Global Fixed Income	2,773,897	$2,280,000	—	168,536	$5,018,555	—	(35,342)
Investments in Emerging Markets Corporate Bond Fund — SI Class
Core Bond	$16,919,676	—	$16,902,777	$88,713	—	$615,084	$(631,983)
High Income	8,387,342	—	8,395,454	90,930	—	283,904	(275,792)
Emerging Markets Local Bond	4,949,853	—	4,954,640	53,663	—	54,640	(49,853)

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2018.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

Annual Report   133

	Adviser Fees				Investor Class		SI Class	3 Year Deferred Expense Subsidy
	Between $0–500 Million	Between $0.5–1 Billion	Between $1–2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	FY 2016	FY 2017	FY 2018
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$548,191	$525,215	$459,206
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	1,402,448	1,754,647	2,413,311
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	920,321	1,015,315	1,233,072
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	181,602	149,965	156,901
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	539,825	478,155	359,812
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	—	14,626	172,909
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	88,939	80,978	143,962
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.55%	209,400	216,150	356,122
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.55%	210,322	190,888	233,184
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	291,349	283,851	267,525
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.53%	n/a	81,740	88,888	86,089
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	148,823	147,245	144,641
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	n/a	143,423	155,282	95,623
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	345,690	351,530	395,095
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	167,908	—
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	189,600	184,804	193,589
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	355,073	222,256	571,830

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2019 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

134   Payden Mutual Funds

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 —Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

Annual Report   135

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Mortgage Backed	—	—	$ 8,851	—	—	—	$ 8,851
Repurchase Agreement.	—	—	100,000	—	—	—	100,000
U.S. Government	—	—	69,786	—	—	—	69,786
U.S. Treasury	—	—	149,413	—	—	—	149,413
Investment Company	$2,210	—	—	—	—	—	2,210

Limited Maturity
Asset Backed	—	—	125,638	—	—	—	125,638
Bank Loans	—	—	493	—	—	—	493
Commercial Paper	—	—	27,670	—	—	—	27,670
Corporate Bond	—	—	412,546	—	—	—	412,546
Foreign Government	—	—	18,748	—	—	—	18,748
Morgage Backed	—	—	72,817	—	—	—	72,817
Municipal	—	—	5,386	—			5,386
U.S. Government	—	—	124,294	—	—	—	124,294
Investment Company	1,698	—	—	—	—	—	1,698

Low Duration
Asset Backed	—	—	135,377	—	—	—	135,377
Bank Loans	—	—	1,248	—	—	—	1,248
Corporate Bond	—	—	468,065	—	—	—	468,065
Foreign Government		—	29,445	—	—	—	29,445
Morgage Backed	—	—	93,533	—	—	—	93,533
U.S. Government	—	—	475,420	—	—	—	475,420
Investment Company	6,945	—	—	—	—	—	6,945

U.S. Government
Mortgage Backed	—	—	32,728	—	—	—	32,728
U.S. Government	—	—	4,039	—	—	—	4,039
Investment Company	700	—	—	—	—	—	700

GNMA
Mortgage Backed	—	—	231,250	—	—	—	231,250
U.S. Treasury	—	—	1,498	—	—	—	1,498
Investment Company	1,703	—	—	—	—	—	1,703

136   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Core Bond
Asset Backed	—	—	$61,813	—	—	—	$61,813
Bank Loans	—	—	25,813	—	—	—	25,813
Corporate Bond	—	—	362,885	—	—	—	362,885
Foreign Government	—	—	32,022	—	—	—	32,022
Morgage Backed	—	—	296,310	—	—	—	296,310
Municipal	—	—	13,533	—	—	—	13,533
Preferred Stock	$992	—	—	—	—	—	992
Swaptions Purchased	—	—	1,171	—	—	—	1,171
U.S. Government	—	—	198,202	—	—	—	198,202
Investment Company	12,594	—	—	—	—	—	12,594

Corporate Bond
Asset Backed	—	—	838	—	—	—	838
Corporate Bond	—	—	285,753	—	—	—	285,753
Foreign Government	—	—	1,142	—	—	—	1,142
Municipal Bond	—	—	2,798	—	—	—	2,798
Investment Company	6,342	—	—	—	—	—	6,342

Strategic Income
Asset Backed	—	—	15,214	—	—	—	15,214
Bank Loans	—	—	15,397	—	—	—	15,397
Commercial Paper	—	—	2,000	—	—	—	2,000
Corporate Bond	—	—	86,362	—	—	—	86,362
Foreign Government	—	—	12,361	—	—	—	12,361
Mortgage Backed	—	—	27,977	—	—	—	27,977
Municipal	—	—	4,083	—	—	—	4,083
Swaptions Purchased	—	—	245	—	—	—	245
U.S. Government	—	—	33,762	—	—	—	33,762
Master Limited Partnership	2,300	—	—	—	—	—	2,300
Preferred Stock	1,104	—	—	—	—	—	1,104
Real Estate Investment Trust	1,826	—	—	—	—	—	1,826
Investment Company	1,290	—	—	—	—	—	1,290

Annual Report   137

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Absolute Return Bond
Asset Backed	—	—	$35,958	—	—	—	$35,958
Bank Loans	—	—	6,162	—	—	—	6,162
Corporate Bond	—	—	30,134	—	—	—	30,134
Foreign Government	—	—	15,760	—	—	—	15,760
Mortgage Backed	—	—	48,240	—	—	—	48,240
Swaptions Purchased	—	—	176	—	—	—	176
U.S. Government	—	—	1,096	—	—	—	1,096
Investment Company	$5,340	—	—	—	—	—	5,340

Floating Rate
Asset Backed	—	—	1,505	—	—	—	1,505
Bank Loans	—	—	122,292	—	—	—	122,292
Corporate Bond	—	—	22,421	—	—	—	22,421
Mortgage Backed	—	—	5,123	—	—	—	5,123
Preferred Stock	496	—	—	—	—	—	496
Investment Company	3,452	—	—	—	—	—	3,452
Unfunded floating rate loan interests[1]	—	—	—	(1)	—	—	(1)

High Income
Bank Loans	—	—	10,893	—	—	—	10,893
Corporate Bond	—	—	405,683	—	—	—	405,683
Exchange Traded Fund	2,294	—	—	—	—	—	2,294
Mortgage Backed	—	—	10,214	—	—	—	10,214
Master Limited Partnership	1,993	—	—	—	—	—	1,993
Preferred Stock	3,489	—	—	—	—	—	3,489
U.S. Government	—	—	2,005	—	—	—	2,005
Investment Company	29,111	—	—	—	—	—	29,111
Unfunded floating rate loan interests[1]	—	—	—	(1)	—	—	(1)

California Municipal Income
Municipal	—	—	58,006	—	—	—	58,006

Global Low Duration
Asset Backed	—	—	8,109	—	—	—	8,109
Bank Loans	—	—	203	—	—	—	203
Corporate Bond	—	—	57,552	—	—	—	57,552
Foreign Government	—	—	6,156	—	—	—	6,156
Mortgage Backed	—	—	9,450	—	—	—	9,450
Swaptions Purchased	—	—	124	—	—	—	124
U.S. Government	—	—	10,913	—	—	—	10,913
Investment Company	1,601	—	—	—	—	—	1,601

138   Payden Mutual Funds

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Fixed Income
Asset Backed	—	—	$6,706	—	—	—	$6,706
Corporate Bond	—	—	45,102	—	—	—	45,102
Foreign Government	—	—	54,202	—	—	—	54,202
Mortgage Backed	—	—	15,590	—	—	—	15,590
Preferred Stock	$152	—	—	—	—	—	152
Swaptions Purchased	—	—	51	—	—	—	51
U.S. Government	—	—	7,521	—	—	—	7,521
Investment Company	1,195	—	—	—	—	—	1,195
Investments Valued at NAV[2]	—	—	—	—	—	—	5,019

Emerging Markets Bond
Corporate Bond	—	—	423,312	—	—	—	423,312
Foreign Government	—	—	827,118	—	—	—	827,118
Investment Company	41,610	—	—	—	—	—	41,610

Emerging Markets Local Bond
Corporate Bond	—	—	34,503	—	—	—	34,503
Foreign Government	—	—	162,859	—	—	—	162,859
Investment Company	3,828	—	—	—	—	—	3,828

Emerging Markets Corporate Bond
Bank Loans	—	—	1,431	—	—	—	1,431
Corporate Bond	—	—	39,699	—	—	—	39,699
Foreign Government	—	—	1,346	—	—	—	1,346
Mortgage Backed	—	—	875	—	—	—	875
Investment Company	1,800	—	—	—	—	—	1,800

Equity Income
Common Stock	971,762	—	—	—	—	—	971,762
Corporate Bond	—	—	35,794	—	—	—	35,794
Master Limited Partnership	96,219	—	—	—	—	—	96,219
Preferred Stock	13,296	—	—	—	—	—	13,296
Real Estate Investment Trust	62,320	—	—	—	—	—	62,320
Investment Company	14,138	—	—	—	—	—	14,138

1	Unfunded floating rate loan interests are valued at the unrealized appreciation/depreciation on the commitment.
2	As of October 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Annual Report   139

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$227	—	—	—	$227

Low Duration
Forward currency contracts	—	—	56	—	—	—	56
Futures	$346	$(265)	—	—	—	—	81

Core Bond
Forward currency contracts	—	—	468	$(292)	—	—	176
Futures	848	(726)	—	—	—	—	122
Swaps	—	—	—	(24)	—	—	(24)
Swaptions Written	—	—	—	(848)	—	—	(848)

Corporate Bond
Futures	75	(871)	—	—	—	—	(796)

Strategic Income
Forward currency contracts	—	—	150	(62)	—	—	88
Futures	3	(212)	—	—	—	—	(209)
Swaps	—	—	—	(5)	—	—	(5)
Swaptions Written	—	—	—	(178)	—	—	(178)

Absolute Return
Forward currency contracts	—	—	157	(36)	—	—	121
Futures	1	—	—	—	—	—	1
Swaps	—	—	—	(4)	—	—	(4)
Swaptions Written	—	—	—	(127)	—	—	(127)

High Income
Forward currency contracts	—	—	137	(81)	—	—	56
Swaps	—	—	—	(29)	—	—	(29)

California Municipal
Futures	6	—	—	—	—	—	6

Global Low Duration
Forward currency contracts	—	—	49	(26)	—	—	23
Futures	57	(49)	—	—	—	—	8
Swaptions Written	—	—	—	(89)	—	—	(89)

140   Payden Mutual Funds

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Fixed Income
Forward currency contracts	—	—	$1,407	$(527)	—	—	$880
Futures	$113	$(280)	—	—	—	—	(167)
Swaps	—	—	14	—	—	—	14
Swaptions Written	—	—	—	(47)	—	—	(47)

Emerging Markets Bond
Forward currency contracts	—	—	1,153	(1,673)	—	—	(520)
Futures	—	(3)	—	—	—	—	(3)

Emerging Markets Local Bond
Forward currency contracts	—	—	673	(1,288)	—	—	(615)
Futures	50	—	—	—	—	—	50

Emerging Markets Corporate Bond
Forward currency contracts	—	—	9	(19)	—	—	(10)
Futures	—	(2)	—	—	—	—	(2)

Equity Income
Forward currency contracts	—	—	1,150	(51)	—	—	1,099

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to investments in partnerships and expired capital loss carryforward were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Distributable Earnings	Increase/ (Decrease) Paid in Capital
Strategic Income	$(4)	$4
Global Low Duration	914	(914)
Equity Income	9	(9)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2018: Limited Maturity ($961), GNMA ($1,021), and High Income ($1,619). Global Low Duration had a $914 capital loss carryforward that expired at October 31, 2018.

Annual Report   141

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2018, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Unlimited*	Total
Low Duration	$9,313	$9,313
U.S. Government	7,366	7,366
GNMA	33,261	33,261
Core Bond	14,930	14,930
Corporate Bond	2,380	2,380
Strategic Income Fund	3,221	3,221
Absolute Return Bond	1,958	1,958
Floating Rate	2,505	2,505
High Income	22,293	22,293
Global Low Duration	325	325
Global Fixed Income	587	587
Emerging Markets Bond	15,440	15,440
Emerging Markets Local Bond	20,210	20,210
Emerging Markets Corporate Bond	358	358

* Post-enactment carryforward losses.

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2017				2018

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$2,202	—	—	—	$4,886	—	—
Limited Maturity	—	5,239	—	$2,323	—	17,155	—	—
Low Duration	—	11,824	—	2,463	—	24,118	—	28
U.S. Government	—	2,196	—	—	—	1,606	—	—
GNMA	—	7,869	—	—	—	6,382	—	—
Core Bond	—	28,933	—	—	—	27,144	—	$132
Corporate Bond	—	7,630	$559	—	—	8,578	$628	—
Strategic Income	—	5,322	—	4	—	6,185	—	56
Absolute Return Bond	—	2,053	—	—	—	3,800	—	—
Floating Rate	—	6,222	—	—	—	6,219	—	—
High Income	—	29,453	—	198	—	26,132	—	—
California Municipal Income	$1,034	82	756	—	$1,245	57	156	—
Global Low Duration	—	956	—	892	—	2,306	—	20
Global Fixed Income	—	2,076	—	—	—	2,617	—	—
Emerging Markets Bond	—	65,740	—	3,073	—	68,289	—	5,933
Emerging Markets Local Bond	—	9,439	—	643	—	2,481	—	10,232
Emerging Markets Corporate Bond	—	1,830	—	—	—	2,153	23	104
Equity Income	—	20,987	4,740	—	—	28,495	43,500	—

142   Payden Mutual Funds

At October 31, 2018, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$330,260	$—	$—	$—
Limited Maturity	790,637	815	(1,936)	(1,121)
Low Duration	1,219,743	1,149	(10,721)	(9,572)
U.S. Government	38,633	46	(1,212)	(1,166)
GNMA	244,492	1,096	(11,137)	(10,041)
Core Bond	1,025,678	6,276	(27,193)	(20,917)
Corporate Bond	303,563	1,653	(9,139)	(7,486)
Strategic Income	205,421	2,480	(4,285)	(1,805)
Absolute Return	142,915	1,302	(1,361)	(59)
Floating Rate	154,486	1,348	(545)	803
High Income	474,996	4,895	(14,183)	(9,288)
California Municipal Income	58,164	512	(664)	(152)
Global Low Duration	95,149	224	(1,323)	(1,099)
Global Fixed Income	140,699	1,822	(6,304)	(4,482)
Emerging Markets Bond	1,395,057	6,526	(110,066)	(103,540)
Emerging Markets Local Bond	234,326	2,810	(36,565)	(33,755)
Emerging Markets Corporate Bond	46,344	307	(1,511)	(1,204)
Equity Income	1,046,864	160,192	(12,327)	147,865

Annual Report   143

At October 31, 2018, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	$324	$—	$—	$(318)	$—	$6
Limited Maturity	243	90	—	(215)	(1,121)	(1,003)
Low Duration	—	—	(9,313)	(168)	(9,572)	(19,053)
U.S. Government	—	—	(7,366)	—	(1,166)	(8,532)
GNMA	70	—	(33,261)	(37)	(10,041)	(43,269)
Core Bond	—	—	(14,930)	—	(20,917)	(35,847)
Corporate Bond	—	—	(2,380)	—	(7,486)	(9,866)
Strategic Income	—	—	(3,221)	—	(1,805)	(5,026)
Absolute Return Bond	869	—	(1,958)	—	(59)	(1,148)
Floating Rate	71	—	(2,505)	—	803	(1,631)
High Income	68	—	(22,293)	—	(9,288)	(31,513)
California Municipal Income	42	56	—	(16)	(152)	(70)
Global Low Duration	—	—	(325)	—	(1,099)	(1,424)
Global Fixed Income	4,090	—	(587)	—	(4,482)	(979)
Emerging Markets Bond	—	—	(15,440)	—	(103,540)	(118,980)
Emerging Markets Local Bond	—	—	(20,210)	—	(33,755)	(53,965)
Emerging Markets Corporate Bond	—	—	(358)	—	(1,204)	(1,562)
Equity Income	—	8,485	—	—	147,865	156,350

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends (000s)	Exempt Interest Dividends Per Share
California Municipal Income	$1,245	$0.38

7. Regulation S-X Amendments

On August 11, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

144   Payden Mutual Funds

Distributions for the year ended October 31, 2017 were as follows.

	Adviser Class			Investor Class			Institutional Class
	Net Investment Income	Net Realized Gains	Total	Net Investment Income	Net Realized Gains	Total	Net Investment Income	Net Realized Gains	Total
Cash Reserves Money Market	—	—	—	$(2,201)	$(1)	$(2,202)	—	—	—
Limited Maturity	—	—	—	(5,239)	—	(5,239)	—	—	—
Low Duration	—	—	—	(11,824)	—	(11,824)	—	—	—
U.S. Government	$(4)	—	$(4)	(2,192)	—	(2,192)	—	—	—
GNMA	(507)	—	(507)	(7,361)	—	(7,361)	—	—	—
Core Bond	(741)	$(186)	(927)	(22,452)	(5,554)	(28,006)	—	—	—
Corporate Bond	—	—	—	(5,462)	(2,728)	(8,190)	—	—	—
Strategic Income	(53)	(5)	(58)	(3,588)	(166)	(3,754)	$(1,468)	$(42)	$(1,510)
Absolute Return Bond	(2)	—	(2)	(1,641)	—	(1,641)	(410)	—	(410)
Floating Rate	(8)	—	(8)	(1,741)	—	(1,741)	(4,473)	—	(4,473)
High Income	(582)	—	(582)	(28,871)	—	(28,871)	—	—	—
California Municipal Income	—	—	—	(1,034)	(838)	(1,872)	—	—	—
Global Low Duration	—	—	—	(956)	—	(956)	—	—	—
Global Fixed Income	—	—	—	(2,076)	—	(2,076)	—	—	—
Emerging Markets Bond	(5,633)	—	(5,633)	(25,614)	—	(25,614)	(34,493)	—	(34,493)
Emerging Markets Local Bond	(7)	—	(7)	(9,432)	—	(9,432)	—	—	—
Emerging Markets Corporate Bond	(5)	—	(5)	(173)	—	(173)	(1,652)	—	(1,652)
Equity Income	(317)	(68)	(385)	(12,459)	(2,903)	(15,362)	(8,211)	(1,769)	(9,980)

8. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Annual Report   145

For the share outstanding for each of the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment activities:
Net investment income	0.01	0.01	0.00 (1)	0.00 (1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00	0.00	0.00 (1)	0.00 (1)	0.00	(1)

Total from investment activities	0.01	0.01	0.00	0.00	0.00

Distributions to shareholders:
From net investment income	(0.01)	(0.01)	0.00 (1)	0.00 (1)	0.00	(1)
Return of capital	—	—	—	—	0.00	(1)

Total distributions to shareholders	(0.01)	(0.01)	0.00	0.00	0.00

Net asset value — end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.43%	0.53%	0.09%	0.01%	0.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$329,996	$447,563	$551,064	$392,391	$490,666
Ratio of gross expense to average net assets	0.38%	0.38%	0.37%	0.39%	0.37%
Ratio of net expense to average net assets	0.25%	0.25%	0.24%	0.09%	0.08%
Ratio of investment income less gross expenses to average net assets	1.26%	0.40%	(0.04)%	(0.29)%	(0.28)%
Ratio of net investment income to average net assets	1.39%	0.52%	0.10%	0.01%	0.01%
Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$9.48	$9.46	$9.42	$9.47	$9.47

Income (loss) from investment activities:
Net investment income	0.20	0.12	0.08	0.06	0.07
Net realized and unrealized gains (losses)	(0.02)	0.02	0.04	(0.04)	(0.00	)(1)

Total from investment activities	0.18	0.14	0.12	0.02	0.07

Distributions to shareholders:
From net investment income	(0.20)	(0.08)	(0.07)	(0.04)	(0.07)
Return of capital	—	(0.04)	(0.01)	(0.03)	—

Total distributions to shareholders	(0.20)	(0.12)	(0.08)	(0.07)	(0.07)

Net asset value — end of period	$9.46	$9.48	$9.46	$9.42	$9.47

Total return	1.92%	1.52%	1.31%	0.20%	0.78%

Ratios/supplemental data:
Net assets, end of period (000s)	$784,821	$707,930	$463,149	$422,996	$318,671
Ratio of gross expense to average net assets	0.55%	0.56%	0.57%	0.57%	0.57%
Ratio of net expense to average net assets	0.25%	0.25%	0.26%	0.31%	0.35%
Ratio of investment income less gross expenses to average net assets	1.82%	1.06%	0.57%	0.31%	0.59%
Ratio of net investment income to average net assets	2.12%	1.37%	0.88%	0.57%	0.81%
Portfolio turnover rate	72%	51%	39%	39%	59%

The Fund commenced operations on April 29, 1994.

(1)   Amount is less than $0.005.

146   Payden Mutual Funds

	Payden Low Duration Fund
	2018		2017	2016	2015		2014
Net asset value — beginning of period	$10.09		$10.10	$10.05	$10.15		$10.15

Income (loss) from investment activities:
Net investment income	0.22		0.16	0.12	0.11		0.12

Net realized and unrealized gains (losses)	(0.18)		(0.02)	0.05	(0.06)		(0.00	)(1)

Total from investment activities	0.04		0.14	0.17	0.05		0.12
Distributions to shareholders:
From net investment income	(0.22)		(0.12)	(0.11)	(0.11)		(0.12)
From net realized gains	—		—	—	(0.04)		—
Return of capital	(0.00	)(1)	(0.03)	(0.01)	(0.00	)(1)	—

Total distributions to shareholders	(0.22)		(0.15)	(0.12)	(0.15)		(0.12)

Net asset value — end of period	$9.91		$10.09	$10.10	$10.05		$10.15

Total return	0.39%		1.37%	1.74%	0.50%		1.14%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,212,308		$1,061,436	$800,892	$820,662		$833,205
Ratio of gross expense to average net assets	0.54%		0.54%	0.57%	0.57%		0.55%
Ratio of net expense to average net assets	0.43%		0.44%	0.45%	0.47%		0.48%
Ratio of investment income less gross expenses to average net assets	2.06%		1.44%	1.13%	1.02%		1.06%
Ratio of net investment income to average net assets	2.17%		1.55%	1.24%	1.12%		1.13%
Portfolio turnover rate	85%		118%	41%	31%		45%
The Fund commenced operations on December 31, 1993. (1) Amount is less than $0.005.
	Payden U.S. Government Fund
	2018		2017	2016	2015		2014
Net asset value — beginning of period	$10.42		$10.61	$10.63	$10.68		$10.67

Income (loss) from investment activities:
Net investment income (1)	0.15		0.11	0.10	0.09		0.08
Net realized and unrealized gains (losses)	(0.24)		(0.13)	0.05	0.02		0.08

Total from investment activities	(0.09)		(0.02)	0.15	0.11		0.16

Distributions to shareholders:
From Net investment income	(0.22)		(0.17)	(0.17)	(0.16)		(0.15)

Net asset value — end of period	$10.11		$10.42	$10.61	$10.63		$10.68

Total return	(0.86)%		(0.16)%	1.46%	1.01%		1.52%

Ratios/supplemental data:
Net assets, end of period (000s)	$37,678		$135,454	$137,581	$133,420		$130,508
Ratio of gross expense to average net assets	0.62%		0.56%	0.58%	0.59%		0.59%
Ratio of net expense to average net assets	0.41%		0.45%	0.45%	0.45%		0.45%
Ratio of investment income less gross expenses to average net assets	1.28%		0.89%	0.81%	0.69%		0.60%
Ratio of net investment income to average net assets	1.49%		1.00%	0.94%	0.82%		0.74%
Portfolio turnover rate	28%		27%	35%	32%		27%

The Fund commenced operations on January 3, 1995.

(1) Based on average shares outstanding.

Annual Report   147

	Payden GNMA Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$9.49		$9.80	$9.79	$9.95	$10.00

Income (loss) from investment activities:
Net investment income	0.16		0.14	0.15	0.14	0.15
Net realized and unrealized gains (losses)	(0.38)		(0.15)	0.17	0.06	0.22

Total from investment activities	(0.22)		(0.01)	0.32	0.20	0.37

Distributions to shareholders:
From Net investment income	(0.30)		(0.30)	(0.31)	(0.36)	(0.42)

Net asset value — end of period	$8.97		$9.49	$9.80	$9.79	$9.95

Total return	(2.34)%		(0.12)%	3.26%	2.06%	3.79%

Ratios/supplemental data:
Net assets, end of period (000s)	$159,393		$235,225	$272,657	$255,273	$281,473
Ratio of gross expense to average net assets	0.68%		0.69%	0.69%	0.67%	0.61%
Ratio of net expense to average net assets	0.50%		0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.74%		1.27%	1.16%	1.36%	1.58%
Ratio of net investment income to average net assets	1.93%		1.46%	1.35%	1.53%	1.68%
Portfolio turnover rate	20%		17%	12%	15%	12%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Adviser Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.70		$10.83	$10.62	$10.80	$10.65

Income (loss) from investment activities:
Net investment income	0.28	(1)	0.27 (1)	0.25 (1)	0.23 (1)	0.26 (1)
Net realized and unrealized gains (losses)	(0.50)		0.00 (2)	0.25	(0.07)	0.27

Total from investment activities	(0.22)		0.27	0.50	0.16	0.53

Distributions to shareholders:
From Net investment income	(0.31)		(0.32)	(0.28)	(0.26)	(0.29)
From Net realized gains	—		(0.08)	(0.01)	(0.08)	(0.09)
Return of capital.	(0.00	)(2)	—	—	—	—

Total distributions to shareholders	(0.31)		(0.40)	(0.29)	(0.34)	(0.38)

Net asset value — end of period	$10.17		$10.70	$10.83	$10.62	$10.80

Total return	(2.12)%		2.60%	4.83%	1.49%	5.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$29,799		$25,993	$25,801	$24,314	$5,457
Ratio of gross expense to average net assets	0.78%		0.78%	0.79%	0.79%	0.78%
Ratio of net expense to average net assets	0.78%		0.78%	0.79%	0.79%	0.78%
Ratio of investment income less gross expenses to average net assets	2.71%		2.55%	2.32%	2.05%	2.40%
Ratio of net investment income to average net assets	2.71%		2.55%	2.32%	2.05%	2.40%
Portfolio turnover rate	67%		87%	57%	31%	49%

The Class commenced operations on November 2, 2009.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005.

148   Payden Mutual Funds

	Payden Core Bond Fund - Investor Class
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.73		$10.85	$10.64	$10.82	$10.67

Income (loss) from investment activities:
Net investment income	0.31	(1)	0.30 (1)	0.28 (1)	0.25 (1)	0.28 (1)
Net realized and unrealized gains (losses)	(0.51)		0.00 (2)	0.25	(0.07)	0.28

Total from investment activities	(0.20)		0.30	0.53	0.18	0.56

Distributions to shareholders:
From Net investment income	(0.33)		(0.34)	(0.31)	(0.28)	(0.32)
From Net realized gains	—		(0.08)	(0.01)	(0.08)	(0.09)
Return of capital	(0.00	)(2)	—	—	—	—

Total distributions to shareholders	(0.33)		(0.42)	(0.32)	(0.36)	(0.41)

Net asset value — end of period	$10.20		$10.73	$10.85	$10.64	$10.82

Total return	(1.88)%		2.94%	5.07%	1.73%	5.34%

Ratios/supplemental data:
Net assets, end of period (000s)	$604,289		$719,847	$735,916	$660,835	$593,724
Ratio of gross expense to average net assets	0.53%		0.53%	0.54%	0.54%	0.53%
Ratio of net expense to average net assets	0.53%		0.53%	0.54%	0.54%	0.53%
Ratio of investment income less gross expenses to average net assets	2.95%		2.80%	2.57%	2.30%	2.65%
Ratio of net investment income to average net assets	2.95%		2.80%	2.57%	2.30%	2.65%
Portfolio turnover rate	67%		87%	57%	31%	49%
The Fund commenced operations on December 31, 1993.
	Payden Core Bond Fund - SI Class
	2018
Net asset value — beginning of period	$10.66

Income (loss) from investment activities:
Net investment income	0.25	(1)
Net realized and unrealized gains (losses)	(0.43)

Total from investment activities	(0.18)

Distributions to shareholders:
From Net investment income	(0.29)
Return of capital	(0.00	)(2)

Total distributions to shareholders	(0.29)

Net asset value — end of period	$10.19

Total return	(1.75	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$296,239
Ratio of gross expense to average net assets	0.53	%(4)
Ratio of net expense to average net assets	0.42	%(4)
Ratio of investment income less gross expenses to average net assets	3.03	%(4)
Ratio of net investment income to average net assets	3.14	%(4)
Portfolio turnover rate	67%

The Class commenced operations on January 22, 2018.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005.

(3)  Not annualized.

(4)  Annualized.

Annual Report   149

	Payden Corporate Bond Fund
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$11.38	$11.37	$10.97	$11.37	$11.05

Income (loss) from investment activities:
Net investment income	0.39	0.38	0.34	0.35	0.39
Net realized and unrealized gains (losses)	(0.68)	0.25	0.53	(0.11)	0.50

Total from investment activities	(0.29)	0.63	0.87	0.24	0.89

Distributions to shareholders:
From net investment income	(0.39)	(0.38)	(0.34)	(0.34)	(0.41)
From net realized gains	(0.07)	(0.24)	(0.13)	(0.30)	(0.16)

Total distributions to shareholders	(0.46)	(0.62)	(0.47)	(0.64)	(0.57)

Net asset value — end of period	$10.63	$11.38	$11.37	$10.97	$11.37

Total return	(2.61)%	5.83%	8.18%	2.26%	8.31%

Ratios/supplemental data:
Net assets, end of period (000s)	$298,708	$207,305	$140,468	$71,542	$69,646
Ratio of gross expense to average net assets	0.72%	0.70%	0.74%	0.78%	0.79%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.52%	3.32%	3.04%	3.08%	3.42%
Ratio of net investment income to average net assets	3.59%	3.37%	3.13%	3.21%	3.56%
Portfolio turnover rate	85%	93%	145%	112%	104%

The Fund commenced operations on March 12, 2009.

	Payden Strategic Income Fund - Investor Class
	2018		2017		2016	2015	2014
Net asset value — beginning of period	$10.11		$10.12		$9.96	$10.00	$10.00

Income (loss) from investment activities:
Net investment income	0.31		0.28		0.22	0.22	(0.09)
Net realized and unrealized gains (losses)	(0.34)		0.02		0.16	(0.01)	(0.00	)(1)

Total from investment activities	(0.03)		0.30		0.38	0.21	(0.09)

Distributions to shareholders:
From net investment income	(0.31)		(0.30)		(0.22)	(0.22)	(0.09)
From net realized gains	—		(0.01)		—	(0.02)	—
Return of capital	(0.00	)(1)	(0.00	)(1)	—	(0.01)	—

Total distributions to shareholders	(0.31)		(0.31)		(0.22)	(0.25)	(0.09)

Net asset value — end of period	$9.77		$10.11		$10.12	$9.96	$10.00

Total return	(0.33)%		3.09%		3.90%	2.08%	0.94	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$146,823		$135,024		$150,106	$108,789	$55,453
Ratio of gross expense to average net assets	0.85%		0.86%		0.88%	0.90%	1.20	%(3)
Ratio of net expense to average net assets	0.72%		0.77%		0.80%	0.80%	0.80	%(3)
Ratio of investment income less gross expenses to average net assets	2.90%		2.60%		2.14%	2.06%	1.79	%(3)
Ratio of net investment income to average net assets	3.04%		2.70%		2.22%	2.17%	2.19	%(3)
Portfolio turnover rate	66%		78%		52%	30%	17	%(2)

The Fund commenced operations on May 8, 2014.

(1)  Amount is less than $0.005.

(2)  Not annualized.

(3)  Annualized.

150   Payden Mutual Funds

	Payden Strategic Income Fund - SI Class
	2018		2017		2016	2015	2014
Net asset value — beginning of period	$10.11		$10.12		$9.96	$9.99	$10.00

Income (loss) from investment activities:
Net investment income	0.32		0.27		0.25	0.23	0.09
Net realized and unrealized gains (losses)	(0.34)		0.04		0.15	0.00	(0.00	)(1)

Total from investment activities	(0.02)		0.31		0.40	0.23	0.09

Distributions to shareholders:
From net investment income	(0.32)		(0.31)		(0.24)	(0.23)	(0.10)
From net realized gains	—		(0.01)		—	(0.02)	—
Return of capital	(0.00	)(1)	(0.00	)(1)	—	(0.01)	—

Total distributions to shareholders	(0.32)		(0.32)		(0.24)	(0.26)	(0.10)

Net asset value — end of period	$9.77		$10.11		$10.12	$9.96	$9.99

Total return	(0.20)%		3.21%		4.03%	2.32%	0.93	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$58,071		$90,619		$30,764	$37,766	$32,682
Ratio of gross expense to average net assets	0.85%		0.85%		0.89%	0.90%	1.17	%(3)
Ratio of net expense to average net assets	0.59%		0.65%		0.65%	0.65%	0.65	%(3)
Ratio of investment income less gross expenses to average net assets	2.86%		2.59%		2.15%	2.06%	1.87	%(3)
Ratio of net investment income to average net assets	3.11%		2.79%		2.39%	2.31%	2.39	%(3)
Portfolio turnover rate	66%		78%		52%	30%	17	%(2)

The Fund commenced operations on May 8, 2014.

	Payden Absolute Return Bond Fund - Investor Class
	2018	2017	2016	2015
Net asset value — beginning of period	$10.09	$9.99	$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.28	0.25	0.27	0.17	(4)
Net realized and unrealized gains(losses)	(0.14)	0.09	0.05	(0.07)

Total from investment activities	0.14	0.34	0.32	0.10

Distributions to shareholders:
From net investment income	(0.30)	(0.24)	(0.25)	(0.18)

Net asset value — end of period	$9.93	$10.09	$9.99	$9.92

Total return	1.40%	3.42%	3.32%	0.97	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$105,026	$86,883	$63,996	$42,121
Ratio of gross expense to average net assets	0.84%	0.89%	0.97%	1.17	%(3)
Ratio of net expense to average net assets	0.70%	0.70%	0.70%	0.70	%(3)
Ratio of investment income less gross expenses to average net assets	2.63%	2.27%	2.45%	1.45	%(3)
Ratio of net investment income to average net assets	2.77%	2.46%	2.73%	1.92	%(3)
Portfolio turnover rate	145%	112%	47%	64	%(2)

The Fund commenced operations on November 6, 2014.

(1) Amount is less than $0.005.

(2) Not annualized.

(3) Annualized.

(4) Based on average shares outstanding.

Annual Report   151

	Payden Absolute Return Bond Fund - SI Class
	2018	2017	2016	2015
Net asset value — beginning of period	$10.09	$10.00	$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.26	0.25	0.33	0.19	(1)
Net realized and unrealized gains (losses)	(0.11)	0.09	0.01	(0.07)

Total from investment activities	0.15	0.34	0.34	0.12

Distributions to shareholders:
From net investment income	(0.31)	(0.25)	(0.27)	(0.19)

Net asset value — end of period	$9.93	$10.09	$10.00	$9.93

Total return	1.55%	3.47%	3.47%	1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$34,229	$17,050	$13,055	$18,830
Ratio of gross expense to average net assets	0.84%	0.90%	0.99%	1.17	%(3)
Ratio of net expense to average net assets	0.55%	0.55%	0.55%	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	2.67%	2.27%	2.43%	1.32	%(3)
Ratio of net investment income to average net assets	2.96%	2.61%	2.86%	1.94	%(3)
Portfolio turnover rate	145%	112%	47%	64	%(2)

The Fund commenced operations on November 6, 2014.

	Payden Floating Rate Fund - Investor Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$10.00	$9.99	$9.89	$9.97	$10.00

Income from investment activities:
Net investment income	0.39	0.34	0.34	0.32	0.27
Net realized and unrealized gains (losses)	(0.08)	0.01	0.10	(0.06)	(0.03)

Total from investment activities	0.31	0.35	0.44	0.26	0.24

Distributions to shareholders:
From net investment income	(0.38)	(0.34)	(0.34)	(0.31)	(0.27)
From net realized gains.	—	—	—	(0.03)	—

Total distributions to shareholders	(0.38)	(0.34)	(0.34)	(0.34)	(0.27)

Net asset value — end of period	$9.93	$10.00	$9.99	$9.89	$9.97

Total return	3.15%	3.51%	4.59%	2.64%	2.39	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$51,467	$63,804	$64,649	$42,478	$46,586
Ratio of gross expense to average net assets	0.85%	0.83%	0.85%	0.84%	0.90	%(3)
Ratio of net expense to average net assets	0.75%	0.75%	0.75%	0.75%	0.75	%(3)
Ratio of investment income less gross expenses to average net assets	3.65%	3.25%	3.38%	3.00%	3.03	%(3)
Ratio of net investment income to average net assets	3.75%	3.34%	3.47%	3.09%	3.17	%(3)
Portfolio turnover rate	91%	107%	41%	39%	18	%(2)

The Fund commenced operations on November 11, 2013.

(1)  Based on average shares outstanding.

(2)  Not annualized.

(3)  Annualized.

152   Payden Mutual Funds

	Payden Floating Rate Fund - SI Class
	2018	2017		2016	2015	2014
Net asset value — beginning of period	$10.01	$10.00		$9.90	$9.98	$10.00

Income from investment activities:
Net investment income	0.39	0.35		0.35	0.32	0.28
Net realized and unrealized gains (losses)	(0.07)	0.01		0.10	(0.05)	(0.02)

Total from investment activities	0.32	0.36		0.45	0.27	0.26

Distributions to shareholders:
From net investment income	(0.39)	(0.35)		(0.35)	(0.32)	(0.28)
From net realized gains.	—	—		—	(0.03)	—

Total distributions to shareholders	(0.39)	(0.35)		(0.35)	(0.35)	(0.28)

Net asset value — end of period	$9.94	$10.01		$10.00	$9.90	$9.98

Total return	3.25%	3.73%		4.58%	2.74%	2.59	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$104,837	$128,586		$122,809	$124,006	$119,799
Ratio of gross expense to average net assets	0.85%	0.83%		0.85%	0.84%	0.89	%(2)
Ratio of net expense to average net assets	0.65%	0.65%		0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.66%	3.25%		3.38%	3.01%	2.93	%(2)
Ratio of net investment income to average net assets	3.86%	3.43%		3.58%	3.20%	3.18	%(2)
Portfolio turnover rate	91%	107%		41%	39%	18	%(1)
The Fund commenced operations on November 11, 2013.

	Payden High Income Fund
	2018	2017		2016	2015	2014
Net asset value — beginning of period	$6.59	$6.46		$6.40	$7.08	$7.28

Income (loss) from investment activities:
Net investment income	0.35	0.34		0.33	0.36	0.40
Net realized and unrealized gains (losses)	(0.34)	0.14		0.06	(0.42)	(0.00	)(3)

Total from investment activities	0.01	0.48		0.39	(0.06)	0.40

Distributions to shareholders:
From net investment income	(0.35)	(0.35)		(0.33)	(0.36)	(0.40)
From net realized gains.	—	(0.00	)(3)	—	(0.26)	(0.20)

Total distributions to shareholders	(0.35)	(0.35)		(0.33)	(0.62)	(0.60)

Net asset value — end of period	$6.25	$6.59		$6.46	$6.40	$7.08

Total return	0.16%	7.60%		6.33%	(0.79)%	5.75%

Ratios/supplemental data:
Net assets, end of period (000s)	$449,939	$533,635		$587,215	$603,937	$734,666
Ratio of gross expense to average net assets	0.62%	0.65%		0.66%	0.67%	0.66%
Ratio of net expense to average net assets	0.62%	0.65%		0.66%	0.67%	0.66%
Ratio of investment income less gross expenses to average net assets	5.36%	5.14%		5.16%	5.29%	5.54%
Ratio of net investment income to average net assets	5.36%	5.14%		5.16%	5.29%	5.54%
Portfolio turnover rate	62%	67%		44%	32%	42%

The Fund commenced operations on December 30, 1997.

(1)   Not annualized.

(2)   Annualized.

(3)   Amount is less than $0.005.

Annual Report   153

	Payden California Municipal Income Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.28		$10.41	$10.39	$10.50	$10.27

Income (loss) from investment activities:
Net investment income	0.22		0.19	0.19	0.23	0.24
Net realized and unrealized gains (losses)	(0.26)		0.03	0.14	(0.03)	0.29

Total from investment activities	(0.04)		0.22	0.33	0.20	0.53

Distributions to shareholders:
From net investment income	(0.22)		(0.19)	(0.19)	(0.23)	(0.24)
From net realized gains.	(0.04)		(0.16)	(0.12)	(0.08)	(0.06)

Total distributions to shareholders	(0.26)		(0.35)	(0.31)	(0.31)	(0.30)

Net asset value — end of period	$9.98		$10.28	$10.41	$10.39	$10.50

Total return	(0.39)%		2.28%	3.22%	1.87%	5.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$57,140		$57,645	$55,808	$45,938	$46,729
Ratio of gross expense to average net assets	0.68%		0.70%	0.71%	0.70%	0.70%
Ratio of net expense to average net assets	0.53%		0.54%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.05%		1.72%	1.62%	2.03%	2.18%
Ratio of net investment income to average net assets	2.20%		1.89%	1.78%	2.17%	2.33%
Portfolio turnover rate	161%		157%	57%	45%	48%
The Fund commenced operations on December 17, 1998.

	Payden Global Low Duration Fund
	2018		2017	2016	2015	2014
Net asset value — beginning of period	$10.06		$10.05	$10.01	$10.10	$10.08

Income (loss) from investment activities:
Net investment income	0.23		0.17	0.11	0.12	0.12
Net realized and unrealized gains (losses)	(0.19)		0.00 (1)	0.05	(0.09)	0.02

Total from investment activities	0.04		0.17	0.16	0.03	0.14

Distributions to shareholders:
From net investment income	(0.23)		(0.08)	(0.09)	(0.02)	(0.12)
Return of capital.	(0.00	)(1)	(0.08)	(0.03)	(0.10)	—

Total distributions to shareholders	(0.23)		(0.16)	(0.12)	(0.12)	(0.12)

Net asset value — end of period	$9.87		$10.06	$10.05	$10.01	$10.10

Total return	0.42%		1.66%	1.61%	0.32%	1.43%

Ratios/supplemental data:
Net assets, end of period (000s)	$93,737		$113,405	$135,217	$130,344	$139,965
Ratio of gross expense to average net assets	0.67%		0.66%	0.66%	0.69%	0.69%
Ratio of net expense to average net assets	0.53%		0.54%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.13%		1.49%	1.02%	1.05%	1.11%
Ratio of net investment income to average net assets	2.28%		1.61%	1.14%	1.18%	1.25%
Portfolio turnover rate	55%		108%	41%	35%	54%

The Fund commenced operations on September 18, 1996.

(1)   Amount is less than $0.005.

154   Payden Mutual Funds

	Payden Global Fixed Income Fund
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$9.11	$9.04	$8.87	$8.84	$8.53

Income (loss) from investment activities:
Net investment income	0.16	0.14	0.13	0.15	0.21
Net realized and unrealized gains (losses)	(0.19)	0.08	0.27	0.05	0.31

Total from investment activities	(0.03)	0.22	0.40	0.20	0.52

Distributions to shareholders:
From net investment income	(0.19)	(0.15)	(0.11)	(0.17)	(0.18)
From net realized gains	—	—	(0.10)	—	—
Return of capital	—	—	(0.02)	—	(0.03)

Total distributions to shareholders	(0.19)	(0.15)	(0.23)	(0.17)	(0.21)

Net asset value — end of period	$8.89	$9.11	$9.04	$8.87	$8.84

Total return	(0.39)%	2.48%	4.68%	2.27%	6.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$129,003	$124,647	$111,109	$80,293	$50,679
Ratio of gross expense to average net assets	0.76%	0.78%	0.80%	0.81%	0.90%
Ratio of net expense to average net assets	0.69%	0.65%	0.65%	0.66%	0.70%
Ratio of investment income less gross expenses to average net assets	1.70%	1.48%	1.39%	1.63%	2.30%
Ratio of net investment income to average net assets	1.78%	1.60%	1.55%	1.78%	2.50%
Portfolio turnover rate	49%	58%	76%	44%	55%

The Fund commenced operations on September 1, 1992.

	Payden Emerging Markets Bond Fund - Adviser Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$14.22	$13.96	$13.10	$14.14	$13.90

Income (loss) from investment activities:
Net investment income	0.72	0.75	0.66	0.63	0.70
Net realized and unrealized gains (losses)	(1.53)	0.26	0.92	(1.04)	0.29

Total from investment activities	(0.81)	1.01	1.58	(0.41)	0.99

Distributions to shareholders:
From net investment income	(0.66)	(0.72)	(0.72)	(0.63)	(0.60)
From net realized gains	—	—	—	—	(0.05)
Return of capital	(0.06)	(0.03)	—	—	(0.10)

Total distributions to shareholders	(0.72)	(0.75)	(0.72)	(0.63)	(0.75)

Net asset value — end of period	$12.69	$14.22	$13.96	$13.10	$14.14

Total return	(5.86)%	7.50%	12.46%	(2.94)%	7.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$82,007	$131,677	$76,182	$29,481	$21,754
Ratio of gross expense to average net assets	1.00%	1.00%	1.00%	1.01%	1.03%
Ratio of net expense to average net assets	1.00%	1.00%	1.00%	1.01%	1.03%
Ratio of investment income less gross expenses to average net assets	5.31%	5.36%	5.08%	4.73%	5.03%
Ratio of net investment income to average net assets	5.31%	5.36%	5.08%	4.73%	5.03%
Portfolio turnover rate	63%	48%	46%	54%	73%

The Class commenced operations on November 2, 2009.

Annual Report   155

	Payden Emerging Markets Bond Fund - Investor Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$14.21	$13.95	$13.08	$14.11	$13.88

Income (loss) from investment activities:
Net investment income	0.77	0.77	0.73	0.67	0.75
Net realized and unrealized gains (losses)	(1.54)	0.27	0.89	(1.04)	0.26

Total from investment activities	(0.77)	1.04	1.62	(0.37)	1.01

Distributions to shareholders:
From net investment income	(0.70)	(0.75)	(0.75)	(0.66)	(0.63)
From net realized gains	—	—	—	—	(0.05)
Return of capital	(0.06)	(0.03)	—	—	(0.10)

Total distributions to shareholders	(0.76)	(0.78)	(0.75)	(0.66)	(0.78)

Net asset value — end of period	$12.68	$14.21	$13.95	$13.08	$14.11

Total return	(5.64)%	7.76%	12.75%	(2.65)%	7.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$404,580	$538,525	$478,082	$416,408	$379,923
Ratio of gross expense to average net assets	0.75%	0.75%	0.75%	0.76%	0.78%
Ratio of net expense to average net assets	0.75%	0.75%	0.75%	0.76%	0.78%
Ratio of investment income less gross expenses to average net assets	5.56%	5.60%	5.45%	4.98%	5.29%
Ratio of net investment income to average net assets	5.56%	5.60%	5.45%	4.98%	5.29%
Portfolio turnover rate	63%	48%	46%	54%	73%

The Fund commenced operations on December 17, 1998.

	Payden Emerging Markets Bond Fund - SI Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$14.19	$13.93	$13.07	$14.10	$13.87

Income from investment activities:
Net investment income	0.77	0.78	0.74	0.68	0.74
Net realized and unrealized gains (losses)	(1.52)	0.27	0.88	(1.04)	0.28

Total from investment activities	(0.75)	1.05	1.62	(0.36)	1.02

Distributions to shareholders:
From net investment income	(0.71)	(0.75)	(0.76)	(0.67)	(0.64)
From net realized gains	—	—	—	—	(0.05)
Return of capital	(0.06)	(0.04)	—	—	(0.10)

Total distributions to shareholders	(0.77)	(0.79)	(0.76)	(0.67)	(0.79)

Net asset value — end of period	$12.67	$14.19	$13.93	$13.07	$14.10

Total return	(5.51)%	7.83%	12.76%	(2.58)%	7.64%

Ratios/supplemental data:
Net assets, end of period (000s)	$792,357	$693,577	$604,978	$518,220	$450,550
Ratio of gross expense to average net assets	0.75%	0.75%	0.75%	0.76%	0.77%
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.61%	5.59%	5.46%	4.98%	5.28%
Ratio of net investment income to average net assets	5.67%	5.65%	5.52%	5.05%	5.35%
Portfolio turnover rate	63%	48%	46%	54%	73%

The Class commenced operations on April 9, 2012.

156   Payden Mutual Funds

	Payden Emerging Markets Local Bond Fund
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$6.90	$6.95	$6.66	$8.48	$9.33

Income from investment activities:
Net investment income	0.42	0.43	0.37	0.40	0.51
Net realized and unrealized gains (losses)	(0.93)	(0.05)	0.28	(1.83)	(0.86)

Total from investment activities	(0.51)	0.38	0.65	(1.43)	(0.35)

Distributions to shareholders:
From net investment income	(0.08)	(0.40)	—	—	—
Return of capital.	(0.34)	(0.03)	(0.36)	(0.39)	(0.50)

Total distributions to shareholders	(0.42)	(0.43)	(0.36)	(0.39)	(0.50)

Proceeds from redemption fees
Net asset value — end of period	$5.97	$6.90	$6.95	$6.66	$8.48

Total return	(7.98)%	5.63%	10.11%	(17.16)%	(3.84)%

Ratios/supplemental data:
Net assets, end of period (000s)	$203,978	$180,942	$156,240	$125,970	$174,827
Ratio of gross expense to average net assets	0.84%	1.08%	0.96%	0.98%	0.96%
Ratio of net expense to average net assets	0.92%	0.98%	0.98%	0.97%	0.96%
Ratio of investment income less gross expenses to average net assets	6.25%	6.14%	5.46%	5.26%	5.59%
Ratio of net investment income to average net assets	6.17%	6.25%	5.44%	5.28%	5.59%
Portfolio turnover rate	69%	61%	68%	106%	99%

The Fund commenced operations on November 2, 2011.

	Payden Emerging Markets Corporate Bond Fund - Investor Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$10.33	$10.09	$9.62	$10.39	$10.00

Income from investment activities:
Net investment income	0.49 (3)	0.46 (3)	0.41 (3)	0.43	0.64
Net realized and unrealized gains (losses)	(0.72)	0.24	0.47	(0.59)	0.18

Total from investment activities	(0.23)	0.70	0.88	(0.16)	0.82

Distributions to shareholders:
From net investment income	(0.46)	(0.46)	(0.41)	(0.43)	(0.43)
From net realized gains	(0.03)	—	—	(0.18)	—
Return of capital	(0.02)	—	—	—	—

Total distributions to shareholders	(0.51)	(0.46)	(0.41)	(0.61)	(0.43)

Net asset value — end of period	$9.59	$10.33	$10.09	$9.62	$10.39

Total return	(2.26)%	7.12%	9.35%	(1.55)%	8.31	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,208	$4,051	$3,655	$1,401	$1,522
Ratio of gross expense to average net assets	1.30%	1.33%	1.33%	1.33%	1.42	%(2)
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.94	%(2)
Ratio of investment income less gross expenses to average net assets	4.49%	4.14%	3.77%	4.00%	3.90	%(2)
Ratio of net investment income to average net assets	4.84%	4.52%	4.15%	4.39%	4.37	%(2)
Portfolio turnover rate	79%	63%	74%	93%	100	%(1)

The Fund commenced operations on November 11, 2013.

(1)  Not annualized.

(2)  Annualized.

(3)  Based on average shares outstanding.

Annual Report   157

	Payden Emerging Markets Corporate Bond Fund - SI Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$10.34	$10.10	$9.63	$10.40	$10.00

Income from investment activities:
Net investment income	0.49 (1)	0.47 (1)	0.42 (1)	0.45	0.44
Net realized and unrealized gains (losses)	(0.71)	0.24	0.47	(0.60)	0.40

Total from investment activities	(0.22)	0.71	0.89	(0.15)	0.84

Distributions to shareholders:
From net investment income	(0.47)	(0.47)	(0.42)	(0.44)	(0.44)
From net realized gains	(0.03)	—	—	(0.18)	—
Return of capital	(0.02)	—	—	—	—

Total distributions to shareholders	(0.52)	(0.47)	(0.42)	(0.62)	(0.44)

Net asset value — end of period	$9.60	$10.34	$10.10	$9.63	$10.40

Total return	(2.16)%	7.22%	9.44%	(1.47)%	8.52	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$41,213	$36,576	$35,450	$34,600	$41,662
Ratio of gross expense to average net assets	1.31%	1.33%	1.35%	1.33%	1.39	%(3)
Ratio of net expense to average net assets	0.85%	0.85%	0.85%	0.85%	0.85	%(3)
Ratio of investment income less gross expenses to average net assets	4.49%	4.13%	3.80%	4.01%	3.89	%(3)
Ratio of net investment income to average net assets	4.95%	4.61%	4.29%	4.49%	4.43	%(3)
Portfolio turnover rate	79%	63%	74%	93%	100	%(2)

The Fund commenced operations on November 11, 2013.

(1)  Based on average shares outstanding.

(2)  Not annualized.

(3)  Annualized.

	Payden Equity Income Fund - Adviser Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$16.68	$14.69	$13.98	$14.40	$12.64

Income from investment activities:
Net investment income	0.33	0.32	0.36	0.32	0.36
Net realized and unrealized gains	0.30	2.08	0.76	0.05	1.72

Total from investment activities	0.63	2.40	1.12	0.37	2.08

Distributions to shareholders:
From net investment income	(0.30)	(0.33)	(0.41)	(0.36)	(0.21)
From net realized gains	(0.82)	(0.08)	—	(0.43)	(0.11)

Total distributions to shareholders	(1.12)	(0.41)	(0.41)	(0.79)	(0.32)

Net asset value — end of period	$16.19	$16.68	$14.69	$13.98	$14.40

Total return	3.69%	16.59%	8.06%	2.66%	16.66%

Ratios/supplemental data:
Net assets, end of period (000s)	$13,580	$14,529	$8,313	$4,567	$4,742
Ratio of gross expense to average net assets	0.99%	1.05%	1.02%	1.05%	1.08%
Ratio of net expense to average net assets	0.99%	1.05%	1.05%	1.05%	1.05%
Ratio of investment income less gross expenses to average net assets	1.95%	2.18%	2.70%	2.29%	2.52%
Ratio of net investment income to average net assets	1.95%	2.15%	2.67%	2.27%	2.55%
Portfolio turnover rate	42%	60%	25%	48%	51%

The Class commenced operations on December 1, 2011.

158   Payden Mutual Funds

	Payden Equity Income Fund - Investor Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$16.69	$14.69	$13.97	$14.39	$12.64

Income from investment activities:
Net investment income	0.38	0.39	0.38	0.35	0.38
Net realized and unrealized gains	0.29	2.06	0.78	0.05	1.72

Total from investment activities	0.67	2.45	1.16	0.40	2.10

Distributions to shareholders:
From net investment income	(0.34)	(0.37)	(0.44)	(0.39)	(0.24)
From net realized gains.	(0.82)	(0.08)	—	(0.43)	(0.11)

Total distributions to shareholders	(1.16)	(0.45)	(0.44)	(0.82)	(0.35)

Net asset value — end of period	$16.20	$16.69	$14.69	$13.97	$14.39

Total return	3.92%	16.91%	8.37%	2.90%	16.88%

Ratios/supplemental data:
Net assets, end of period (000s)	$476,071	$564,547	$479,460	$281,163	$275,222
Ratio of gross expense to average net assets	0.74%	0.80%	0.77%	0.80%	0.83%
Ratio of net expense to average net assets	0.74%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.20%	2.48%	2.91%	2.54%	2.74%
Ratio of net investment income to average net assets	2.20%	2.45%	2.88%	2.53%	2.77%
Portfolio turnover rate	42%	60%	25%	48%	51%

The Fund commenced operations on November 1, 1996.

	Payden Equity Income Fund - SI Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$16.70	$14.69	$13.97	$14.39	$13.92

Income from investment activities:
Net investment income	0.39	0.42	0.42	0.38	0.09
Net realized and unrealized gains	0.29	2.06	0.75	0.04	0.46

Total from investment activities	0.68	2.48	1.17	0.42	0.55

Distributions to shareholders:
From net investment income	(0.35)	(0.39)	(0.45)	(0.41)	(0.08)
From net realized gains	(0.82)	(0.08)	—	(0.43)	—

Total distributions to shareholders	(1.17)	(0.47)	(0.45)	(0.84)	(0.08)

Net asset value — end of period	$16.21	$16.70	$14.69	$13.97	$14.39

Total return	4.01%	17.13%	8.50%	3.04%	3.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$703,181	$385,988	$314,900	$277,634	$186,735
Ratio of gross expense to average net assets	0.74%	0.80%	0.77%	0.79%	0.83	%(2)
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	2.19%	2.48%	3.01%	2.51%	2.48	%(2)
Ratio of net investment income to average net assets	2.29%	2.59%	3.13%	2.66%	2.64	%(2)
Portfolio turnover rate	42%	60%	25%	48%	51	%(1)

The Class commenced operations on August 1, 2014.

(1)  Not annualized.

(2)  Annualized.

Annual Report   159

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), including the schedules of investments as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, except Payden Emerging Markets Corporate Bond Fund, Payden Floating Rate Fund, Payden Absolute Return Bond Fund, and Payden Strategic Income Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Payden Emerging Markets Corporate Bond Fund, Payden Floating Rate Fund, Payden Absolute Return Bond Fund, and Payden Strategic Income Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting The Payden & Rygel Investment Group as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Payden Emerging Markets Corporate Bond Fund Payden Floating Rate Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the years ended October 31, 2018, 2017, 2016, 2015, and the period from November 11, 2013 (commencement of operations) through October 31, 2014.
Payden Absolute Return Bond Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the years ended October 31, 2018, 2017, 2016, and the period from November 6, 2014 (commencement of operations) through October 31, 2015.
Payden Strategic Income Fund.	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the years ended October 31, 2018, 2017, 2016, 2015, and the period from May 8, 2014 (commencement of operations) through October 31, 2014.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

160 Payden Mutual Funds

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 21, 2018

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

Annual Report   161

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2018. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2018	Value October 31, 2018	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,008.70	0.87%	0.25%	$1.27
Limited Maturity	1,000.00	1,010.90	1.09%	0.25%	1.27
Low Duration	1,000.00	1,005.90	0.59%	0.43%	2.17
U.S. Government	1,000.00	1,003.00	0.30%	0.43%	2.17
GNMA	1,000.00	999.00	(0.10)%	0.50%	2.52
Core Bond Adviser Class	1,000.00	994.30	(0.57)%	0.78%	3.94
Core Bond Investor Class	1,000.00	995.60	(0.44)%	0.54%	2.69
Core Bond SI Class	1,000.00	996.20	(0.38)%	0.40%	2.02
Corporate Bond	1,000.00	993.50	(0.65)%	0.65%	3.27
Strategic Income Investor Class	1,000.00	1,002.90	0.29%	0.70%	3.54
Strategic Income SI Class	1,000.00	1,003.60	0.36%	0.55%	2.79
Absolute Return Bond Investor Class	1,000.00	1,007.50	0.75%	0.70%	3.54
Absolute Return Bond SI Class	1,000.00	1,007.30	0.73%	0.55%	2.78
Floating Rate Bond Investor Class	1,000.00	1,015.10	1.51%	0.75%	3.83
Floating Rate Bond SI Class	1,000.00	1,015.60	1.56%	0.65%	3.32
High Income	1,000.00	1,007.50	0.75%	0.62%	3.13
California Municipal Income	1,000.00	1,003.30	0.33%	0.53%	2.68
Global Low Duration	1,000.00	1,005.70	0.57%	0.53%	2.68
Global Fixed Income	1,000.00	997.30	(0.27)%	0.70%	3.55
Emerging Markets Bond Adviser Class	1,000.00	957.90	(4.21)%	1.01%	4.99
Emerging Markets Bond Investor Class	1,000.00	959.00	(4.10)%	0.76%	3.75
Emerging Markets Bond SI Class	1,000.00	960.10	(3.99)%	0.69%	3.41
Emerging Markets Local Bond	1,000.00	875.90	(12.41)%	0.97%	4.60
Emerging Markets Corporate Bond Investor Class	1,000.00	987.00	(1.30)%	0.95%	4.76
Emerging Markets Corporate Bond SI Class	1,000.00	987.50	(1.25)%	0.85%	4.26
Equity Income Adviser Class	1,000.00	1,002.20	0.22%	0.99%	5.02
Equity Income Investor Class	1,000.00	1,003.50	0.35%	0.74%	3.76
Equity Income SI Class	1,000.00	1,003.80	0.38%	0.65%	3.29

162   Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2018 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2018	Value October 31, 2018	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.95	2.39%	0.25%	$1.28
Limited Maturity	1,000.00	1,023.95	2.39%	0.25%	1.28
Low Duration	1,000.00	1,023.04	2.30%	0.43%	2.19
U.S. Government	1,000.00	1,023.04	2.30%	0.43%	2.19
GNMA	1,000.00	1,022.68	2.27%	0.50%	2.55
Core Bond Adviser Class	1,000.00	1,021.25	2.12%	0.78%	4.00
Core Bond Investor Class	1,000.00	1,022.50	2.25%	0.54%	2.73
Core Bond SI Class	1,000.00	1,023.18	2.32%	0.40%	2.05
Corporate Bond	1,000.00	1,021.93	2.19%	0.65%	3.31
Strategic Income Investor Class	1,000.00	1,021.67	2.17%	0.70%	3.57
Strategic Income SI Class	1,000.00	1,022.42	2.24%	0.55%	2.81
Absolute Return Bond Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Absolute Return Bond SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
Floating Rate Bond Investor Class	1,000.00	1,021.40	2.14%	0.75%	3.84
Floating Rate Bond SI Class	1,000.00	1,021.91	2.19%	0.65%	3.33
High Income	1,000.00	1,022.09	2.21%	0.62%	3.15
California Municipal Income	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Low Duration	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Fixed Income	1,000.00	1,021.66	2.17%	0.70%	3.59
Emerging Markets Bond Adviser Class	1,000.00	1,020.11	2.01%	1.01%	5.14
Emerging Markets Bond Investor Class	1,000.00	1,021.38	2.14%	0.76%	3.86
Emerging Markets Bond SI Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Emerging Markets Local Bond	1,000.00	1,020.30	2.03%	0.97%	4.95
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.41	2.04%	0.95%	4.84
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.92	2.09%	0.85%	4.33
Equity Income Adviser Class	1,000.00	1,020.19	2.02%	0.99%	5.07
Equity Income Investor Class	1,000.00	1,021.45	2.15%	0.74%	3.79
Equity Income SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31

Annual Report   163

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to approve initially, and subsequently annually whether to renew, the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, the “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 19, 2018, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the eighteen Paydenfunds1 for an additional year through June 30, 2019. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all six of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) each Independent Trustee’s business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the eighteen Paydenfunds, the Board followed its previously established process. As part of this process, the Board delegates the initial responsibility for the renewal process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the types of information to be provided to the Audit Committee and the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on each Paydenfund to assist the Audit Committee and the Board in their respective deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Broadridge summarized the methodologies it employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

[1]The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

164   Payden Mutual Funds

In advance of the Board meeting held on June 19, 2018, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the particular Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the particular Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from the relationship with the Paydenfund. As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a Paydenfund-by-Paydenfund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 19, 2018, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for each of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3. Nature, Extent and Quality of Services

The Board and Audit Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) each Paydenfund’s benchmark index. The Board and Audit Committee concluded that overall the short-term and long-term results for each of the eighteen Paydenfunds have been satisfactory and that each of the eighteen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the eighteen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

Annual Report   165

5. Advisory Fees and Total Expenses

The Board and the Audit Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of the particular Fund’s Peer Group. The Board and Audit Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and advising separately managed institutional accounts. Overall, the Board and Audit Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Audit Committee each concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups, that is, the group has the best performance or the lowest expenses, as the case may be. References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2018.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.25%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-, three-, five- and ten-year periods.

166   Payden Mutual Funds

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.25%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for the one-year period, the second quintile for each of the three- and five-year periods and the third quintile for the ten-year period.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was also in the third quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.43%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-, three-, five- and ten-year periods.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.44%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one, three- and ten-year periods and the second quintile for the five-year period.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) will not exceed 0.50%.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one-year period and the second quintile for each of the three-, five- and ten-year periods.

Annual Report   167

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.56%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-, three-, five and ten-year periods.

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.70%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one- and three-year periods. The Fund began operations on May 8, 2014.

Absolute Return Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the first quintile of the Expense Group for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.70%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-year period and the second quintile for the three-year period. The Fund began operations on November 6, 2014.

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the third quintile of the Expense Group for adviser fees. The actual management fee was in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.65%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group or comparable funds for each of the one-, three- and five-year periods. The Fund began operations on March 12, 2009.

168   Payden Mutual Funds

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 1st quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-, three- and five-year periods and the fifth quintile for the ten-year period.

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.77%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the fifth quintile of the group of comparable funds for the one-year period and the third quintile for the three-year period. The Fund began operations on November 11, 2013.

California Municipal Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the third quintile of the Expense Group for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.53%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one- and three-year periods, the second quintile for the five-year period and the third quintile for the ten-year period.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was also in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.53%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the fifth quintile of the group of comparable funds for the each of the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was also in the first quintile.

Annual Report   169

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) will not exceed 0.70%.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the second quintile for the ten-year period.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-year period, the second quintile for each of the three- and five-year periods and the first quintile for the ten-year period.

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee is in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-year period, the second quintile for the three-year period and the fourth quintile for the five-year period. The Fund began operations on November 2, 2011.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.95%. This agreement has a one-year term ending February 28, 2019. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period and the third quintile for the three-year period. The Fund began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee is also in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) will not exceed 0.80%.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, the first quintile for the three-year period, and the third quintile for each of the five- and ten-year periods.

170   Payden Mutual Funds

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	71	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V.	74	Independent Trustee	1993	19	Vice Chair,
McKernan, Jr.					Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	77	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	69	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine	Director, Rockwell Collins
Dennis C. Poulsen	76	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	79	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	87	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel
Michael E. Salvay	57	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
James P. Sarni	58	Interested Trustee	2017	19	Managing Principal and Director, Payden & Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report   171

» U.S. BOND FUNDS
Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Fund (PYSBX) Payden U.S. Government Fund — Investor Class (PYUSX) Payden GNMA Fund — Investor Class (PYGNX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — SI Class (PYCSX) Payden Corporate Bond Fund (PYACX) Payden Strategic Income — Investor Class (PYSGX) Payden Strategic Income — SI Class (PYSIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden Floating Rate Fund — SI Class (PYFIX) Payden High Income Fund — Investor Class (PYHRX)
» TAX EXEMPT BOND FUND
Payden California Municipal Income Fund (PYCRX)
» GLOBAL BOND FUNDS
Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Local Bond Fund — Investor Class (PYELX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX)
» EQUITY FUND
Payden Equity Income Fund — Adviser Class (PYVAX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — SI Class (PYVSX)
PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336 payden.com payden@umb.com

ANNUAL REPORT

PAYDEN/KRAVITZ
CASH BALANCE PLAN FUND

October 31, 2018

•	President’s Letter

1	Management Discussion & Analysis

3	Portfolio Highlights & Investments

11	Statement of Assets & Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Notes to Financial Statements

25	Financial Highlights

27	Report of Independent Registered Public Accounting Firm

28	Fund Expenses

29	Approval of Investment Advisory Agreement

32	Trustees & Officers

Annual Report

President’s Letter Dear Shareholders, December 2018 marks the completion of the 26th year since the founding of the Payden Mutual Fund complex. During this time financial markets have experienced wide fluctuations reflecting economic, political and financial changes. But, we have all survived. I’d like first to take a minute and focus on the things we think are most important to our success: the culture, governance structure and focus of the advisor to the Payden Mutual Funds, Payden & Rygel. None of these key ingredients to our success have changed during this period. These elements are vitally important to the stability and protection of client funds and investment results. Second, the global financial markets were volatile this past year, and it is very difficult to identify trends in such an environment. Back to basics then. The U.S. economy remains healthy. We are finishing a year where the consumer has enjoyed real wage growth, near-full employment and balance sheets that are in the best shape since 2008. However, the global picture is murky. The UK and Europe are contending with Brexit as the March 2019 deadline for an agreement looms. The other big question is whether China’s economy faces a more significant slowdown. Risks remain, but we’re optimistic the global economy can withstand the varied headwinds and enjoy continued growth in the year ahead. Turning back to basics. As far as the Payden Mutual Fund complex is concerned, we continue to offer a wide array of global strategies with an emphasis on fixed income. Over the past five years, the complex has grown in assets by approximately 40%, to $8 billion. The range of strategies offered reflects the now fully global financial markets. My very best wishes to you and your family this holiday season and most importantly for health and happiness in 2019. Warm regards, Joan A. Payden President & CEO

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For the fiscal year ended October 31, 2018, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 1.82%, the Adviser Class (PKCBX) returned 1.53%, the Retirement Class (PKCRX) returned 1.24%, and the Institutional Class (PKCIX) returned 2.06%. The Fund’s benchmark, the 30-year U.S. Treasury Bond Yield returned 2.82% for the same period. The fiscal year was a tug-of-war between robust economic data and persistent geopolitical risk across the globe. Emerging market sovereign debt and investment-grade corporates elicited negative total returns as the US dollar strengthened and government bond yields increased. Less interest-rate sensitive sectors, such as Government Sponsored Entity risk-sharing deals, collateralized loan obligations and leveraged loans offered shelter from price declines. Securitized product continued to offer structural protection and a risk premium for complexity as underwriting standards remained tight and the US Housing market remained on stable footing. In February 2018, tail risk hedges contributed positively to performance as volatility increased substantially in-tandem with declines in the equity market. The Adviser took the opportunity to leg-in to equities following the initial bout of volatility, then took profits near the end of August, and have since re-entered in early October as stock prices once again declined meaningfully. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes.

1   Payden Mutual Funds

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The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by primarily investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity and may also invest in equity securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Institutional, Adviser and Retirement Classes are expected to perform similarly to its SI Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Mortgage Backed	35%
Asset Backed	22%
Corporate	21%
Foreign Government	13%
Stocks	3%
Other	6%

This information is not part of the audited financial statements

Schedule of Investments - October 31, 2018
Principal or Shares	Security Description	Value (000)
Asset Backed (22%)
1,400,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 0.930%) 3.37%, 7/18/27 (a)(b)	$1,397
1,050,000	Apidos CLO XXI 144A, (3 mo.
	LIBOR USD + 2.450%) 4.89%, 7/18/27 (a)(b)	1,044
1,050,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%) 0.85%, 4/15/30 EUR (a)(b)(c)	1,190
250,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 1.300%) 1.30%, 7/15/30 EUR (a)(b)(c)	283
350,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 2.650%) 2.65%, 7/15/30 EUR (a)(b)(c)	395
850,000	BlueMountain Fuji US. Clo I Ltd., (3 mo.
	LIBOR USD + 1.700%) 4.17%, 7/20/29 (a)	850
1,150,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.050%) 3.33%, 9/15/35 (a)(b)	1,152
850,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%) 3.58%, 9/15/35 (a)(b)	852
700,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.600%) 3.88%, 9/15/35 (a)(b)	704
550,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.100%) 4.38%, 9/15/35 (a)(b)	554
500,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.750%) 5.03%, 9/15/35 (a)(b)	505
1,000,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%) 0.73%, 9/21/29 EUR (a)(b)(c)	1,133
500,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 2.700%) 2.70%, 9/21/29 EUR (a)(b)(c)	567
1,560,000	Cedar Funding II CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.230%) 3.56%, 6/09/30 (a)(b)	1,561
1,000,000	Cedar Funding VI CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.090%) 3.56%, 10/20/28 (a)(b)	1,000

Principal or Shares	Security Description	Value (000)

1,000,000	Cedar Funding VI CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.600%) 4.07%, 10/20/28 (a)(b)	$1,000
350,000	Colombia Cent CLO 27 Ltd. 144A, (3 mo.
	LIBOR USD + 1.600%) 4.90%, 10/25/28 (a)(b)	350
1,587,926	Colony Starwood Homes 2016-2 Trust 144A, (1 mo.
	LIBOR USD + 1.250%) 3.53%, 12/17/33 (a)(b)	1,589
1,768,582	Countrywide Asset-Backed Certificates,
	4.71%, 10/25/46 (d)	1,729
2,221,875	Domino’s Pizza Master Issuer LLC 144A,
	3.08%, 7/25/47 (b)	2,156
1,970,000	Drive Auto Receivables Trust 2016-B 144A,
	4.53%, 8/15/23 (b)	2,001
1,300,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo.
	EURIBOR + 0.870%) 0.87%, 10/15/31
	EUR (a)(b)(c)	1,479
689,500	FOCUS Brands Funding LLC 144A,
	3.86%, 4/30/47 (b)	684
164,002	GE-WMC Asset-Backed Pass-Through
	Certificates Series 2005-2, (1 mo. LIBOR USD
	+ 0.250%) 2.53%, 12/25/35 (a)	164
800,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.550%) 3.67%, 9/15/28 (a)(b)	803
350,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.150%) 4.27%, 9/15/28 (a)(b)	351
500,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.650%) 4.77%, 9/15/28 (a)(b)	502
250,000	Greystone Commercial Real Estate Notes
	2018-HC1 Ltd. 144A, (1 mo. LIBOR USD
	+ 3.350%) 5.47%, 9/15/28 (a)(b)	251
700,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR
	USD + 3.300%) 5.77%, 1/20/30 (a)(b)	704

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.650%) 4.14%, 7/25/27 (a)(b)	$500
750,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 2.350%) 4.63%, 8/15/28 (a)(b)	758
1,176,695	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 0.950%) 3.42%, 4/21/25 (a)(b)	1,178
350,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD
	+ 1.450%) 3.92%, 4/21/25 (a)(b)	350
167,329	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	173
1,000,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%) 3.38%, 10/20/27 (a)(b)	1,000
1,100,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR USD
	+ 1.500%) 3.99%, 7/25/26 (a)(b)	1,101
1,000,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%) 3.43%, 6/15/28 (a)(b)	1,001
250,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.550%) 3.83%, 6/15/28 (a)(b)	250
750,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%) 3.27%, 10/20/26 (a)(b)	745
700,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 1.600%) 4.12%, 4/30/27 (a)(b)	699
450,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD
	+ 3.000%) 5.52%, 4/30/27 (a)(b)	448
700,000	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD
	+ 3.000%) 5.52%, 7/30/27 (a)(b)	697
600,000	Planet Fitness Master Issuer LLC 144A,
	4.26%, 9/05/48 (b)	598
1,450,000	Prestige Auto Receivables Trust 2016-1 144A,
	5.15%, 11/15/21 (b)	1,476
1,000,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo.
	LIBOR USD + 0.920%) 3.39%, 10/20/27 (a)(b)	998
1,832,100	Taco Bell Funding LLC 144A,
	3.83%, 5/25/46 (b)	1,833
1,070,000	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.160%) 3.63%, 10/20/26 (a)(b)	1,072
400,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%) 3.31%, 10/15/27 (a)(b)	400
900,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR
	USD + 0.880%) 3.32%, 4/15/27 (a)(b)	898
800,000	Westlake Automobile Receivables Trust 2018-3
	144A, 4.00%, 10/16/23 (b)	799
Total Asset Backed (Cost - $44,089)		43,924
Bank Loans(e) (3%)
415,800	Air Canada Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 4.29%, 10/06/23	417
306,515	Allison Transmission Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 4.04%, 9/23/22	309
932,663	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%) 4.05%, 3/11/25	934

Principal or Shares	Security Description	Value (000)

724,889	Berry Global Inc. Term Loan T 1L, (LIBOR USD 1-Month + 1.750%) 4.03%, 1/06/21	$724
722,868	Burlington Coat Factory Warehouse Corp. Term Loan B5 1L, (LIBOR USD 1-Month + 2.000%) 4.29%, 11/17/24	725
1,290,250	Charter Communications Operating LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.31%, 4/30/25	1,292
955,850	Golden Nugget Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.750%) 5.23%, 10/04/23	958
659,230	Michaels Stores Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.500%) 4.79%, 1/28/23	656
627,672	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD
	1-Month + 2.000%) 4.30%, 2/22/24	628
Total Bank Loans (Cost - $6,634)		6,643
Corporate Bond (21%)
330,000	AbbVie Inc., 3.38%, 11/14/21	329
750,000	ADCB Finance Cayman Ltd. 144A,
	4.00%, 3/29/23 (b)	739
575,000	Alcoa Nederland Holding BV 144A,
	6.75%, 9/30/24 (b)	607
750,000	Alimentation Couche-Tard Inc. 144A,
	2.70%, 7/26/22 (b)	719
780,000	Ally Financial Inc., 4.25%, 4/15/21	782
750,000	Ares Capital Corp., 3.50%, 2/10/23	716
760,000	AT&T Inc., 3.20%, 3/01/22	747
440,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%)
	3.51%, 6/12/24 (a)	442
730,000	Athene Global Funding 144A,
	4.00%, 1/25/22 (b)	733
350,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	341
590,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.160%) 3.12%, 1/20/23 (a)	577
300,000	Bank of Scotland PLC, 9.38%, 5/15/21 GBP (c)	449
550,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	531
305,000	CDW LLC/CDW Finance Corp.,
	5.50%, 12/01/24	310
192,308	Cenovus Energy Inc., 5.70%, 10/15/19	196
120,000	Centene Corp., 4.75%, 5/15/22	121
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	502
170,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	176
325,000	Cheniere Energy Partners LP 144A,
	5.63%, 10/01/26 (b)	321
400,000	CIT Group Inc., 4.75%, 2/16/24	395
1,200,000	Citigroup Inc., 2.90%, 12/08/21	1,173
300,000	Comcast Corp., 3.45%, 10/01/21	300
500,000	Comcast Corp., 3.70%, 4/15/24	498
290,000	Conagra Brands Inc., 3.80%, 10/22/21	290
310,000	Covanta Holding Corp., 5.88%, 3/01/24	310
305,000	Crestwood Midstream Partners LP/Crestwood
	Midstream Finance Corp., 6.25%, 4/01/23	312
575,000	CSC Holdings LLC, 8.63%, 2/15/19	582

Annual Report   4

Principal or Shares	Security Description	Value (000)

850,000	CVS Health Corp., 3.70%, 3/09/23	$839
1,010,000	Dell International LLC/EMC Corp. 144A,
	4.42%, 6/15/21 (b)	1,019
450,000	Dollar Tree Inc., 3.70%, 5/15/23	439
250,000	El Corte Ingles SA 144A, 3.00%, 3/15/24
	EUR (b)(c)	285
310,000	Encompass Health Corp., 5.75%, 11/01/24	310
450,000	Energy Transfer Operating LP, 5.20%, 2/01/22	466
330,000	EnLink Midstream Partners LP, 4.40%, 4/01/24	318
670,000	EQM Midstream Partners LP, 4.75%, 7/15/23	677
250,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	287
740,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	748
450,000	Five Corners Funding Trust 144A,
	4.42%, 11/15/23 (b)	460
600,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	563
800,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%) 3.55%, 2/15/23 (a)	779
840,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%) 3.70%, 6/30/22 (a)	847
1,200,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.050%) 3.37%, 6/05/23 (a)	1,209
315,000	Goodyear Tire & Rubber Co.,
	5.13%, 11/15/23 (f)	310
395,000	Halfmoon Parent Inc. 144A,
	3.40%, 9/17/21 (b)(f)	392
275,000	Halfmoon Parent Inc. 144A, 3.75%, 7/15/23 (b)	273
320,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 5.00%, 12/01/24 (b)	303
535,000	HSBC Holdings PLC, (3 mo. LIBOR USD
	+ 0.650%) 2.98%, 9/11/21 (a)	536
310,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22	311
475,000	ING Groep NV, 4.10%, 10/02/23	472
435,000	International Lease Finance Corp.,
	4.63%, 4/15/21	442
335,000	Iron Mountain Inc., 5.75%, 8/15/24	330
310,000	iStar Inc., 4.63%, 9/15/20	308
185,000	James Hardie International Finance DAC 144A, 3.63%, 10/01/26 EUR (b)(c)	209
450,000	Keurig Dr Pepper Inc. 144A, 4.06%, 5/25/23 (b)	448
565,000	Kinder Morgan Inc./DE 144A,
	5.00%, 2/15/21 (b)	580
465,000	Level 3 Financing Inc., 5.13%, 5/01/23	463
600,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%) 2.91%, 11/07/23 (a)	571
680,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%) 3.19%, 11/28/23 (a)(b)	649
345,000	Microchip Technology Inc. 144A,
	3.92%, 6/01/21 (b)	343
1,120,000	Mitsubishi UFJ Financial Group Inc.,
	3.00%, 2/22/22	1,097
650,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%) 3.40%, 7/22/22 (a)	653
310,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	315
305,000	Nabors Industries Inc., 4.63%, 9/15/21	295
1,100,000	Nordea Bank Abp 144A, 4.88%, 5/13/21 (b)	1,121
455,000	ONEOK Inc., 4.25%, 2/01/22	458

Principal or Shares	Security Description	Value (000)

320,000	Penske Automotive Group Inc.,
	5.38%, 12/01/24	$312
500,000	Pertamina Persero PT, 5.25%, 5/23/21 (g)	515
750,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	795
320,000	SBA Communications Corp., 4.00%, 10/01/22	308
730,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.25%, 9/13/20 (b)	713
330,000	SM Energy Co., 5.00%, 1/15/24 (f)	316
320,000	SMBC Aviation Capital Finance DAC 144A,
	4.13%, 7/15/23 (b)	319
880,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	849
315,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	313
455,000	Sunoco LP/Sunoco Finance Corp. 144A,
	4.88%, 1/15/23 (b)	440
150,000	Teva Pharmaceutical Finance IV LLC,
	2.25%, 3/18/20	146
350,000	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, 4/15/22 EUR (c)	409
200,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25 EUR (c)	239
150,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	148
920,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	859
470,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	415
320,000	United Continental Holdings Inc.,
	4.25%, 10/01/22	314
220,000	United Technologies Corp., 3.65%, 8/16/23	218
260,000	Universal Health Services Inc. 144A,
	4.75%, 8/01/22 (b)	261
450,000	Vodafone Group PLC, 3.75%, 1/16/24	440
200,000	YPF SA 144A, 8.88%, 12/19/18 (b)	201
580,000	Zayo Group LLC/Zayo Capital Inc.,
	6.00%, 4/01/23	595
Total Corporate Bond (Cost - $43,083)		42,448
Foreign Government (13%)
1,000,000	Argentine Republic Government International
	Bond, 6.25%, 4/22/19 (f)	1,008
1,500,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	1,556
500,000	Egypt Government International Bond 144A,
	5.58%, 2/21/23 (b)	479
250,000	Egypt Government International Bond 144A,
	5.75%, 4/29/20 (b)	252
350,000	Egypt Government International Bond 144A,
	6.13%, 1/31/22 (b)	346
457,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (g)	440
1,020,000	Georgia Government International Bond,
	6.88%, 4/12/21 (g)	1,075
500,000	Ghana Government International Bond 144A,
	7.88%, 8/07/23 (b)	511
381,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	391

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

870,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	$940
550,000,000	Japan Treasury Discount Bill, 0.00%, 12/03/18 JPY (c)	4,875
650,000,000	Japan Treasury Discount Bill, 0.00%, 12/10/18 JPY (c)	5,762
1,030,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (b)	1,038
510,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (b)	568
1,050,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/22 (b)	1,025
500,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	507
1,100,000	Republic of South Africa Government
	International Bond, 5.50%, 3/09/20	1,113
378,000	Saudi Government International Bond 144A, 4.00%, 4/17/25 (b)	372
308,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	329
1,420,000	Serbia International Bond 144A,
	5.88%, 12/03/18 (b)	1,423
300,000	Sri Lanka Government International Bond 144A, 5.75%, 4/18/23 (b)	270
860,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	833
350,000	Sri Lanka Government International Bond 144A, 6.25%, 7/27/21 (b)	334
850,000	Ukraine Government International Bond,
	7.75%, 9/01/19 (g)	855
840,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	866
Total Foreign Government (Cost - $27,465)		27,168
Mortgage Backed (34%)
336,702	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	288
175,671	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	150
330,030	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	287
2,262,604	Alternative Loan Trust 2007-12T1,
	6.00%, 6/25/37	1,707
223,920	Alternative Loan Trust 2007-5CB,
	6.00%, 4/25/37	188
1,491,455	American Home Mortgage Assets Trust 2007-2,
	(1 mo. LIBOR USD + 0.125%)
	2.41%, 3/25/47 (a)	1,394
1,050,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 0.980%) 3.26%, 11/14/35 (a)(b)	1,050
650,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%) 3.68%, 11/14/35 (a)(b)	650
400,000	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 2.650%) 4.93%, 11/14/35 (a)(b)	400
413,100	Banc of America Funding 2005-H Trust,
	4.34%, 11/20/35 (d)	368
8,407,475	BANK 2018-BNK13, 0.52%, 8/15/61 (d)	301

Principal or Shares	Security Description	Value (000)

1,400,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD
	+ 0.950%) 3.24%, 8/15/35 (a)(b)	$1,407
300,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD
	+ 1.400%) 3.69%, 8/15/35 (a)(b)	301
16,355,466	BENCHMARK 2018-B4, 0.70%, 7/15/51 (d)	620
1,020,000	Caesars Palace Las Vegas Trust 2017-VICI 144A, 4.35%, 10/15/34 (b)(d)	999
499,299	Chase Mortgage Finance Corp., 6.00%, 5/25/37	403
127,745	CHL Mortgage Pass-Through Trust 2005-18,
	5.50%, 10/25/35	111
856,391	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.65%, 3/20/36 (d)	804
625,270	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.66%, 2/25/47 (d)	563
500,000	Connecticut Avenue Securities Trust 2018-R07
	144A, (1 mo. LIBOR USD + 0.750%)
	3.03%, 4/25/31 (a)(b)	500
1,105,417	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	928
669,936	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	562
594,111	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 0.850%)
	3.13%, 11/25/29 (a)	596
1,418,899	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.150%) 3.43%, 9/25/29 (a)	1,426
464,613	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.300%) 3.58%, 7/25/29 (a)	468
189,955	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 1.350%) 3.63%, 1/25/29 (a)	190
1,060,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 2.250%) 4.53%, 7/25/30 (a)	1,071
810,976	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.000%) 6.28%, 5/25/25 (a)	890
1,050,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.250%) 6.53%, 1/25/29 (a)	1,186
573,069	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 4.550%) 6.83%, 2/25/25 (a)	618
512,883	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.000%) 7.28%, 7/25/25 (a)	577
392,759	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.000%) 7.28%, 7/25/25 (a)	437
1,148,402	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 5.700%) 7.98%, 4/25/28 (a)	1,328
400,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR USD + 6.000%) 8.28%, 9/25/28 (a)	468
635,441	First Horizon Alternative Mortgage Securities
	Trust 2006-AA5, 4.24%, 9/25/36 (d)	591
1,141,508	Flagstar Mortgage Trust 2018-1 144A,
	3.50%, 3/25/48 (b)(d)	1,120
900,000	Freddie Mac Stacr Trust 2018-HQA2, (1 mo.
	LIBOR USD + 2.300%) 4.59%, 10/25/48 (a)	895

Annual Report   6

Principal or Shares	Security Description	Value (000)

1,142,792	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.200%)
	3.48%, 7/25/29 (a)	$1,153
756,750	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.200%)
	3.48%, 8/25/29 (a)	762
700,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes 144A, 4.17%, 8/25/48 (b)(d)	645
490,122	Freddie Mac Structured Agency Credit Risk Debt
	Notes 144A, 4.17%, 8/25/48 (b)(d)	491
1,000,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 2.300%)
	4.58%, 9/25/30 (a)	1,001
1,250,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%)
	6.88%, 12/25/42 (a)	1,334
500,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.700%)
	6.98%, 3/25/28 (a)	569
1,450,000	GAHR Commercial Mortgage Trust 2015-NRF
	144A, 3.38%, 12/15/34 (b)(d)	1,427
400,000	GAHR Commercial Mortgage Trust 2015-NRF
	144A, 3.38%, 12/15/34 (b)(d)	396
888,377	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	(1 mo. LIBOR USD + 0.350%)
	2.63%, 3/25/35 (a)(b)	838
286,283	HarborView Mortgage Loan Trust 2004-10,
	4.13%, 1/19/35 (d)	286
78,442	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR USD + 0.860%) 3.14%, 8/25/29 (a)	76
226,459	IndyMac Index Mortgage Loan Trust
	2005-AR13, 3.92%, 8/25/35 (d)	206
450,000	InTown Hotel Portfolio Trust 2018-STAY 144A,
	(1 mo. LIBOR USD + 3.100%)
	5.38%, 1/15/33 (a)(b)	454
71,883	JP Morgan Alternative Loan Trust, (1 mo.
	LIBOR USD + 0.170%) 2.45%, 8/25/36 (a)	72
1,400,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-BCON 144A,
	3.76%, 1/05/31 (b)(d)	1,337
430,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2018-PHH 144A, (1 mo. LIBOR
	USD + 1.160%) 3.44%, 6/15/35 (a)(b)	430
114,805	JP Morgan Mortgage Trust, 6.00%, 7/25/36	101
482,778	JP Morgan Mortgage Trust, 6.00%, 6/25/37	383
303,169	JP Morgan Mortgage Trust 2014-IVR3 144A,
	3.00%, 9/25/44 (b)(d)	302
2,399,316	JP Morgan Mortgage Trust 2017-5 144A,
	3.17%, 10/26/48 (b)(d)	2,368
570,000	Madison Avenue Trust 2013-650M 144A,
	4.03%, 10/12/32 (b)(d)	561
106,007	MLCC Mortgage Investors Inc.,
	4.13%, 2/25/36 (d)	107
3,995,289	Morgan Stanley Capital I Trust 2018-H3,
	1.00%, 7/15/51 (d)	241

Principal or Shares	Security Description	Value (000)

623,436	Morgan Stanley Mortgage Loan Trust,
	3.78%, 1/25/35 (d)	$610
788,665	New Residential Mortgage Loan Trust 2014-3
	144A, 5.67%, 11/25/54 (b)(d)	820
1,228,257	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR USD + 1.500%)
	3.78%, 6/25/57 (a)(b)	1,261
104,170	Prime Mortgage Trust, 5.00%, 10/25/35	102
1,275,864	RALI Series 2005-QA7 Trust,
	4.39%, 7/25/35 (d)	1,190
1,194,597	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	1,140
124,596	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	116
539,255	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	503
1,068,592	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	996
405,216	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	341
1,528,270	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%) 1.60%, 8/20/56 GBP (a)(b)(c)	1,952
500,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR
	USD + 2.100%) 4.23%, 9/25/48 (a)(b)	497
2,926,544	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%) 3.93%, 4/25/43 (a)(b)	2,945
800,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 3.750%) 6.03%, 4/25/43 (a)(b)	840
999,814	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 11.750%) 14.03%, 4/25/43 (a)(b)	1,176
232,181	Structured Adjustable Rate Mortgage Loan Trust,
	4.07%, 12/25/35 (d)	197
24,704	Structured Adjustable Rate Mortgage Loan Trust,
	4.12%, 8/25/34 (d)	24
222,327	Structured Adjustable Rate Mortgage Loan Trust,
	4.39%, 8/25/34 (d)	220
2,851,575	Structured Asset Mortgage Investments II Trust
	2006-AR7, (1 mo. LIBOR USD + 0.210%)
	2.49%, 8/25/36 (a)	2,657
1,108,196	Structured Asset Mortgage Investments Inc., (1 mo. LIBOR USD + 0.310%)
	2.59%, 12/25/35 (a)	1,068
763,387	Structured Asset Mortgage Investments Inc., (1 mo. LIBOR USD + 0.700%) 2.98%, 1/19/34 (a)	749
310,695	Structured Asset Mortgage Investments Inc.,
	3.35%, 5/25/36 (d)	196
1,689	Structured Asset Mortgage Investments Trust
	2003-C1, 3.11%, 7/25/32 (d)	1
596,785	Vendee Mortgage Trust IO, 3.75%, 12/15/33	26
600,000	VMC Finance 2018-FL2 LLC 144A, (1 mo.
	LIBOR USD + 0.920%) 3.20%, 10/15/35 (a)(b)	600
650,000	VMC Finance 2018-FL2 LLC 144A, (1 mo.
	LIBOR USD + 1.950%) 4.23%, 10/15/35 (a)(b)	650
132,738	WaMu Mortgage Pass-Through Certificates, (12 mo. Federal Reserve Cumulative Average USD
	+ 0.940%) 2.78%, 5/25/46 (a)	134
436,422	WaMu Mortgage Pass-Through Certificates,
	3.47%, 2/25/37 (d)	424
301,484	WaMu Mortgage Pass-Through Certificates,
	3.49%, 10/25/36 (d)	282
754,723	WaMu Mortgage Pass-Through Certificates,
	3.54%, 7/25/37 (d)	628

7   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

506,807	WaMu Mortgage Pass-Through Certificates,
	3.57%, 9/25/36 (d)	$453
515,752	WaMu Mortgage Pass-Through Certificates,
	3.88%, 10/25/36 (d)	502
1,353,006	WaMu Mortgage Pass-Through Certificates
	Series 2005-AR11 Trust, (1 mo. LIBOR USD
	+ 0.320%) 2.60%, 8/25/45 (a)	1,355
988,429	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR10 Trust, 3.87%, 9/25/36 (d)	961
451,156	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR19 Trust, (Cost of Funds for the
	11th District of San Francisco + 1.250%)
	2.27%, 1/25/47 (a)	445
1,804,861	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 3.64%, 2/25/37 (d)	1,779
10,782,337	Wells Fargo Commercial Mortgage Trust
	2018-C46, 0.95%, 8/15/51 (d)	681
Total Mortgage Backed (Cost - $68,426)		69,903
U.S. Treasury (3%)
200,000	U.S. Treasury Note, 2.50%, 6/30/20 (h)(i)	199
5,300,000	U.S. Treasury Note, 2.63%, 8/31/20 (h)	5,278
Total U.S. Treasury (Cost - $5,490)		5,477
Stocks (3%)
Common Stock (2%)
19,300	Delta Air Lines Inc.	1,056
7,200	International Business Machines Corp.	831
9,700	JPMorgan Chase & Co.	1,058
3,200	Lockheed Martin Corp.	940
		3,885
Master Limited Partnership (1%)
15,600	Magellan Midstream Partners LP	962
Preferred Stock (0%)
220	Wells Fargo & Co., 7.50%	280
Real Estate Investment Trust (0%)
9,300	Digital Realty Trust Inc.	961
Total Stocks (Cost - $6,435)		6,088
Investment Company (3%)
5,138,674	Payden Cash Reserves Money Market Fund *
	(Cost - $5,139)	5,139
Purchased Swaptions (0%)
Total Purchased Swaptions (Cost - $351)		277
Total Investments, Before Options Written (Cost - $207,112) (102%)		207,067
Written Swaptions (0%)
Total Written Swaptions (Cost - $(298))		(199)
Total Investments (Cost - $206,814) (102%)		206,868
Liabilities in excess of Other Assets (-2%)		(4,247)
Net Assets (100%)		$202,621

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. See Note 2 in the Notes to Financial Statements.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board. (c) Principal in foreign currency.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2018. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)

All or a portion of these securities are on loan. At October 31, 2018, the total market value of the Fund’s securities on loan is $1,000 and the total market value of the collateral held by the Fund is $1,029. Amount in 000s.

(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Annual Report   8

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/20, Pay Fixed 3.15% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	$61,400	06/26/2020	$196	Call
2-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.975% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	26,800	09/27/2019	81	Call
Total Swaptions				$277
Written Swaptions
Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Call Swaptions 0.0%
1-Year Interest Rate Swap, 6/26/19, Pay Fixed 3.15% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	$61,400	06/26/2019	$(124)	Call
5-Year Interest Rate Swap, 9/27/19, Pay Fixed 2.90% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	11,200	09/27/2019	(75)	Call
Total Swaptions				$(199)

9   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
GBP 2,401	USD 3,065	State Street Bank & Trust Co.	01/17/2019	$ 17
JPY 176,200	USD 1,556	BNP PARIBAS	12/13/2018	12
USD 10,682	JPY 1,200,300	Barclays Bank PLC	11/08/2018	38
USD 1,572	JPY 176,200	BNP PARIBAS	12/13/2018	5
USD 1,556	EUR 1,345	BNP PARIBAS	12/13/2018	27
USD 6,678	EUR 5,764	Citibank, N.A.	11/08/2018	145
USD 2,534	GBP 1,950	HSBC Bank USA, N.A.	11/08/2018	40
USD 455	ZAR 6,700	HSBC Bank USA, N.A.	11/13/2018	1
USD 3,072	EUR 2,688	State Street Bank & Trust Co.	01/17/2019	5
				290
Liabilities:
EUR 1,345	USD 1,538	BNP PARIBAS	12/13/2018	(9)
ZAR 6,700	USD 497	HSBC Bank USA, N.A.	11/13/2018	(44)
				(53)
Net Unrealized Appreciation (Depreciation)				$237

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Long Contracts:
U.S. Treasury 5-Year Note Future	37	Dec-18	$4,158	$3	$3
Total Futures					$3

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 31 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2023	$2,750	$161	$167	$(6)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,000
Non-cash Collateral[2]	(1,000)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   10

October 31, 2018

Numbers in 000s

ASSETS:
Investments, at value *	$201,928
Affiliated investments, at value **	5,139
Foreign cash ***	120
Receivable for:
Interest and dividends	999
Investments sold	467
Fund shares sold	3
Forward currency contracts	290
Variation margin on centrally cleared contracts	6
Other assets	28
Total Assets	208,980
LIABILITIES:
Payable for:
Bank overdraft	7
Forward currency contracts	53
Investments purchased	4,716
Fund shares redeemed	1
Futures	8
Options written ****	199
Liability for securities on loan (Note 2)	1,029
Accrued expenses:
Investment advisory fees (Note 3)	155
Administration fees (Note 3)	26
Distribution fees (Note 3)	47
Trustee fees and expenses	1
Other liabilities	117
Total Liabilities	6,359
NET ASSETS	$202,621
NET ASSETS:
Paid in capital	$204,193
Total distributable earnings	(1,572)
NET ASSETS	$202,621
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$ 6,930
Shares Outstanding	651
Net Asset Value Per Share	$ 10.64
SI Class
Net Assets	$122,782
Shares Outstanding	11,610
Net Asset Value Per Share	$ 10.58
Adviser Class
Net Assets	$ 33,571
Shares Outstanding	3,242
Net Asset Value Per Share	$ 10.36
Retirement Class
Net Assets	$ 39,338
Shares Outstanding	3,971
Net Asset Value Per Share	$ 9.91

* Investments, at cost	$201,973
** Affiliated investments, at cost	5,139
*** Foreign cash, at cost	122
**** Options written, at cost	(298)

See notes to financial statements.

11   Payden Mutual Funds

Period ended October 31, 2018

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$ 7,734
Dividend income	384
Dividend income from affiliated investment (Note 2)	30
Income from securities lending	12
Foreign tax withholdings	(2)
Investment Income	8,158
EXPENSES:
Investment advisory fees (Note 3)	2,349
Administration fees (Note 3)	320
Shareholder servicing fees	38
Distribution fees (Note 3)	298
Custodian fees	36
Transfer agent fees	55
Registration and filing fees	50
Trustee fees and expenses	21
Printing and mailing costs	12
Loan commitment fees	4
Legal fees	4
Publication expense	7
Pricing fees	32
Fund accounting fees	55
Insurance	7
Audit fees	46
Other Expenses	1
Gross Expenses	3,335
Expense subsidy (Note 3)	(413)
Net Expenses	2,922
Net Investment Income	5,236
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	2,119
Foreign currency transactions	(44)
Forward foreign exchange contracts	379
Futures contracts	(294)
Written option contracts	(64)
Swap contracts	124
Change in net unrealized appreciation (depreciation) from:
Investments	(4,254)
Translation of assets and liabilities in foreign currencies	(26)
Forward foreign exchange contracts	143
Futures contracts	(1)
Written option contracts	149
Swap contracts	(14)
Net Realized and Unrealized Losses	(1,783)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,453

See notes to financial statements.

Annual Report   12

For the periods ended October 31st

Numbers in 000s

	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$5,236	$4,609
Net realized gains (losses) on investments	2,220	(1,245)
Change in net unrealized appreciation	(4,003)	2,234
Change in Net Assets Resulting from Operations	3,453	5,598
FROM DISTRIBUTIONS TO SHAREHOLDERS:(1)
Net investment income and net realized gains from investments:
Institutional Class	(440)	(175)
SI Class	(2,824)	(1,853)
Adviser Class	(1,171)	(875)
Retirement Class	(901)	(609)
Change in Net Assets from Distributions to Shareholders	(5,336)	(3,512)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	—	9,297
SI Class	31,919	43,222
Adviser Class	4,664	9,007
Retirement Class	11,256	13,962
Reinvestment of distributions:
Institutional Class	440	175
SI Class	2,810	1,852
Adviser Class	1,169	867
Retirement Class	901	609
Cost of fund shares redeemed:
Institutional Class	(11,202)	(2,223)
SI Class	(33,627)	(35,337)
Adviser Class	(19,919)	(15,727)
Retirement Class	(11,460)	(11,472)
Change in Net Assets from Capital Transactions	(23,049)	14,232
Total Change in Net Assets	(24,932)	16,318
NET ASSETS:
Beginning of period	227,553	211,235
End of period	$202,621	$227,553
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	1,663	972
Shares sold	—	883
Shares issued in reinvestment of distributions	42	17
Shares redeemed	(1,054)	(209)
Change in shares outstanding	(1,012)	691
Outstanding shares at end of period	651	1,663
SI Class:
Outstanding shares at beginning of period	11,500	10,579
Shares sold	3,032	4,110
Shares issued in reinvestment of distributions	270	179
Shares redeemed	(3,192)	(3,368)
Change in shares outstanding	110	921
Outstanding shares at end of period	11,610	11,500
Adviser Class:
Outstanding shares at beginning of period	4,608	5,175
Shares sold	453	871
Shares issued in reinvestment of distributions	114	85
Shares redeemed	(1,933)	(1,523)
Change in shares outstanding	(1,366)	(567)
Outstanding shares at end of period	3,242	4,608
Retirement Class:
Outstanding shares at beginning of period	3,894	3,583
Shares sold	1,138	1,402
Shares issued in reinvestment of distributions	92	62
Shares redeemed	(1,153)	(1,153)
Change in shares outstanding	77	311
Outstanding shares at end of period	3,971	3,894
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$187,698	$171,901
Sale of investments (excluding government)	222,655	135,168
Purchase of government securities	82,355	107,476
Sale of government securities	86,798	109,326

(1)

Prior year distribution character information and undistributed net investment income had been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 6 for this prior year information.

See notes to financial statements.

13   Payden Mutual Funds

October 31, 2018

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Annual Report   14

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

15   Payden Mutual Funds

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Annual Report   16

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the

Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2018 (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities
Credit[1]	—	$(6)
Interest rate[1,2,3]	$280	(199)
Foreign currency[4,5]	290	(53)

Total	$570	$(258)

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Includes options purchased at value as reported in the Schedule of Investments.

3	Payable for options written.

4	Receivable for forward currency contracts.

5	Payable for forward currency contracts.

17   Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2018

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit.	—	—	—	$127	$127
Equity	—	—	$202	—	202
Foreign exchange	—	$379	—	—	379
Interest rate	$(294)	—	333	(3)	36
Total	$(294)	$379	$535	$124	$744

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from forward foreign exchange contracts.

3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2018

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Foreign Exchange Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$(6)	$(6)
Equity	—	—	$32	—	32
Foreign exchange	—	$143	—	—	143
Interest rate	$(1)	—	(98)	(8)	(107)

Total	$(1)	$143	$(66)	$(14)	$62

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2018, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
15%	0%	5%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties

Annual Report   18

to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At October 31, 2018, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Derivative Financial Instruments:
Centrally Cleared Swaps	$6	$—
Futures Contracts	—	8
Purchased Swaptions[1]	277	—
Written Swaptions	—	199
Forward Currency Contracts	290	53

Total derivative assets and liabilities in the Statement of Assets and Liabilities	573	260

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(151)	(8)

Total derivative assets and liabilities subject to MNA	$422	$252

1 Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2018 (000s):

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$315	$(199)	—	—	$116
BNP PARIBAS	44	(9)	—	—	35
HSBC Bank USA, N.A.	41	(41)	—	—	—
State Street Bank & Trust Co.	22	—	—	—	22
Total	$422	$(249)	—	—	$173

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$199	$(199)	—	—	—
BNP PARIBAS	9	(9)	—	—	—
HSBC Bank USA, N.A.	44	(41)	—	—	$ 3
Total	$252	$(249)	—	—	$ 3

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Net amount represents the net amount receivable from the counterparty in the event of default.

3 Net amount represents the net amount payable due to the counterparty in the event of default.

19   Payden Mutual Funds

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2018, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2018, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Annual Report   20

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2017	Purchases	Sales	Dividends	Value October 31, 2018	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

$714,370	$534,689,933	$530,265,629	$30,089	$5,138,674	—	—

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended October 31, 2018.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2019 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $1,181,326 ($368,864 for 2016, $399,456 for 2017 and $413,006 for 2018) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

21   Payden Mutual Funds

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Asset Backed	—	—	$43,924	—	—	—	$43,924
Bank Loans	—	—	6,643	—	—	—	6,643
Corporate Bond	—	—	42,448	—	—	—	42,448
Foreign Government	—	—	27,168	—	—	—	27,168
Mortgage Backed	—	—	69,903	—	—	—	69,903
U.S. Treasury	—	—	5,477	—	—	—	5,477
Swaptions Purchased	—	—	277	—	—	—	277
Common Stock	$3,885	—	—	—	—	—	3,885
Master Limited Partnership	962	—	—	—	—	—	962
Preferred Stock	280	—	—	—	—	—	280
Real Estate Investment Trusts	961	—	—	—	—	—	961
Investment Company	5,139	—	—	—	—	—	5,139

	Other Financial Instruments[1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$290	$(53)	—	—	$237
Futures	$3	—	—	—	—	—	3
Swaps	—	—	—	(6)	—	—	(6)
Swaptions Written	—	—	—	(199)	—	—	(199)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and swaptions written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Annual Report   22

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. For the year ended October 31, 2018, there were no permanent differences.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term. As of October 31, 2018 the fund utilized $1,574 in capital loss carryforwards.

As of October 31, 2018, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$492	$6,263	$6,755

* Post-enactment carryforward losses.

The tax character of distributions paid during the year ended October 31, is as follows (000“s).

2018		2017

Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains

$5,336	—	$3,512	—

At October 31, 2018, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments
$207,070	$2,879	$(2,846)	$33

At October 31, 2018, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings

$5,150	—	$(6,755)	—	$33	$(1,572)

6. Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. the Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2018 were classified as follows:

Institutional Class			SI Class			Adviser Class			Investor Class
Net Investment Income	Net Realized Gains	Total	Net Investment Income	Net Realized Gains	Total	Net Investment Income	Net Realized Gains	Total	Net Investment Income	Net Realized Gains	Total
$(175)	—	$(175)	$(1,853)	—	$(1,853)	$(875)	—	$(875)	$(609)	—	$(609)

23   Payden Mutual Funds

7. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report   24

For the share outstanding for each of the periods ended October 31st

	Institutional Class
	2018	2017	2016
Net asset value — beginning of period	$10.69	$10.55	$10.33

Income (loss) from investment activities:
Net investment income	0.30 (1)	0.25	0.15
Net realized and unrealized gains (losses)	(0.08)	0.07	0.07

Total from investment activities	0.22	0.32	0.22

Distributions to shareholders:
From net investment income	(0.27)	(0.18)	—

Net asset value — end of period	$10.64	$10.69	$10.55

Total return	2.06%	3.09%	2.13	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$6,930	$17,780	$10,259
Ratio of gross expense to average net assets	1.42%	1.41%	1.43	%(3)
Ratio of net expense to average net assets	0.95%	0.95%	0.95	%(3)
Ratio of investment income less gross expenses to average net assets	2.37%	2.10%	2.90	%(3)
Ratio of net investment income to average net assets	2.84%	2.55%	3.38	%(3)
Portfolio turnover rate	130%	116%	55	%(2)

The class commenced operations on June 1, 2016.

	SI Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$10.65	$10.54	$10.48	$10.63	$10.66

Income (loss) from investment activities:
Net investment income	0.27 (1)	0.23	0.25	0.19	0.23
Net realized and unrealized gains (losses)	(0.08)	0.06	0.01	(0.16)	0.02

Total from investment activities	0.19	0.29	0.26	0.03	0.25

Distributions to shareholders:
From net investment income	(0.26)	(0.18)	(0.20)	(0.18)	(0.28)

Net asset value — end of period	$10.58	$10.65	$10.54	$10.48	$10.63

Total return	1.82%	2.76%	2.58%	0.29%	2.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$122,782	$122,500	$111,517	$107,903	$89,025
Ratio of gross expense to average net assets	1.42%	1.42%	1.43%	1.46%	1.47%
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.41%	2.09%	2.23%	2.00%	2.22%
Ratio of net investment income to average net assets	2.58%	2.25%	2.42%	2.21%	2.44%
Portfolio turnover rate	130%	116%	55%	85%	85%

The class commenced operations on September 22, 2008.

(1)  Based on average shares outstanding.

(2)  Not annualized.

(3)  Annualized.

25   Payden Mutual Funds

	Adviser Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$10.46	$10.37	$10.34	$10.51	$10.54

Income (loss) from investment activities:
Net investment income	0.24 (1)	0.22	0.25	0.19	0.25
Net realized and unrealized gains (losses)	(0.08)	0.04	(0.02)	(0.19)	(0.02)

Total from investment activities	0.16	0.26	0.23	—	0.23

Distributions to shareholders:
From net investment income	(0.26)	(0.17)	(0.20)	(0.17)	(0.26)

Net asset value — end of period	$10.36	$10.46	$10.37	$10.34	$10.51

Total return	1.53%	2.56%	2.28%	0.05%	2.18%

Ratios/supplemental data:
Net assets, end of period (000s)	$33,571	$48,190	$53,687	$60,661	$57,112
Ratio of gross expense to average net assets	1.67%	1.67%	1.68%	1.71%	1.73%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	2.13%	1.84%	1.98%	1.75%	1.95%
Ratio of net investment income to average net assets	2.30%	2.00%	2.17%	1.96%	2.18%
Portfolio turnover rate	130%	116%	55%	85%	85%
The class commenced operations on September 22, 2008.
	Retirement Class
	2018	2017	2016	2015	2014
Net asset value — beginning of period	$10.04	$9.98	$9.98	$10.17	$10.21

Income (loss) from investment activities:
Net investment income	0.21 (1)	0.18	0.20	0.17	0.22
Net realized and unrealized gains (losses)	(0.09)	0.05	—	(0.19)	(0.03)

Total from investment activities	0.12	0.23	0.20	(0.02)	0.19

Distributions to shareholders:
From net investment income	(0.25)	(0.17)	(0.20)	(0.17)	(0.23)

Net asset value — end of period	$9.91	$10.04	$9.98	$9.98	$10.17

Total return	1.24%	2.33%	2.03%	(0.19)%	1.90%

Ratios/supplemental data:
Net assets, end of period (000s)	$39,338	$39,083	$35,772	$27,001	$28,515
Ratio of gross expense to average net assets	1.92%	1.91%	1.93%	1.96%	1.97%
Ratio of net expense to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	1.91%	1.59%	1.74%	1.51%	1.72%
Ratio of net investment income to average net assets	2.08%	1.75%	1.92%	1.72%	1.94%
Portfolio turnover rate	130%	116%	55%	85%	85%

The class commenced operations on April 6, 2009.

(1)  Based on average shares outstanding.

Annual Report   26

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Payden/Kravitz Cash Balance Plan Fund, one of the funds comprising the Payden & Rygel Investment Group (the “Fund”), including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/S/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 21, 2018

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

27   Payden Mutual Funds

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2018. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2018 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2018	Value October 31, 2018	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$1,014.30	1.43%	0.94%	$4.78
Hypothetical	1,000.00	1,020.46	2.05%	0.94%	4.79
SI Class
Actual	$1,000.00	$1,013.40	1.34%	1.25%	$6.35
Hypothetical	1,000.00	1,018.90	1.89%	1.25%	6.36
Adviser Class
Actual	$1,000.00	$1,011.70	1.17%	1.50%	$7.61
Hypothetical	1,000.00	1,017.64	1.76%	1.50%	7.63
Retirement Class
Actual	$1,000.00	$1,010.20	1.02%	1.75%	$8.87
Hypothetical	1,000.00	1,016.38	1.64%	1.75%	8.90

Annual Report   28

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 19, 2018, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2019. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) each Independent Trustee’s business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board delegates the initial responsibility for this process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Audit Committee and the Board in connection with the proposed contract renewal, and (2) to evaluate the information provided in response to these guidelines and requests. In advance of the Board meeting held on June 19, 2018, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 19, 2018, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

29   Payden Mutual Funds

3. Nature, Extent and Quality of Services

The Board and Audit Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained the Fund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) the Fund’s benchmark index. The Board and Audit Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent calendar year, the Fund’s results continued on a satisfactory track. In sum, the Board and Audit Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be very competitive with the advisory fees and expenses of this peer group. Overall, the Board and Audit Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Audit Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

7. Specific Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to the Fund. References below to quintiles are based on data provided to the Board in the report prepared by Broadridge. All time periods referenced below ended as of April 30, 2018.

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 1.10%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was also in the fifth quintile.

Annual Report   30

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed that, for so long as it is the investment adviser to the Fund, the total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) will not exceed 1.25%.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one- and three- year periods and in the fourth quintile for the five-year period.

31   Payden Mutual Funds

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue
Los Angeles, CA 90071

Trustees (1)
W. D. Hilton, Jr.	71	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Thomas V. McKernan, Jr.	74	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California, Director, First American Financial

Rosemarie T. Nassif	77	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University

Andrew J. Policano	69	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine	Director, Rockwell Collins

Dennis C. Poulsen	76	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company

Stender E. Sweeney	79	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	87	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel

Michael E. Salvay	57	Interested Trustee	2009	19	Managing Principal, Payden & Rygel

James P. Sarni	58	Interested Trustee	2017	19	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel

Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel

Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel

Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel

Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report   32

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PAYDEN/KRAVITZ

» PAYDEN/KRAVITZ CASH BALANCE FUND

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)
Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX)

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 18, 2018, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2018, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $659,700 for 2018 and $646,000 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $120,520 for 2018 and $118,120 for 2017. These fees related to the preparation and filing of Federal and state income tax returns and Federal excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $3,000 in 2018 and $7,500 in 2017, in each case related to a consent in connection with a filing with the SEC on December 7, 2017 for the registration of a new share class (the “SI Share Class”) for the Payden Core Bond Fund.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal account, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  NA

(c)  100%

(d)  100%

(f)    Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $123,000 for 2018 and $125,620 for 2017.

(h)

In the fiscal years ended October 31, 2018 and October 31, 2017, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 21, 2018

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	December 21, 2018

* Print the name and title of each signing officer under his or her signature.